As filed with the Securities and Exchange Commission on May 12, 2009

Registration No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TOYOTA MOTOR CREDIT CORPORATION

(Originator of the TMCC Demand Notes and Sponsor of the Trusts described herein)

and

TOYOTA AUTO FINANCE RECEIVABLES LLC

(Depositor of the Trusts described herein)

(Exact name of each Registrant as specified in its charter)

Delaware	6189	95-4836519
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

______________________________________

Katherine Adkins, Esq.

c/o Toyota Motor Credit Corporation

19001 South Western Avenue

Torrance, California 90501

(310) 468-3401

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Copy to:

Reed D. Auerbach, Esq.

McKee Nelson LLP

One Battery Park Plaza, 34th Floor

New York, New York 10004

(Name, Address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:  From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  [  ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:   [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   [  ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   [  ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   [  ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   [  ]

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Aggregate Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Asset-Backed Notes	$1,000,000	100%	$1,000,000	$55.80
TMCC Demand Notes	(3)	(3)	(3)	(3)
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Calculated pursuant to Rule 457 (a) of the Securities Act of 1933, as amended.
(3) The TMCC Demand Notes represent investments by the Trust of Collections in demand notes issued from time to time by TMCC.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INTRODUCTORY NOTE

THIS REGISTRATION STATEMENT CONTAINS (I) A PROSPECTUS RELATING TO THE OFFERING OF ONE OR MORE SERIES OF ASSET BACKED NOTES BY VARIOUS TRUSTS CREATED FROM TIME TO TIME BY TOYOTA AUTO FINANCE RECEIVABLES LLC AND (II) A FORM OF PROSPECTUS SUPPLEMENT RELATING TO THE OFFERING BY EACH SEPARATE TRUST OF A PARTICULAR SERIES OF ASSET BACKED NOTES DESCRIBED IN THE PROSPECTUS SUPPLEMENT. THE FORM OF PROSPECTUS SUPPLEMENT RELATES ONLY TO THE SECURITIES DESCRIBED THEREIN AND IS A FORM WHICH MAY BE USED BY TOYOTA AUTO FINANCE RECEIVABLES LLC TO OFFER ASSET BACKED NOTES UNDER THIS REGISTRATION STATEMENT.

In addition, if and to the extent required by applicable law, the Prospectus and the related Prospectus Supplement will also be used after the completion of the related offering in connection with certain offers and sales related to market-making transactions in the offered securities.  In order to register under Rule 415 those securities which may be offered and sold in market-making transactions, the appropriate box on the cover page of the Registration Statement has been checked and the undertakings required by Item 512(a) of Regulation S-X have been included in Item 17 of Part II.

This document is subject to completion and amendment.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities  in any state or foreign jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated [______] [__], 200[●]

Prospectus Supplement to Prospectus Dated May 12, 2009

$[●]

Toyota Auto Receivables 200[●]-[●] Owner Trust

Issuing Entity and Trust

Toyota Auto Finance Receivables LLC,

Depositor

Toyota Motor Credit Corporation,

Sponsor, Administrator and Servicer

You should review carefully the factors set forth under “Risk Factors” beginning on page S-23 of this prospectus supplement and page 13 in the accompanying prospectus.

This prospectus supplement does not contain complete information about the offering of the notes.  No one may use this prospectus supplement to offer and sell the notes unless it is accompanied by the prospectus.  Whenever information in this prospectus supplement is more specific than or differs from information in the prospectus, you should rely on information in this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined that this prospectus supplement or the accompanying prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The notes are asset backed securities issued by the issuing entity.  The notes will not be obligations of, interests in, and are not guaranteed or insured by, Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC, Toyota Financial Services Corporation, Toyota Financial Services Americas Corporation, Toyota Motor Corporation, Toyota Motor Sales, U.S.A., Inc.  or any of their affiliates.  Neither the notes nor the receivables owned by the issuing entity are insured or guaranteed by any governmental agency.

The issuing entity may issue up to [seven] classes of notes described in the table below. All or a portion of one or more classes of notes may be initially retained by Toyota Auto Finance Receivables LLC or its affiliate.

	Initial Principal Amount	Interest Rate	Accrual Method	Final Scheduled Payment Date
Class A-1 Notes(1)	$[●]	●%	Actual/360	[●]
Class A-2A Notes	$[●]	●%	30/360	[●]
Class A-2B Notes		1-month LIBOR + ●%	Actual/360	[●]
Class A-3A Notes	$[●]	●%	30/360	[●]
Class A-3B Notes		1-month LIBOR + ●%	Actual/360	[●]
Class A-4A Notes	$[●]	●%	30/360	[●]
Class A-4B Notes		1-month LIBOR + ●%	Actual/360	[●]
___________________
(1) [The Class A-1 Notes will not be offered to third party investors by this prospectus supplement.]

The primary assets of the issuing entity will include a pool of fixed rate retail installment sale contracts used to finance new and used automobiles and light-duty trucks.

Credit enhancement for the notes consists of excess interest on the receivables, a reserve account, overcollateralization, yield supplement overcollateralization and [additional credit enhancement].

The principal of and interest on the notes will generally be payable on the [●] day of each month, unless the [●] day is not a business day, in which case payment will be made on the following business day. The first payment will be made on [●][●], 200[●].

[If the offered notes will be eligible collateral under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility, insert disclosure.]

The terms of the offering are as follows:
Initial Public Offering Price[(1)]		Underwriting Discounts and Commissions	Proceeds To Sponsor(2)
Per Class A-2A Note ●%		●%	●%
Per Class A-2B Note ●%		●%	●%
Per Class A-3A Note ●%		●%	●%
Per Class A-3B Note ●%		●%	●%
Per Class A-4A Note ●%		●%	●%
Per Class A-4B Note ●%		●%	●%
Total $●		$●	$●
____________________
(1) [Plus accrued interest, if any, from ●.]
(2) Before deducting expenses payable by Toyota Auto Finance Receivables LLC, as the Sponsor, estimated to be $●.

The notes are offered by the underwriters if and when issued by the issuing entity, delivered to and accepted by the  underwriters and subject to their right to reject orders in whole or in part.  The notes will be delivered in book-entry form through the Depository Trust Company, on or about [●][●], 200[●] against payment in immediately available funds.

[●]
The date of this prospectus supplement is [●] [●], 200[●]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

Information about the notes is provided in two separate documents that progressively provide more detail:

•

the accompanying prospectus, which provides general information, some of which may not apply to a particular class of notes, including your notes; and

•

this prospectus supplement, which describes the specific terms of your class of notes.

Cross-references are included in this prospectus supplement and in the prospectus which direct you to more detailed descriptions of a particular topic.  You can also find references to key topics in the table of contents on the back cover of the prospectus.

You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption “Index of Terms” beginning on page S-78 in this prospectus supplement and under the caption “Index of Defined Terms” beginning on page 96 in the accompanying prospectus.

Whenever we use words like “intends,” “anticipates” or “expects” or similar words in this prospectus supplement, we are making a forward-looking statement, or a projection of what we think will happen in the future.  Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate.  Any forward-looking statements in this prospectus supplement speak only as of the date of this prospectus supplement.  We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus supplement to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (which we refer to in this prospectus supplement as the SEC) allows us to “incorporate by reference” information filed with it by Toyota Auto Finance Receivables LLC on behalf of an issuing entity or by Toyota Motor Credit Corporation  (“TMCC”), which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this prospectus supplement.  Information that we file later with the SEC will automatically update the information in this prospectus supplement.  In all cases, you should rely on the later information over different information included in this prospectus supplement or the accompanying prospectus.  We incorporate by reference any future annual, monthly or current SEC reports and proxy materials filed by or on behalf of an issuing entity until we terminate our offering of the securities by that issuing entity.

[If the Issuing Entity invests in demand notes issued by TMCC insert the following:

We also incorporate by reference the documents listed below, which were filed by TMCC with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”):

•

annual report on Form 10-K[_] for the fiscal year ended [_____________];

•

quarterly reports on Form 10-Q[_] for the quarters ended[_________], [___________] and [__________]; and

•

current reports on Form 8-K[_] filed on [_________] and [__________].

We also incorporate by reference each document that TMCC will file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus until the offering of the debt securities is completed, except for any portion of a document that is not “filed” under the Exchange Act.

You may request a copy of any document that we have incorporated by reference in this prospectus, excluding any exhibit to the document unless the exhibit is specifically incorporated by reference in the document, at no cost by contacting TMCC at the following address or telephone number: Toyota Motor Credit Corporation, 19001 South Western Avenue, Torrance, California 90501; Attn: Treasury; telephone: (310) 468-1310.]

TABLE OF CONTENTS
Prospectus Supplement

Page

SUMMARY OF PARTIES TO THE TRANSACTION

S-6

SUMMARY OF MONTHLY DISTRIBUTIONS OF COLLECTIONS

S-7

SUMMARY OF TERMS

S-8

RISK FACTORS

S-23

THE ISSUING ENTITY

S-34

CAPITALIZATION OF THE ISSUING ENTITY

S-36

THE DEPOSITOR

S-36

THE SPONSOR, ADMINISTRATOR AND SERVICER

S-36

THE TRUSTEES

S-37

THE RECEIVABLES POOL

S-37

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

S-43

STATIC POOLS

S-46

USE OF PROCEEDS

S-46

PREPAYMENT AND YIELD CONSIDERATIONS

S-46

WEIGHTED AVERAGE LIVES OF THE NOTES

S-48

POOL FACTORS AND TRADING INFORMATION

S-52

STATEMENTS TO THE NOTEHOLDERS

S-52

DESCRIPTION OF THE NOTES

S-52

General

S-52

Payments of Interest

S-52

Payments of Principal

S-53

Indenture

S-54

Notices

S-54

Governing Law

S-55

Minimum Denominations

S-55

PAYMENTS TO NOTEHOLDERS

S-55

Calculation of Available Collections

S-55

Calculation of Principal Distribution Amount

S-56

Priority of Payments

S-57

Payments After Occurrence of Event of Default Resulting in Acceleration

S-57

Reserve Account

S-58

Overcollateralization

S-59

Yield Supplement Overcollateralization Amount

S-59

[Revolving Liquidity Note Agreement]

S-60

[Additional Credit Enhancement]

S-61

[CREDIT ENHANCEMENT PROVIDER]

S-61

TRANSFER AND SERVICING AGREEMENTS

S-61

The Transfer and Servicing Agreements

S-61

Sale and Assignment of Receivables

S-61

Accounts

S-61

Servicing Compensation

S-61

Collections

S-61

Net Deposits

S-62

Optional Purchase of Receivables and Redemption of Notes

S-63

[Removal of Pool Assets]

S-63

Removal of Servicer

S-63

THE OWNER TRUSTEE AND INDENTURE TRUSTEE

S-64

Duties of the Owner Trustee and Indenture Trustee

S-65

Fees and Expenses

S-66

THE SWAP AGREEMENT

S-66

Payments Under the Swap Agreement

S-66

Defaults Under Swap Agreement

S-67

Swap Termination Events

S-67

Early Termination of Swap Agreement

S-67

Taxation

S-69

Assignment; Swap Counterparty Downgrade

S-69

Modification and Amendment of Swap Agreement

S-70

The Swap Counterparty

S-71

Swap Agreement Significance Percentage

S-71

AFFILIATIONS AND RELATED TRANSACTIONS

S-71

LEGAL PROCEEDINGS

S-71

ERISA CONSIDERATIONS

S-71

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

S-73

UNDERWRITING

S-74

EUROPEAN ECONOMIC AREA

S-76

UNITED KINGDOM

S-76

LEGAL OPINIONS

S-77

[EXPERTS]

S-77

INDEX OF TERMS

S-78

ANNEX A:  GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION

PROCEDURES

A-1

ANNEX B:  STATIC POOL INFORMATION

B-1

ANNEX C:  CERTIFICATION AS TO TALF ELIGIBILITY

C-1

SUMMARY OF PARTIES TO THE TRANSACTION1

___________________________

1

This chart provides only a simplified overview of the relations between the key parties to the transaction.  Refer to this prospectus supplement and the prospectus for a further description.

SUMMARY OF MONTHLY DISTRIBUTIONS OF COLLECTIONS2

COLLECTION ACCOUNT
1st
SERVICER
(Servicing Fee)
2nd
SWAP COUNTERPARTY (if any)
(net swap payments due to the Swap Counterparty, if any)
(pro rata, based on amounts owed to the Noteholders and the Swap Counterparty)
3rd
NOTEHOLDERS
(interest on the Notes) pro rata, based on amounts owed to each class of notes
SWAP COUNTERPARTY
(if any)
(Senior Swap Termination Payments, if any)
(prior to an Event of Default, first, to the Class A-1 Notes until paid in full, second to the Class A-2 Notes until paid in full, third to the Class A-3 Notes until paid in full and fourth to the Class A-4 Notes until paid in full)
4th
CLASS A NOTEHOLDERS
(Principal Distribution Amount)
5th
RESERVE ACCOUNT DEPOSIT
(to the extent required)
6th
SWAP COUNTERPARTY (if any)
(Subordinated Swap Termination Payments, if any)
7th
ALL REMAINING AMOUNTS
(to the Certificateholder)

___________________________

2

This chart provides only a simplified overview of the monthly distributions of available collections.  Refer to this prospectus supplement and the prospectus for a further description.

SUMMARY OF TERMS

The following information highlights selected information from this document and provides a general overview of the terms of the notes.  To understand all of the terms of the offering of these notes, you should read carefully this entire document and the accompanying prospectus.  Both documents contain information you should consider when making your investment decision.

Relevant Parties
Issuing Entity	Toyota Auto Receivables 200[●]-[●] Owner Trust, a Delaware statutory trust. The issuing entity will be established by the trust agreement and the certificate of trust.
Depositor	Toyota Auto Finance Receivables LLC.
Sponsor, Administrator and Servicer	Toyota Motor Credit Corporation.
Swap Counterparty	[Toyota Motor Credit Corporation], if any floating rate classes of notes are issued.

[As of the date of this prospectus supplement, Toyota Motor Credit Corporation’s long term debt ratings are Aa1 (negative outlook) by Moody’s Investors Service, Inc. and AA (negative outlook) by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its short term debt ratings are P-1 by Moody’s Investors Service, Inc. and A-1+ by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.]

[Credit Enhancement]	[[●] will be the credit enhancement provider under the [●]].
[Demand Note Issuer]	[Toyota Motor Credit Corporation]
Indenture Trustee	[●].
Owner Trustee	[●].

Relevant Agreements
Indenture	The indenture between the issuing entity and the indenture trustee. The indenture provides for the terms relating to the notes.
Trust Agreement	The trust agreement between the depositor and the owner trustee. The trust agreement governs the creation of the issuing entity and provides for the terms relating to the certificates.
Sale and Servicing Agreement

The sale and servicing agreement among the issuing entity, the servicer and the depositor.  The sale and servicing agreement governs the transfer of the receivables by the depositor to the issuing entity and the servicing of the receivables by the servicer.

Administration Agreement

The administration agreement between the administrator, the issuing entity, the owner trustee and the indenture trustee.  The administration agreement governs the provision of reports by the administrator and the performance by the administrator of other administrative duties for the issuing entity.

Receivables Purchase Agreement

The receivables purchase agreement between the depositor and Toyota Motor Credit Corporation.  The receivables purchase agreement governs the sale of the receivables from Toyota Motor Credit Corporation, as the originator, to the depositor.

Swap Agreement

If any classes of floating rate notes are issued, a swap transaction with respect to each such class of floating rate notes will be entered into by the issuing entity and Toyota Motor Credit Corporation, as swap counterparty.

[Revolving Liquidity Note Agreement]

[The revolving liquidity note agreement between the issuing entity and [Toyota Motor Credit Corporation], as the liquidity provider.  Under the revolving liquidity note agreement the trust will issue the revolving liquidity note to [Toyota Motor Credit Corporation] and [Toyota Motor Credit Corporation] will fund draws at the request of the indenture trustee in respect of certain shortfalls in collections available to pay interest on and principal of the notes.]

Relevant Dates
Closing Date	Expected to be [●] [●], 200[●].
Cutoff Date	The cutoff date for the receivables sold to the issuing entity on the closing date is [●] [●], 200[●].
Statistical Cutoff Date	The cutoff date for the receivables in the statistical pool used in preparing the statistical information presented in this prospectus supplement is [●] [●], 200[●].
Statistical Information

The statistical information in this prospectus supplement is based on the receivables in a statistical pool as of the statistical cutoff date. The receivables sold to the issuing entity on the closing date will be selected from the statistical pool and from other receivables owned by the sponsor. The characteristics of the receivables sold to the issuing entity on the closing date may vary somewhat from the characteristics of the receivables in the statistical pool described in this prospectus supplement, although the sponsor and the depositor do not expect the variance to be material.

Collection Period	The period commencing on the first day of the applicable month (or in the case of the first collection period, the cutoff date) and ending on the last day of the applicable month.
[Pre-funding Period]

[On the closing date, $[●] received from the sale of the notes, which represents approximately [●]% of the asset pool, will be deposited into a segregated pre-funding account.  From the closing date and on or prior to [●], referred to in this prospectus supplement as the pre-funding period, the trust will have the ability to purchase additional receivables from the depositor to the extent there are sufficient funds on deposit in the pre-funding account and to the extent such additional receivables satisfy certain requirements, as described under “The Receivables Pool” in this prospectus supplement.  To the extent sums on deposit in the pre-funding account are not used to purchase additional receivables prior to the end of the pre-funding period, which shall not exceed one year from the closing date, such amounts will be transferred to the collection account and will become part of available amounts on the next payment date.]

[Revolving Period]

[From the closing date and on or prior to [●], approximately [●]% of the principal collected on the receivables, which represents approximately [●]% of the asset pool, may be applied by the issuing entity to the acquisition of subsequent receivables, rather than used to distribute payments of principal to securityholders during that period.  These securities will possess an interest only period or limited amortization period, referred to in this prospectus supplement as a revolving period.  The purchased receivables must satisfy certain requirements, as described under “The Receivables Pool” in this prospectus supplement.]

Payment Dates

The issuing entity will pay interest and principal on the notes on the [●] day of each month.  If the [●] day of the month is not a business day, payments on the notes will be made on the next business day.  The date that any payment is made is called a payment date.  The first payment date is [●] [●], [●].

A “business day” is any day except:
• a Saturday or Sunday; or

•

a day on which banks in New York, New York, Wilmington, Delaware or [●] are closed.

[If the offered notes will be eligible collateral under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility, insert disclosure.]

Final Scheduled Payment Dates	The final principal payment for each class of notes is due on the related final scheduled payment date specified on the front cover of this prospectus supplement.
Record Date

So long as the notes are in book-entry form, the issuing entity will make payments on the notes to the holders of record on the day immediately preceding the related payment date.  If the notes are issued in definitive form, the record date will be the last day of the month preceding the related payment date.

Description of the Offered Notes

The offered notes may consist of the class A-2A notes, the class A-2B notes, the class A-3A notes, the class A-3B notes, the class A-4A notes and the class A-4B notes, as described on the cover page of this prospectus supplement.

All of the notes issued by the issuing entity will be secured by the assets of the issuing entity pursuant to the indenture.

The class A-2A notes and the class A-2B notes are referred to in this prospectus supplement collectively as the “class A-2 notes”; the class A-3A notes and the class A-3B notes are referred to in this prospectus supplement collectively as the “class A-3 notes”; the class A-4A notes and the class A-4B notes are referred to in this prospectus supplement collectively as the “class A-4 notes”; and, the class A-2 notes, the class A-3 notes and the class A-4 notes are referred to in this prospectus supplement collectively as the “offered notes”.

The allocation of the principal balance between the class A-2A notes and the class A-2B notes, between the class A-3A notes and the class A-3B notes, and between the class A-4A notes and the class A-4B notes, respectively, will be determined on the day of pricing of the notes offered hereunder.  The principal balance of the class A-2 notes may be allocated entirely to the class A-2A notes or the class A-2B notes, with no principal balance allocated to the class A-2B notes or class A-2A notes, respectively, in which case no class A-2B notes or class A-2A notes, respectively, would be issued. Likewise, the principal balance of the class A-3 notes may be allocated entirely to the class A-3A notes or the class A-3B notes, with no principal balance allocated to the class A-3B notes or class A-3A notes, respectively, in which case no class A-3B notes or class A-3A notes, respectively, would be issued. Furthermore, the principal balance of the class A-4 notes may be allocated entirely to the class A-4A notes or the class A-4B notes, with no principal balance allocated to the class A-4B notes or class A-4A notes, respectively, in which case no class A-4B notes or class A-4A notes, respectively, would be issued. If it is determined that all of the class A-2 notes will be issued as fixed rate notes, the discussion in this prospectus supplement pertaining to the class A-2A notes will apply, and if it is determined that all of the class A-2 notes will be issued as floating rate notes, the discussion in this prospectus supplement pertaining to the class A-2B notes will apply, but in each case, the class A-2 notes will simply be referred to as “class A-2 notes”.  Similarly, if it is determined that all of the class A-3 notes will be issued as fixed rate notes, the discussion in this prospectus supplement pertaining to the class A-3A notes will apply, and if it is determined that all of the class A-3 notes will be issued as floating rate notes, the discussion in this prospectus supplement pertaining to the class A-3B notes will apply, but in each case, the class A-3 notes will simply be referred to as “class A-3 notes”. Additionally, if it is determined that all of the class A-4 notes will be issued as fixed rate notes, the discussion in this prospectus supplement pertaining to the class A-4A notes will apply, and if it is determined that all of the class A-4 notes will be issued as floating rate notes, the discussion in this prospectus supplement pertaining to the class A-4B notes will apply, but in each case, the class A-4 notes will simply be referred to as “class A-4 notes.”

Some or all of one or more classes of offered notes may be initially retained by the depositor or conveyed to an affiliate.

When the offered notes are issued, the issuing entity will also issue the class A-1 notes.  The class A-1 notes are not offered by this prospectus supplement.  Instead, the class A-1 notes will be sold in a separate transaction to Toyota Motor Credit Corporation.  Any information relating to the class A-1 notes contained in this prospectus supplement is included only for informational purposes to facilitate a better understanding of the offered notes.

A description of how payments of interest on and principal of the notes will be made on each payment date is provided under “Description of the Notes” and “Payments to Noteholders” in this prospectus supplement.

Certificates

The issuing entity will also issue certificates that represent the equity or residual interest in the issuing entity and the right to receive amounts that remain after the issuing entity makes full payment of interest on and principal of the notes payable on a given payment date, required deposits to the reserve account on that payment date and other required payments. The depositor will initially retain the certificates. The certificates are not being offered by this prospectus supplement and the accompanying prospectus.

Any information in this prospectus supplement regarding the certificate is included only for informational purposes to facilitate a better understanding of the offered notes.
Minimum Denominations	The notes will be issued only in denominations of $[1,000] or more.

Registration of the Notes

You will generally hold your interests in the offered notes through The Depository Trust Company in the United States, or Clearstream Banking, société anonyme or the Euroclear Bank S.A./N.V, as operator for the Euroclear System.  This is referred to as book-entry form.  You will not receive a definitive note except under limited circumstances.

For more detailed information, you should refer to “Annex A: Global Clearance, Settlement and Tax Documentation Procedures” in this prospectus supplement and “Certain Information Regarding the Securities –– Book-Entry Registration” in the accompanying prospectus.

[Demand Notes]

[Toyota Motor Credit Corporation will issue demand notes.  These demand notes will be unsecured general obligations of Toyota Motor Credit Corporation and will rank equally with all other outstanding unsecured and unsubordinated debt of Toyota Motor Credit Corporation.  The issuing entity will invest in these demand notes of Toyota Motor Credit Corporation even if payments to holders of such securities are to be paid monthly.]

Structural Summary
Assets of the Issuing Entity; the Receivables and Statistical Information

The primary assets of the issuing entity will include a pool of fixed rate retail installment sale contracts used to finance new and used automobiles and light-duty trucks.  We refer to these contracts as “receivables.”

The receivables will be sold by the sponsor to the depositor and then transferred by the depositor to the issuing entity.  The issuing entity will grant a security interest in the receivables and other specified assets of the issuing entity to the indenture trustee for the benefit of the noteholders.

The issuing entity’s main source of funds for making payments on the notes will be the receivables.

The information concerning the receivables presented throughout this prospectus supplement is based on the receivables in the statistical pool described in this prospectus supplement as of the statistical cutoff date.

As of the statistical cutoff date, the receivables in the statistical pool had the following characteristics:
Total Principal Balance $[●]
Number of Receivables [●]
Average Principal Balance $[●]
Range of Principal Balances $[●] – $[●]
Average Original Amount Financed $[●]
Range of Original Amounts Financed $[●] – $[●]
Weighted Average Annual Percentage Rate (“APR”)(1) [●]%
Range of APRs [●]% – [●]%
Weighted Average Original Number of Scheduled Payments(1) [●]
Range of Original Number of Scheduled Payments [●] – [●]
Weighted Average Remaining Number of Scheduled Payments(1) [●]
Range of Remaining Number of Scheduled Payments [●] – [●]
Weighted Average FICO® (2) score (3) [●]
Range of FICO® (2) scores (3) [●] – [●]

___________________

(1)  Weighted by initial statistical principal balance as of the statistical cutoff date.

(2)  FICO is a federally registered servicemark of Fair Issac Corporation.

(3)  [FICO scores are calculated excluding accounts for which no FICO score is available].

For further information about the characteristics of the receivables in the statistical pool as of the statistical cutoff date, see “The Receivables Pool” in this prospectus supplement.

The characteristics of the receivables in the initial pool acquired by the issuing entity on the closing date will differ from those of the receivables in the statistical pool as of the statistical cutoff date. All receivables acquired by the issuing entity, however, must satisfy the eligibility criteria specified in the issuing entity documents.  For a more detailed description of the eligibility criteria for receivables being acquired by the issuing entity, see “The Receivables Pool” in this prospectus supplement.

The assets of the issuing entity will also include:
• certain monies due or received under the receivables on and after the cutoff date;
• security interests in the vehicles financed under the receivables;
• certain bank accounts and the proceeds of those accounts;

•

proceeds from claims under certain insurance policies relating to the financed vehicles or the obligors under the receivables and certain rights of the depositor under the receivables purchase agreement; and

• proceeds of the swap agreement and the rights of the issuing entity under the swap agreement.
For a more detailed description of the assets of the issuing entity, see “The Issuing Entity” in this prospectus supplement.

Servicing and Servicer Compensation

Toyota Motor Credit Corporation will be appointed to act as servicer for the receivables owned by the issuing entity.  The servicer will handle all collections, administer defaults and delinquencies and otherwise service the contracts.  On each payment date, the issuing entity will pay the servicer a monthly fee equal to one-twelfth of [●]% of the aggregate principal balance of the receivables as of the first day of the related collection period.  The servicer will also receive additional servicing compensation in the form of certain investment earnings, late fees and other administrative fees and expenses or similar charges received by the servicer during such month.

For more detailed information, you should refer to “Description of the Transfer and Servicing Agreements –– Servicing Compensation and Payment of Expenses” in the accompanying prospectus.

Trustee Fee and Expenses

Each trustee will be entitled to a fee (and will be entitled to be reimbursed for all costs and expenses incurred) in connection with the performance of its respective duties.

Such trustee fees (and associated costs and expenses) will be paid directly by the servicer from amounts received as the servicing fee or paid directly by the Administrator.

Interest and Principal Payments	Interest Rates
The notes will bear interest for each interest accrual period at the interest rates specified on the cover of this prospectus supplement.
Interest Accrual

The class A-1, class A-2B, class A-3B and class A-4B notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) [●] [●], 200[●].  This means that the interest due on each payment date will be the product of: (i) the outstanding principal balance, (ii) the interest rate, and (iii) the actual number of days since the previous payment date (or, in the case of the first payment date, since the closing date) divided by 360.  Each of the class A-2B, class A-3B and class A-4B notes will continue to accrue interest at their respective floating rates even if their related swap transaction is terminated.

The class A-2A, class A-3A and class A-4A notes will accrue interest on a 30/360 basis from (and including) the [●] day of each calendar month to (but excluding) the [●] day of the succeeding calendar month, except that the first interest accrual period will be from (and including) the closing date.  This means that the interest due on each payment date will be the product of: (i) the outstanding principal balance, (ii) the interest rate, and (iii) 30 (or, in the case of the first payment date, [●]) divided by 360.

If noteholders of any class do not receive all interest owed on their notes on any payment date, the issuing entity will make payments of interest on later payment dates to make up the shortfall (together with interest on such amounts at the applicable interest rate for such class, to the extent permitted by law) to the extent funds are available to do so pursuant to the payment priorities described in this prospectus supplement.  If the full amount of interest due is not paid within five business days of a payment date, an event of default also will occur which may result in acceleration of the notes.

For a more detailed description of the payment of interest on the notes you should refer to the sections of this prospectus supplement entitled “Description of the Notes –– Payments of Interest” and “Payments to Noteholders.”

Principal Payment

On each payment date, except after the acceleration of the notes following an event of default, from the amounts allocated to the noteholders to pay principal described in clause (4) under “—Priority of Payments” below, the issuing entity will pay principal of the notes in the following order of priority:

(1) to the class A-1 notes until they are paid in full; then

(2) to the class A-2 notes, pro rata between the class A-2A notes and the class A-2B notes, until they are paid in full; then

(3) to the class A-3 notes, pro rata between the class A-3A notes and the class A-3B notes, until they are paid in full; and then

(4) to the class A-4 notes, pro rata between the class A-4A notes and the class A-4B notes, until they are paid in full.

If the notes are declared to be due and payable following the occurrence of an event of default, the issuing entity will pay principal of the notes from funds allocated to the noteholders, pro rata, based upon their respective unpaid principal balance until the notes have been paid in full.

All outstanding principal and interest with respect to a class of notes will be payable in full on its final scheduled payment date.

We refer you to “Payments to Noteholders” in this prospectus supplement.

Priority of Payment

On each payment date, except after the acceleration of the notes following an event of default, the issuing entity will make payments from available collections received during the related collection period (or, if applicable, amounts withdrawn from the reserve account).  We refer you to “Payments to Noteholders—Calculation of Available Collections” and “—Priority of Payments” in this prospectus supplement.

The issuing entity generally will make payments in the following order of priority:
1. Servicing Fee –– The servicing fee payable to the servicer;
2. Net Swap Payments –– Net swap payments, if any, paid under the swap agreement to the swap counterparty;

3.

Senior Swap Termination Payments and Note Interest –– On a pro rata basis, (a) to the swap counterparty, any senior swap termination payments for such payment date, and (b) to the noteholders, on a pro rata basis, accrued and unpaid interest on the notes;

4.

Note Principal –– To the noteholders, the principal distribution amount;

The “principal distribution amount” means, with respect to any payment date, an amount equal to the excess, if any, of (a) the aggregate outstanding principal balance of the notes as of the day immediately preceding such payment date over (b) the adjusted pool balance as of the last day of the related collection period less the overcollateralization target amount for that payment date, as described under “Payments to Noteholders — Overcollateralization” in this prospectus supplement.

The “adjusted pool balance” means, as of any date, the aggregate principal balance of the receivables as of that date less the yield supplement overcollateralization amount as of that date, as described under “Payments to Noteholders — Yield Supplement Overcollateralization Amount” in this prospectus supplement.

5.

Reserve Account Deposit –– To the extent amounts then on deposit in the reserve account are less than the specified reserve account balance described below under “Credit Enhancement —Reserve Account” to the reserve account until the amount on deposit in the reserve account equals such specified reserve account balance as defined therein;

6.

Subordinated Swap Termination Payments and Other Swap Payments –– To the swap counterparty, any subordinated swap termination payment for such payment date plus other amounts required to be paid to the swap counterparty as described below under “The Swap Agreement” in this prospectus supplement;

7. Excess Amounts –– Any remaining amounts to the certificateholders.

Change in Priority of Distribution upon Events of Default Resulting in an Acceleration of the Notes

Following the occurrence of an event of default under the indenture that results in the acceleration of the notes and unless and until such acceleration has been rescinded, the issuing entity will make the following payments in the following order of priority from available collections received during the related collection period and amounts withdrawn from the reserve account:

1. Servicing Fee –– The servicing fee payable to the servicer;
2. Net Swap Payments –– Net swap payments, if any, paid under the swap agreement to the swap counterparty;

3.

Senior Swap Termination Payments and Class A Note Interest –– On a pro rata basis, (a) to the swap counterparty, any senior swap termination payments for such payment date, and (b) to the noteholders, on a pro rata basis based on, accrued and unpaid interest on the notes;

4. Class A Note Principal –– To all the noteholders until the principal balance of the notes is reduced to zero; and

5.

Subordinated Swap Termination Payments and Other Swap Payments –– To the swap counterparty, any subordinated swap termination payment for such payment date plus other amounts required to be paid to the swap counterparty as described below under “The Swap Agreement” in this prospectus supplement;

6. Excess Amounts –– Any remaining amounts to the Certificateholders.
Final Scheduled Payment Dates

The issuing entity is required to pay the outstanding principal balance of each class of notes in full on or before the related final scheduled payment date specified on the cover of this prospectus supplement.

Events of Default	Each of the following shall constitute an event of default under the indenture:

•

a default for five business days or more in the payment of any interest on any note;

•

a default in the payment in full of the principal of any note on its related final scheduled payment date or the redemption date;

•

a default in the observance or performance of any covenant or agreement of the issuing entity made in the indenture which materially and adversely affects the noteholders, subject to notice and cure provisions;

•

any representation or warranty made by the issuing entity in the indenture having been incorrect in a material respect as of the time made, subject to notice and cure provisions; or

•

certain events of bankruptcy, insolvency, receivership or liquidation of the issuing entity;

If an event of default under the indenture should occur and be continuing, the indenture trustee or the holders representing a majority of the aggregate principal balance of the notes then outstanding (excluding for such purposes the outstanding principal balance of any notes held of record or beneficially owned by Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC or any of their affiliates) acting together as a single class may declare the principal of the notes to be immediately due and payable.

For information concerning the events of default see “Description of Notes — Indenture — Events of Default; Rights Upon Event of Default” in this prospectus supplement and “Description of the Notes—The Indenture—Events of Default; Rights Upon Event of Default” in the accompanying prospectus.

Credit Enhancement	Credit enhancement is intended to protect you against losses and delays in payments on your notes. The credit enhancement for the notes is:
• the reserve account; • overcollateralization; • yield supplement overcollateralization; • excess interest; [and] • [revolving liquidity note agreement; and] • [additional credit enhancement]

If the credit enhancement is not sufficient to cover all amounts payable on the notes, notes having a later scheduled final payment date generally will bear a greater risk of loss than notes having an earlier final scheduled payment date. See “Risk Factors — Payment priorities increase risk of loss or delay in payment to certain classes of notes,” “Risk Factors — Because the issuing entity has limited assets, there is only limited protection against potential losses” and “Payments to Noteholders.”

Reserve Account

On each payment date, the issuing entity will use funds in the reserve account (i) to cover shortfalls in the amounts required to be paid on that payment date with respect to clauses one through three  under “— Priority of Payments” above, (ii) to pay principal on the notes on any payment date to the extent the aggregate principal balance of the notes exceeds the adjusted pool balance as of the last day of the related collection period and (iii) to pay principal on any class of notes on the final scheduled payment date of that class of notes.

On the closing date, the depositor will cause to be deposited approximately $[●] into the reserve account, which is [●]% of the initial adjusted pool balance.  On each payment date, after making required payments to the servicer, the noteholders and the swap counterparty the issuing entity will make a deposit (to the extent of funds available therefor) into the reserve account to the extent necessary to maintain the amount on deposit in the reserve fund at the specified reserve account balance.

On any payment date, if the amount in the reserve account exceeds the specified reserve account balance, the excess will be distributed to the depositor.  The “specified reserve account balance” is, on any payment date, the lesser of (a) $[  ] (which is [●]% of the initial adjusted pool balance) and (b) the aggregate outstanding balance of the notes after giving effect to all payments of principal on that payment date.

For information concerning the reserve account, see “Payments to Noteholders— Reserve Account” in this prospectus supplement.
Overcollateralization

Overcollateralization represents the amount by which the adjusted pool balance exceeds the aggregate outstanding principal balance of the notes.  The adjusted pool balance as of the cutoff date is expected to exceed the aggregate principal balance of the notes by [●]% of the adjusted pool balance as of the cutoff date.  The application of funds according to clause (4) under the section entitled “Interest and Principal Payments – Priority of Payment” above is designed to maintain the level of overcollateralization as of any payment date to a target amount of [●]% of the adjusted pool balance as of the end of the related collection period.  The overcollateralization will be available as an additional source of funds to absorb losses on the receivables that are not otherwise covered by excess collections on the receivables, if any.

For information concerning overcollateralization, see “Payments to Noteholders — Overcollateralization” in this prospectus supplement.
The Yield Supplement Overcollateralization Amount

The yield supplement overcollateralization amount, is equal to the sum of the amount, for each receivable, equal to the excess, if any, of (x) the scheduled payments due on the receivables for each future calendar month discounted to present value at the end of the preceding calendar month at the annual percentage rate of the receivable over (y) the scheduled payments due on the receivable, for each future collection period discounted to present value at the end of the preceding collection period at the greater of the annual percentage rate of that receivable and [●]%.  As of the closing date, the yield supplement overcollateralization amount will equal $[  ], which is approximately [●]% of the initial adjusted pool balance.  The yield supplement overcollateralization amount will decline on each payment date.  The yield supplement overcollateralization amount is intended to compensate for the loan annual percentage rates on some of the receivables and is in addition to the overcollateralization referred to above.

For information concerning the yield supplement overcollateralization amount see “Payments to Noteholders — Yield Supplement Overcollateralization Amount” in this prospectus supplement.
Excess Interest

More interest is expected to be paid by the obligors in respect of the receivables than is necessary to pay the servicing fee, net swap payments and interest on the notes each month. Any such excess in interest payments from obligors will serve as additional credit enhancement.

[Additional Credit Enhancement]
[Demand Note]

[The trust will invest in demand notes of Toyota Motor Credit Corporation even if payments to holders of such securities are to be paid monthly.  Payments of interest and/or principal of the Class A Notes will be made on a [_______] basis, and not simply as a pass through of collections received during a particular month.  In order to make distributions of principal and/or interest on a basis other than monthly, the indenture trustee will be required to invest amounts otherwise payable as principal or interest of the Class A Notes in highly rated investments maturing on or just prior to specified payment dates and bearing interest at a rate equal to [__], as directed by the servicer, which investments shall include demand notes.]

Optional Redemption; Clean-Up Call

The servicer may purchase the assets at a price at least equal to the unpaid principal balance of the notes plus any accrued and unpaid interest thereon, plus any amount payable by the issuing entity to the swap counterparty under the swap agreement, on any payment date when the aggregate outstanding principal balance of the receivables has declined to [5]% or less of the aggregate principal balance of the receivables as of the cutoff date.  Upon the exercise of this clean-up call option by the Servicer the Issuer must redeem the notes in whole, and not in part.

For more detailed information regarding these options, you should refer to “Transfer and Servicing Agreements –– Optional Purchase” in this prospectus supplement.
Removal of Pool Assets

Breaches of Representations and Warranties.  Upon sale to the depositor, Toyota Motor Credit Corporation will make certain representations and warranties, and upon sale to the issuing entity, the depositor will make certain representations and warranties to the issuing entity.  The depositor is required to repurchase from the issuing entity, and Toyota Motor Credit Corporation is required to repurchase from the depositor, in turn, any receivable for which a representation or warranty has been breached.

[In addition to the clean-up call option described above, the servicer will also have an option, but not the obligation, to purchase any receivables on any date, provided, that the servicer may not purchase receivables if the aggregate cumulative principal balance thereof (at the time of purchase) exceeds 2% of the aggregate principal balance of the receivables as of the cutoff date.  The purchase price for any receivables purchased by the servicer using this option will be equal to the outstanding principal balance of such receivables plus accrued and unpaid interest thereon through the date of purchase.]

We refer you to “Description of the Transfer and Servicing Agreements —Sale and Assignment of Receivables” in the prospectus.

Breach of Servicer Covenants.  The servicer will be required to purchase any receivable with respect to which specified servicing covenants made by the servicer under the sale and servicing agreement are breached.

Swap Agreement

On the closing date, for each class of floating rate notes issued, if any, the issuing entity will enter into a transaction under a swap agreement with Toyota Motor Credit Corporation, as swap counterparty.  Under each swap transaction, if any, on each payment date the issuing entity will be obligated to pay to the swap counterparty an amount equal to interest accrued on a notional amount equal to the outstanding principal balance of that class of floating rate notes at an annualized fixed swap rate of [●]%, [●]% and [●]%, respectively, for the class A-2B, class A-3B and class A-4B notes and the swap counterparty will be obligated to pay to the issuing entity an amount equal to the interest accrued on the applicable class of notes at their annualized floating rate.  Payments on the swap transactions, if any, will be made on a net basis between the issuing entity and the swap counterparty.

If the swap counterparty’s long-term or short-term ratings cease to be at the levels required by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services, a division of The Mc-Graw Hill Companies, Inc. (“S&P”), the swap counterparty will be obligated to assign the swap agreement, provide an eligible guarantee, post collateral or establish other arrangements satisfactory to those rating agencies to secure its obligations under the swap agreement, arrange for an eligible substitute swap counterparty satisfactory to the issuing entity or perform a combination of the aforementioned actions.

[TALF Eligibility]	[If the offered notes will constitute eligible collateral under the Term Asset-Backed Securities Loan Facility (“TALF”), provided by the Federal Reserve Bank of New York, insert disclosure.]
CUSIP Numbers	Class A-1 Notes: • Class A-2A Notes: • Class A-2B Notes: • Class A-3A Notes: • Class A-3B Notes: • Class A-4A Notes: • Class A-4B Notes: •
Tax Status

Subject to important considerations described “Certain Federal Income Tax Consequences” in this prospectus supplement and “Certain Federal Income Tax Consequences” and “Certain State Income Tax Consequences” in the prospectus, McKee Nelson LLP, special tax counsel to the issuing entity, will deliver its opinion that:

• the offered notes held by parties unaffiliated with the issuing entity will be characterized as debt for federal income tax purposes; and
• the issuing entity will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.
If you purchase the notes, you will agree to treat the notes as debt for federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

You should refer to “Certain Federal Income Tax Consequences” in this prospectus supplement and “Certain Federal Income Tax Consequences” and “Certain State Tax Consequences” in the accompanying prospectus for additional information concerning the application of federal income and state tax laws to the issuing entity and the notes.

ERISA Considerations

The notes sold on the closing date to parties unaffiliated with the issuing entity may be purchased by employee benefit plans and individual retirement accounts, subject to those considerations discussed under “ERISA Considerations” in this prospectus supplement and in the accompanying prospectus.  The issuing entity has determined that all offered notes held by parties unaffiliated with the issuing entity will be classified as debt for federal income tax purposes.

We refer you to “ERISA Considerations” in this prospectus supplement and in the accompanying prospectus. If you are a benefit plan fiduciary considering the purchase of the notes you should, among other things, consult with your counsel in determining whether all required conditions have been satisfied.

Ratings

It is a condition to the issuance of the notes that the class A-2, class A-3 and class A-4 notes be rated “AAA” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and “Aaa” by Moody’s Investors Service, Inc.

None of the sponsor, depositor, servicer, administrator, indenture trustee, owner trustee or any of their affiliates will be required to monitor any changes to the ratings on these notes.

The ratings of the notes take into account the provisions of the swap agreement and the ratings currently assigned to the debt obligations of the swap counterparty.  A downgrade, suspension or withdrawal of any rating of the debt of the swap counterparty may result in the downgrade, suspension or withdrawal of the rating assigned to any notes.  For more specific information concerning risks associated with the swap agreement, see “Risk Factors— Risks associated with the swap agreement” in this prospectus supplement and “Risk Factors” in the accompanying prospectus.

A security rating is not a recommendation to buy, sell or hold notes.  The ratings of the notes address the likelihood of the payment of principal and interest on the notes in accordance with their terms.  A rating agency may subsequently lower or withdraw its rating of any class of the notes.  If this happens, no person or entity will be obligated to provide any additional credit enhancement for the notes.

The issuing entity will obtain the ratings mentioned above from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.  However, another rating agency may rate the notes and, if so, the rating may be lower than the ratings obtained by the issuing entity from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.. See “Risk Factors  —  Swap Counterparty Risk; Performance and Ratings Risks” in this prospectus supplement.

RISK FACTORS

You should consider the following risk factors (and those set forth under “Risk Factors” in the accompanying prospectus) in deciding whether to purchase any notes.

The notes are not suitable investments for all investors.

The notes are not a suitable investment for any investor that requires a regular or predictable schedule of payments or payment on specific dates. The notes are complex investments that should be considered only by sophisticated investors. We suggest that only investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment and default risks, the tax consequences of an investment and the interaction of these factors should consider investing in the notes.

The absence of a secondary market for the notes or a lack of liquidity in the secondary markets could limit your ability to resell the notes or adversely affect your notes.

The notes will not be listed on any securities exchange. Therefore, to sell your notes, you must first locate a willing purchaser. The underwriters may, but are not obligated to, provide a secondary market for the notes and even if the underwriters make a market in the notes, the underwriters may stop making offers at any time.

Recent and continuing events in the global financial markets, including the failure, acquisition or government seizure of several major financial institutions, the establishment of government bailout programs for financial institutions, problems related to subprime mortgages and other financial assets, the de-valuation of various assets in secondary markets, the forced sale of asset-backed and other securities as a result of the de-leveraging of structured investment vehicles, hedge funds, financial institutions and other entities, and the lowering of ratings on certain asset-backed securities, have caused a significant reduction in liquidity in the secondary market for asset-backed securities.  This period of illiquidity may continue, or even worsen, and may adversely affect the value of your notes.  In addition, the current period of general market illiquidity may continue or even worsen and may adversely affect your ability to locate a willing purchaser. Accordingly, you may not be able to sell your notes when you want to do so or you may be unable to obtain the price that you wish to receive for your notes and, as a result, you may suffer a loss on your investment.

[TALF Risk Factor.]	[If the offered notes will be eligible collateral for investors to pledge as collateral under the Term Asset-Backed Securities Loan Facility, insert risk factors.]
Recent economic developments may adversely affect the performance and market value of your notes.

The United States is in the midst of a severe economic downturn that may adversely affect the performance of the receivables.  Rising unemployment, decreases in home values and lack of available credit may lead to increased delinquency and default rates by obligors, as well as decreased consumer demand for automobiles and declining market values of the automobiles securing the receivables, which may weaken collateral coverage and increase the amount of a loss in the event of default.  Delinquencies and losses on automobile loans generally have increased in recent months.  Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales.  If the economic downturn worsens, or continues for an extended period of time, delinquencies and losses on the receivables could continue to increase, which could result in losses on your notes.

Additionally, higher future energy and fuel prices could reduce the amount of disposable income that the affected obligors have available to make monthly payments on their automobile finance contracts. Higher energy costs could also cause business disruptions, which could cause unemployment and a further or deepening economic downturn. Such obligors could potentially become delinquent in making monthly payments or default if they were unable to make payments due to increased energy or fuel bills or unemployment. The issuing entity’s ability to make payments on the notes could be adversely affected if the related obligors were unable to make timely payments.

Delinquencies and losses with respect to automobile finance contracts generally have increased in recent months and may continue to increase.  These increases in delinquencies and losses may be related to the weakness in the residential housing market where increasing numbers of individuals have defaulted on their residential mortgage loans.  See “Delinquencies, Repossessions and Net Losses” and “Static Pools” in this prospectus supplement for delinquency and loss information regarding certain automobile loans originated and serviced by Toyota Motor Credit Corporation.

Payment priorities increase risk of loss or delay in payment to certain classes of notes.

Based on the priorities described under “Payments to Noteholders,” classes of notes that receive principal payments, before other classes will be repaid more rapidly than the other classes.  Because principal of the notes will be paid sequentially, except after the acceleration of notes following an event of default, classes of notes that have higher sequential numerical class designations having the highest numerical class designation will be outstanding longer and therefore will be exposed to the risk of losses on the receivables during periods after other classes have been receiving most or all amounts payable on their notes, and after which a disproportionate amount of credit enhancement may have been applied and not replenished.

Because of the priority of payment on the notes, the yields of the higher denominated classes will be more sensitive to losses on the receivables and the timing of such losses than the lower denominated classes. Accordingly, the class A-2 notes will be more sensitive to losses on the receivables and the timing of such losses than the class A-1 notes; the class A-3 notes will be relatively more sensitive to losses on the receivables and the timing of such losses than the class A-1 notes and the class A-2 notes; and the class A-4 notes will be relatively more sensitive to losses on the receivables and the timing of such losses than the class A-1 notes, the class A-2 notes and the class A-3 notes. If the actual rate and amount of losses exceed your expectations, and if amounts in the reserve account are insufficient to cover the resulting shortfalls, the yield to maturity on your notes may be lower than anticipated, and you could suffer a loss.

Classes of notes that receive payments earlier than expected are exposed to greater reinvestment risk, and classes of notes that receive principal later than expected are exposed to greater risk of loss.  In either case, the yields on your notes could be materially and adversely affected.

Prepayments on receivables may cause prepayments on the notes, resulting in reduced returns on your investment and reinvestment risk to you.

You may receive payment of principal on your notes earlier than you expected.  If that happens, you may not be able to reinvest the principal you receive at a rate as high as the rate on your notes.  Prepayments on the receivables will shorten the life of the notes to an extent that cannot be predicted.

Prepayments may occur for a number of reasons. Some prepayments may be caused by the obligors under the receivables. For example, obligors may:
• make early payments, since receivables will generally be prepayable at any time without penalty;
• default, resulting in the repossession and sale of the financed vehicle;
• damage the vehicle or become unable to pay due to death or disability, resulting in payments to the issuing entity under any existing physical damage, credit life or other insurance; or
• sell their vehicles or be delinquent or default on their receivables as a result of a manufacturer recall.

In addition, the receivables include receivables that have APRs that are less than the interest rates on your securities.  Obligors with higher APR receivables may prepay at a faster rate than obligors with lower APR receivables.  Higher rates of prepayments of receivables with higher APRs may result in the issuing entity holding receivables that will generate insufficient collections to cover delinquencies or chargeoffs on the receivables or to make current payments of interest on or principal of your notes.  Similarly, higher rates of prepayments of receivables with higher APRs will decrease the amounts available to be deposited in the reserve fund, reducing the protection against losses and shortfalls afforded thereby to the notes.  See “The “Receivables Pool –– Distribution of the Receivables by APR” and “Prepayment and Yield Considerations” below.

Some prepayments may be caused by the depositor or the servicer.  For example, the depositor will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions with respect to the receivables.  If the depositor or the servicer breaches a representation or an agreement and the breach is material and cannot be remedied, it will be required to purchase the affected receivables from the issuing entity.  This will result, in effect, in the prepayment of the purchased receivables.  The servicer will also have the option to purchase the receivables from the issuing entity when the total outstanding principal balance of the receivables is 5% or less of the total outstanding principal balance of the receivables as of the cutoff date.  In addition, an event of default under the indenture could cause your notes to be prepaid. The servicer will also have an option, but not the obligation, to purchase any receivables on any date, provided, that the servicer may not purchase receivables if the aggregate cumulative principal balance thereof (at the time of purchase) exceeds 2% of the aggregate principal balance of the receivables as of the cutoff date.  The purchase price for any receivables purchased by the servicer using this option will be equal to the outstanding principal balance of such receivables plus accrued and unpaid interest thereon through the date of purchase

  See “Because the issuing entity has limited assets, there is only limited protection against potential losses” below.

The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors.  The sponsor has limited historical experience with respect to prepayments and cannot predict the actual prepayment rates for the receivables.  The depositor, however, believes that the actual rate of payments, including prepayments, will result in the weighted average life of each class of notes being shorter than the period from the closing date to the related final scheduled payment date.  If this is the case, the weighted average life of each class of notes will be correspondingly shorter.

This prospectus supplement provides information regarding the characteristics of the receivables in the statistical pool as of the statistical cutoff date that may differ from the characteristics of the receivables sold to the issuing entity on the closing date as of the cutoff date.

This prospectus supplement describes the characteristics of the receivables in the statistical pool as of the statistical cutoff date. The receivables sold to the issuing entity on the closing date will be selected from the statistical pool and from other receivables owned by the sponsor but may have characteristics that differ somewhat from the characteristics of the receivables in the statistical pool described in this prospectus supplement.  However, we do not expect the characteristics (as of the cutoff date) of the receivables sold to the issuing entity on the closing date to differ materially from the characteristics (as of the statistical cutoff date) of the receivables in the statistical pool described in this prospectus supplement, and each receivable must satisfy the eligibility criteria specified in the sale and servicing agreement.  If you purchase a note, you must not assume that the characteristics of the receivables sold to the issuing entity on the closing date will be identical to the characteristics of the receivables in the statistical pool disclosed in this prospectus supplement.

Risks associated with the swap agreement.

General.  The issuing entity is obligated to make payments of interest accrued on the class A-2B, class A-3B and class A-4B notes at their respective floating interest rate, but the receivables bear interest at fixed rates.  The issuing entity will enter into an interest rate swap transaction under an interest rate swap agreement with Toyota Motor Credit Corporation as the swap counterparty to hedge this interest rate risk  On each payment date, the issuing entity will owe the swap counterparty the amounts of interest deemed to accrue on a notional amount equal to the outstanding principal balance of the class of floating rate notes at an annualized fixed swap rate and the swap counterparty will owe the issuing entity an amount equal to the interest that accrued on the class A-2B, class A-3B and class A-4B notes at their respective annualized floating rates of interest.  Payments under the swap transactions, if any, will be made on a net basis between the issuing entity and the swap counterparty.  For a description of the key provisions of the swap agreement, see “The Swap Agreement” in this prospectus supplement.

Swap Counterparty Risk; Performance and Ratings Risks.  The amounts available to the issuing entity to pay interest and principal of all classes of notes depend in part on the operation of the swap agreement and the performance by the swap counterparty of its obligations under the swap agreement.  The ratings of all of the notes take into account the provisions of the swap agreement and the ratings currently assigned to Toyota Motor Credit Corporation’s debt obligations, because Toyota Motor Credit Corporation is the swap counterparty.

During those periods in which the floating one-month LIBOR based rates payable on the classes of floating rate notes is substantially greater than the amount payable by the issuing entity to the swap counterparty, the issuing entity will be more dependent on receiving payments from the swap counterparty in order to make payments on the notes.  If the swap counterparty fails to pay the net amount due, the amount of credit enhancement available in the current or any future period may be reduced and you may experience delays and/or reductions in the interest and principal payments on your notes.  On the other hand, during those periods in which the amounts payable by the swap counterparty are less than the amounts payable by the issuing entity under the swap agreement, the issuing entity will be obligated to make payments to the swap counterparty.  The swap counterparty will have a claim on the assets of the issuing entity for the net swap payment and other amounts due to the swap counterparty from the issuing entity.  The swap counterparty’s claim for net swap payments will be higher in priority than payments on the notes.  On any payment date, if there are not enough “available collections” to pay all of the issuing entity’s obligations for that payment date, the swap counterparty will receive payment of the net amount due to it under the swap agreement prior to payment of interest on your notes.  Interest on your notes will be paid on a pari passu basis with senior swap termination payments payable to the swap counterparty.  If there is a shortage of  on any payment date, you may experience delays and/or reductions in interest and principal payments on your notes.

As of the date of this prospectus supplement, Toyota Motor Credit Corporation’s long term debt ratings are Aa1 (negative outlook) by Moody’s Investors Service, Inc. and AA (negative outlook) by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its short term debt ratings are P-1 and A-1+ by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc, respectively.  A downgrade, suspension or withdrawal of any rating of the debt of Toyota Motor Credit Corporation by a rating agency may result in the downgrade, suspension or withdrawal of the rating assigned by such rating agency to any class (or all classes) of notes.  A downgrade, suspension or withdrawal of the rating assigned by a rating agency to a class of notes would likely have adverse consequences on the liquidity or market value of those notes.

The rating agencies base their ratings of companies, including Toyota Motor Credit Corporation, on factors that are specific to those companies and factors that are external to those companies, including such company’s “country ceilings” for ratings of foreign currency denominated debt and bank deposits and of domestic currency denominated debt issued or guaranteed by such foreign government.

Upon a downgrade of the rating of the swap counterparty to levels unacceptable to the rating agencies, the swap counterparty will be required to assign the swap agreement to another party, obtain a replacement swap agreement on substantially the same terms as the swap agreement or collateralize its obligations under the swap agreement.  If the swap counterparty fails to do so, it is likely that the ratings on your notes will be downgraded.

Investors should make their own determinations as to the likelihood of performance by the swap counterparty of its obligations under the swap agreement.

Early Termination May Affect Weighted Average Life and Yield.  Certain events (including some that are not within the control of the issuing entity or the swap counterparty) may cause the termination of the swap agreement.  Certain of these events will not cause a termination of the swap agreement unless holders of at least 66 2/3% of the outstanding principal balance of the class A-2, class A-3 and class A-4 notes, voting as a single class (excluding for such purposes the outstanding principal balance of any notes held of record or beneficially owned by Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC or any of their affiliates), vote to instruct the indenture trustee (as assignee of the rights of the owner trustee) to terminate the swap agreement.  The holders of any class of notes may not have sufficient voting interests to cause or to prevent a termination of the swap agreement.

Risk of Loss Upon Termination.  If the swap agreement is terminated, the issuing entity may be obligated to make a swap termination payment to the swap counterparty in an amount that the issuing entity cannot now estimate.  Certain of these swap termination payments paid by the issuing entity may reduce the amounts available to be paid to noteholders.  See “Payments to Noteholders” and “The Swap Agreement” in this prospectus supplement.

Because the issuing entity has limited assets, there is only limited protection against potential losses.

The only sources of funds for payments on the notes are collections on the receivables (which include proceeds of the liquidation of repossessed vehicles and of relevant insurance policies), net swap payments by the swap counterparty to the issuing entity and the reserve account.  The notes will not be obligations of or interests in, and are not guaranteed or insured by, Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC, Toyota Financial Services Corporation, Toyota Financial Services Americas Corporation, Toyota Motor Corporation, Toyota Motor Sales, U.S.A., Inc., any trustee or any of their affiliates.  Neither the notes nor the receivables owned by the issuing entity are insured or guaranteed by any governmental agency.  You must rely solely on payments on the receivables, net swap payments by the swap counterparty to the issuing entity and any amounts available in the reserve account for payments on the notes.  The amounts deposited in the reserve account will be limited.  If the entire reserve account has been used, the issuing entity will depend solely on current collections on the receivables and net swap payments by the swap counterparty to the issuing entity to make payments on the notes.  See “Description of the Notes — Overcollateralization” and “Description of the Notes — Yield Supplement Overcollateralization Amount” and “Description of the Notes — Reserve Account” in this prospectus supplement.  If the assets of the issuing entity are not sufficient to pay interest and principal on the notes you hold, you will suffer a loss.

Certain events (including some that are not within the control of the issuing entity or the depositor, the sponsor, the administrator, the servicer, Toyota Motor Corporation, Toyota Financial Services Americas Corporation, Toyota Financial Services Corporation, Toyota Motor Sales, U.S.A., Inc., the indenture trustee, the owner trustee or of their affiliates) may result in events of default under the indenture and cause acceleration of all outstanding notes.  Upon the occurrence of an event of default under the indenture that results in acceleration of the notes, the issuing entity may be required promptly to sell the receivables, liquidate the other assets of the issuing entity and apply the proceeds to the payment of the notes.  Liquidation would be likely to accelerate payment of all notes that are then outstanding.  If a liquidation occurs close to the date when any class otherwise would have been paid in full, repayment of that class might be delayed while liquidation of the assets is occurring.  The issuing entity cannot predict the length of time that will be required for liquidation of the assets of the issuing entity to be completed.  In addition, the amounts received from a sale in these circumstances may not be sufficient to pay all amounts owed to the holders of all classes of notes or any class of notes, and you may suffer a loss.  Even if liquidation proceeds are sufficient to repay the notes in full, any liquidation that causes principal of a class of notes to be paid before the related final scheduled payment date will involve the prepayment risks described under “Prepayments on receivables may cause prepayments on the notes, resulting in reduced return on your investment and reinvestment risk to you” above.  Also, an event of default that results in the acceleration of the notes will cause priority of payments of all notes to change, from pro rata payments of interest followed by sequential payments of principal, to pro rata payments of interest followed by pro rata payments of principal.  Therefore, all outstanding notes will be affected by any shortfall in liquidation proceeds.  See “Prepayments on receivables may cause prepayments on the notes, resulting in reduced return on your investment and reinvestment risk to you” and “Risks associated  of the swap agreement” above.

Performance of the receivables may be affected by servicer’s consolidation of or change in servicing operations.

Increased delinquency and credit losses are significantly influenced by the combined impact of a number of factors, including the effects of changes in a servicer’s servicing operations, lower used vehicle prices, continued economic weakness, longer term financing and tiered/risk based pricing.  From time to time, the servicer may update its servicing systems in order to improve operating efficiency, update technology and enhance customer services. In connection with such updates, the servicer may experience limited disruptions in servicing activities both during and following roll-out of the new servicing systems or platforms caused by, among other things, periods of system down-time and periods devoted to user training.  These and other implementation related difficulties may contribute to higher delinquencies.  However, it is not possible to predict with any degree of certainty all of the potential adverse consequences that may be experienced.

The geographic concentration of the obligors and performance of the receivables may increase the risk of loss on your investment.

The concentration of the receivables in specific geographic areas may increase the risk of loss. A deterioration in economic conditions in the states where obligors reside could adversely affect the ability and willingness of obligors to meet their payment obligations under the receivables and may consequently affect the delinquency, loss and repossession experience of the issuing entity with respect to the receivables. An improvement in economic conditions could result in prepayments by the obligors of their payment obligations under the receivables. As a result, you may receive principal payments of your notes earlier than anticipated.

As of the statistical cutoff date, Toyota Motor Credit Corporation’s records indicate that the billing addresses of the obligors of the receivables in the statistical pool were concentrated in the following states:

	State	Percentage of Statistical Pool Balance
	[●]	[●]%
	[●]	[●]%
	[●]	[●]%
No other state accounts for more than 5.00% of the aggregate principal balance of the receivables as of the statistical cutoff date.
Certain obligors’ ability to make timely payments on the receivables may be adversely affected by extreme weather conditions and natural disasters.

Extreme weather conditions could cause substantial business disruptions, economic losses, unemployment and an economic downturn. As a result, the related obligors’ ability to make timely payments could be adversely affected. The trust’s ability to make payments on the notes could be adversely affected if the related obligors were unable to make timely payments.

In addition, natural disasters may adversely affect the obligors of the receivables. The effect of natural disasters on the performance of the receivables is unclear, but there may be an adverse effect on general economic conditions, consumer confidence and general market liquidity. Investors should consider the possible effects on delinquency, default and prepayment experience on the performance of the receivables.

Withdrawal or downgrading of the initial ratings of the notes will affect the prices for the notes upon resale.

A security rating is not a recommendation to buy, sell or hold securities.  Similar ratings on different types of securities do not necessarily mean the same thing.  A rating agency may change its rating of the notes after the notes are issued if that rating agency believes that circumstances have changed.  Any subsequent change in a rating will likely affect the price that a subsequent purchaser would be willing to pay for the notes and your ability to resell your notes.

The amounts received upon disposition of the financed vehicles may be adversely affected by discount pricing incentives, marketing incentive programs and other factors.

Discount pricing incentives or other marketing incentive programs on new cars by Toyota Motor Sales, U.S.A. Inc. or by its competitors that effectively reduce the prices of new cars may have the effect of reducing demand by consumers for used cars.  Additionally, the pricing of used vehicles is affected by the supply and demand for those vehicles, which, in turn, is affected by consumer tastes, economic factors (including the price of gasoline), the introduction and pricing of new car models and other factors.  The reduced demand for used cars resulting from discount pricing incentives or other marketing incentive programs introduced by Toyota Motor Sales, U.S.A., Inc. or any of its competitors or other factors may reduce the prices consumers will be willing to pay for used cars, including vehicles that secure the receivables. As a result, the proceeds received by the issuing entity upon any repossessions of financed vehicles may be reduced and may not be sufficient to pay the underlying receivables.

The rate of depreciation of certain financed vehicles could exceed the amortization of the outstanding principal balance of the loan on those financed vehicles, which may result in losses.

There can be no assurance that the value of any financed vehicle will be greater than the outstanding principal balance of the related receivable.  New vehicles normally experience an immediate decline in value after purchase because they are no longer considered new.  As a result, it is highly likely that the principal balance of the related receivable will exceed the value of the related vehicle during the earlier years of a receivable’s term.  Defaults during these earlier years are likely to result in losses because the proceeds of repossession are less likely to pay the full amount of interest and principal owed on the receivable.  The frequency and amount of losses may be greater for receivables with longer terms, because these receivables tend to have a somewhat greater frequency of delinquencies and defaults and because the slower rate of amortization of the principal balance of a longer term receivable may result in a longer period during which the value of the financed vehicle is less than the remaining principal balance of the receivable.  The frequency and amount of losses may also be greater for obligors with little or no equity in their vehicles because the principal balances for such obligors are likely to be greater for similar loan terms and vehicles than for obligors with a more significant amount of equity in the vehicle.  Additionally, although the frequency of delinquencies and defaults tends to be greater for receivables secured by used vehicles, the amount of any loss tends to be greater for receivables secured by new vehicles because of the higher rate of depreciation described above and the recent decline in used vehicle prices (especially light-duty truck and sport utility vehicle prices).

Risk associated with unknown allocation among the notes and retention of notes.

The allocation of the principal balance between the class A-2A notes and the class A-2B notes, the class A-3A notes and the class A-3B notes and the class A-4A notes and the class A-4B notes may not be known until the day of pricing. Therefore, investors should not expect further disclosure of these matters prior to their entering into commitments to purchase these classes of notes.

As the principal balance of any of the floating rate class A-2B notes, class A-3B notes or class A-4B notes is increased, there will be a greater amount of floating rate securities issued by the issuing entity, and therefore the issuing entity will have a greater aggregate reliance upon and exposure to the swap counterparty, and noteholders will bear additional risks associated with interest rate swaps as more fully described in this prospectus supplement in “—Risks associated with the swap agreement.”  In addition, as a result of the unknown allocation among the notes, one or more classes may be much smaller or less liquid than one might expect.

Some or all of one or more classes of notes may be retained by the depositor or conveyed to an affiliate of the depositor. Accordingly, the market for such a retained class of notes may be less liquid than would otherwise be the case.  In addition, if any retained notes are subsequently sold in the secondary market, demand and market price for notes of that class already in the market could be adversely affected.

You may suffer losses due to receivables with low annual percentage rates

The receivables pool includes receivables which have annual percentage rates that are less than the interest rates on certain classes of the notes.  Interest paid on the receivables with annual percentage rates higher than the interest rate on the notes and overcollateralization compensate for the receivables with relatively lower annual percentage rates. Excessive prepayments on the receivables with relatively higher annual percentage rates may adversely impact your notes by reducing the availability of higher interest rate receivables.

[Dependence on a revolving liquidity note to fund certain shortfalls presents counterparty risk, risk of change of yields of the notes and risk of loss in connection with breach of funding obligation.]

[General.  The issuing entity will enter into the revolving liquidity note agreement with [Toyota Motor Credit Corporation].  This agreement will authorize the issuing entity to make draw requests to fund interest and principal payable on the Class A Notes to the extent available collections are insufficient to make these payments and the amounts on deposit in the reserve account are insufficient to fund these shortfalls.  In addition, the revolving liquidity note agreement will require [Toyota Motor Credit Corporation], as holder of the revolving liquidity note, to fund draws as and when requested by the issuing entity.  The issuing entity will issue the revolving liquidity note to [Toyota Motor Credit Corporation] to evidence the trust’s obligation to repay any draws funded by [Toyota Motor Credit Corporation], together with interest accrued on the funded draws at a rate of [●] % per annum.  For a description of the key provisions of the revolving liquidity note agreement, see “Revolving Liquidity Note” in this prospectus supplement.]

[Counterparty Risk; Performance Risk.  The amounts available to the issuing entity to pay interest on and principal of all classes of Class A Notes may depend in part on the operation of the revolving liquidity note agreement and the performance by the holder of the revolving liquidity note of its obligations under the revolving liquidity note agreement.]

[On any payment date on which available collections are insufficient to fund payments of interest on and principal of the Class A Notes, the issuing entity will be dependent on receiving payments from the holder of the revolving liquidity note to make payments on the notes, to the extent there are no amounts, or insufficient amounts, then on deposit in the reserve account to fund shortfalls.  If the holder of the revolving liquidity note fails to fund any requested draw, the amount of credit enhancement available in the current or any future period may be reduced and you may experience delays and/or reductions in the interest and principal payments on your notes.  Although this failure will require the holder of the revolving liquidity note to immediately fund the entire undrawn balance of the revolving liquidity note, if the holder of the revolving liquidity note fails to do so, it may cause a continuing shortfall in the funds available to make payments to Class A Noteholders.  This is particularly true because these funding obligations could arise under circumstances where there are no amounts on deposit in the reserve account and current collections are insufficient to fund shortfalls or to start making deposits into the reserve account to be available to make payments in future periods.  Any failure to fund draws by the holder of the revolving liquidity note will cause you to experience delays and/or reductions in interest and principal payments on your notes.]

[If Toyota Motor Credit Corporation’s short-term unsecured debt rating falls below P-1 by Moody’s Investors Service, Inc, or A-1+ by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (or in either case, such lower ratings as may be permitted by such rating agencies), or if the holder of the revolving liquidity note fails to fund any amount drawn under the revolving liquidity note, then the indenture will require the indenture trustee to demand payment of the entire undrawn amount of the revolving liquidity note and to deposit the payment into the reserve account.  In this event, if the holder of the revolving liquidity note fails to fund the required draw, it is likely that the ratings on your notes will be downgraded.]

[Investors should make their own determinations as to the likelihood of performance by the holder of the revolving liquidity note of its obligations under the revolving liquidity note agreement.]

[An Event of Default May Affect Weighted Average Life and Yield.  If the holder of the revolving liquidity note defaults on its obligation to fund the entire undrawn amount of the revolving liquidity note in connection with a downgrade or breach of funding obligation, this default will constitute an event of default under the indenture that will cause the priority of payments of all Class A Notes to change, from pro rata payments of interest followed by sequential payments of principal, to pro rata payments of interest followed by pro rata payments of principal to all classes of Class A Notes.  Thereafter, all classes of Class A Notes will be exposed to the risk of additional shortfalls and losses, and, even if sufficient collections are thereafter available to fund payment in full of all classes of Class A Notes, this change in the priority of payments will change the timing of the repayment in full relative to the respective final scheduled payment dates of each class, with corresponding negative effects on the yields to the holders of each class.]

THE ISSUING ENTITY

The Toyota Auto Receivables 200[●]-[●] Owner Trust (the “Issuing Entity”) is a Delaware statutory trust formed pursuant to the trust agreement (the “Trust Agreement”) between Toyota Auto Finance Receivables LLC, as depositor (“TAFR LLC,” or the “Depositor”), and [_______________], as owner trustee (in such capacity the “Owner Trustee”) and the filing of a certificate of trust with the Secretary of State of the State of Delaware.  After its formation, the Issuing Entity will not engage in any activity other than:

(i) acquiring, holding and managing the retail installment sales contracts described below under “The Receivables Pool” (the “Receivables”) and the other assets of the Issuing Entity and proceeds therefrom,

(ii) issuing:

(a) the Class A-1 Asset-Backed Notes in the aggregate original principal balance of $[●] (the “Class A-1 Notes”);

(b) Class A-2 Asset-Backed Notes in the aggregate original principal balance of $[●], composed of $[●] Class A-2A [●]% Asset-Backed Notes (the “Class A-2A Notes”) and $[●] Class A-2B Floating Rate Asset-Backed Notes (the “Class A-2B Notes”);

(c) Class A-3 Asset-Backed Notes in the aggregate original principal balance of $[●], composed of $[●] Class A-3A [●]% Asset-Backed Notes (the “Class A-3A Notes”) and $[●] Class A-3B Floating Rate Asset-Backed Notes (the “Class A-3B Notes”);

(d) Class A-4 Asset-Backed Notes in the aggregate original principal balance of $[●], composed of $[●] Class A-4A [●]% Asset-Backed Notes (the “Class A-4 Notes”) and $[●] Class A-4B Floating Rate Asset-Backed Notes (the “Class A-4 Notes”); and

(e) the certificate, evidencing an undivided beneficial interest in the Issuing Entity that is subordinate to the interest of the Noteholders, (the “Certificate” and, together with the Notes, the “Securities”),

(iii) entering into the Swap Agreement,

(iv) making payments on the Notes and the Certificates; and

(v) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Class A-2A Notes and the Class A-2B Notes are referred to in this Prospectus Supplement collectively as the “Class A-2 Notes”; the Class A-3A Notes and the Class A-3B Notes are referred to in this Prospectus Supplement collectively as the “Class A-3 Notes”; the Class A-4A Notes and the Class A-4B Notes are referred to in this Prospectus Supplement collectively as the “Class A-4 Notes”; and the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are referred to in this Prospectus Supplement collectively as the “Offered Notes”.

When the Offered Notes are issued, the Issuing Entity will also issue the Class A-1 Notes.  The Class A-1 Notes are not offered by this Prospectus Supplement.  Instead, the Class A-1 Notes will be sold in a separate transaction to Toyota Motor Credit Corporation.  Any information relating to the Class A-1 Notes contained in this Prospectus Supplement is included only for informational purposes to facilitate a better understanding of the Offered Notes.  The Class A-1 Notes and the Offered Notes are referred to in this Prospectus Supplement collectively as the “Notes”.

The Issuing Entity may not issue securities other than the Notes and Certificates.  Except for the Notes, the Issuing Entity is also prohibited from borrowing money or making loans to any other person.

Any amendment to the trust agreement to amend, supplement or modify these permitted activities, or otherwise make any modification that would materially and adversely affect the noteholders, would require the consent of the holders of not less than a majority of the aggregate outstanding principal balance of the Notes.

The Issuing Entity will initially be capitalized with the Notes and the Certificates.  The Issuing Entity’s initial equity capitalization is expected to be approximately $[●], which is the expected aggregate Principal Balance of the Receivables, including the Yield Supplement Overcollateralization Amount, as of the cutoff date, if any, less the aggregate original principal balance of the Notes as of the closing date, plus the amounts on deposit in the reserve account.  See “Capitalization of the Issuing Entity” in this Prospectus Supplement.  The Issuing Entity will use the Notes and the Certificates as consideration for the Receivables transferred to the Issuing Entity by the Depositor pursuant to the Sale and Servicing Agreement (the “Sale and Servicing Agreement”) described in the “Summary of Terms in this Prospectus Supplement.”  Only the Class A-2, Class A-3 and Class A-4 Notes are being offered hereby.  Some or all of one or more Classes of the Class A-2, Class A-3 and Class A-4 Notes may be initially retained by TAFR LLC or conveyed to one of its affiliates.  On the Closing Date, TAFR LLC will sell the Class A-1 Notes to Toyota Motor Credit Corporation, the sponsor of this transaction (“TMCC” or the “Sponsor”), in a separate transaction.  TAFR LLC will deliver the net proceeds from the sale of the Notes and a subordinated non-recourse promissory note, to TMCC as consideration for the Receivables transferred to TAFR LLC by TMCC pursuant to the Receivables Purchase Agreement (the “Receivables Purchase Agreement”) described in the “Summary of Terms” in this Prospectus Supplement.  Initially, the Certificates will be retained by TAFR LLC.

TMCC will be appointed to act as the servicer of the Receivables (the “Servicer”).  TMCC, as Servicer, will service the Receivables pursuant to the Sale and Servicing Agreement and the Trust Agreement and TMCC, as administrator (the “Administrator”) will perform additional administrative services for the Issuing Entity, the Owner Trustee and the Indenture Trustee pursuant to the Administration Agreement (the “Administration Agreement”) described in the “Summary of Terms” in this Prospectus Supplement.  TMCC (or any successor servicer or successor administrator) will be compensated for such services as described under “Transfer and Servicing Agreements –– Servicing Compensation” in this Prospectus Supplement and “Description of the Transfer and Servicing Agreements –– Servicing Compensation and Payment of Expenses” in the Prospectus.  TMCC will be the initial Swap Counterparty and Calculation Agent pursuant to the Swap Agreement as described in this Prospectus Supplement under “The Swap Agreement.”

Pursuant to agreements between TMCC and the Dealers, each Dealer will repurchase from TMCC those contracts that do not meet certain representations and warranties made by the Dealer when sold by the Dealer.  These Dealer repurchase obligations are referred to in this Prospectus Supplement as “Dealer Recourse.” These representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not typically relate to the creditworthiness of the related retail purchaser of a Financed Vehicle who entered into a retail installment sales contract with a Dealer (each, an “Obligor”) or the collectibility of the contracts.  Although the Dealer agreements with respect to the Receivables will not be assigned to the Issuing Entity, the Sale and Servicing Agreement will require that any recovery by TMCC in respect of any Receivable pursuant to any Dealer Recourse be deposited in the Collection Account in satisfaction of TMCC’s repurchase obligations under the Sale and Servicing Agreement.  The sales by the Dealers of installment sales contracts to TMCC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an obligor under an installment sales contract, other than in connection with the breach of the foregoing representations and warranties.  As of December 31, 2008, there were approximately 1,750 Dealers located throughout the United States.

The Notes will be secured by and payable from the property of the Issuing Entity.  The Issuing Entity property that secures the Notes includes the Receivables and certain monies due or received on such Receivables on or after the Cutoff Date.  The Issuing Entity property also includes (i) such amounts as from time to time may be held in one or more accounts established and maintained by the Servicer pursuant to the Sale and Servicing Agreement, as described below; (ii) security interests in the Financed Vehicles and any accessions thereto; (iii) the rights to proceeds with respect to the Receivables under physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the right to receive proceeds from any Dealer Recourse; (v) the rights of the Depositor under the Receivables Purchase Agreement; (vi) the right to realize upon any property (including the right to receive future proceeds of liquidation of Defaulted Receivables) that shall have secured a Receivable and that shall have been acquired by the Owner Trustee; (vii) the rights of the Issuing Entity and powers of the Owner Trustee under the Swap Agreement, and the amounts payable to the Issuing Entity under the Swap Agreement; and (viii) any and all proceeds of the property listed in clauses (i) through (vii).

The Reserve Account will be established with and maintained by the Indenture Trustee and pledged to the Indenture Trustee and, if applicable, the Swap Counterparty to secure payments on the Notes and under the Interest Rate Swap Agreement, if one is entered into.

In addition, the Issuing Entity may enter into an interest rate derivative agreement at any time before or after the Closing Date; provided, that any payments to an interest rate derivative counterparty (including termination payments) are payable only from amounts that otherwise are payable to Certificateholders.

The Issuing Entity’s fiscal year end will occur on the 31st day of December each year.

The Issuing Entity’s principal offices are in Wilmington, Delaware, in care of [____________________], at the address set forth below under “— The Trustees.”

CAPITALIZATION OF THE ISSUING ENTITY

The following table illustrates the capitalization of the Issuing Entity as of the Closing Date, as if the issuance and sale of the Notes and the Certificate had taken place on such date:

Notes	$ [●]
Overcollateralization	$ [●]
Yield Supplement Overcollateralization Amount	$ [●]
Total	$ [●]

THE DEPOSITOR

The Depositor, Toyota Auto Finance Receivables LLC, was formed as a limited liability company in the State of Delaware on December 22, 2000, as a wholly owned, limited purpose subsidiary of TMCC. The principal executive offices of the Depositor are located at 19851 South Western Avenue EF 12, Torrance, California, 90509, and its telephone number is (310) 468 7333.  Additional information regarding the Depositor may be found in the Prospectus under “The Depositor.”

THE SPONSOR, ADMINISTRATOR AND SERVICER

Since it began sponsoring securitization trusts in 1993, TMCC, in its capacities as Sponsor, has sponsored 15 securitization trusts backed by retail installment sale contracts which have issued more than $14 billion of securities to date, none of which have defaulted, experienced any events of default or failed to pay principal in full at maturity.

In addition to securitizing retail installment sale contracts similar to the Receivables, since 1993, TMCC has sponsored other securitization entities backed by pools of automobile leases which have issued more than $3.5 billion of securities to date, none of which have defaulted, experienced any trigger events of default or failed to pay principal in full at maturity.  The Sponsor is responsible for originating, pooling and servicing the pool assets and structuring the securitization transaction.  In its roles as Administrator and Servicer, TMCC plays a primary role in the management of the trusts and each pool of Receivables.  In addition, as Servicer, TMCC will be authorized to exercise certain discretionary activity with regard to the administration of the Receivables, as described under “The Sponsor, Administrator and Servicer— Servicing of Motor Vehicle Retail Installment Sales Contracts” in the Prospectus.

TMCC, in its capacity as Servicer, began servicing operations in 1983.  In addition to servicing retail installment sale contracts similar to the Receivables, TMCC also services vehicle leases and dealer loans.

TMCC has been engaged in purchasing finance contracts from authorized Toyota dealers in the U.S. since 1983, and has seen its portfolio of retail installment sales contracts grow to over $46 billion as of December 31, 2008.

Additional information regarding TMCC in its capacities as Sponsor, Administrator and Servicer may be found under “The Sponsor, Administrator and Servicer” and “Description of the Transfer and Servicing Agreements” in the Prospectus.  The tables set forth below under “Delinquency, Repossession and Net Loss” show TMCC’s servicing experience for its entire portfolio of retail installment sale contracts on automobiles, including contracts sold in securitizations, that TMCC continues to service, as further described under  “Delinquencies, Repossessions and Net Losses”.

The Servicer is permitted to appoint a subservicer or engage a third party to perform all or a portion of its servicing obligations at the Servicer’s expense.  For example, TMCC has contracted with third parties to retrieve titles with respect to the Receivables, make collections on TMCC’s behalf and perform certain vehicle repossession functions.  Such an appointment does not relieve the Servicer of its obligations or liability for servicing and administering the Receivables in accordance with the provisions of the Sale and Servicing Agreement.

THE TRUSTEES

[____________] is the Owner Trustee under the Trust Agreement.  [_______] is a [_____], and its principal executive office is located at [_____________________], Attn:  [______________].  The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.  The fees and expenses of the Owner Trustee will be paid by the Administrator.  [Note: Description of experience serving as owner trustee for ABS transactions involving auto receivables for TMCC and others will be provided by the owner trustee]

[___________] is the Indenture Trustee under the Indenture (the Indenture Trustee and the Owner Trustee are collectively referred to in this Prospectus Supplement as the Trustees).  [_______________] is a [__________] and its principal executive offices are located at (i) solely for purposes of surrender or exchange of notes, [_____________], Attention:  [_________________] and (ii) for all other purposes, [______________], Attention:  [_________________].The fees and expenses of the Indenture Trustee will be paid by [_____________].  The Depositor, the Servicer and their respective affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.  [Note: Description of experience serving as indenture trustee for ABS transactions involving auto receivables for TMCC and others will be provided by the indenture trustee]

THE RECEIVABLES POOL

The information concerning the Receivables presented throughout this Prospectus Supplement is based on the Receivables in the statistical pool described in this Prospectus Supplement as of the Statistical Cutoff Date. The statistical pool consists of a portion of the Receivables owned by the Sponsor that met the criteria below as of the Statistical Cutoff Date. The Receivables Pool sold to the Issuing Entity on the Closing Date will be selected from the statistical pool and from other receivables owned by the Sponsor. Some amortization of the Receivables will have occurred since the Statistical Cutoff Date and some Receivables included in the statistical pool will have prepaid in full or will have been determined not to meet the eligibility criteria described below as of the Cutoff Date and therefore will not be included in the Receivables Pool sold to the Issuing Entity on the Closing Date. The characteristics of the Receivables Pool sold to the Issuing Entity on the Closing Date as of the Cutoff Date may vary somewhat from the characteristics of the Receivables in the statistical pool described in this Prospectus Supplement as of the Statistical Cutoff Date illustrated in the tables below, but the Sponsor and the Depositor do not expect any material variance between the characteristics of the Receivables in the statistical pool described in this Prospectus Supplement and the Receivables sold to the Issuing Entity on the Closing Date.

The pool of Receivables (the “Receivables Pool”) will include the Receivables purchased as of [●][●], 200[●] (the “Cutoff Date”).  The Receivables were originated by Dealers in accordance with TMCC’s requirements and subsequently purchased by TMCC.  The Receivables evidence the indirect financing made available by TMCC to the related Obligors of the vehicles financed by the Receivables (the “Financed Vehicles”).  The Receivables create a valid, subsisting and enforceable first priority security interest in favor of TMCC in the related Financed Vehicle.  On or before the date of initial issuance of the Notes (the “Closing Date”), TMCC will sell the Receivables to the Depositor pursuant to the Receivables Purchase Agreement between the Depositor and TMCC.  The Depositor will, in turn, sell the Receivables to the Issuing Entity pursuant to the Sale and Servicing Agreement.  For so long as the Notes are outstanding, neither the Depositor nor TMCC may substitute any other retail installment sales contract for any Receivable sold to the Issuing Entity.

As of the Statistical Cutoff Date, the receivables in the statistical pool described in this Prospectus Supplement had an aggregate Principal Balance of $[●]. As of the Cutoff Date, the Receivables sold to the Issuing Entity on the Closing Date are expected to have an aggregate Principal Balance of $[●].

The Receivables in the Receivables Pool are required to meet certain selection criteria as of the Cutoff Date.  Pursuant to such criteria, each Receivable:

●	falls within the range of:
	remaining Principal Balance	$[●] to $[●]
	APR	[●]% to [●]%
	original number of monthly payments (“Scheduled Payments”)	[●] to [●]
	remaining number of Scheduled Payments	[●] to [●]
●	has a maximum number of days past due for payment	[●] days
●	has a FICO® score of at least	[●]
●	is secured by a new or used automobile or light duty truck;
●	was originated in the United States;
●	was a simple interest Receivable;
●

provides for scheduled monthly payments that fully amortize the amount financed by such Receivable over its original term (except for minimally different payments in the first or last month in the life of the Receivable);

●	was originated on or after [October 1, 2007]
●	is serviced by TMCC as of the Closing Date;
●	to the knowledge of the Depositor, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent;
●	does not relate to a vehicle that has been repossessed without reinstatement as of the Cutoff Date; and
●	does not relate to a vehicle as to which the related obligor is an employee of TMCC or any of its affiliates.

No selection procedures believed by the Depositor to be adverse to Noteholders have been used in selecting the Receivables from qualifying retail installment sale contracts or from the receivables in the statistical pool. Except as described in the first bullet-point above, the Receivables were not selected on the basis of their APRs.

Based on the addresses of the Obligors, the Receivables have been originated in [●] States.  Except in the case of any breach of representations and warranties by the related Dealer, the Receivables generally do not provide for recourse against the originating Dealer. The composition, distribution by annual percentage rate and geographic distribution of the Receivables in the statistical pool as of the Statistical Cutoff Date are as set forth in the following tables.

Composition of the Receivables in the Statistical Pool as of the Statistical Cutoff Date

Total Outstanding Principal Balance	$[●]
Number of Receivables	[●]
Average Principal Balance	$[●]
Range of Principal Balances	$[●] - $[●]
Average Original Amount Financed	$[●]
Range of Original Amounts Financed	$[●]-$[●]
Weighted Average APR(1)	[●]%
Range of APRs	[●]%-[●]9%
Weighted Average Original Number of Scheduled Payments(1)	[●]
Range of Original Number of Scheduled Payments	[●]-[●]
Weighted Average Remaining Number of Scheduled Payments(1)	[●]
Range of Remaining Number of Scheduled Payments	[●]-[●]
Weighted Average FICO®(2) (3) score	[●]
Range of FICO®(2) scores	[●]-[●]

The following are additional characteristics of the Receivables in the statistical pool as of the Statistical Cutoff Date:

●	as a percentage of the aggregate Principal Balance, as of the Statistical Cutoff Date:
	New vehicles financed by TMCC	[●]%
	Used vehicles financed by TMCC	[●]%
	Automobiles financed by TMCC	[●]%
	Light-duty trucks and sports utility vehicles financed by TMCC	[●]%
	Receivables representing financing of vehicles manufactured or distributed by Toyota Motor Corporation or its affiliates	[●]%

None of the Receivables in the statistical pool as of the Statistical Cutoff Date were more than 30 days delinquent. ______________

(1)

Weighted by Principal Balance as of the Statistical Cutoff Date.

(2)

FICO® is a federally registered servicemark of Fair Isaac Corporation.

(3)

[FICO® scores are calculated excluding accounts for which no FICO score is available.]

Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date
by APR

Range of APRs	Number of Receivables	Percentage of Total Number of Receivables	Statistical Cutoff Date Principal Balance	Percentage of Statistical Cutoff Date Principal Balance
0.00 - 0.99%		%	$	%
1.00 - 1.99%
2.00 - 2.99%
3.00 - 3.99%
4.00 - 4.99%
5.00 - 5.99%
6.00 - 6.99%
7.00 - 7.99%
8.00 - 8.99%
9.00 - 9.99%
10.00 - 10.99%
11.00 - 11.99%
12.00 - 12.99%
13.00 - 13.99%
14.00 - 14.99%
Total(1)		100.00%		$100.00%

____________________

(1)

Percentages may not add to 100% due to rounding.

Geographic Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date
by State(1)

State	Number of Receivables	Percentage of Total Number of Receivables	Statistical Cutoff Date Principal Balance	Percentage of Statistical Cutoff Date Principal Balance
Alabama		%	$	%
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Rhode Island
South Carolina
South Dakota
Tennessee
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Total(2)		100.00%		$100.00%
Number of States Represented

____________________

(1)

Based solely on the addresses of the obligors.

(2)

Percentages may not add to 100% due to rounding.

Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date
by Remaining Principal Balance

Remaining Principal Balance	Number of Receivables	Percentage of Total Number of Receivables	Statistical Cutoff Date Principal Balance	Percentage of Statistical Cutoff Date Principal Balance
0.00 - 4,999.99%			$	%
5,000.00 - 9,999.99
10,000.00 - 14,999.99
15,000.00 - 19,999.99
20,000.00 - 24,999.99
25,000.00 - 29,999.99
30,000.00 - 34,999.99
35,000.00 - 39,999.99
40,000.00 - 44,999.99
45,000.00 - 49,999.99
50,000.00 - 54,999.99
55,000.00 - 59,999.99
Total:		100.00%		$100.00%

Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date
by Remaining Number of Scheduled Payments

Remaining Number of Scheduled Payments	Number of Receivables	Percentage of Total Number of Receivables	Statistical Cutoff Date Principal Balance	Percentage of Statistical Cutoff Date Principal Balance
1 - 12%			$	%
13 - 24
25 - 36
37 - 48
49 - 60
61 - 72
Total:		100.00%		$100.00%

Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date
by FICO Score Range

FICO Score Range	Number of Receivables	Percentage of Total Number of Receivables	Statistical Cutoff Date Principal Balance	Percentage of Statistical Cutoff Date Principal Balance
620 - 650%			$	%
651 - 700
701 - 750
751 - 800
801 - 850
851 - 900
Total:		100.00%		$100.00%

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

Set forth below is certain information concerning TMCC’s experience with respect to its portfolio of new and used automobile and light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized.

The data presented in the following tables are for illustrative purposes only.  There is no assurance that TMCC’s delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the Issuing Entity with respect to the Receivables, will be similar to that set forth below.

Delinquency and credit losses are significantly influenced by the combined impact of a number of factors, including general economic conditions, the used vehicle market, purchase quality mix, contract term length and operational changes.

•

Economic Factors

General economic conditions such as unemployment rates, bankruptcy rates, consumer debt levels, fuel and energy prices, consumer credit performance, interest rates, and inflation can influence both the frequency and severity of losses.

•

Used Vehicle Market

Changes in used vehicle prices directly affect the proceeds from sales of repossessed vehicles and, accordingly, the level of loss severity experienced with respect to Receivables.  The supply of and demand for used vehicles, interest rates, inflation, the level of manufacturer incentives on new vehicles and general economic outlook are some of the factors affecting the used vehicle market.

•

Purchase Quality Mix

A change in the mix of contracts acquired at various risk levels may potentially increase the amount of credit risk related to the Receivables.  An increase in the number of contracts acquired with lower credit quality (as measured by scores that establish a consumer’s creditworthiness based on present financial condition, experience and past credit history) can increase the amount of credit risk.  Conversely, an increase in the number of contracts with higher credit quality acquired can lower credit risk.  An increase in the mix of contracts with lower credit quality can also increase operational risk unless appropriate controls and procedures are established.

•

Contract Term Length

The average original contract term of retail and lease vehicle contracts influences credit losses.  Longer term contracts (those having original terms of 48, 60, 72 or 84 months) generally experience a higher rate of default and thus affect the frequency of occurrence and loss severity.

•

Unenforceable or Defeated Security Interest

Other creditors of the Obligors, a subsequent purchaser of the Financed Vehicle or another lender who finances the vehicle could acquire an interest in the receivables and the Financed Vehicles that is judged by a court of law to be superior to the Issuing Entity’s or the Indenture Trustee’s interest. In some circumstances, either the Depositor or the Servicer will be required to purchase Receivables if a security interest superior to the claims of others has not been properly established and maintained.

•

Operational Changes

Operational changes and ongoing implementation of new information and transaction systems are designed to have a positive effect on the TMCC’s operations, including customer service improvements in the management of delinquencies and credit losses, through the implementation of processes and tools that create greater operational efficiency and effectiveness. However, such changes also have the potential to adversely affect delinquencies and credit losses by disrupting the TMCC’s normal operations during the operational change process.

The following tables show TMCC’s servicing experience for its entire portfolio of retail installment sale contracts on automobiles, including contracts sold in securitizations, that TMCC continues to service.  The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC’s portfolio.  Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown for any group of receivables that are isolated for any period or periods of time and the delinquency, repossession and net loss data measured the activity only for that isolated group over the periods indicated, as will be the case for the Receivables.  If the credit losses on the Receivables included in the Issuing Entity are greater than the historical credit loss experience listed below, the yield to holders of the Notes could be adversely affected.

Historical Delinquency Experience(1)

	At [ ],		At March 31,
	200[ ]	200[ ]	2008	2007	2006	2005	2004
Outstanding Contracts(2)

Number of Accounts Past Due in the following categories
30 - 59 days
60 - 89 days
Over 89 days

Delinquencies as a Percentage of Contracts Outstanding(3)
30 - 59 days
60 - 89 days
Over 89 days

____________________

(1)

The historical delinquency data reported in this table includes all retail installment sales contracts originated by TMCC, including those originated in [●], [●] and [●] and those originated by a subsidiary of TMCC operating in [●].  Retail installment sales contracts originated in [●],[●] and [●] and those originated by a subsidiary of TMCC operating in [●] do not comprise any of the Receivables.

(2)

Number of contracts outstanding at end of period.

(3)

The period of delinquency is based on the number of days payments are contractually past due.  A payment is deemed to be past due if less than 90% of such payment is made.

Net Loss and Repossession Experience(1)
(Dollars In Thousands)

	For the [ ] months ended [ ],		For the Fiscal Years Ended March 31,
	200[ ]	200[ ]	2008	2007	2006	2005	2004
Principal Balance Outstanding(2)
Average Principal Balance Outstanding(3)
Number of Contracts Outstanding
Average Number of Contracts Outstanding(3)
Number of Repossessions(4)
Number of Repossessions as a Percent of the Number of Contracts Outstanding
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding
Gross Charge-Offs(5)
Recoveries(6)
Net Losses
Net Losses as a Percentage of Principal Balance Outstanding
Net Losses as a Percentage of Average Principal Balance Outstanding

____________________

(1)

The historical net loss and repossession data reported in this table includes all retail installment sales contracts originated by TMCC, including those originated in [●], [●] and [●] and those originated by a subsidiary of TMCC operating in [●].  Retail installment sales contracts originated in [●], [●] and [●] and those originated by a subsidiary of TMCC operating in [●] do not comprise any of the Receivables.

(2)

Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts.  Actuarial contracts do not comprise any of the Receivables.

(3)

Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4)

Includes bankrupt repossessions but excludes bankruptcies.

(5)

Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle.  Also includes dealer reserve charge-offs.

(6)

Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off.  Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7)

Annualized.

STATIC POOLS

Attached to this Prospectus Supplement as Annex B is tabular information that reflects the static pool performance data (including delinquency and cumulative net loss experience) of receivables originated by the sponsor, organized by vintage year.  The static pool information, other than the static pool information that relates to (a) any vintages established before January 1, 2006 and (b) information relating to receivable pools established on or after January 1, 2006, which information relates to periods prior to January 1, 2006, is deemed to be a part of this Prospectus Supplement and the registration statement of which this Prospectus Supplement is a part.  We caution you that the statistical pool of Receivables described in this prospectus supplement may not perform in a similar manner to the Receivables in any vintage origination year.

The characteristics of Receivables included in the static pool information discussed above, as well as the social, economic and other conditions existing at the time when those Receivables were originated and repaid, may vary materially from the characteristics of the Receivables the Receivables Pool and the social, economic and other conditions existing at the time when the Receivables in the Receivables Pool were originated and those that will exist in the future when the Receivables in the Receivables Pool are required to be repaid.  There is no assurance that TMCC’s delinquency and loss experience with respect to the Receivables included in the Issuing Entity will be similar to that set forth in Annex B to this Prospectus Supplement.

USE OF PROCEEDS

The Depositor will use the net proceeds from the sale of the Notes to purchase the Receivables from TMCC pursuant to the Receivables Purchase Agreement.

PREPAYMENT AND YIELD CONSIDERATIONS

For more detailed information regarding certain maturity and prepayment considerations with respect to the Notes, see “Risk Factors –– Prepayments on receivables may cause prepayments on the notes, resulting in reduced returns on your investment and  reinvestment risk to you,” “Description of the Notes –– Payments of Principal” and “Weighted Average Lives of the Notes” in this Prospectus Supplement.

Because the rate of payment of principal of each class of Notes depends primarily on the rate of payment (including prepayments) of the Principal Balance of the Receivables, final payment of any class of Notes could occur significantly earlier or later than their respective Final Scheduled Payment Dates.  Noteholders will bear the risk of being able to reinvest principal payments on the Notes at yields at least equal to the yield on their respective Notes.  Such reinvestment risk includes the risk that interest rates may be lower at the time such holders received payments from the Issuing Entity than interest rates would otherwise have been had such prepayments not been made or had such prepayments been made at a different time.  No prediction can be made as to the rate of prepayments on the Receivables.

Obligors with higher interest rate Receivables may prepay at a faster rate than obligors with lower interest rate Receivables.  Higher rates of prepayments of Receivables with higher APRs may result in the Issuing Entity holding Receivables that will generate insufficient collections to cover delinquencies or chargeoffs on the Receivables or to make current payments of interest on or principal of the Notes.  Similarly, higher rates of prepayments of Receivables with higher APRs will decrease the amounts available to be deposited in the Reserve Fund, reducing the protection against losses and shortfalls afforded thereby to the Notes.  See the table entitled “Distribution of the Receivables in the Statistical Pool as of the Statistical Cutoff Date by APR” under “The Receivables Pool” in this Prospectus Supplement.

Prior to the occurrence of and during the continuation of an Event of Default resulting in acceleration of the Notes, principal payments will be made on a sequential basis, i.e., principal payments will not be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; principal payments will not be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and principal payments will not be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.  However, upon the occurrence and during the continuation of an Event of Default resulting in acceleration of the Notes, the Class A-1, Class A-2, Class A-3 and Class A-4 Notes will be paid principal on a pro rata basis.  It is expected that final payment of each class of Notes will occur on or prior to the respective Final Scheduled Payment Dates.

Failure to make final payment of any class of Notes on or prior to the respective Final Scheduled Payment Dates will constitute an Event of Default under the Indenture, which may result in an acceleration of payments in respect of classes that have not reached their respective Final Scheduled Payment Dates.  However, as the rate of payment of principal of each class of Notes depends on the rate of payment (including prepayments) of the Principal Balance of the Receivables, sufficient funds may not be available to pay each class of Notes in full on or prior to the respective Final Scheduled Payment Dates.  If sufficient funds are not available, final payment of any class of Notes could occur later than such dates, and the holders of such Notes could suffer a loss.

The rate of prepayments of the Receivables may be influenced by a variety of economic, social and other factors, and under certain circumstances relating to breaches of representations, warranties or covenants, the Depositor and/or the Servicer will be obligated to repurchase Receivables from the Issuing Entity.  A higher than anticipated rate of prepayments will reduce the aggregate Principal Balance of the Receivables more quickly than expected and thereby reduce anticipated aggregate interest payments on the Notes.  See “Risk Factors –– Prepayments on receivables may cause prepayments on the notes, resulting in reduced returns on your investment and reinvestment risk to you” in this Prospectus Supplement.

Noteholders should consider, in the case of Notes purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of Notes purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield.

Certain events (including some that are not within the control of the Issuing Entity or the Swap Counterparty) may cause an Event of Default under the Indenture or the termination of the Swap Agreement.  Certain Events of Default under the Indenture will not result in acceleration of the Notes unless a majority of holders of Notes (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates), voting as a single class, instruct the Indenture Trustee to accelerate the Notes.  Certain of these events will not cause a termination of the Swap Agreement unless holders of a majority of the outstanding principal balance of the Class A-2, Class A-3 and Class A-4 Notes, voting as a single class (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates), vote to instruct the Indenture Trustee (as assignee of the rights of the Issuing Entity) to terminate the Swap Agreement.  The holders of any class of Notes may not have sufficient voting interests as of any date to cause or to prevent a termination of the Swap Agreement or acceleration of the Notes.  If an Event of Default under the Indenture results in the acceleration of the Notes, the Indenture Trustee may liquidate the assets of the Issuing Entity.  Liquidation would accelerate payment of all Notes that are then outstanding.  If a liquidation occurs close to the date when any class otherwise would have been paid in full, repayment of such class might be delayed while liquidation of the assets is occurring.  The Issuing Entity cannot predict the length of time that will be required for liquidation of the assets of the Issuing Entity to be completed.  Even if liquidation proceeds are sufficient to repay the Notes in full, any liquidation that causes principal of a class of Notes to be paid before the related Final Scheduled Payment Date will involve the prepayment risks described in this Prospectus Supplement under “Risk Factors –– Prepayments on receivables may cause prepayments on the notes, resulting in reduced returns on your investment and reinvestment risk to you” and “Risk Factors –– Risks associated with the swap agreement.”

The proceeds of any liquidation of the assets of the Issuing Entity may be insufficient to pay in full all accrued interest on and principal of each outstanding class of Notes.  In addition, if the Swap Agreement is terminated, the Issuing Entity may be obligated to make a swap termination payment to the Swap Counterparty in an amount that the Issuing Entity cannot estimate as of the date of this Prospectus Supplement.  Certain of these swap termination payments paid by the Issuing Entity will reduce the amounts available to be paid to Noteholders.  Also, acceleration of the Notes as a result of any Event of Default under the Indenture will cause the priority of payments of all Notes to change from sequential payments to pro rata payments of principal to all [seven] classes of Notes.  Therefore, all outstanding Notes will be affected by any shortfall in liquidation proceeds and may be affected by any swap termination payment.

WEIGHTED AVERAGE LIVES OF THE NOTES

Prepayments on automotive Receivables can be measured relative to a prepayment standard or model.  The model used in this Prospectus Supplement, the Absolute Prepayment Model (“ABS”), represents an assumed rate of prepayment each month relative to the original number of Receivables in a pool of Receivables.  ABS further assumes that all the Receivables in such a pool are the same size and amortize at the same rate and that each such Receivable will, in each month of its life, either be paid as scheduled or be prepaid in full.  For example, in a pool of Receivables originally containing 10,000 Receivables, a 1% ABS rate means that 100 Receivables prepay in full each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the Principal Balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the respective Final Scheduled Payment Date for such class.  Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of such Notes.

The table captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” (the “ABS Table”) has been prepared on the basis of the characteristics of the Receivables in the statistical pool. Each absolute prepayment model table assumes that:

•

the Receivables prepay in full at the specified constant percentage of the absolute prepayment model monthly, with no defaults, losses or repurchases on any of the Receivables

•

each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days

•

interest accrues on the Notes at the assumed interest rate of [●]% for the Class A-1 Notes, [●]% for the Class A-2A Notes and the Class A-2B Notes, [●]% for the Class A-3A Notes and the Class A-3B Notes and [●]% for the Class A-4A Notes and the Class A-4B Notes

•

payments on the Notes are made on each Payment Date (and each payment date is assumed to be the [●] day of each applicable month) commencing on [●][●], 200[●]

•

the closing date is [●] [●], 200[●]

•

the Servicer exercises its option to purchase all of the Receivables and cause a redemption of the Notes when the aggregate Principal Balance of the Receivables is equal to [5.00]% or less of the aggregate Principal Balance of the Receivables as of the Cutoff Date

•

the servicing fee for each month is equal to a rate of 1/12 of 1.00%

•

interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related interest accrual period and a 360-day year and interest on the other classes of Notes will be calculated on the basis of a 360-day year of twelve 30-day months

•

[the net of swap payments from the Issuing Entity to the Swap Counterparty and swap payments from the Swap Counterparty to the Issuing Entity is zero]

•

the initial outstanding principal amounts of the Class A-2A Notes will be $[●], of the Class A-2B Notes will be $[●], of the Class A-3A Notes will be $[●], of the Class A-3B Notes will be $[●], of the Class A-4A Notes will be $[●] and of the Class A-4B Notes will be $[●] and

•

the Yield Supplement Overcollateralization Amount at each payment date is the amount set forth in the schedule below.

The Yield Supplement Overcollateralization Amount schedule set forth below is utilized to calculate the weighted average lives and percentages of original Principal Balances at various absolute prepayment model percentages under “Prepayment and Yield Considerations.”  The actual Yield Supplement Overcollateralization Amount may differ depending on the actual Receivables included in the Receivables Pool and the actual prepayments and losses on those Receivables with an annual percentage rate less than the Required Rate. For purposes of the Yield Supplement Overcollateralization Amount schedule set forth below, the Required Rate is assumed to be [●]%.

Payment Date	Yield Supplement Overcollateralization Amount	Payment Date	Yield Supplement Overcollateralization Amount

For purposes of these absolute prepayment model tables, the receivables have an assumed cutoff date as set forth in the table below. Each absolute prepayment model table indicates the projected weighted average life of each class of Notes and sets forth the percent of the original principal balance of each class of Notes that is projected to be outstanding after each of the Payment Dates, shown at various constant absolute prepayment model percentages.

The ABS Table also assumes that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate Principal Balance, [weighted average] APR, [weighted average] original term to maturity and [weighted average] remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

Pool	Number of Receivables	Aggregate Principal Balance	[Weighted Average] APR (%)	[Weighted Average] Remaining Term To Maturity (In Months)	[Weighted Average] Original Term To Maturity (In Months)
1		$
2
3
4
5
6
7
8
9
10
11
$

The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table.  The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios.  For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS.  Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed.  Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of Notes.

Percent of Initial Note Principal Balance at Various ABS Percentages

	Class A-2A and Class A-2B Notes				Class A-3A and Class A-3B Notes				Class A-4A and Class A-4B Notes
Payment Date	0.50%	1.00%	1.50%	1.80%	0.50%	1.00%	1.50%	1.80%	0.50%	1.00%	1.50%	1.80%

Weighted Average Life (Years) (1)
Weighted Average Life (Years) (1), (2)

___________________

(1)

The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2)

This calculation assumes that the Servicer does not exercise its clean-up call option to purchase the Receivables.

The foregoing table has been prepared on the basis of the assumptions described above under “Weighted Average Lives of the Notes” (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance of the Receivables), and should be read in conjunction therewith.

POOL FACTORS AND TRADING INFORMATION

The “Pool Factor” with respect to any class of Notes will be a seven-digit decimal indicating the principal balance of such class of Notes as of the close of business on the Payment Date in such month as a fraction of the respective principal balance thereof as of the Closing Date.  The Servicer will compute each Pool Factor each month.  Each Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal balance of each class of Notes.  Each such principal balance will be computed by allocating payments in respect of the Receivables to principal and interest using the simple interest method.  The portion of the principal balance of any class of Notes for a given month allocable to a Noteholder can be determined by multiplying the original denomination of the holder’s Note by the related Pool Factor for that month.

STATEMENTS TO THE NOTEHOLDERS

Pursuant to the Indenture, the Noteholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Pool Factors and various other items of information pertaining to the Issuing Entity.  During each calendar year, Noteholders will be furnished information for tax reporting purposes not later than the latest date permitted by law.  The Servicer will make the foregoing statements available to the Noteholder each month via its Internet website, which is presently located at http://www.toyotafinancial.com.  See “Certain Information Regarding the Securities — Reports to Securityholders” in the Prospectus for a more detailed description of the reports to be sent to Noteholders.

DESCRIPTION OF THE NOTES

General

The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the Registration Statement.  A copy of the Indenture and the Swap Agreement will be filed with the Securities and Exchange Commission (the “SEC”) on a Form 8-K following the issuance of the Notes.  The following summary describes certain terms of the Notes, the Indenture and the Swap Agreement.  The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes, the Indenture and the Swap Agreement.  The following summary supplements the description of the general terms and provisions of the Notes of any given series and the related Indenture and Swap Agreement or other credit enhancement or liquidity support set forth in the Prospectus.

Payments of Interest

The Class A-1, Class A-2A, Class A-3A and Class A-4A Notes, if issued, will constitute Fixed Rate Securities, as such term is defined under “Certain Information Regarding the Securities — Fixed Rate Securities” in the Prospectus.  The Class A-2B, Class A-3B and Class A-4B Notes, if issued, will constitute Floating Rate Securities, as such term is defined under “Certain Information Regarding the Securities—Floating Rate Securities” in the Prospectus.

Interest on the principal balances of the Notes will accrue at the respective per annum interest rates set forth on the front cover of this Prospectus Supplement (each, an “Interest Rate”) and will be payable to the related Noteholders monthly on the [●] of each month (or, if such date is not a Business Day, on the next succeeding Business Day) (each such date, a “Payment Date”) commencing [●] [●], 200[●].  A “Business Day” is any day except a Saturday or Sunday, a day on which banks in New York, New York, [Chicago, Illinois] or Wilmington, Delaware] are closed.  [If the offered notes will be eligible collateral under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility, insert disclosure.]

Interest will accrue for the period (i) with respect to the Class A-1, Class A-2B, Class A-3B and Class A-4B Notes from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to the Class A-2A, Class A-3A and Class A-4A Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the [●] day of the most recent calendar month during which interest was paid preceding each Payment Date to but excluding the [●] day of the following calendar month (each an “Interest Period”).  Interest on the Class A-1, Class A-2B, Class A-3B and Class A-4B Notes will be calculated on the basis of the actual days elapsed during the Interest Period and a 360-day year.  Interest on the Class A-2A, Class A-3A and Class A-4A Notes will be calculated on the basis of a 360 day year consisting of twelve 30 day months.  Interest accrued as of any Payment Date but not paid on such Payment Date will be due on the next Payment Date, together with interest on such amount at the applicable Interest Rate (to the extent lawful).

In the case of Class A-2B, Class A-3B or Class A-4B Notes’ that pay interest at a floating rate when the Receivables bear fixed interest rates, the Issuing Entity will enter into the Swap Agreement with the Swap Counterparty.  Pursuant to the Swap Agreement, on each Payment Date the Issuing Entity is obligated to pay to the Swap Counterparty in respect of each class of floating rate Notes an amount equal to the amount of interest deemed to accrue on a notional amount equal to the outstanding principal balance of that class of floating rate Notes as of the preceding Payment Date at a fixed rate of interest of [●]% (the “Class A-2B Notional Rate”), [●]% (the “Class A-3B Notional Rate”), [●]% (the “Class A-4B Notional Rate”), respectively, for the Class A-2B, Class A-3B and Class A-4B Notes calculated on an 30/360 basis (the “Class A-2B Swap Payment”, “Class A-3B Swap Payment” and “Class A-4B Swap Payment”, respectively, and together, the “Monthly Swap Payment”).  The amount to be paid by the Swap Counterparty in respect of each of the Class A-2B, Class A-3B and Class A-4B Notes on any Payment Date will be the amount of interest that accrued thereon at the related floating interest rate from the preceding Payment Date to such current Payment Date (the “Class A-2B Swap Receipt”, “Class A-3B Swap Receipt” and “Class A-4B Swap Receipt”, respectively, and together, the “Swap Receipts”).

Interest payments on the Notes will be made on a pro rata basis with Senior Swap Termination Payments, if any, from funds on deposit in the Collection Account with respect to the Collection Period preceding the related Payment Date (including any amounts paid by the Swap Counterparty under the Swap Agreement and any amounts withdrawn from the Reserve Account and deposited into the Collection Account for application with respect to such Collection Period) remaining after payment of the Servicing Fee and any net amounts payable by the Issuing Entity to the Swap Counterparty.  Interest payments on all classes of Notes will have the same priority.  See “Payments to Noteholders” in this Prospectus Supplement.

Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes, in which case each class of Noteholders will receive their pro-rata share (based upon the aggregate amount of such amounts due to such class of Noteholders) of the aggregate amount available to be paid in respect of interest on the Notes on such Payment Date.  See “Payments to Noteholders” and “Reserve Account” in this Prospectus Supplement.

An Event of Default will occur if the full amount of interest due on any class of Notes is not paid within five Business Days of the related Payment Date.  Upon such an Event of Default, the Indenture Trustee may accelerate the maturity of the Notes and take actions to liquidate the assets of the Issuing Entity.  In addition, the Swap Agreement may be terminated by the Swap Counterparty if the Swap Counterparty does not receive the Class A-2B Swap Payment, Class A-3B Swap Payment or Class A-4B Swap Payment within five Business Days of the related Payment Date.  The Swap Agreement also may be terminated by the Issuing Entity (by action taken at the direction of holders of Class A-2, Class A-3 and Class A-4 Notes evidencing a majority of the aggregate of the outstanding principal balances of all such classes voting as a single class (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates)) if the Swap Counterparty does not pay to the Issuing Entity the Class A-2B Swap Receipt, Class A-3B Swap Receipt or Class A-4B Swap Receipt within five Business Days of the Payment Date on which such amounts are due.  See “Description of Notes — Indenture — Events of Default; Rights Upon Event of Default” and “The Swap Agreement” in this Prospectus Supplement.

Payments of Principal

Principal payments will be made to the Noteholders on each Payment Date commencing [●][●], 200[●].  See “Payments to Noteholders” in this Prospectus Supplement.

On each Payment Date, except after the acceleration of the Notes following an Event of Default, from the amounts allocated to the Noteholders to pay principal described in clause (4) under “Payments to Noteholders — Priority of Payments” in this Prospectus Supplement, the Issuing Entity will pay principal of each class of Notes in the following order of priority:

(1) to the Class A-1 Notes until they are paid in full; then

(2) to the Class A-2 Notes, pro rata between the Class A-2A Notes and the Class A-2B Notes, until they are paid in full; then

(3) to the Class A-3 Notes, pro rata between the Class A-3A Notes and the Class A-3B Notes, until they are paid in full; and then

(4) to the Class A-4 Notes, pro rata between the Class A-4A Notes and the Class A-4B Notes, until they are paid in full.

If the Notes are declared to be due and payable following the occurrence of an Event of Default, the Issuing Entity will pay principal of all classes of Notes from funds allocated to the Noteholders, pro rata, based upon their respective outstanding principal balances until the Notes have been paid in full.  See “Indenture –– Events of Default, Rights Upon Event of Default” in this Prospectus Supplement and “Description of the Notes –– The Indenture –– Events of Default, Rights Upon Event of Default” in the Prospectus for a description of what would constitute an Event of Default.

The principal balance of each class of Notes will be due on the respective Final Scheduled Payment Dates indicated on the front cover of this Prospectus Supplement (the “Class A-1 Final Scheduled Payment Date,” the “Class A-2 Final Scheduled Payment Date,” the “Class A-3 Final Scheduled Payment Date” and the “Class A-4 Final Scheduled Payment Date,” respectively, and each a “Final Scheduled Payment Date”).  The actual date on which the aggregate outstanding principal balance of any class of Notes is paid may be earlier than the respective Final Scheduled Payment Dates set forth above based on a variety of factors, including those described under “Prepayment and Yield Considerations” and “Weighted Average Lives of the Notes” in this Prospectus Supplement and under “Weighted Average Lives of the Securities” in the Prospectus.

We refer you to “Payments to Noteholders — Calculation of Principal Distribution Amount” and “— Priority of Payments” in this Prospectus Supplement.

Indenture

Events of Default; Rights Upon Event of Default.  Upon an Event of Default under the Indenture the Noteholders will have the rights set forth in the Prospectus under “Description of the Notes –– The Indenture –– Events of Default; Rights Upon Event of Default.” The Indenture Trustee may sell the Receivables and liquidate the other assets of the Issuing Entity subject to certain conditions set forth in the Indenture following an Event of Default under the Indenture, including a default in the payment of any unpaid principal of a class of Notes on its Final Scheduled Payment Date or a default for five Business Days or more in the payment of any interest on any Note.  In the case of an Event of Default not involving one of the specified defaults in payment, the Indenture Trustee is prohibited from selling the Receivables unless one of the conditions set forth in the Prospectus under “Description of the Notes –– The Indenture –– Events of Default, Rights Upon Event of Default” has been satisfied.  In the event of a sale of the Receivables by the Indenture Trustee following an Event of Default, the Noteholders will receive notice and an opportunity to submit a bid in respect of such sale.

Notices

Noteholders of record will be notified in writing by the Indenture Trustee of any Event of Default, any Swap Event of Default, any Swap Termination Event, or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Sale and Servicing Agreement) obtaining actual knowledge thereof.  While Notes are held in book-entry form, these notices will be delivered by the Indenture Trustee to the Depository Trust Company (“DTC”).  If Notes are issued in definitive form, these notices will be mailed to the addresses provided to the Indenture Trustee by the holders of record as of the relevant record date.  Such notices will be deemed to have been given as of the date of delivery to DTC or mailing.

Governing Law

The Indenture, Swap Agreement and Notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within such jurisdiction.

Minimum Denominations

The Notes of each class shall be issued in U.S. Dollars in minimum denominations of $[1,000] and integral multiples of $1,000 in excess thereof (except for one Note of each Class which may be issued in a denomination other than an integral multiple of $1,000).  The Notes [(other than notes retained by the Depositor and conveyed to its affiliates)] will be issued in book-entry form and will be registered in the name of Cede & Co., as the nominee of the Depository Trust Company, the clearing agency.  [Any Notes that are retained by the Depositor and conveyed to its affiliates will be issued as definitive notes.].

PAYMENTS TO NOTEHOLDERS

On the second Business Day preceding each Payment Date (each, a “Determination Date”), the Servicer will inform the Owner Trustee and the Indenture Trustee of, among other things, the amount of funds collected on or in respect of the Receivables and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period.  On or prior to each Determination Date, the Servicer shall also determine the Class A-2B Swap Payment and the Class A-2B Swap Receipt, Class A-3B Swap Payment and the Class A-3B Swap Receipt, Class A-4B Swap Payment and the Class A-4B Swap Receipt, the Principal Distribution Amount and, based on the available funds and other amounts available for payment on the related Payment Date as described below, the amounts to be distributed to the Noteholders, amounts payable to the Certificateholder, and the amounts payable to the Swap Counterparty.

The Indenture Trustee will make payments to the Noteholders out of the amounts on deposit in the Collection Account.  The amounts to be distributed to the Noteholders will be determined in the manner described below.

Calculation of Available Collections

The amount of funds available for payment on a Payment Date (without taking into account amounts withdrawn from the Reserve Account, if available) (“Available Collections”) will generally be the sum of the following amounts with respect to the Collection Period preceding such Payment Date or, in the case of the first Payment Date, the period from the Cutoff Date through the last day of the calendar month preceding such Payment Date:

(i)

all collections of interest and principal on or in respect of the Receivables other than Defaulted Receivables;

(ii)

all insurance proceeds and proceeds of the liquidation of Defaulted Receivables, net of expenses incurred by the Servicer in accordance with its customary servicing procedures in connection with such liquidation, including amounts received in subsequent Collection Periods as and when received;

(iii)

the amount (if positive) of any payment to be made by the Swap Counterparty to the Issuing Entity (excluding any Swap Termination Payment received from the Swap Counterparty and deposited into the Swap Termination Payment Account, if any) on such Payment Date, net of any payment (excluding any Swap Termination Payment) to be made by the Issuing Entity to the Swap Counterparty on such Payment Date, in each case calculated pursuant to the Swap Agreement;

(iv)

amounts on deposit in the Swap Termination Payment Account to the extent such amounts are required to be included in Available Collections pursuant to the Indenture;

(v)

Swap Replacement Proceeds to the extent such amounts are required to be included in Available Collections pursuant to the Indenture;

(vi)

all Warranty Purchase Payments with respect to Warranty Receivables repurchased by the Sponsor and Administrative Purchase Payments with respect to Administrative Receivables purchased by the Servicer, in each case in respect of such Collection Period; and

(vii)  the amount paid by the Servicer pursuant to any exercise of the Servicer’s option, if any, to purchase the Receivables;

Available Collections on any Payment Date will exclude late fees, extension fees and other administrative fees and expenses or similar charges collected by the Servicer.

A “Defaulted Receivable” will be a Receivable (other than an Administrative Receivable or a Warranty Receivable) as to which (a) all or any part of a Scheduled Payment is 150 or more days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossession inventory for 90 days, whichever occurs first.  The Principal Balance of any Receivable that becomes a Defaulted Receivable will be deemed to be zero as of the date it becomes a Defaulted Receivable.  The Servicer’s policy is to charge off an auto loan as soon as disposition of the vehicle has been effected and sales proceeds have been received, but may in some circumstances charge-off an auto loan prior to repossession.  When repossession and disposition of the collateral has not been effected, TMCC’s policy is to charge off as soon as TMCC determines that the vehicle cannot be recovered, but not later than when the contract is 150 days contractually delinquent.

Calculation of Principal Distribution Amount

The “Principal Distribution Amount” means, with respect to any Payment Date, an amount equal the excess, if any, of (a) the aggregate outstanding principal balance of the Notes as of the day immediately preceding that Payment Date over (b) Adjusted Pool Balance as of the last day of the related Collection Period less the Overcollateralization Target Amount for that Payment Date; provided, however, that (i) the Principal Distribution Amount on the Class A-1 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the Principal Distribution Amount on the Class A-2 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the Principal Distribution Amount on the Class A-3 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; and (iv) the Principal Distribution Amount on the Class A-4 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero.

The “Adjusted Pool Balance ”means, as of any date, the Pool Balance as of that date less the Yield Supplement Overcollateralization Amount as of that date.

The “Pool Balance” means, as of any date, an amount equal to the aggregate Principal Balance of the Receivables as of that date.

The “Principal Balance” of a Receivable, as of any date, means an amount equal to the Amount Financed (as defined in the related Sale and Servicing Agreement) minus the sum of (i) that portion of all Scheduled Payments actually received on or prior to such date allocable to principal, (ii) any Warranty Purchase Payment or Administrative Purchase Payment with respect to such Receivable allocable to principal (to the extent not included in clauses (i) above) and (iii) any Prepayments or other payments applied to reduce the unpaid Principal Balance of such Receivable (to the extent not included in clauses (i) and (ii) above).

“Overcollateralization Target Amount” means, with respect to any Payment Date, an amount equal to [●]% of the Adjusted Pool Balance as of the last day of the related Collection Period.

Priority of Payments

On each Payment Date, except after an acceleration of the Notes following an Event of Default under the Indenture, the Issuing Entity will make the following payments (after payment of the Supplemental Servicing Fee to the Servicer, to the extent not previously retained by the Servicer) in the following order of priority from Available Collections for the related Collection Period and, if necessary and available, from amounts withdrawn from the Reserve Account:

1.

Servicing Fee –– to the Servicer, the total Servicing Fee payable;

2.

Net Swap Payments –– to the Swap Counterparty, Monthly Swap Payments, if any, less any Swap Receipts to be paid by the Swap Counterparty to the Issuing Entity;

3.

Note Interest and Senior Swap Termination Payments –– pro rata (a) to the Noteholders (pro rata based upon the aggregate amount of interest due to such Noteholders), accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, together with any amounts that were to be paid pursuant to this clause (3) on any prior Payment Date but were not paid because Available Collections were not sufficient to make such payment (with interest accrued on such unpaid amounts at the rate or rates at which interest accrued on the related Notes during the relevant accrual period or periods) and (b) to the Swap Counterparty, any Senior Swap Termination Payment Amounts;

4.

Note Principal –– to the Noteholders for distribution in respect of principal of the Notes as described above under “Description of the Notes — Payments of Principal,” an amount equal to the Principal Distribution Amount for such Payment Date;

5.

Reserve Account Deposit –– to the Reserve Account, to the extent amounts then on deposit in the Reserve Account are less than the Specified Reserve Account Balance described below under “Description of the Notes — Reserve Account,” until the amount on deposit in the Reserve Account equals such Specified Reserve Account Balance;

6.

Subordinated Swap Termination Payments and Other Swap Payments –– to the Swap Counterparty, any Subordinated Swap Termination Payment Amounts plus other amounts required to be paid to the Swap Counterparty as described below under “The Swap Agreement;” and

7.

Excess Amounts –– to the Certificateholders, any remaining Available Collections for such Payment Date.

Payments After Occurrence of Event of Default Resulting in Acceleration

After an Event of Default that results in the acceleration of the Notes and unless and until such acceleration has been rescinded, the Issuing Entity will make the following payments (after payment of the Supplemental Servicing Fee to the Servicer, to the extent not previously retained by the Servicer) in the following order of priority from Available Collections for the related Collection Period and, if necessary and available, from amounts withdrawn from the Reserve Account:

1.

Servicing Fee –– to the Servicer, the total Servicing Fee payable;

2.

Net Swap Payments –– to the Swap Counterparty, Monthly Swap Payments, if any, less any Swap Receipts to be paid by the Swap Counterparty to the Issuing Entity;

3.

Class A Note Interest and Senior Swap Termination Payments  –– pro rata (a) to the Noteholders, accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, together with any amounts that were to be paid pursuant to this clause (3) on any prior Payment Date but were not paid because Available Collections were not sufficient to make such payment (with interest accrued on such unpaid amounts at the rate or rates at which interest accrued on the related Notes during the relevant accrual period or periods) and (b) to the Swap Counterparty, any Senior Swap Termination Payment Amounts;

4.

Allocation of Principal –– to all Noteholders on a pro rata basis, until the outstanding principal balance of each such class of Notes has been reduced to zero;

5.

Subordinated Swap Termination Payments and Other Swap Payments –– to the Swap Counterparty, any Subordinated Swap Termination Payment Amounts plus other amounts required to be paid to the Swap Counterparty as described below under “The Swap Agreement;” and

6.

Excess Amounts –– to the Certificateholders, any remaining Available Collections for such Payment Date.

Reserve Account

The Reserve Account will be a segregated trust account established on the Closing Date and held by the Indenture Trustee for the benefit of the Noteholders (the “Reserve Account”).  Any amounts held on deposit in the Reserve Account will be owned by the Depositor, subject to the right of the Indenture Trustee to withdraw such amounts as described below, and any investment earnings thereon will be taxable to the Depositor for federal income tax purposes.  Except as described below, no funds will be withdrawn from, and no amounts will be deposited into, the Reserve Account.

The Depositor will grant to the Indenture Trustee, for the benefit of the Noteholders, a security interest in any funds in the Reserve Account and the proceeds thereof to secure the payment of interest on the Notes, any Monthly Swap Payment and any Senior Swap Termination Payments owing to the Swap Counterparty under the Interest Rate Swap Agreement, the payment of principal on the Notes on any Payment Date to the extent the aggregate principal balance of the Notes exceeds the Adjusted Pool Balance as of the last day of the related Collection Period and the payment of principal on any class of Notes on the Final Scheduled Payment Date of that class of Notes, and the Indenture Trustee shall have all of the rights of a secured party under the UCC with respect thereto; provided that all income from the investment of funds in the Reserve Account and the right to receive such income are retained by the Depositor and are not transferred, assigned or otherwise conveyed hereunder.

On the Closing Date, the Depositor will cause to be deposited approximately $[●] (which is [●]% of the Adjusted Pool Balance as of the Cutoff Date) into the Reserve Account.  On each Payment Date, after making required payments to the Servicer, the Noteholders and the Swap Counterparty, as described under “Payments to Noteholders — Priority of Payments” in this Prospectus Supplement, the Issuing Entity will make a deposit into the Reserve Account to the extent that funds are available therefor to the extent necessary to maintain the amount on deposit in the Reserve Account at a Specified Reserve.

The “Specified Reserve Account Balance,”, with respect to any Payment Date, will be an amount equal to the lesser of (a) $[  ] (which is [●]% of the Adjusted Pool Balance as of the Cutoff Date) and (b) the outstanding principal balance of the Notes (after giving effect to any principal payments made on the Notes on such preceding Payment Date).

The amount of funds on deposit in the Reserve Account may decrease on each Payment Date by withdrawals of funds (i) to cover shortfalls in the amounts required to be distributed pursuant to clauses one through three  under “— Priority of Payments” above, (ii) prior to an Event of Default that results in the acceleration of the Notes, to cover payment of principal on the Notes on any payment date to the extent the aggregate principal balance of the Notes exceeds the Adjusted Pool Balance as of the last day of the related Collection Period, (iii) after an Event of Default that results in the acceleration of the Notes, to pay principal on the Notes, and (iv) to pay principal on any class of Notes on the Final Scheduled Payment Date of that class of Notes.

If the principal balance of a class of Notes is not paid in full on the related Final Scheduled Payment Date, the Indenture Trustee will withdraw amounts (if available) from the Reserve Account, to pay that class in full.

The Servicer may, from time to time after the date of this Prospectus Supplement, request each of S&P and Moody’s (each a “Rating Agency”) to approve a formula or percentage for determining the Specified Reserve Account Balance that is different from that described above or make certain changes with respect to the manner by which the Reserve Account is funded.  If S&P delivers a letter to the Owner Trustee to the effect that the use of any such new formulation will not result in a reduction or withdrawal of its then-current rating of any class of Notes, and the Owner Trustee has provided Moody’s with 10 days prior written notice of such amendment and Moody’s shall not have notified the Indenture Trustee and/or the Owner Trustee, as the case may be, that such amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes, then the Specified Reserve Account Balance will be determined in accordance with such new formula.  The Sale and Servicing Agreement will be amended accordingly, without the consent of any Noteholder, to reflect such new calculation.

As of the close of business on any Payment Date on which the amount of funds on deposit in the Reserve Account (excluding investment income) is greater than the Specified Reserve Account Balance for such Payment Date, the Servicer will instruct the Indenture Trustee to release and distribute such excess to the Depositor.

Funds on deposit in the Reserve Account may be invested in Eligible Investments.  Investment income on monies on deposit in the Reserve Account will not be available for payment to Noteholders or otherwise subject to any claims or rights of the Noteholders and will be paid to the Depositor.  Any net loss on such investments will be charged to the Reserve Account.

After the payment in full, or the provision for such payment, of (i) all accrued and unpaid interest on the Notes and (ii) the outstanding principal balance of the Notes, any funds remaining on deposit in the Reserve Account, subject to certain limitations, will be paid to the Depositor.

Overcollateralization

Overcollateralization represents the amount by which the Adjusted Pool Balance exceeds the aggregate outstanding principal balance of the Notes. The aggregate Adjusted Pool Balance as of the Cutoff Date is expected to exceed the aggregate principal balance of the Notes by [●]% of the Adjusted Pool Balance as of the Cutoff Date.  The application of funds on each Payment Date according to clause (4) of the first paragraph under “Payments to Noteholders — Priority of Payments” is designed to maintain the level of overcollateralization as of any payment date to a target amount of [●]% of the Adjusted Pool Balance as of the end of the related Collection Period.  The overcollateralization is an additional source of funds to absorb losses on the Receivables that are not otherwise covered by excess collections for the Receivables, if any.

Yield Supplement Overcollateralization Amount

The Yield Supplement Overcollateralization Amount is designed to provide enhancement for the Receivables with low interest rates and is in addition to the overcollateralization referred to above.  “Yield Supplement Overcollateralization Amount” is equal to the sum of the amount, for each receivable, equal to the excess, if any, of (x) the scheduled payments due on the Receivables for each future calendar month discounted to present value at the end of the preceding calendar month at the annual percentage rate of the Receivable over (y) the scheduled payments due on the Receivable, for each future collection period discounted to present value at the end of the preceding collection period at the greater of the annual percentage rate of that Receivable and the Required Rate.  As of the Closing Date, the Yield Supplement Overcollateralization Amount will equal $[  ], which is approximately [●]% of the initial Adjusted Pool Balance.  The Yield Supplement Overcollateralization Amount will decline on each Payment Date.

“Required Rate” means [●]% per annum, or such other rate as shall be approved by the Rating Agencies. If S&P delivers a letter to the Owner Trustee to the effect that the use of any such new formulation will not result in a reduction or withdrawal of its then-current rating of any class of Notes, and the Owner Trustee has provided Moody’s with 10 days prior written notice of such amendment and Moody’s shall not have notified the Indenture Trustee and/or the Owner Trustee, as the case may be, that such amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes, then the Required Rate will be the new rate per annum submitted to the Rating Agencies for approval.  The Sale and Servicing Agreement will be amended accordingly, without the consent of any Noteholder, to reflect such new Required Rate.

[Revolving Liquidity Note Agreement]

[On the Closing Date, the Issuing Entity will enter into a revolving liquidity note agreement (the “Revolving Liquidity Note Agreement”) with [TMCC].  Pursuant to the Revolving Liquidity Note Agreement, the Issuing Entity will have the right to make draw requests for the purpose of funding the amounts payable as interest on or principal of the Class A Notes to the extent Available Collections are insufficient to make such payments and amounts then on deposit in the Reserve Account are insufficient to cover such shortfalls.  Pursuant to the Indenture, the Issuing Entity will assign its rights under the Revolving Liquidity Note Agreement to the Indenture Trustee, on behalf of the holders of the Notes, and the Indenture Trustee will be obligated to make such draws.  Pursuant to the Revolving Liquidity Note Agreement, TMCC, as holder of the Revolving Liquidity Note, will be obligated to fund such draws as and when requested by the Issuing Entity or Indenture Trustee.  The Issuing Entity will issue the Revolving Liquidity Note to [TMCC] to evidence the Issuing Entity’s obligation to repay any draws funded by [TMCC], together with interest accrued on such funded draws at a rate of  [●]% per annum[, and the Indenture, Sale and Servicing Agreement and Revolving Liquidity Note Agreement will provide that such repayments will be made in accordance with the priority of payments described above under “Description of the Notes –– Payments” and “–– Payments After Occurrence of Event of Default or Acceleration.”]]

[Under certain limited circumstances, as set forth in the Revolving Liquidity Note Agreement, the original holder may transfer the Revolving Liquidity Note.  These circumstances require (i) the execution of a written agreement by the purported transferee to be bound by the terms of the Revolving Liquidity Note Agreement, (ii) an opinion of counsel delivered to the Owner Trustee and the Indenture Trustee indicating no adverse effect in any material respect to the interests of any Noteholder, and (iii) the delivery of letters from Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.  (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) to the Indenture Trustee generally to the effect that such transfer would not result in the qualification, reduction or withdrawal of the rating currently assigned to any class of Notes.]

[The aggregate of amounts that may be so drawn and outstanding under the Revolving Liquidity Note is $ [●] ([●]% of the Adjusted Pool Balance as of the Cutoff Date).  The Issuing Entity will be obligated to repay amounts so drawn and interest accrued thereon on subsequent Payment Dates from amounts available for such purposes in accordance with the payment priorities described above under [“Payments to Noteholders –– Payments.”]  The amounts available to be drawn under the Revolving Liquidity Note will be reduced by amounts previously drawn, and increased (up to the initial balance thereof of $[●]) by amounts so repaid.  On any Payment Date, the repayment of amounts drawn under the Revolving Liquidity Note and payment of interest on such drawn amounts will be subordinated to the prior payment of interest and principal on the Class A Notes on such Payment Date and to any deposit into the Reserve Account of any amount required to be deposited in the Reserve Account on such Payment Date.]

[If [TMCC]’s short-term unsecured debt rating falls below “P-1” by Moody’s or “A-1+” by S&P (or in either case, such lower ratings as may be permitted by Moody’s and S&P) or if [TMCC] fails to fund any amount properly drawn under the Revolving Liquidity Note, then the Indenture will require the Indenture Trustee to demand payment of the entire undrawn amount of the Revolving Liquidity Note, which amounts, if funded, will be applied first to fund any shortfalls in payments of interest on and principal of the Class A Notes, with the remainder to be deposited into the Reserve Account until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance.  If such event occurs, thereafter the Reserve Account must be maintained as detailed below.  TMCC’s failure to fund any amount to be drawn under the Revolving Liquidity Note shall constitute an Event of Default.  If this Event of Default results in an acceleration of the Notes according to the terms of the Indenture, it will cause the priority of payments of all Class A Notes to change to pro rata payments of interest followed by pro rata payments of principal to all four classes of Class A Notes.]

[Additional Credit Enhancement]

[CREDIT ENHANCEMENT PROVIDER]

[Financial information, as required by Regulation AB, for a credit enhancement provider, if any, will be provided if (i) the entity is liable or contingently liable to provide payments representing 10% or more of the cashflow supporting any offered class of notes or (ii) the aggregate significance percentage is 10% or more].

[The aggregate significance percentage, as calculated pursuant to §1115(a)(4) of Regulation AB, is [__]%]

TRANSFER AND SERVICING AGREEMENTS

The Transfer and Servicing Agreements

The description of the terms of the Indenture, Sale and Servicing Agreement, the Administration Agreement and the Issuing Entity Agreement (collectively, the “Transfer and Servicing Agreements”) in this Prospectus Supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.  Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement.  Copies of the Transfer and Servicing Agreements will be filed as current reports on Form 8-K with the SEC following the issuance of the Notes.  We refer you to “Where You Can Find More Information About Your Securities—The Depositor” in the accompanying Prospectus for additional information regarding reports required to be filed by the Depositor.

Sale and Assignment of Receivables

Certain information with respect to the conveyance of the Receivables from the Depositor to the Issuing Entity on the Closing Date pursuant to the Sale and Servicing Agreement is set forth under “Description of the Transfer and Servicing Agreements –– Sale and Assignment of Receivables” in the Prospectus.

Accounts

In addition to the accounts referred to under “Description of the Transfer and Servicing Agreements –– Accounts” in the Prospectus, the Depositor will also establish and will maintain with the Indenture Trustee the Reserve Account for the benefit of the Noteholders.  The Reserve Account will not be an asset of the Issuing Entity.

Servicing Compensation

The Servicing Fee with respect to each Collection Period will be one-twelfth of 1.00% (the “Servicing Fee Rate”) of the aggregate Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the aggregate Pool Balance as of the Cutoff Date, and will be paid from Available Collections as described under “Payments to Noteholders” in this Prospectus Supplement.  The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, extension fees and any other administrative fees and expenses or similar charges collected during such Collection Period, plus any investment earnings or interest earned during such Collection Period from the investment of monies on deposit in the Collection Account.  See “— Collections” below and “Description of the Transfer and Servicing Agreements –– Servicing Compensation and Payment of Expenses” in the Prospectus.

Collections

The Servicer generally may retain all payments on or in respect of the Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period without segregation in its own accounts until deposited in the Collection Account on the related Payment Date.  However, if (i) TMCC ceases to be the Servicer, (ii) a Servicer Default or an Event of Default exists and is continuing under the Indenture or (iii) the short-term unsecured debt of TMCC ceases to be rated at least P-2 by Moody’s and A-1 by S&P, and alternative arrangements acceptable to the Rating Agencies are not made, the Servicer will deposit all such payments and proceeds into the Collection Account not later than two Business Days after identification.  Pending deposit into the Collection Account, the Servicer may invest collections at its own risk and for its own benefit.  Such amounts will not be segregated from its own funds.  The Servicer, at its own risk and for its own benefit, may instruct the Owner Trustee to invest amounts held in the Collection Account in Eligible Investments from the time deposited until the related Payment Date.  The Sponsor, at its own risk and for its own benefit, may instruct the Indenture Trustee to invest amounts held in the Reserve Fund, if any, in Eligible Investments from each Payment Date (or the Closing Date) to the next Payment Date.  The Sponsor or the Servicer, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of any Receivables to be purchased from the Issuing Entity into the Collection Account on or before the Business Day immediately preceding the related Payment Date.  Prior to an Event of Default or a Servicer Default, all decisions regarding deposits and withdrawals from the collection account shall be made by the Servicer and will not be independently verified.  See “Description of the Transfer and Servicing Agreements –– Collections” in the Prospectus.

Eligible Investments

“Eligible Investments” means, at any time, any one or more of the following obligations and securities, which either have the highest available rating from each Rating Agency for investments of that type or the investment in which would not result in the downgrade or withdrawal of the current ratings assigned to the related Notes by the Rating Agencies and which are subject to other requirements as specified in the Sale and Servicing Agreement: (a) obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (b) general obligations of or obligations guaranteed by FNMA, or any State of the United States, the District of Columbia or the Commonwealth of Puerto Rico; (c) certificates of deposit issued by any depository institution or trust company (including the Indenture Trustee) incorporated under the laws of the United States or of any State thereof, the District of Columbia or the Commonwealth of Puerto Rico and subject to supervision and examination by banking authorities of one or more of such jurisdictions; (d) certificates of deposit, commercial paper, demand or time deposits of, bankers’ acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Indenture Trustee or any affiliate of the Indenture Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities and the deposits of which are fully insured by the Federal Deposit Insurance Corporation, so long as at the time of such investment or contractual commitment providing for such investment either such depository institution or trust company is an “eligible institution” (as defined in the Sale and Servicing Agreement); (e) certificates of deposit issued by any bank, trust company, savings bank or other savings institution that is an “eligible institution” (as defined in the Sale and Servicing Agreement) and is fully insured by the Federal Deposit Insurance Corporation; (f) repurchase obligations held by the Indenture Trustee that are acceptable to the Indenture Trustee with respect to any security described in clauses (a), (b) or (g) hereof or any other security issued or guaranteed by any other agency or instrumentality of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (d) above (including the Indenture Trustee); (g) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State (including commercial paper of the Sponsor or any affiliate of the Sponsor); (h) money market funds, mutual funds or other pooled investment vehicles including any such fund for which the Indenture Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian; (i) investments in Eligible Investments maintained in “sweep accounts,” short-term asset management accounts and the like utilized for the investment, on an overnight basis, of residual balances in investment accounts maintained at the Indenture Trustee or any other depository institution or trust company (including the Indenture Trustee) incorporated under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities and the deposits of which are fully insured by the Federal Deposit Insurance Corporation and (j) such other investments acceptable to each Rating Agency.

Net Deposits

As an administrative convenience, unless the Servicer is required to remit collections daily as described in
“Transfer and Servicing Agreements— Collections” above, the Servicer will be permitted to make the deposit of collections and amounts deposited in respect of purchases of Receivables by the Depositor or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to such Collection Period.   In addition, so long as TMCC or an affiliate thereof is both the Servicer and the Swap Counterparty and the Servicer is not required to remit collections daily as described in “— Collections” above, the Servicer will be permitted to (i) deduct any amounts owed by the Issuing Entity to the Swap Counterparty under the Swap Agreement from deposits otherwise to be made into the Collection Account by the Servicer and (ii) add any amounts owed by the Swap Counterparty to the Issuing Entity under the Swap Agreement to deposits otherwise to be made into the Collection Account by the Servicer.  The Servicer, however, will account to the Owner Trustee as if all of the foregoing deposits and payments were made individually.  See “Description of the Transfer and Servicing Agreements –– Net Deposits” in the Prospectus.

Optional Purchase of Receivables and Redemption of Notes

The Notes will be redeemed in whole, but not in part, on any Payment Date on which the Servicer exercises its clean-up call option to purchase the Receivables.  The Servicer, or any successor to the Servicer, may purchase the Receivables on any Payment Date on or after the date when the Pool Balance shall have declined to [5]% or less of the Pool Balance as of the Cutoff Date, as described in the Prospectus under “Description of The Transfer and Servicing Agreements –– Termination.”  The “Redemption Price” for the outstanding Notes will be at least equal to the sum of the unpaid principal balance of the outstanding Notes plus accrued and unpaid interest thereon, plus any amount payable by the Issuing Entity to the Swap Counterparty under the Swap Agreement.

[Removal of Pool Assets]

[In addition to the optional purchase right described above, the Servicer will also have an option, but not the obligation, to purchase any Receivables on any date, provided, that the Servicer may not purchase Receivables if the aggregate cumulative Principal Balance of the Receivables purchased by the Servicer under this option (at the time of purchase) exceeds 2% of the Pool Balance as of the Cutoff Date.  The purchase price for any Receivables purchased by the Servicer using this option will be equal to the outstanding Principal Balance of such Receivables plus accrued and unpaid interest thereon through the date of purchase.]

Removal of Servicer

If a Servicer Default occurs, the Indenture Trustee or the holders of a majority of the outstanding principal balance of the Notes (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates), voting as a single class, may terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement, or waive any Servicer Default, without the consent of the Certificateholder.

Each of the following is a “Servicer Default” as specified in the Sale and Servicing Agreement:

a)

any failure by the Servicer (or the Seller, so long as TMCC is the Servicer) to deliver to the Indenture Trustee for deposit in the Collection Account or Reserve Account any required payment or to direct the Indenture Trustee to make any required payment or distribution therefrom, which failure continues unremedied for a period of five Business Days after discovery of the failure by an officer of the Servicer or written notice of such failure is received (i) by the Servicer (or the Seller, so long as TMCC is the Servicer) from the Owner Trustee or the Indenture Trustee or (ii) to the Seller or the Servicer, as the case may be, and to the applicable Owner Trustee and Indenture Trustee by the Holders of Notes evidencing not less than a majority of the Notes, acting as a single Class,

b)

failure by the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement, which failure shall materially and adversely affect the rights of the Certificateholder or Noteholders and shall continue unremedied for a period of 90 days after the date on which written notice of such failure is received (i) by the Servicer (or the Seller, so long as TMCC is the Servicer) from the Owner Trustee or the Indenture Trustee or (ii) to the Seller or the Servicer, as the case may be, and to the Owner Trustee and Indenture Trustee by the holders of Notes evidencing not less than a majority of the Notes, acting together as a single Class; or

c)

the occurrence of certain bankruptcy or insolvency events with respect to the Servicer;

provided, however, that a delay or failure of performance referred to under clauses (a) or (b) above for a period of 60 days will not constitute a Servicer Default if such delay or failure was caused by force majeure or other similar occurrence.

Upon receipt of notice of the occurrence of a Servicer Default, the Indenture Trustee shall give prompt written notice thereof to the Rating Agencies.

For more information regarding the removal of the Servicer, see “Description of the Transfer and Servicing Agreements –– Rights Upon Servicer Default” in the Prospectus.

THE OWNER TRUSTEE AND INDENTURE TRUSTEE

[●] will be the Owner Trustee under the Trust Agreement.  As a matter of Delaware law, the Issuing Entity will be viewed as a separate legal entity, distinct from the Owner Trustee, and the Issuing Entity will be viewed as the issuer of the Certificate.  [●] will be the Indenture Trustee under the Indenture.  The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold the Notes in their own names or as pledgees.  For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer and the Owner Trustee acting jointly (or in some instances, the Owner Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Issuing Entity.  In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement will be conferred or imposed upon the Owner Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Owner Trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Owner Trustee.

The Owner Trustee and the Indenture Trustee may resign at any time.  If the Owner Trustee or Indenture Trustee resigns, the Servicer will be obligated to appoint a successor thereto.  TMCC as Administrator under the Administration Agreement may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as such under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act (including, but not limited to, pursuant to the provisions of the Trust Indenture Act in connection with the occurrence of an Event of Default) or becomes insolvent.  In such circumstances, the Servicer will be obligated to promptly appoint a successor Owner Trustee or Indenture Trustee, as applicable.  Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by such successor.  If no successor Owner Trustee shall have been so appointed or shall not have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

The Trust Agreement will provide that the Servicer will pay the fees and expenses of the Owner Trustee and the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively.  The Trust Agreement and Indenture will further provide that the Owner Trustee and Indenture Trustee will be entitled to indemnification by TMCC for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement or Indenture, as the case may be).

Duties of the Owner Trustee and Indenture Trustee

The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Notes or of any Receivables or related documents.  The Owner Trustee will not be accountable for the use or application by the Sponsor or the Servicer of any funds paid to the Sponsor or the Servicer in respect of the Notes or the Receivables, or the investment of any monies by the Servicer before such monies are deposited into the Collection Account.  The Owner Trustee will not independently verify information concerning the Receivables.  If no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement.  Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement.  The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement unless the Owner Trustee obtains actual knowledge of such failure as will be specified in the Trust Agreement.

In addition, the Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation thereto at the request, order or direction of any of the certificateholders, unless those certificateholders have offered to the Owner Trustee security or indemnity reasonably satisfactory to the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with the exercise of those rights.

The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Notes (other than the execution and authentication thereof) or of any Receivables or related documents, and will not be accountable for the use or application by the Sponsor or the Servicer of any funds paid to the Sponsor or the Servicer in respect of the Notes, or the Receivables, or the investment of any monies by the Servicer before such monies are deposited into the Collection Account.  If no Event of Default has occurred and is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Indenture.  Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture.  The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or Sale and Servicing Agreement or of TMCC to perform its duties under the Administration Agreement, unless the Indenture Trustee obtains actual knowledge of such failure as will be specified in the Indenture.

The Indenture Trustee will be required to mail (within 60 days after each December 31, beginning in 2010) to all Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the Indenture and other information relating to the Receivables.  For additional information regarding such reports, see “Description of the Notes—The Indenture” in the accompanying Prospectus.

The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation thereto at the request, order or direction of any of the Noteholders, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred with respect to such litigation.  No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, unless such holder previously has given to the Indenture Trustee written notice of the occurrence of an Event of Default and (i) the Event of Default arises from the Servicer’s failure to remit payments when due or (ii) the holders of the Notes (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates), evidencing not less than 25% of the voting interests of such class of Notes, have made written request upon the Indenture Trustee to institute such proceeding in its own name as the Indenture Trustee under the Indenture and have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 30 days has neglected or refused to institute any such proceedings.  See “Description of the Notes — Indenture” in this Prospectus Supplement.

Fees and Expenses

The table below sets forth the fees and expenses payable on each payment date, unless otherwise specified in this Prospectus Supplement.

Party	Amount
Servicer(1)

one-twelfth of [●]% multiplied by the outstanding Principal Balance of the Receivables as of the first day of the related collection period plus all late fees, prepayment charges, extension fees and other administrative fees and expenses or similar charges allowed by applicable law with respect to the Receivables received by the Servicer during the related Collection Period

(1)

To be paid before any amounts are distributed to noteholders.

THE SWAP AGREEMENT

The following summary describes certain material terms of the Swap Agreement.  The description of the terms of the Swap Agreement in this Prospectus Supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Swap Agreement.  A copy of the final signed Swap Agreement will be filed on Form 8-K with the SEC following the issuance of the Notes.

Payments Under the Swap Agreement

On the Closing Date, for each class of floating rate Notes issued by the Issuing Entity, if any, the Issuing Entity will enter into a corresponding 1992 International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement (Multi Currency-Cross Border) (such agreement, the “1992 Master Agreement”) with the Swap Counterparty, as modified by a schedule, a credit support annex and, with respect to each class of floating rate Notes, a confirmation, to reflect the transactions described below (the 1992 Master Agreement, as so modified, collectively, the “Swap Agreement”).  The Swap Agreement will incorporate certain relevant standard definitions in the 2006 ISDA Definitions and the Annex to the 2006 ISDA Definitions published by ISDA.  Payments under the Swap Agreement will generally be paid by the Issuing Entity to the Swap Counterparty in an amount equal to the Class A-2B Swap Payment, Class A-3B Swap Payment and Class A-4B Swap Payment due on each Payment Date and be paid by the Swap Counterparty to the Issuing Entity in an amount equal to the Class A-2B Swap Receipt, Class A-3B Swap Receipt and Class A-4B Swap Receipt due on such Payment Date; provided that if the Issuing Entity is unable to make any payment due to be made by it to the Swap Counterparty under the Swap Agreement, the Swap Counterparty will not be obligated to make its corresponding payment to the Issuing Entity under the Swap Agreement.  Payments under the Swap Agreement will be made on a net basis between the Issuing Entity and the Swap Counterparty.  The Calculation Agent as defined in the Swap Agreement shall be Toyota Motor Credit Corporation.

Payments payable by the Issuing Entity to the Swap Counterparty on any Payment Date will be distributed from Available Collections for the related Collection Period in accordance with the priority of payments described under “Payments to Noteholders – Priority of Payments” in this Prospectus Supplement.

Unless the Swap Agreement is terminated early as described below under “— Early Termination of Swap Agreement,” the Swap Agreement related to a class of floating rate Notes will terminate on the earlier of (x) the Final Scheduled Payment Date of that class of Notes and (y) the date on which the principal balance of that class of  Notes has been reduced to zero.

The respective obligations of the Swap Counterparty and the Issuing Entity to pay certain amounts due under the Swap Agreement will be subject to the conditions precedent as described in the Prospectus under “The Swap Agreement—Conditions Precedent.”

Defaults Under Swap Agreement

Events of default under the Swap Agreement (each, a “Swap Event of Default”) are limited to: (i) the failure of the Issuing Entity or the Swap Counterparty to pay any amount when due under the Swap Agreement after giving effect to any applicable grace period; (ii) the occurrence of certain events of insolvency or bankruptcy of the Issuing Entity or the Swap Counterparty and (iii) certain other standard events of default under the 1992 Master Agreement including, among others, “Breach of Agreement” (not applicable to the Issuing Entity), “Misrepresentation” (not applicable to the Issuing Entity) and “Merger without Assumption,” as described in Sections 5(a)(ii), 5(a)(iv) and 5(a)(viii) of the 1992 Master Agreement.

Swap Termination Events

Termination events under the Swap Agreement (each a “Swap Termination Event”) consist of the following:

(i)

the Issuing Entity or Swap Counterparty becomes subject to registration as an “investment company” under the Investment Company Act of 1940;

(ii)

any Event of Default under the Indenture that results in the acceleration of the Notes;

(iii)

failure of the Swap Counterparty (or its credit support provider, if any) to maintain its credit ratings at certain levels required by the Swap Agreement, which failure may not constitute a Swap Termination Event if the Swap Counterparty:

(a)

at its own expense, obtains an unconditional guarantee from a guarantor with the appropriate credit rating, provided that certain criteria are satisfied;

(b)

posts collateral; or

(c)

assigns its rights and obligations under the Swap Agreement to a substitute swap counterparty that satisfies the eligibility criteria set forth in the Swap Agreement.

(iv)

illegality of the transactions contemplated by the Swap Agreement;

(v)

certain tax events that would affect the ability of the Issuing Entity or Swap Counterparty to make payments to the other without withholding taxes, that occur because of a change in tax law or a merger or consolidation of either party.

Early Termination of Swap Agreement

Upon the occurrence and continuance of any Swap Event of Default, the non-defaulting party will have the right to designate by notice to the defaulting party an “Early Termination Date” (as defined in the Swap Agreement).  On the Early Termination Date, the Swap Agreement will terminate.  With respect to Swap Termination Events, an Early Termination Date may be designated by one or both of the parties (as specified in the Swap Agreement with respect to each Swap Termination Event) and will occur only upon notice and, in certain cases, after the party causing the Swap Termination Event has used reasonable efforts to transfer its rights and obligations under such Swap Agreement to a related entity within a limited period after notice has been given of the Swap Termination Event, all as set forth in the Swap Agreement.  The occurrence of an Early Termination Date under the Swap Agreement will constitute a “Swap Termination.”

The Issuing Entity will assign its rights under the Swap Agreement to the Indenture Trustee in connection with the Issuing Entity’s pledge of the assets of the Issuing Entity as collateral for the Notes.  The Indenture provides that upon the occurrence of (i) any Swap Event of Default arising from any action taken, or failure to act, by the Swap Counterparty, or (ii) any Swap Termination Event (except as described in the following sentence) with respect to which the Swap Counterparty is an Affected Party (as defined in the Swap Agreement), the Indenture Trustee may and will, at the direction of holders of Class A-2, Class A-3 and Class A-4 Notes evidencing at least 66 2/3% of the aggregate of the outstanding principal balances of all such classes voting as a single class (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates), by notice to the Swap Counterparty, designate an Early Termination Date with respect to the Swap Agreement.  If a Swap Termination Event occurs (i) as a result of the insolvency or bankruptcy of the Issuing Entity or the Swap Counterparty or (ii) because the Issuing Entity or the Swap Counterparty becomes subject to registration as an “investment company” under the Investment Company Act of 1940, the Indenture Trustee will be required by the terms of the Indenture (as assignee of the rights of the Issuing Entity under the Swap Agreement) to terminate the Swap Agreement.

Upon any Swap Termination Event, the Issuing Entity or the Swap Counterparty may be liable to make a termination payment to the other, in some cases regardless of which of such parties may have caused such termination (any such payment, a “Swap Termination Payment”).  The amount of any Swap Termination Payment will be based on the market value of the Swap Agreement computed on the basis of market quotations of the cost of entering into swap transactions with the same terms and conditions that would have the effect of preserving the respective full payment obligations of the parties, in accordance with the procedures set forth in the Swap Agreement, and the amounts, if any, owed by the Issuing Entity to the Swap Counterparty and by the Swap Counterparty to the Issuing Entity.  Any Swap Termination Payment could, if interest rates have changed significantly, be substantial.

In the event that the Issuing Entity is required to make a Senior Swap Termination Payment to the Swap Counterparty, that Senior Swap Termination Payment will be payable at the same level of priority as payments of interest on the Notes.  However, in the event that the Issuing Entity is required to make a Subordinate Swap Termination Payment to the Swap Counterparty, that Subordinate Swap Termination Payment will be subordinate to the right of the  Noteholders to receive payment of principal and interest on the notes.

“Senior Swap Termination Payment Amount” means, any Swap Termination Payment Amount other than a Subordinate Swap Termination Payment Amount.

“Subordinate Swap Termination Payment Amount” means, any Swap Termination Payment Amount resulting from a termination where the Swap Counterparty is the Defaulting Party or the sole Affected Party (as defined in the Swap Agreement) other than terminations arising from a Tax Event or Illegality (as defined in the Swap Agreement).

“Swap Termination Payment Amount” means, any amount due to the Swap Counterparty from the Issuing Entity in respect of an early termination date of the Interest Rate Swap.

Notwithstanding the foregoing, if the Swap Agreement is terminated as a result of a Termination Event resulting from the Issuing Entity or the Swap Counterparty becoming subject to registration as an “investment company” for purposes of the Investment Company Act of 1940, as amended, other than as a result of the amendment of such statute or the regulations promulgated under the Investment Company Act of 1940 after the Closing Date, neither party will be required to pay a termination payment.

Taxation

Neither the Issuing Entity nor the Swap Counterparty is obligated under the Swap Agreement to make payments free of deduction or withholding if withholding taxes are imposed on payments made under the Swap Agreement except with respect to any eligible guaranty of the Swap Counterparty’s obligations as defined below under the subheading “— The Swap Counterparty” in this prospectus supplement.  If payments by the Swap Counterparty to the Issuing Entity become subject to withholding taxes, holders of Class A-2, Class A-3 and Class A-4 Notes evidencing a majority of the aggregate of the outstanding principal balances of all such classes voting as a single class (excluding for such purposes the outstanding principal balance of any Notes held of record or beneficially owned by TMCC, TAFR LLC or any of their affiliates) may direct the Indenture Trustee to terminate the Swap Agreement, as described above under “— Termination Events.”

Assignment; Swap Counterparty Downgrade

Except as provided below, neither the Issuing Entity nor the Swap Counterparty is permitted to assign, novate or transfer as a whole or in part any of its rights, obligations or interests under the Swap Agreement.  Subject to satisfaction of the Rating Agency Condition, prior notice to the Rating Agencies and certain additional conditions specified in the Swap Agreement, the Swap Counterparty may, at its own expense, and under certain conditions or with the consent of the Administrator on behalf of the Issuing Entity, transfer all or substantially all of its rights and obligations with respect to the Swap Agreement to a replacement counterparty that satisfies the Counterparty Ratings Requirement.  In addition, in the event a Downgrade Event occurs, the Swap Counterparty will be required within specified timeframes to (a) assign the Swap Agreement to another party in a Replacement Transaction, (b) collateralize its payment obligations under the Swap Agreement, or (c) procure an eligible guarantee that is satisfactory to S&P, as evidenced by satisfaction of the Rating Agency Condition from S&P, and is provided by a guarantor meeting the criteria set forth in the Swap Agreement; provided that either (1) the Swap Counterparty has secured a legal opinion that none of the guarantor’s payments under the guarantee will be subject to withholding and such opinion has been disclosed to Moody’s, (2) such guarantee provides that if the guarantor’s payments under the guarantee are subject to withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the amount actually received as payment is equal to the full amount that would have been paid had no such withholding been required or (3) in the event any payment under such guarantee is made net of deduction or withholding, the Swap Counterparty is required to ensure that the net amount received from the guarantor will equal the full amount that would have been paid had no such deduction or withholding been required.  If a Replacement Event occurs, the Swap Counterparty will be required to use commercially reasonable efforts to assign its rights and obligations under the Swap Agreement in a Replacement Transaction or to procure an eligible guarantee, and pending the completion of such action, will be required within a specified timeframe to collateralize its payment obligations under the Swap Agreement.

As used in this Section:

“Counterparty Ratings Requirement” means with respect to any entity, either such entity or the guarantor of such entity has both (i) a Moody’s S-T Rating of at least “P-2” and a Moody’s L-T Rating of at least “A3” and, if such entity or guarantor, respectively, has only a Moody’s L-T Rating, a Moody’s L-T Rating of at least “A3”, and (ii) an S&P S-T Rating of at least “A-1” or an S&P L-T Rating of at least “A+” in the event that no S&P S-T Rating exists.

“Downgrade Event” means a Moody’s First Trigger Event.

“Financial Institution” means any bank, broker-dealer, insurance company, derivative products company or structured investment vehicle or any other entity that under published S&P hedge counterparty criteria constitutes a “Financial Institution.”

“L-T Rating” means with respect to any entity, the long-term unsecured and unsubordinated debt obligation or counterparty rating of such entity.

“Moody’s First Trigger Event” means (A) if the Swap Counterparty has only an L-T Rating by Moody’s, the Swap Counterparty’s Moody’s L-T Rating is less than “A1” or (B) if the Swap Counterparty has both L-T and S-T Ratings by Moody’s, the Swap Counterparty’s Moody’s L-T Rating is less than “A2” or the Swap Counterparty’s Moody’s S-T Rating is less than “P-1.”

“Moody’s Second Trigger Event” means (A) if the Swap Counterparty has only an L-T Rating by Moody’s, the Swap Counterparty’s Moody’s L-T Rating is less than “A3” or (B) if the Swap Counterparty has both L-T and S-T Ratings by Moody’s, the Swap Counterparty’s Moody’s L-T Rating is less than “A3” or the Swap Counterparty’s Moody’s S-T Rating is less than “P-2.”

“Rating Agency Condition” means, with respect to any action, that Moody’s and/or S&P (as applicable) shall have been given prior notice thereof and shall have notified the Issuing Entity in writing that such action will not result in a qualification, reduction or withdrawal of its then-current ratings of the Notes.

“Replacement Event” means a Moody’s Second Trigger Event or an S&P Collateralization Event.

“Replacement Transaction” means a transaction with a replacement Swap Counterparty meeting the Counterparty Ratings Requirement who shall assume, at no cost to the Issuing Entity, all of the Swap Counterparty’s rights and obligations under the Swap Agreement.

“S&P Collateralization Event” means that the Swap Counterparty’s S&P S-T Rating is lower than “A-1” or its S&P L-T Rating is lower than “A+” in the event that it has no S&P S-T Rating.

“S-T Rating” means with respect to any entity, the short-term unsecured and unsubordinated debt obligation or counterparty rating of such entity.

Should a Downgrade Event or a Replacement Event occur, the criteria for an acceptable Replacement Transaction with a possible substitute counterparty focus entirely on that entity’s ratings.  They do not focus on other possible considerations that might be relevant to the amounts that the Issuing Entity might be able to collect from such a substitute counterparty if it itself, or collateral posted by it, became the subject of insolvency or similar proceedings.  The criteria for a substitute counterparty also do not expressly address possible withholding tax issues that may exist vis-a-vis that entity, although any such substitute counterparty would be asked to make representations that, at the time, would allow the Issuing Entity to conclude that withholding taxes would not be imposed under applicable law on scheduled swap payments to be made to the Issuing Entity by such a substitute counterparty.

Any cost of any such transfer or replacement will be borne by the Swap Counterparty or the new Swap Counterparty and not by the Issuing Entity; provided, however that the Swap Counterparty shall not be required to make any payment to the new Swap Counterparty to obtain an assignment or replacement swap.

In addition, the Swap Counterparty's obligations under the Swap Agreement may be assigned if the Swap Counterparty fails to provide the Issuing Entity with certain information required under the securities laws.

Modification and Amendment of Swap Agreement

The Indenture contains provisions permitting the Indenture Trustee (as assignee of the rights of the Issuing Entity under the Swap Agreement) to direct the Issuing Entity to enter into any amendment of the Swap Agreement (i) to cure any ambiguity or mistake, (ii) to correct any defective provisions or to correct or supplement any provision contained in the Swap Agreement which may be inconsistent with any other provision in the Swap Agreement or with the Indenture or (iii) to add any other provisions with respect to matters or questions arising under the Swap Agreement; provided, in the case of clause (iii) that such amendment will not adversely affect in any material respect the interest of any Noteholder.  Any such amendment shall be deemed not to adversely affect in any material respect the interests of any Noteholder if S&P delivers a letter to the Indenture Trustee to the effect that the proposed amendment will not result in a reduction or withdrawal of its then-current rating of any class of Notes, and if the Indenture Trustee has provided Moody’s with [●] days prior written notice of the proposed amendment and Moody’s shall not have notified the Indenture or Owner Trustee that the amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes.

The Swap Counterparty

A description of the initial Swap Counterparty is provided under “The Sponsor, Administrator and Servicer” in this Prospectus Supplement and under “The Sponsor, Administrator and Servicer” in the Prospectus.  Information regarding the initial Swap Counterparty is publicly available as described under “Where You Can Find More Information About Your Securities” in the Prospectus.  Where indicated by the context, as used in this Prospectus Supplement, the term “Swap Counterparty” includes any party that replaces TMCC as Swap Counterparty as described above under “— Assignment; Swap Counterparty Downgrade.”

As of the date of this Prospectus Supplement, Toyota Motor Credit Corporation’s long term debt ratings are Aa1 (negative outlook) by Moody’s Investors Service, Inc. and AA (negative outlook) by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its short term debt ratings are P-1 by Moody’s Investors Service, Inc. and A-1+ by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.  A downgrade, suspension or withdrawal of any rating of the debt of Toyota Motor Credit Corporation by a rating agency may result in the downgrade, suspension or withdrawal of the rating assigned by such rating agency to any class (or all classes) of Notes.  A downgrade, suspension or withdrawal of the rating assigned by a rating agency to a class of Notes would likely have adverse consequences on the liquidity or market value of those Notes.

As of the date hereof, the initial Swap Counterparty TMCC is also the Sponsor, the Servicer and the Administrator is affiliated with the Depositor and the Issuing Entity.

Swap Agreement Significance Percentage

Based on a reasonable good faith estimate of maximum probable exposure calculated in accordance with TMCC’s general risk management procedures, the significance percentage of the Swap Agreement is less than 10%.

AFFILIATIONS AND RELATED TRANSACTIONS

The Issuing Entity and the Depositor are affiliates of TMCC (which is the Sponsor, the Servicer, the Administrator and the Swap Counterparty, if any).  There is not currently, and there was not during the past two years, any material business relationship, agreement, arrangement, transaction or understanding that is or was entered into outside the ordinary course of business or is or was on terms other than would be obtained in an arm’s length transaction with an unrelated third party, between any of the Depositor, the Issuing Entity and the Sponsor.  [Insert any additional affiliations.]

LEGAL PROCEEDINGS

To the knowledge of the Sponsor and the Depositor, there are no legal proceedings pending, or governmental proceedings contemplated, against the Sponsor, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer or the Issuing Entity that would be material to holders of any Notes.

ERISA CONSIDERATIONS

Subject to the following discussion, the Notes may be acquired by pension, profit-sharing or other employee benefit plans that are subject to Title I of ERISA, individual retirement accounts, Keogh Plans and other plans covered by Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and entities deemed to hold the plan assets of the foregoing (each, a “Plan”).  Section 406 of ERISA and Section 4975 of the Code prohibit a Plan from engaging in certain transactions with persons that are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to such Plan.  A violation of these “prohibited transaction” rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons or the fiduciaries of the Plan. Title I of ERISA also requires that fiduciaries of a Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents.

Certain transactions involving the Issuing Entity might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchased the Notes if assets of the Issuing Entity were deemed to be assets of a Plan.  Under a regulation issued by the United States Department of Labor (the “Regulation”) and Section 3(42) of ERISA, the assets of the Issuing Entity would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an “equity interest” in the Issuing Entity and none of the exceptions to plan asset treatment contained in the Regulation, as effectively amended by Section (3)(42) of ERISA, were applicable.  An equity interest is defined under the Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Issuing Entity believes that those Notes acquired by parties unrelated to the Issuing Entity should be treated as indebtedness without substantial equity features for purposes of the Regulation.  This determination is based in part upon (i) tax counsel’s opinion that Notes held by parties unrelated to the Issuing Entity will be classified as debt for federal income tax purposes and (ii) the traditional debt features of such Notes, including the reasonable expectation of purchasers of the Notes that they will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features.  Based upon the foregoing and other considerations, and subject to the considerations described below, such Notes may be acquired by a Plan.  Notes that the Issuing Entity has not determined to be classified as debt for federal income tax purposes should not be acquired by a Plan.

However, without regard to whether the Notes are treated as an equity interest for purposes of the Regulation, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Issuing Entity or any of its affiliates is or becomes a party in interest or a disqualified person with respect to such Plan.  In such case, certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of the Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such note. Included among these exemptions are: Prohibited Transaction Class Exemption (“PTCE”) 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions affected by “in-house asset managers”; and PTCE 84-14, regarding transactions effected by “qualified professional asset managers.”  In addition to the class exemptions listed above, there is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code for prohibited transactions between a Plan and a person or entity that is a party in interest to such Plan solely by reason of providing services to a Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the plan involved in such transaction), provided that there is adequate consideration for the transaction. Even if the conditions described in one or more of these exemptions are met, the scope of relief provided by these exemptions might or might not cover all acts which might be construed as prohibited transactions.  There can be no assurance that any of these, or any other exemption, will be available with respect to any particular transaction involving the Notes and prospective purchasers that are Plans should consult with their advisors regarding the applicability of any such exemption.

The underwriters, the Owner Trustee, the Indenture Trustee, the Depositor, the Servicer or their affiliates may be the sponsor of, or investment advisor with respect to, one or more Plans. Because these parties may receive certain benefits in connection with the sale or holding of Notes, the purchase of Notes using plan assets over which any of these parties or their affiliates has investment authority might be deemed to be a violation of a provision of Title I of ERISA or Section 4975 of the Code.  Accordingly, Notes may not be purchased using the assets of any Plan if the underwriter, the Owner Trustee, the Indenture Trustee, the Depositor, the Servicer or their affiliates has investment authority for those assets, or is an employer maintaining or contributing to the Plan, unless an applicable prohibited transaction exemption is available to cover such purchase.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) and foreign plans are not subject to ERISA requirements; however, governmental or foreign plans may be subject to comparable non-U.S., federal, state or local law restrictions.

By acquiring a Note, each purchaser will be deemed to represent, warrant and covenant that either (i) it is not acquiring such note with the assets of a Plan or any other plan subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code, or (ii) the acquisition, holding and disposition of such Notes will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a nonexempt violation under any other substantially similar law.

The sale of Notes to a Plan is in no respect a representation that this investment meets all relevant legal requirements with respect to investments by Plan generally or by a particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and Section 4975 of the Code or any other substantially similar applicable law, the effect of the assets of the Issuing Entity being deemed “plan assets” and the applicability of any applicable exemption prior to making an investment in the Notes.  Each Plan fiduciary should determine whether under the fiduciary standards of investment prudence and diversification, an investment in the Notes is appropriate for the Plan, also taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

In the opinion of McKee Nelson LLP, special tax counsel to the Issuing Entity (“Tax Counsel”), under current law, assuming the execution of, and compliance with, the indenture and the Issuing Entity agreement and subject to the discussion set forth below, the Issuing Entity will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income and California income and franchise tax purposes.  Further, with respect to the Notes, Tax Counsel will advise the Issuing Entity that the Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-4A and Class A-4B Notes held by parties unaffiliated with the Issuing Entity will be classified as debt for federal income tax purposes.  Beneficial owners of Notes will be deemed to agree, by their purchase of the Notes, to treat the Notes as debt for federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

The Depositor, Sponsor, and the Servicer will agree to treat the Issuing Entity (i) as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Issuing Entity, the partners of the partnership being the owners of the Certificates, and the Notes being debt of the partnership, or (ii) if a single party owns all of the Certificates (and any Notes characterized as equity interests in the Issuing Entity), as disregarded as an entity separate from the Depositor for purpose of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the Issuing Entity and the Notes treated as assets and indebtedness of the beneficial owners of the Certificates.  However, the proper characterization of the arrangement involving the Issuing Entity, the Notes, the Depositor, the Sponsor, and the Servicer is not clear because there is no legal authority on transactions closely comparable to the transaction described in this Prospectus Supplement.

We do not anticipate issuing Notes with any original issue discount, other than original issue discount of a de minimis amount or, if applicable, as a result of any class of Notes having a fixed maturity of not more than one year from the date of issue. We refer you to “Certain Federal Income Tax Consequences— Tax Consequences to Owners of the Notes—OID, Etc.” and “—Interest Income on the Notes” in the accompanying Prospectus. The prepayment assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is [  ]% ABS. We refer you to “Prepayment and Yield Considerations” in this Prospectus Supplement. No representation is made that the Receivables will prepay in accordance with this assumption or in accordance with any other assumption.

In addition, Tax Counsel has prepared or reviewed the statements under the heading “Summary of Terms — Tax Status” as they relate to federal income tax matters and under the heading “Certain Federal Income Tax Consequences” in this Prospectus Supplement and in the Prospectus and is of the opinion that such statements are correct in all material respects.  Such statements are intended as an explanatory discussion of the possible effects of the classification of the Issuing Entity as a partnership for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor’s specific tax circumstances that would be provided by an investor’s own tax adviser.  Accordingly, each investor is advised to consult its own tax advisor with regard to the tax consequences to it of investing in Notes.

For additional information regarding the federal and state tax treatment of the Issuing Entity, and the federal and state tax consequences of the purchase, ownership and disposition of the Notes, prospective investors should refer to the discussion in the accompanying Prospectus under the headings “Certain Federal Income Tax Consequences” and “Certain State Tax Consequences.”

UNDERWRITING

Subject to the terms and conditions set forth in the Underwriting Agreement [(including, but not limited to, the funding of any applicable TALF loans to purchasers of the Class A-2, Class A-3 and Class A-4 Notes)], the Depositor has agreed to sell to each of the Note Underwriters named below (collectively, the “Underwriters”), and each of the Underwriters has severally agreed to purchase the initial principal balance of Class A-2, Class A-3 and Class A-4 Notes set forth opposite its name below:

	Principal Amount of Class A-2A Notes	Principal Amount of Class A-2B Notes	Principal Amount of Class A-3A Notes	Principal Amount of Class A-3B Notes	Principal Amount of Class A-4A Notes	Principal Amount of Class A-4B Notes
[●]	$	$	$	$	$	$
[●]	$	$	$	$	$	$
Total	$	$	$	$	$	$

The Depositor has been advised by the Underwriters that they propose initially to offer the Class A-2, Class A-3 and Class A-4 Notes offered by this Prospectus Supplement to the public at the prices set forth in this Prospectus Supplement.  After the initial public offering of such Class A-2, Class A-3 and Class A-4 Notes, the public offering price may change.

Some or all of one or more classes of Notes may be initially retained by the Depositor or conveyed to an affiliate or sold by the Underwriters to the Depositor or the Servicer or its affiliates.  Such Notes may be sold, subject to the requirements set for in the Sale and Servicing Agreement, from time to time to purchasers directly by the Depositor, the Servicer or their affiliate holding such Notes or through underwriters, broker-dealers or agents who may receive compensation in the form of discounts, concessions or commissions from the Depositor, the Servicer or their affiliate holding such Notes or from the purchasers of such Notes.  If such Notes are sold through underwriters, broker-dealers or agents, the Depositor will be responsible for underwriting discounts or commissions or agent’s commissions.  Such Notes may be sold in one or more transactions at fixed prices, prevailing market prices at the time of sale, varying prices determined at the time of sale or negotiated prices.

[[●], one of the underwriters, is an affiliate of [●], the Indenture Trustee.]

The underwriting discounts and commissions, the selling concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal balance of the related class of Notes and as an aggregate dollar amount, shall be as follows:

	Underwriting Discount and Commissions	Net Proceeds to the Sponsor(1)	Selling Concessions Not to Exceed	Reallowance Not to Exceed
Class A-2 Notes	%	%	%	%
Class A-2B Notes	%	%	%	%
Class A-3A Notes	%	%	%	%
Class A-3B Notes	%	%	%	%
Class A-4A Notes	%	%	%	%
Class A-4B Notes	%	%	%	%
Total for the offered Notes	$	$

____________________

(1)

Before deducting expenses payable by the Sponsor, estimated to be $[●].

Until the distribution of the Notes is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Notes.  As an exception to these rules, the Underwriters are permitted to engage in certain transactions to stabilize the price of the Notes.  Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Notes.

If the Underwriters create a short position in the Notes in connection with this offering, (i.e., they sell more Notes than are set forth on the cover page of this Prospectus Supplement), the Underwriters may reduce that short position by purchasing Notes in the open market.

The Underwriters may also impose a penalty bid on certain Underwriters and selling group members.  This means that if the Underwriters purchase Notes in the open market to reduce the Underwriters’ short position or to stabilize the price of the Notes, they may reclaim the amount of the selling concession from any Underwriter or selling group member who sold those Notes as part of the offering.

In general, purchases of a security for the purposes of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.  The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

Neither the Sponsor nor the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that any of the transactions described above may have on the price of the Notes.  In addition, neither the Sponsor nor any of the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

The Notes are new issues of securities and there currently is no secondary market for the Notes.  The Underwriters for the Notes expect to make a market in such Notes but will not be obligated to do so.  There is no assurance that a secondary market for the Notes will develop.  If a secondary market for the Notes does develop, it might end at any time or it might not be sufficiently liquid to enable you to resell any of your Notes.

The Indenture Trustee may, from time to time, invest the funds in the Collection Account and the Reserve Account, at the direction of the Servicer and the Sponsor, in investments acquired from or issued by the Underwriters.

In the ordinary course of business, the Underwriters and their affiliates have engaged and may engage in investment banking and commercial banking transactions with the Servicer and its affiliates.

The Sponsor and the Depositor have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments which the Underwriters may be required to make in respect thereof.

It is expected that the delivery of the Notes will be made against payment therefor on or about the Closing Date, which is expected to be the fifth Business Day following the date hereof.  Under Rule 15c-6 under the Exchange Act, trades in the secondary market generally are required to settle within three Business Days, unless the parties thereto expressly agree otherwise.  Accordingly, purchasers who wish to trade the Notes on the date hereof and for a period of [five] Business Days hereafter will be required, by virtue of the fact that the Notes initially will settle [five] Business Days after the date hereof, to specify an alternate settlement cycle at the time of any such trade to avoid a failed settlement.

EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter has represented and agreed with us that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Notes to the public in that Relevant Member State at any time:

(a)

to legal entities which are authorized or regulated to operate in financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)

in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For purposes of this provision, the expression an “offer of the Notes to the public” in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The countries comprising the “European Economic Area” are Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and United Kingdom.

UNITED KINGDOM

Each Underwriter has represented and agreed that:

(a)

to the extent that it is carrying on business in the United Kingdom, it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell the Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or will not otherwise be acting in breach of Section 19 of the Financial Services and Markets Act 2000 (the “FSMA”) or cause the Issuing Entity to be in breach of Section 19 of the FSMA;

(b)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) and (to the extent that it is a person authorized in the United Kingdom pursuant to Part IV of the FSMA) Section 238(1) of the FSMA does not apply to the Issuing Entity; and

(c)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

LEGAL OPINIONS

In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and certain federal income tax and other matters will be passed upon for the Issuing Entity by McKee Nelson LLP.  Certain legal matters relating to the Notes will be passed upon for the Underwriters by [______________].

[EXPERTS]

[If the Issuing Entity will invest in demand notes issued by TMCC insert the following:

The consolidated financial statements incorporated in this Prospectus Supplement by reference to the annual report on Form 10-K[_] of TMCC for the fiscal year ended [______________] have been so incorporated in reliance on the report of [_______________], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.]

INDEX OF TERMS

1992 Master Agreement

S-66

ABS

S-48

ABS Table

S-48

adjusted pool balance

S-16

Adjusted Pool Balance

S-56

Administration Agreement

S-35

Administrator

S-35

Available Collections

S-55

Business Day

S-52

Certificate

S-34

Class A-1 Final Scheduled Payment Date

S-54

Class A-1 Notes

S-34

Class A-2 Final Scheduled Payment Date

S-54

class A-2 notes

S-10

Class A-2 Notes

S-34

Class A-2A Notes

S-34

Class A-2B Interest Amount

S-53

Class A-2B Notes

S-34

Class A-2B Swap Payment Amount

S-53

Class A-3 Final Scheduled Payment Date

S-54

class A-3 notes

S-10

Class A-3 Notes

S-34

Class A-3A Notes

S-34

Class A-3B Interest Amount

S-53

Class A-3B Notes

S-34

Class A-3B Swap Payment Amount

S-53

Class A-4 Final Scheduled Payment Date

S-54

class A-4 notes

S-10, S-11

Class A-4 Notes

S-34

Class A-4B Interest Amount

S-53

Class A-4B Swap Payment Amount

S-53

Clearstream

0-1

Closing Date

S-38

Code

S-71

Counterparty Ratings Requirement

S-69

Cutoff Date

S-37

Dealer Recourse

S-35

Defaulted Receivable

S-56

Depositor

S-34

Determination Date

S-55

Downgrade Event

S-69

DTC

S-54, 0-1

Early Termination Date

S-67

eligible institution

S-62

Eligible Investments

S-62

Euroclear

0-1

European Economic Area

S-76

Event of Default

S-54

Financed Vehicles

S-37

Financial Institution

S-69

FSMA

S-77

Global Notes

0-1

Interest Period

S-53

Interest Rate

S-52

investment company

S-67

ISDA

S-66

Issuing Entity

S-34

L-T Rating

S-69

Monthly Swap Payment Amount

S-53

Moody’s

S-20

Moody’s First Trigger Event

S-70

Moody’s Second Trigger Event

S-70

Non-U.S. Person

0-4

Notes

S-34

Obligor

S-35

offered notes

S-10

Offered Notes

S-34

Overcollateralization Target Amount

S-57

Owner Trustee

S-34

Payment Date

S-52

Plan

S-71

Pool Balance

S-56

Pool Factor

S-52

Principal Balance

S-56

principal distribution amount

S-15

Principal Distribution Amount

S-56

Prospectus Directive

S-76

PTCE

S-72

Rating Agency

S-59

Rating Agency Condition

S-70

receivables

S-12

Receivables

S-34

Receivables Pool

S-37

Receivables Purchase Agreement

S-35

Redemption Price

S-63

Regulation

S-72

Relevant Implementation Date

S-76

Relevant Member State

S-76

Replacement Event

S-70

Replacement Transaction

S-70

Required Rate

S-59

Reserve Account

S-58

Revolving Liquidity Note Agreement

S-60

S&P

S-20

S&P Collateralization Event

S-70

Sale and Servicing Agreement

S-35

Scheduled Payments

S-38

SEC

S-2, S-52

Securities

S-34

Senior Swap Termination Payment Amount

S-68

Servicer

S-35

Servicer Default

S-63

Servicing Fee Rate

S-61

specified reserve account balance

S-18

Specified Reserve Account Balance

S-58

Sponsor

S-35

S-T Rating

S-70

Subordinate Swap Termination Payment Amount

S-68

Swap Agreement

S-66

Swap Event of Default

S-67

Swap Termination

S-68

Swap Termination Event

S-67

Swap Termination Payment

S-68

Swap Termination Payment Amount

S-68

TAFR LLC

S-34

TALF

S-20

Tax Counsel

S-73

TMCC

S-35

Transfer and Servicing Agreements

S-61

Trust Agreement

S-34

U.S. Person

0-4

Underwriters

S-74

Yield Supplement Overcollateralization Amount

S-59

ANNEX A

GLOBAL CLEARANCE, SETTLEMENT AND
TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the globally offered Notes (the “Global Notes”) will be available only in book-entry form. Investors in the Global Notes may hold such Global Notes through The Depository Trust Company (“DTC”) or, upon request, Clearstream Banking, société anonyme (“Clearstream”) or Euroclear Bank S.A./N.V, as operator for the Euroclear System (“Euroclear ”) (or their successors or assigns).  The Global Notes will be tradable as home market instruments in both the European and U.S. domestic markets.  Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Notes through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

Secondary market trading between investors holding Global Notes through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior asset-backed notes issues.

Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

Non-U.S. Persons (as defined below under “– Certain U.S. Federal Income Tax Documentation Requirements”) holding Global Notes will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the Notes clearing organizations or their participants.

Initial Settlement

All Global Notes will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Notes will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold the positions in accounts as DTC Participants.

Investors electing to hold their Global Notes through DTC will follow the settlement practice. Investor Notes custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Notes through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Notes will be credited to Notes custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and depositor’s accounts are located to ensure that settlement can be made on the desired value date.

Trading Between DTC Participants.  Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed notes issues in same-day funds.

Trading Between Clearstream and/or Euroclear System Participants.  Secondary market trading between Clearstream Participants or Euroclear System Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading Between DTC Depositor and Clearstream or Euroclear System Participants.  When Global Notes are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear System Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear System Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Notes against payment. Payment will include interest accrued on the Global Notes from and including the last coupon payment date to and excluding the settlement date, on the basis of a 360-day year of twelve 30-day months or a 360-day year and the actual number of days in the accrual period, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Global Notes. After settlement has been completed, the Global Notes will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant’s or Euroclear System Participant’s account. The Notes credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Notes will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear System cash debt will be valued instead as of the actual settlement date.

Clearstream Participants and Euroclear System Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Notes are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear System Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Participants or Euroclear System Participants purchasing Global Notes would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Notes were credited to their accounts. However, interest on the Global Notes would accrue from the value date. Therefore, in many cases the investment income on the Global Notes earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant’s or Euroclear System Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Notes to the respective European Depositary for the benefit of Clearstream Participants or Euroclear System Participants. The sale proceeds will be available to the DTC depositor on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading Between Clearstream or Euroclear System Depositor and DTC Purchaser.  Due to time zone differences in their favor, Clearstream Participants and Euroclear System Participants may employ their customary procedures for transactions in which Global Notes are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The Depositor will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear System Participant at least one business day prior to settlement. In these cases, Clearstream or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Notes to the DTC Participant’s account against payment. Payment will include interest accrued on the Global Notes from and including the last coupon payment to and excluding the settlement date on the basis of a 360-day year of twelve 30-day months or a 360-day year and the actual number of days in the accrual period, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear System Participant the following day, and receipt of the cash proceeds in the Clearstream Participant’s or Euroclear System Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear System Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant’s or Euroclear System Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase Global Notes from DTC Participants for delivery to Clearstream Participants or Euroclear System Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a)

borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear System accounts) in accordance with the clearing system’s customary procedures;

(b)

borrowing the Global Notes in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Notes sufficient time to be reflected in their Clearstream or Euroclear System account in order to settle the sale side of the trade; or

(c)

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear System Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Notes holding Notes through Clearstream Banking Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers’ Notes in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

Exemption for Non-U.S. Persons (Form W-8BEN).  Beneficial owners of Global Notes that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding).

Exemption for Non-U.S. Persons with Effectively Connected Income (Form W-8ECI).  A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim For Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Exemption or Reduced Rate for Non-U.S. Persons Resident in Treaty Countries (Form W-8BEN).  Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (claiming treaty benefits). Form W-8BEN may be filed by the beneficial owners or their agents.

Exemption for U.S. Persons (Form W-9).  U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

The Certificate Owner of a Global Security or his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).

A Form W-8BEN on which the beneficial owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect, provided the withholding agent reports on to the IRS at least one payment annually to such beneficial owner. A Form W-8ECI (and a Form W-8BEN on which a U.S. taxpayer identification number is not provided) generally remains in effect for a period beginning on the date the form is signed and ending on the last day of the third succeeding calendar year, absent a change in circumstances causing any information on the form to be incorrect. If the information shown on a Form W-8BEN or Form W-8ECI changes, a new form must be filed within 30 days of the change.

As used in the foregoing discussion, the term “U.S. Person” means (i) a citizen or resident of the United States who is a natural person, (ii) a corporation or partnership (or an entity treated as a corporation or partnership) organized in or under the laws of the United States or any state thereof, including the District of Columbia (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise), (iii) an estate, the income of which is subject to United States Federal income taxation, regardless of its source or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the Issuing Entity and one or more United States persons (as such term is defined in the Code and Treasury Regulations) have the authority to control all substantial decisions of the Issuing Entity. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence prior to August 20, 1996 that are eligible to elect and have made a valid election to be treated as United States persons (despite not satisfying the requirements in clause (iv) above) shall also be U.S. Persons. The term “Non-U.S. Person” means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Notes. Investors are advised to consult their tax advisors for specific tax advice concerning their holding and disposing of Global Notes.

ANNEX B

STATIC POOL INFORMATION

Original Summary Characteristics by Vintage Origination Year:

Number of Receivables in Pool
Total Original Principal Balance
Average Initial Receivable Balance
Weighted Average APR
Weighted Average Original Term
Weighted Average FICO
Minimum FICO
Maximum FICO
Share of Original Assets:
Percentage of Used Vehicles
Percentage of Non-Toyota/Non-Lexus
Percentage of 72+ Month Term

Geographic Distribution of Receivables representing more than 5% of the original principal balance:
[________]
[________]
[________]
[________]

Distribution of Receivables by Contract Rate:
<2.0%
2.0%-3.99%
4.0%-5.99%
6.0%-7.99%
8.0%-9.99%
10.0%-11.99%
12.0%-13.99%
14.0%-15.99%
16.0% +
Total

Delinquencies (As a % of Ending Pool Balance)
Vintage Year	Month	Ending Pool Balance	Net Credit Losses	Cumulative Net Losses (As a % of Original Pool Balance)	Prepayments-in-Full (Excludes Scheduled Principal Payments )	30-59 Days	60-89 Days	90-119 Days	120+ Days	30+ Days

[ANNEX C]

[CERTIFICATION AS TO TALF ELIGIBILITY]

[If the offered notes will be eligible collateral under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility, insert Certification as to TALF Eligibility]

$[●]

Toyota Auto Receivables

200[●]-[●] Owner Trust

$[●] Asset Backed Notes, Class A-2

$[●] Asset Backed Notes, Class A-3

$[●] Asset Backed Notes, Class A-4

Toyota Auto Finance

Receivables LLC,

Depositor

Toyota Motor Credit

Corporation,

Sponsor, Administrator and Servicer

__________________

PROSPECTUS SUPPLEMENT

__________________

Underwriters

[●]

You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the notes in any jurisdiction where it is not permitted.

Dealer prospectus delivery obligation.  Until [●][●], 200[●], which is ninety days following the date of this prospectus supplement, all dealers that effect transactions in these notes, whether or not participating in the offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS

Toyota Auto Receivables Trusts
Asset Backed Notes
Asset Backed Certificates
Toyota Auto Finance Receivables LLC,
Depositor

Toyota Motor Credit Corporation,
Sponsor, Administrator and Servicer

You should review carefully the factors set forth under “Risk Factors” beginning on page 13 of this prospectus and in the related prospectus supplement.

This prospectus does not contain complete information about the offering of the securities.  You are urged to read both this prospectus and the related prospectus supplement that will provide additional information about the securities being offered to you.  No one may use this prospectus to offer and sell the securities unless it is accompanied by the related prospectus supplement. Whenever information in the prospectus supplement is more specific than or differs from information in this prospectus, you should rely on information in the prospectus supplement.

Neither the SEC nor any state securities commission has approved or disapproved the securities or determined that this prospectus or the prospectus supplement is accurate or complete.  Any representation to the contrary is a criminal offense.

Notes of a given series issued by an issuing entity will be obligations of that issuing entity only.  Certificates of a given series issued by an issuing entity will represent beneficial interests in that issuing entity only.  The securities will not be obligations of, interests in, and are not guaranteed or insured by, Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC, Toyota Financial Services Corporation, Toyota Financial Services Americas Corporation, Toyota Motor Corporation, Toyota Motor Sales, U.S.A., Inc.  or any of their affiliates.  Neither the securities nor the receivables owned by the issuing entity are insured or guaranteed by any governmental agency.

The Issuing Entities –

•

A new issuing entity will be formed to issue each series of securities.

•

The assets of each issuing entity:

–

will be described in a related prospectus supplement;

–

will be primarily a pool of retail installment sales contracts secured by new or used automobiles and light duty trucks;

–

may include credit enhancement described in a related prospectus supplement; and

–

will include related assets such as:

–

security interests in the financed vehicles;

–

proceeds from claims on related insurance policies; and

–

amounts deposited in specified bank accounts.

The Securities –

•

will be asset backed securities sold periodically in one or more series;

•

will be paid only from the assets of the related issuing entity, including any related credit enhancement and any funds in accounts pledged to the issuing entity;

•

will be issued in one or more classes; and

•

will consist of:

–

notes (which will be treated as indebtedness of the related issuing entity) and/or

–

certificates (which will represent an undivided ownership interest in the related issuing entity).

The amounts and prices of each offering of securities will be determined at the time of sale and will be described in a prospectus supplement that will be attached to this prospectus.

The date of this Prospectus is May 12, 2009.

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

Information about the securities is provided in two separate documents that progressively provide more detail:

•

this prospectus, which provides general information, some of which may not apply to a particular series of securities including your series; and

•

the accompanying prospectus supplement, which will describe the specific terms of your series of securities including:

—

the timing of interest and principal payments;

—

the priority of interest and principal payments for each class of offered securities;

—

financial and other information about the receivables and related assets owned by the issuing entity;

—

information about the credit enhancement for each class of offered securities;

—

the rating of each class of offered securities; and

—

the method for selling the securities.

You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including any information incorporated by reference.  No one has been authorized to provide you with different information.  The securities are not being offered in any state where their offer is not permitted.

Cross references in this prospectus and in the prospectus supplement have been provided to captions in these materials where you can find further related discussions of a particular topic.  The Table of Contents beginning on page 3 of this prospectus provides the pages on which these captions are located.

You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption “Index of Defined Terms” beginning on page 96 in this prospectus.

Whenever we use words like “intends,” “anticipates” or “expects” or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future.  Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate.  Any forward-looking statements in this prospectus speak only as of the date of this prospectus.  We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement, except to the extent required by law.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (which we refer to in this prospectus as the SEC) allows us to “incorporate by reference” information filed with it by Toyota Auto Finance Receivables LLC on behalf of an issuing entity or by Toyota Motor Credit Corporation  (“TMCC”), which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this prospectus.  Information that we file later with the SEC will automatically update the information in this prospectus.  In all cases, you should rely on the later information over different information included in this prospectus or the related prospectus supplement.  We incorporate by reference any future annual, monthly or current SEC reports and proxy materials filed by or on behalf of an issuing entity until we terminate our offering of the securities by that issuing entity.

TABLE OF CONTENTS
Prospectus

Page

SUMMARY OF TERMS

5

RISK FACTORS

13

THE SPONSOR, ADMINISTRATOR AND SERVICER

28

Underwriting of Motor Vehicle Retail Installment Sales Contracts

28

Servicing of Motor Vehicle Retail Installment Sales Contracts

30

THE DEPOSITOR

31

THE ISSUING ENTITY

31

THE ISSUING ENTITY PROPERTY

32

THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

33

WHERE YOU CAN FIND MORE INFORMATION ABOUT YOUR SECURITIES

33

THE RECEIVABLES POOLS

35

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

37

WEIGHTED AVERAGE LIVES OF THE SECURITIES

37

POOL FACTORS AND TRADING INFORMATION

38

USE OF PROCEEDS

39

DESCRIPTION OF THE NOTES

39

General

39

Principal and Interest on the Notes

40

The Indenture

40

The Indenture Trustee

45

DESCRIPTION OF THE CERTIFICATES

45

General

45

Payments of Principal and Interest

45

CERTAIN INFORMATION REGARDING THE SECURITIES

46

Fixed Rate Securities

46

Floating Rate Securities

46

Indexed Securities

53

Derivative and Other Cash Flow Enhancement Arrangements

54

Revolving Period

54

Premium Proceeds

54

Book Entry Registration

54

Definitive Securities

59

List of Securityholders

60

Reports to Securityholders

60

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

61

Sale and Assignment of Receivables

62

Accounts

63

Servicing Procedures

64

Insurance on Financed Vehicles

66

Collections

67

Advances

68

Servicing Compensation and Payment of Expenses

69

Payments

70

Credit and Cash Flow Enhancement

70

Net Deposits

73

Statements to Trustees and Issuing Entity

73

Evidence as to Compliance

73

Certain Matters Regarding the Servicer; Servicer Liability

74

Servicer Default

75

Rights Upon Servicer Default

75

Waiver of Past Defaults

76

Amendment

76

Non-Petition

77

Payment of Notes

77

Depositor Liability

77

Termination

77

Administration Agreement

78

TMCC DEMAND NOTES

80

General

80

Removal of Demand Notes Indenture Trustee; Successor Demand Notes Indenture Trustee

81

Successor Corporation

81

Supplemental Demand Notes Indentures

81

Events of Default Under the Demand Notes Indenture

82

Absence of Covenants

83

Defeasance and Discharge of Demand Notes Indenture

83

Regarding the Demand Notes Indenture Trustee

83

Governing Law

83

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

83

General

83

Security Interests

84

Repossession

86

Notice of Sale; Reinstatement and Redemption Rights

86

Deficiency Judgments and Excess Proceeds

86

Certain Bankruptcy Considerations

87

Consumer Protection Laws

88

Forfeiture for Drug, RICO and Money Laundering Violations

89

Other Limitations

89

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

90

Tax Characterization of the Issuing Entity

90

Tax Consequences to Owners of the Notes

91

CERTAIN STATE TAX CONSEQUENCES

94

ERISA CONSIDERATIONS

94

PLAN OF DISTRIBUTION

94

LEGAL OPINIONS

95

INDEX OF DEFINED TERMS

96

SUMMARY OF TERMS

The following summary highlights selected information from this document and provides a general overview of relevant terms of the securities.  To understand all of the terms of the offering, you should read carefully this entire document and the accompanying prospectus supplement.

Issuing Entity

The trust to be formed for each series of securities.  The issuing entity will be formed by a trust agreement between the depositor and the owner trustee of the issuing entity.

Depositor

Toyota Auto Finance Receivables LLC, a wholly owned, limited purpose subsidiary of Toyota Motor Credit Corporation.  The principal executive offices of Toyota Auto Finance Receivables LLC are located at 19851 South Western Avenue EF 12, Torrance, CA 90509, telephone number is (310) 468-7333.

Sponsor, Administrator and

  Servicer

Toyota Motor Credit Corporation.  The principal executive offices of Toyota Motor Credit Corporation are located at 19001 South Western Avenue, Torrance, California 90509, its telephone number is (310) 468-1310 and its facsimile number is (310) 468-6194.

Owner Trustee

An owner trustee for each issuing entity that issues a series of securities will be named in the prospectus supplement for that series.

Indenture Trustee

If the issuing entity issues notes, a trustee for the indenture will be named in the prospectus supplement for that series.

Securities

Notes—A series of securities will include one or more classes of notes.  Notes of a series will be issued pursuant to an indenture.

Certificates—Each series of securities will include one or more classes of certificates, which will not be offered, whether or not a class of notes is issued as part of the series.  Holders of notes in the related series may have the right to receive their payments before holders of certificates are paid.  In addition, classes of notes may have the right to receive their payments before holders of other classes of notes are paid, and classes of certificates may have the right to receive their payments before holders of other classes of certificates are paid.  This is referred to as “sequential payment”.  In addition, payments on certain classes of notes or certificates may be subordinated to payments to senior classes of notes or certificates.  This is referred to as “subordination”.  The prospectus supplement will describe the payment priorities and any subordination provisions that apply to a class of notes or certificates.

Terms—The terms of each class of notes and certificates in a series will be described in the prospectus supplement including:

•

stated principal amount (notes) and stated certificate balance (certificates), if any;

•

interest rate or formula for determining the interest rate (which may be fixed, variable, adjustable or some combination of these rates); and

•

the ability of holders of a class to direct the indenture trustee or owner trustee to take specific remedies.

A class of notes may differ from other classes of notes and a class of certificates may differ from other classes of certificates in certain respects including:

•

timing and priority of payments;

•

seniority;

•

allocations of losses;

•

interest rate or formula;

•

amount of principal or interest payments;

•

whether interest or principal will be payable to holders of the class if certain events occur; and

•

the right to receive collections from designated portions of the receivables owned by the issuing entity.

Form—If you acquire a beneficial ownership interest in the securities you will generally hold them through The Depository Trust Company in the United States or Clearstream Banking, société anonyme or the Euroclear Bank S.A./N.V, as operator for the Euroclear System.  This is referred to as “book entry” form.  As long as the securities are held in book entry form, you will not receive a definitive certificate representing the securities.

For more detailed information, you should refer to “Certain Information Regarding the Securities—Book-Entry Registration” in this prospectus.

Denomination—Securities will be issued in the denominations specified in the related prospectus supplement.

The Issuing Entity Property

The assets of each issuing entity:

•

will be described in the prospectus supplement;

•

will primarily be a pool of retail installment sales contracts (the “receivables”) secured by new or used automobiles and light duty trucks (“financed vehicles”) and amounts due or collected under the contracts on or after a specified cutoff date;

•

may include credit or cash flow enhancement as described in the related prospectus supplement; and

•

will include related assets such as:

—

security interests in the financed vehicles,

—

proceeds from claims on related insurance policies, and

—

amounts deposited in specified bank accounts.

Purchasers of new and used cars and light duty trucks often finance their purchases by entering into retail installment sales contracts with Toyota, Lexus and Scion dealers who then resell the contracts to Toyota Motor Credit Corporation.  The purchasers of the financed vehicles are referred to as the “obligors” under the receivables.  The terms of the contracts must meet requirements specified by Toyota Motor Credit Corporation.

On or before the date the securities of a series are issued, Toyota Motor Credit Corporation will sell a specified amount of receivables to Toyota Auto Finance Receivables LLC, the depositor.  The depositor will, in turn, sell the receivables to the issuing entity.  The sale by the depositor to the issuing entity will be documented under a sale and servicing agreement among the depositor, the servicer and the issuing entity.

The receivables to be sold by Toyota Motor Credit Corporation to the depositor and, in turn, sold to the issuing entity will be selected based on criteria specified in the sale and servicing agreement.  These criteria will be described in the related prospectus supplement.

If so specified in the related prospectus supplement, the issuing entity may use principal collections received on its receivables to purchase additional receivables from the depositor rather than to make payments to holders of the issued securities during a specified revolving period.

The issuing entity will use collections on the receivables to pay interest and principal to holders of each class of securities.  The prospectus supplement will describe whether:

•

collections received each month will be passed through or paid to holders of securities on a monthly basis; or

•

whether payments will instead be made on a quarterly, semi-annual, annual or other basis.

If payments are made other than monthly, or if the servicer may not temporarily commingle collections with its own funds, the issuing entity will need to invest the collections until the relevant payment date.  These investments will be highly rated and must satisfy criteria specified in the related sale and servicing agreement.  In some cases the investments will be demand notes issued by Toyota Motor Credit Corporation.  These demand notes will be unsecured general obligations of Toyota Motor Credit Corporation and will rank equally with all other outstanding unsecured and unsubordinated debt of Toyota Motor Credit Corporation.

If so specified in the related prospectus supplement, the issuing entity issuing securities of any series may invest in demand notes of Toyota Motor Credit Corporation even if payments to holders of such securities are to be paid monthly.

If so specified in the related prospectus supplement, the issuing entity issuing securities of any series may issue to Toyota Motor Credit Corporation, or any creditworthy third party, a revolving liquidity note as a form of liquidity enhancement.

You should refer to the related prospectus supplement for more information about the terms and conditions of any TMCC Demand Notes or any Revolving Liquidity Note.  In addition, you should refer to “TMCC Demand Notes” and “Description of the Transfer and Servicing Agreements – Credit and Cash Flow Enhancement – Revolving Liquidity Note” in this prospectus.

Pre-funding

If specified in a prospectus supplement, on the applicable closing date, the depositor will make a deposit into a pre-funding account from proceeds received from the sale of the related securities, in an amount that will be specified in the related prospectus supplement, but not to exceed 50% of the proceeds of the offering.  Amounts on deposit in the pre-funding account will be used to purchase additional receivables, which will be required to have the same eligibility criteria and general characteristics as the initial pool of receivables during the period to be specified in the related prospectus supplement, which may not exceed one year from the date of issuance of the related securities.  Any amounts remaining on deposit in the pre-funding account following the end of the specified pre-funding period will be transferred to the related collection account and included as part of available amounts on the next succeeding payment date or applied to specific classes of securities as described in the prospectus supplement.

Revolving Period

If specified in a prospectus supplement, during the period beginning on the related closing date and ending on the payment date to be specified in the related prospectus supplement, which may not exceed three years from the date of issuance of the related securities, all amounts that represent principal collections on the receivables that otherwise would become principal distributable amounts on the next related payment date will instead be used to purchase additional receivables, which will be required to have the same eligibility criteria and general characteristics as the initial pool of receivables or such other characteristics as described in the related prospectus supplement.

Credit and Cash Flow Enhancement

The issuing entities may include certain features designed to provide protection to one or more classes of securities.  These features are referred to as “credit enhancement”.  Credit enhancement may include any one or more of the following:

•

sequential payment or other payment prioritization of certain classes;

•

subordination of one or more other classes of securities;

•

one or more reserve funds;

•

overcollateralization (i.e., the amount by which the principal amount of the receivables exceeds the principal amount of all the issuing entity’s outstanding securities);

•

letters of credit, cash collateral accounts or other credit facilities;

•

surety bonds;

•

guaranteed investment contracts;

•

repurchase obligations;

•

cash deposits; or

•

excess interest collections (i.e., the excess of interest collections on the receivables over servicing fees, interest on the issuing entity’s securities and any amounts required to be deposited in a reserve fund, if any).

In addition, the issuing entity may include certain features designed to ensure the timely payment of amounts owed to securityholders.  These features may include any one or more of the following:

•

yield maintenance agreements;

•

currency or interest rate swap or cap transactions;

•

liquidity facilities;

•

ability to issue revolving liquidity notes to creditworthy third parties or Toyota Motor Credit Corporation; or

•

cash deposits.

The specific terms of any credit or cash flow enhancement applicable to an issuing entity or to the securities issued by an issuing entity will be described in detail in the related prospectus supplement, including any limitations or exclusions from coverage.

Servicing

Toyota Motor Credit Corporation will be appointed to act as servicer for the receivables.  In that capacity, the servicer will handle all collections, administer defaults and delinquencies and otherwise service the contracts.  The issuing entity will pay the servicer a monthly fee equal to a percentage of the total principal balance of the receivables at the beginning of the preceding month specified in the related prospectus supplement.  The servicer will also receive additional servicing compensation in the form of investment earnings, late fees and other administrative fees and expenses or similar charges received by the servicer during such month.

Advances

The servicer may also be obligated to advance to the issuing entity interest on the receivables that is due but unpaid by the obligor.  In addition, the servicer may be obligated to advance to the issuing entity due but unpaid principal of any receivables that are classified as actuarial receivables rather than as simple interest receivables.  The servicer will not be required to make any advance if it determines that it will not be able to recover an advance from an obligor.  The issuing entity will reimburse the servicer from late collections on the receivables for which the servicer has made advances, or from collections generally if the servicer determines that an advance will not be recoverable with respect to such receivable.

For more detailed information on advances and reimbursement of advances, see “Description of the Transfer and Servicing Agreements—Advances” in this prospectus.

Optional Redemption

The servicer may purchase all of the receivables when the outstanding aggregate principal balance of the receivables is equal to or less than the percentage specified in the related Prospectus Supplement of the original total principal balance of the receivables as of the cutoff date, which would cause the issuing entity to redeem outstanding securities prior to their final scheduled payment dates.

For more detailed information, you should refer to “Description of the Transfer and Servicing Agreements—Termination” in this prospectus.

Changes in Payment Priorities

Each prospectus supplement will provide a description of the conditions under which changes in the priority of payments to securityholders would be made on any given payment date.

Removal of Pool Assets

Each prospectus supplement will provide a description of the circumstances under which receivables may or are required to be removed from the related issuing entity.

Tax Status

Special tax counsel to the issuing entity will be required to deliver an opinion that:

•

the notes held by parties unaffiliated with the issuing entity will be characterized as debt for federal income tax purposes; and

•

the issuing entity will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

By purchasing a note you will be agreeing to treat the note as indebtedness for tax purposes.

For additional information concerning the application of Federal and state tax laws, you should refer to “Certain Federal Income Tax Consequences” and “Certain State Tax Consequences” in this prospectus.

ERISA Considerations

Notes will generally be eligible for purchase by employee benefit plans.  Certificates will initially be held by the depositor; however, such certificates may be eligible for purchase by an employee benefit plan or individual retirement account, depending upon the circumstances of the particular certificates.

For more detailed information regarding the ERISA eligibility of any class of securities, you should refer to “ERISA Considerations” in this prospectus and the related prospectus supplement.

RISK FACTORS

You should consider the following risk factors in deciding whether to purchase securities of any class.  In addition, you should refer to the section captioned “Risk Factors” in the accompanying Prospectus Supplement for a description of further material risks to your investment in the securities.

You must rely for repayment only upon payments from the issuing entity’s assets which may not be sufficient to make full payments on your securities.

The securities represent interests solely in the issuing entity or indebtedness of the issuing entity and will not be insured or guaranteed by the depositor, sponsor, administrator, servicer or any of their respective affiliates, any governmental entity, the related trustee or any other person or entity other than the issuing entity.  The only sources of payment on your securities are payments received on the receivables and, if and to the extent available, any credit or cash flow enhancement for the issuing entity, including amounts on deposit in the reserve fund, if any, established for that issuing entity.  If the available credit enhancement is exhausted, your securities will be paid solely from current distributions on the receivables.  In limited circumstances, the issuing entity will also have access to the funds in a yield maintenance account or have the benefit of overcollateralization to provide limited protection against low-interest receivables.

We refer you to “Description of the Transfer and Servicing Agreements—Credit and Cash Flow Enhancement—Yield Maintenance Account; Yield Maintenance Agreement” in this prospectus.
The notes are not suitable investments for all investors.

Structured securities are sophisticated instruments, can involve a high degree of risk and are intended for sale only to investors capable of understanding the risks entailed in such instruments.  Potential investors are strongly encouraged to consult with their financial advisors before making any investment decision.

The issuing entity’s security interests in financed vehicles may be unenforceable or defeated.

The certificates of title for vehicles financed by Toyota Motor Credit Corporation name Toyota Motor Credit Corporation as the secured party.  The certificates of title for financed vehicles under contracts assigned to the issuing entity will not be amended to identify the issuing entity as the new secured party because it would be administratively burdensome to do so.  However, financing statements showing the transfer to the issuing entity of Toyota Motor Credit Corporation’s and the depositor’s interest in the receivables and the transfer to the indenture trustee of the issuing entity’s interest in the receivables will be filed with the appropriate governmental authorities.  Toyota Motor Credit Corporation, as servicer, will retain the documentation for the receivables and the certificates of title.

Because of these arrangements, another person could acquire an interest in the receivables and the financed vehicles that is judged by a court of law to be superior to the issuing entity’s or the indenture trustee’s interest.  Examples of these persons are other creditors of the obligors, a subsequent purchaser of a financed vehicle or another lender who finances the vehicle.  Some of the ways this could happen are described in this prospectus under the caption “Certain Legal Aspects of the Receivables”.  In some circumstances, either the depositor or the servicer will be required to purchase receivables if a security interest superior to the claims of others has not been properly established and maintained.  The details of this obligation are described in this prospectus under the caption “Certain Legal Aspects of the Receivables”.

The bankruptcy of your issuing entity could result in losses or delays in payments on your securities.

If your issuing entity becomes subject to bankruptcy proceedings, you could experience losses or delays in the payments on your securities as a result of, among other things, an “automatic stay,” which prevents secured creditors from exercising remedies against a debtor in bankruptcy without permission from the applicable court and provisions of the U.S. Bankruptcy Code that permit substitution of collateral in limited circumstances.

The bankruptcy of Toyota Motor Credit Corporation or the depositor could result in losses or delays in payments on the securities.

If Toyota Motor Credit Corporation or the depositor becomes subject to bankruptcy proceedings, you could experience losses or delays in the payments on your securities.  Toyota Motor Credit Corporation will sell the receivables to the depositor , and the depositor will in turn transfer the receivables to the issuing entity.  However, if Toyota Motor Credit Corporation or the depositor becomes subject to a bankruptcy proceeding, the court in the bankruptcy proceeding could conclude that Toyota Motor Credit Corporation or the depositor effectively still owns the receivables by concluding that the sale to the depositor by Toyota Motor Credit Corporation or the transfer to the issuing entity by the depositor was not a “true sale” or that the depositor should be consolidated with Toyota Motor Credit Corporation for bankruptcy purposes or that the issuing entity should be consolidated with the depositor for bankruptcy purposes.  If a court were to reach this conclusion, you could experience losses or delays in payments on the securities as a result of, among other things:

•

the “automatic stay” which prevents secured creditors from exercising remedies against a debtor in bankruptcy without permission from the court and provisions of the U.S. Bankruptcy Code that permit substitution of collateral in certain circumstances;

•

certain tax or government liens on Toyota Motor Credit Corporation’s or the depositor’s property (that arose prior to the transfer of a receivable to the issuing entity) having a prior claim on collections before the collections are used to make payments on your  securities; and

•

the issuing entity not having a perfected security interest in (a) one or more of the vehicles securing the receivables or (b) any cash collections held by Toyota Motor Credit Corporation or The depositor at the time Toyota Motor Credit Corporation or the depositor becomes the subject of a bankruptcy proceeding.

The depositor will take steps in structuring each transaction described in this prospectus to minimize the risk that a court would consolidate the depositor with Toyota Motor Credit Corporation or consolidate the issuing entity with the depositor for bankruptcy purposes or conclude that the sale of receivables to the depositor was not a “true sale.” See “Certain Legal Aspects of the Receivables—Certain Bankruptcy Considerations” in this prospectus.

Failure to pay principal on your notes will not constitute an event of default until maturity.

The amount of principal required to be paid to the noteholders will generally be limited to amounts available in the collection account (and the reserve fund or other forms of credit or cash flow enhancement, if any).  Therefore, the failure to pay principal of your notes generally will not result in the occurrence of an event of default until the final scheduled payment date for your notes.  We refer you to “Description of the Notes—The Indenture—Events of Default; Rights Upon Event of Default” in this prospectus.

Receivables that fail to comply with consumer protection laws may be unenforceable, resulting in reductions or delays in receipt of collections.

Numerous federal and state consumer protection laws regulate consumer contracts such as the receivables.  If any of the receivables do not comply with one or more of these laws, the servicer may be prevented from or delayed in collecting the receivables.  If that happens, payments on the notes could be delayed or reduced.  The depositor, originator and servicer will make representations and warranties relating to the receivables’ compliance with law and the issuing entity’s ability to enforce the contracts.  If the depositor breaches any of these representations or warranties, the issuing entity’s sole remedy will be to require the depositor to repurchase the affected receivables.  See “Certain Legal Aspects of the Receivables—Consumer Protection Laws” in this prospectus.

Funds held by the servicer that are intended to be used to make payments on the securities may be exposed to a risk of loss.

Subject to any conditions specified in the related prospectus supplement, the servicer generally may retain all payments and proceeds collected on the receivables during each collection period.  The servicer is generally not required to segregate those funds from its own accounts until the funds are deposited in the collection account on each payment date.  Until any collections or proceeds are deposited into the collection account, the servicer will be able to invest those amounts for its own benefit at its own risk.  The issuing entity and securityholders are not entitled to any amount earned on the funds held by the servicer.  If the servicer does not deposit the funds in the collection account as required on any payment date, the issuing entity may be unable to make the payments owed on your securities.

A servicer default may result in additional costs, increased servicing fees by a substitute servicer or a diminution in servicing performance, including higher delinquencies and defaults, either of which may have an adverse effect on your notes.

If a servicer default occurs, the indenture trustee or the noteholders in a given series of notes may remove the servicer without the consent of the owner trustee or the certificateholders.  In the event of the removal of the servicer and the appointment of a successor servicer, we cannot predict:

• the cost of the transfer of servicing to the successor;
• the ability of the successor to perform the obligations and duties of the servicer under the servicing agreement; or
• the servicing fees charged by the successor.
In addition, the noteholders have the ability, with some exceptions, to waive defaults by the servicer.

Furthermore, the indenture trustee or the noteholders may experience difficulties in appointing a successor servicer and during any transition phase it is possible that normal servicing activities could be disrupted, resulting in increased delinquencies and/or defaults on the receivables.

Paying the servicer a fee based on a percentage of the receivables may result in the inability to obtain a successor servicer.

Because the servicer is paid its base servicing fee based on a percentage of the aggregate outstanding amount of the receivables, the fee the servicer receives each month will be reduced as the size of the pool decreases over time.  At some point, if the need arises to obtain a successor servicer, the fee that such successor servicer would earn might not be sufficient to induce a potential successor servicer to agree to service the remaining receivables in the pool.  In this event a higher servicing fee may need to be negotiated (with majority noteholder approval), resulting in less available funds that may be distributed to noteholders and certificateholders on a related payment date.  Also if there is a delay in obtaining a successor servicer, it is possible that normal servicing activities could be disrupted during this period, resulting in increased delinquencies and/or defaults on the receivables.

The insolvency or bankruptcy of the servicer could delay the appointment of a successor servicer or reduce payments on your notes.

In the event of default by the servicer resulting solely from certain events of insolvency or the bankruptcy of the servicer, a court, conservator, receiver or liquidator may have the power to prevent either the indenture trustee or the noteholders from appointing a successor servicer or prevent the servicer from appointing a sub-servicer, as the case may be, and delays in the collection of payments on the receivables may occur.  Any delay in the collection of payments on the receivables may delay or reduce payments to noteholders.

Losses and delinquencies on the receivables may differ from Toyota Motor Credit Corporation’s historical loss and delinquency levels.

We cannot guarantee that the delinquency and loss levels of the receivables in an issuing entity will correspond to the historical levels Toyota Motor Credit Corporation experienced on its loan portfolio.  There is a risk that delinquencies and losses could increase or decline for various reasons including changes in underwriting standards or changes in local, regional or national economies.

If the issuing entity enters into a currency or an interest rate swap, payments on the securities will be dependent on payments made under the swap agreement.

If the issuing entity enters into a currency swap, interest rate swap or a combined currency and interest rate swap, its ability to protect itself from shortfalls in cash flow caused by currency or interest rate changes will depend to a large extent on the terms of the swap agreement and whether the swap counterparty performs its obligations under the swap.  If the issuing entity does not receive the payments it expects from the swap counterparty, the issuing entity may not have adequate funds to make all payments to securityholders when due, if ever.

If the issuing entity issues securities with adjustable interest rates, interest will be due on the securities at adjustable rates, while interest will be earned on the receivables at fixed rates.  In this circumstance, the issuing entity may enter into an interest rate swap to reduce its exposure to changes in interest rates.  An interest rate swap requires one party to make payments to the other party in an amount calculated by applying an interest rate (for example a floating rate) to a specified notional amount in exchange for the other party making a payment calculated by applying a different interest rate (for example a fixed rate) to the same notional amount.  For example, if the issuing entity issues $100 million of securities bearing interest at a floating LIBOR rate, it might enter into a swap agreement under which the issuing entity would pay interest to the swap counterparty in an amount equal to an agreed upon fixed rate on $100 million in exchange for receiving interest on $100 million at the floating LIBOR rate.  The $100 million would be the “notional” amount because it is used simply to make the calculation.  In an interest rate swap, no principal payments are exchanged.

If the issuing entity issues securities denominated in a currency other than U.S. dollars, the issuing entity will need to make payments on the securities in a currency other than U.S. dollars, as described in the related prospectus supplement.  Payments collected on the receivables, however, will be made in U.S. dollars.  In this circumstance, the issuing entity may enter into a currency swap to reduce its exposure to changes in currency exchange rates.  A currency swap requires one party to provide a specified amount of a currency to the other party at specified times in exchange for the other party providing a different currency at a predetermined exchange ratio.  For example, if the issuing entity issues securities denominated in Swiss Francs, it might enter into a swap agreement with a swap counterparty under which the issuing entity would use the collections on the receivables to pay U.S. dollars to the swap counterparty in exchange for receiving Swiss Francs at a predetermined exchange rate to make the payments owed on the securities.

In some cases, an issuing entity may enter into a currency or interest rate swap with Toyota Motor Credit Corporation as the swap counterparty.  The terms of any swap will be described in more detail in the related prospectus supplement.

Paid-ahead simple interest contracts may affect the weighted average lives of the securities.

If an obligor on a simple interest contract makes a payment on the contract ahead of schedule (for example, because the obligor intends to go on vacation), the weighted average life of the securities could be affected. This is because the additional scheduled payments will be treated as a principal prepayment and applied to reduce the principal balance of the related contract and the obligor will generally not be required to make any scheduled payments during the period for which it was paid ahead. During this paid ahead period, interest will continue to accrue on the principal balance of the contract, as reduced by the application of the additional scheduled payments, but the obligor’s contract would not be considered delinquent during this period. While the servicer may be required to make interest advances during this period, no principal advances will be made. Furthermore, when the obligor resumes his required payments, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the obligor. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the contract.

The payment by the issuing entity of the paid ahead principal amount on the securities will generally shorten the weighted average lives of the securities. However, depending on the length of time during which a paid ahead simple interest contract is not amortizing as described above, the weighted average lives of the securities may be extended. In addition, to the extent the servicer makes advances on a paid ahead simple interest contract which subsequently goes into default, the loss on this contract may be larger than would have been the case had advances not been made because liquidation proceeds for the contract will be applied first to reimburse the servicer its advances.

Toyota Motor Credit Corporation’s portfolio of retail installment sale contracts has historically included simple interest contracts which have been paid ahead by one or more scheduled monthly payments. There can be no assurance as to the number of contracts in the issuing entity which may become paid ahead simple interest contracts as described above or the number or the principal amount of the scheduled payments which may be paid ahead.

The ratings for the notes may be lowered or withdrawn at any time and do not consider the suitability of the securities for you.

The ratings assigned to the notes will be based on, among other things, the adequacy of the assets of the issuing entity and any credit enhancement for a series of securities.  A security rating is not a recommendation to buy, sell or hold the notes.  The rating considers only the likelihood that the issuing entity will pay interest on time and will ultimately pay principal in full or make full distributions of securities balances.  Ratings on the notes do not address the timing of distributions of principal on the notes prior to their applicable final scheduled payment date.  The ratings do not consider the prices of the notes or their suitability to a particular investor.  The ratings may be lowered or withdrawn at any time.  If a rating agency changes its rating or withdraws its rating, no one has an obligation to provide additional credit enhancement or to restore the original rating.

The rating of a swap counterparty or the issuer of demand notes may affect the ratings of the notes.

If an issuing entity enters into a swap or invests in Toyota Motor Credit Corporation demand notes, the rating agencies that rate the issuing entity’s securities will consider the provisions of the swap agreement or the demand notes and the rating of the swap counterparty and Toyota Motor Credit Corporation, as issuer of the demand notes in rating the notes.  Toyota Motor Credit Corporation may also be the swap counterparty.  A downgrade, suspension or withdrawal of any rating of the debt of Toyota Motor Credit Corporation by a rating agency may result in the downgrade, suspension or withdrawal of the rating assigned by that rating agency to any class (or all classes) of notes.  A downgrade, suspension or withdrawal of the rating assigned by a rating agency to a class of notes would likely have adverse consequences on their liquidity or market value.

To provide some protection against the adverse consequences of a downgrade, the swap counterparty will be required to take one of the following actions if the rating agencies reduce its debt ratings below certain levels:

• collateralize its obligations under the swap agreement;
• assign the swap agreement to another party with a better debt rating;
• obtain a replacement swap agreement on substantially the same terms as the swap agreement; or
• establish any other arrangement satisfactory to the rating agencies.

If Toyota Motor Credit Corporation is the swap counterparty, it may be able to cure the effects of a downgrade by taking the actions described above.  However, if Toyota Motor Credit Corporation is both the demand note issuer and the swap counterparty, these actions may not be sufficient to prevent a downgrade of its ratings.

Any currency or interest rate swap or demand notes involve a degree of counterparty credit risk.  An issuing entity will be exposed to this risk should it use any of these mechanisms.  For this reason, only investors capable of understanding these risks should invest in the securities.  You are strongly urged to consult with your financial advisors before deciding to invest in the securities if a swap or demand notes are involved.

The rating of a third party credit enhancement provider may affect the ratings of the notes.

If an issuing entity enters into any third party credit enhancement arrangement, the rating agencies that rate the issuing entity’s notes will consider the provisions of the arrangement and the rating of any third party credit enhancement provided.  If a rating agency downgrades the debt rating of any third party credit provider, it is also likely to downgrade the rating of the notes.  Any downgrade in the rating of the notes could have severe adverse consequences on their liquidity or market value.

Dependence on a revolving liquidity note to fund certain shortfalls presents counterparty risk, risk of change of yields of the notes and risk of loss in connection with breach of funding obligation.

General.  If an issuing entity enters into a revolving liquidity note agreement, the rating agencies that rate the issuing entity’s securities will consider the provisions of the revolving liquidity note and the rating of the holder of the revolving liquidity note in rating the securities.  Toyota Motor Credit Corporation may be the holder of the revolving liquidity note.  If a rating agency downgrades the debt rating of the holder of the revolving liquidity note, it is also likely to downgrade the rating of the securities.  Any downgrade in the rating of the securities could have severe adverse consequences on their liquidity or market value.

Counterparty Risk; Performance Risk.  The amounts available to the issuing entity to pay interest and principal of the securities may depend in part on the operation of the revolving liquidity note agreement and the performance of the obligations of the holder of the revolving liquidity note under the revolving liquidity note agreement.

On any payment date on which available collections are insufficient to fund payments of interest on and principal of the securities, the issuing entity may be dependent on receiving payments from the holder of the revolving liquidity note, to make payments on the securities to the extent there are no amounts, or insufficient amounts, then on deposit in the reserve fund to fund the shortfalls.  If the holder of the revolving liquidity note fails to fund any requested draw, the amount of credit enhancement available in the current or any future period may be reduced and you may experience delays and/or reductions in the interest and principal payments on your securities.  This is particularly true because these funding obligations could arise under circumstances where there are no amounts on deposit in the reserve fund and current collections are insufficient to fund the shortfalls or to start making deposits into the reserve fund to be available to make payments in future periods.  A failure by the holder of the revolving liquidity note to fund draws will cause you to experience delays and/or reductions in interest and principal payments on your securities.

Investors should make their own determinations as to the likelihood of performance by the holder of the revolving liquidity note of its obligations under the revolving liquidity note agreement.

An event of default may affect weighted average life and yield.  If the holder of the revolving liquidity note defaults on its obligation to fund the entire undrawn amount of the revolving liquidity note in connection with a downgrade or breach of funding obligation, this default may constitute an event of default that will cause the priority of payments of all securities to change.  Thereafter, all classes of securities may be exposed to the risk of additional shortfalls and losses, and, even if sufficient collections are thereafter available to fund payment in full of all classes securities, this change in the priority of payments will change the timing of the repayment in full relative to the respective final scheduled payment dates of each class, with corresponding negative effects on the yields to the holders of each class.

The calculations for the payments of principal or interest may be based on an index which may result in payments to you of less principal or interest than a non indexed security.

The calculation of interest or principal on a series of securities may be based on a currency, commodity, interest rate or other index.  In this situation, the amount of principal or interest payable on the securities may be less than that payable on a conventional debt security issued at the same time, including the possibility that no interest or principal will be paid.  In addition, if the formula for calculating the payments on the securities includes a feature that multiplies the effect of any change in the index, changes to the index could result in even greater changes in the value of the securities or the payments to be made on the securities.

You may not be able to easily trade these types of securities after you purchase them.  A market for the resale of securities is referred to as a “secondary market.” It cannot be predicted whether there will be a secondary market for these types of securities or if one develops, how liquid it would be.  Any secondary market for these types of securities will be affected by a number of factors that are not dependent on the performance of the issuing entity and its assets.  These factors include the complexity and volatility of any applicable index, the method of calculating the principal and interest payments on the securities, the time remaining to the maturity of the securities, the outstanding amount of the securities and market interest rates.  The value of the index will depend on a number of interrelated factors which cannot be controlled by the issuing entity, including economic, financial and political events.  For these reasons, you may not be able to readily sell your securities or receive the price you expected for their sale.

In recent years, many indices have been highly volatile, and the volatility may continue in the future.  You should review carefully the historical experience of any index applicable to calculations for any series of securities, but should not take that historical experience as a predictor of future performance of any index during the term of any security.  The credit ratings assigned to the securities do not reflect the potential impact of the factors discussed above, or what the impact may be on your securities’ market value at any time.  For this reason, only investors capable of understanding the risks involved should invest in indexed securities.  In addition, investors whose investment activities are restricted by law or subject to regulation may not be able to purchase these types of securities.  Investors are responsible for determining whether they may purchase indexed securities.  You are strongly urged to consult with your financial advisors before deciding to invest in indexed securities.

Proceeds of the sale of receivables may not be sufficient to pay your securities in full.

If so directed by the holders of the requisite percentage of outstanding notes of a series, following an acceleration of the notes upon an event of default, the indenture trustee will sell the receivables owned by the issuing entity only in limited circumstances.  However, there is no assurance that the market value of those receivables will at any time be equal to or greater than the aggregate principal amount of the notes or the sum of the aggregate principal amount of the notes and the aggregate principal balance of the certificates.  Therefore, upon an event of default, there can be no assurance that sufficient funds will be available to repay you in full.  This deficiency will be more severe in the case of any securities where the aggregate principal balance of the securities exceeds the aggregate principal balance of the receivables.

The purchase of additional receivables after the closing date may adversely affect the characteristics of the receivables held by the issuing entity or the average life of and rate of return on the securities.

If so specified in the related prospectus supplement, an issuing entity may use amounts on deposit of principal collections received on its receivables to purchase additional receivables from the depositor after the related closing date during a specified revolving period.  All additional receivables purchased from the depositor must meet the selection criteria applicable to the receivables purchased by the issuing entity on the closing date.  The credit quality of the additional receivables may be lower than the credit quality of the initial receivables, however, and could adversely affect the performance of the related receivables pool.  In addition, the rate of prepayments on the additional receivables may be higher than the rate of prepayments on the initial receivables, which could reduce the average life of and rate of return on your securities.  You will bear all reinvestment risk associated with any prepayment of your securities.

Because the securities are in book entry form, your rights can only be exercised indirectly.

Because the securities will be issued in book entry form, you will be required to hold your interest in the securities through The Depository Trust Company in the United States, or Clearstream Banking, société anonyme or the Euroclear Bank S.A./N.V, as operator for the Euroclear System or their successors or assigns. Transfers of interests in the securities within The Depository Trust Company, Clearstream Banking, société anonyme or the Euroclear System must be made in accordance with the usual rules and operating procedures of those systems. So long as the securities are in book entry form, you will not be entitled to receive a definitive note representing your interest. The securities will remain in book entry form except in the limited circumstances described under the caption “Certain Information Regarding the Securities—Book Entry Registration” in the accompanying prospectus. Unless and until the securities cease to be held in book entry form, the indenture trustee will not recognize you as a “noteholder,“ as the term is used in the indenture. As a result, you will only be able to exercise the rights of securityholders indirectly through The Depository Trust Company (if in the United States) and its participating organizations, or Clearstream Banking, société anonyme and the Euroclear Bank S.A./N.V, as operator for the Euroclear System and their participating organizations. Holding the securities in book entry form could also limit your ability to pledge your securities to persons or entities that do not participate in The Depository Trust Company, Clearstream Banking, société anonyme or the Euroclear System and to take other actions that require a physical certificate representing the securities.

Interest and principal on the securities will be paid by the issuing entity to The Depository Trust Company as the record holder of the securities while they are held in book entry form. The Depository Trust Company will credit payments received from the issuing entity to the accounts of its participants which, in turn, will credit those amounts to securityholders either directly or indirectly through indirect participants. This process may delay your receipt of principal and interest payments from the issuing entity.

Possible Prepayment Due to Inability to Acquire Subsequent Receivables.

If so disclosed in the related prospectus supplement, an issuing entity may agree to buy additional receivables from the depositor after the closing date.  The number of receivables that the depositor has to sell depends on its ability to acquire additional receivables which, in turn, is affected by, among other things, the number of financed vehicles sold.  The number of financed vehicles sold is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally.  If the full amount deposited on the closing date for the purpose of purchasing additional receivables from the depositor cannot be used for that purpose during the specified period, all remaining monies will be applied as a mandatory prepayment of a designated class or classes of securities.

We refer you to “The Receivables Pools—Pre-Funding” in this prospectus.
The return on the notes could be reduced by shortfalls due to the Servicemembers Civil Relief Act.

The Servicemembers Civil Relief Act, as amended, or the “Relief Act”, provides relief to obligors who enter active military service and to obligors in reserve status who are called to active duty after the origination of their receivables. World events have resulted in certain military operations by the United States, and the United States continues to be on alert for potential terrorist attacks. These military operations may increase the number of obligors who are in active military service, including persons in reserve status who have been called or will be called to active duty.  The Relief Act provides, generally, that an obligor who is covered by the Relief Act may not be charged interest on the related receivable in excess of 6% per annum during the period of the obligor’s active duty.  These shortfalls are not required to be paid by the obligor at any future time.  The servicer is not required to advance these shortfalls as delinquent payments.  Any resulting shortfalls in interest or principal will reduce the amount available for distribution, on your notes.  Any such interest shortfall will be paid in subsequent periods to the extent of available funds before payments of principal are made on the notes and may result in extending the anticipated maturity of your class of notes or possibly result in a loss in the absence of sufficient credit enhancement.

The Relief Act also limits the ability of the servicer to repossess the financed vehicle securing a receivable during the related obligor’s period of active duty and, in some cases, may require the servicer to extend the maturity of the receivable, lower the monthly payments and readjust the payment schedule for a period of time after the completion of the obligor’s military service.  As a result, there may be delays in payment and increased losses on the receivables.  Those delays and increased losses will be borne primarily by the certificates, but if such losses are greater than anticipated, you may suffer a loss.

We do not know how many receivables have been or may be affected by the application of the Relief Act.

THE SPONSOR, ADMINISTRATOR AND SERVICER

Toyota Motor Credit Corporation (“TMCC” or the “Sponsor”) was incorporated in California in 1982, and commenced operations in 1983.  The address of TMCC’s principal executive offices is 19001 South Western Avenue, Torrance, California 90509.  TMCC is owned by Toyota Financial Services Americas Corporation, a California corporation, which is a wholly owned subsidiary of Toyota Financial Services Corporation, a Japanese corporation (“TFSC”).  TFSC, in turn, is a wholly owned subsidiary of Toyota Motor Corporation, a Japanese corporation (“TMC”).  TFSC manages TMC’s worldwide finance operations.  TMCC is marketed under the brands of Toyota Financial Services and Lexus Financial Services.

TMCC provides a variety of finance and insurance products to authorized Toyota, Lexus and Scion vehicle dealers and, to a lesser extent, other domestic and import franchise dealers and their customers (collectively, the “Dealers”).  The Dealers will originate, and TMCC will purchase, the Receivables in the ordinary course of business pursuant to agreements with Dealers (the “Dealer Agreements”).  TMCC also provides finance products to commercial and industrial equipment dealers and their customers.  TMCC’s products fall primarily into the following finance and insurance product categories:

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Finance – TMCC provides a broad range of finance products including retail financing, leasing, and dealer financing to vehicle and industrial equipment dealers and their customers.

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Insurance – Through a wholly owned subsidiary, TMCC provides marketing, underwriting, and claims administration related to covering certain risks of vehicle dealers and their customers.  TMCC also provides coverage and related administrative services to certain affiliates.

TMCC primarily acquires and services finance, lease and insurance contracts from vehicle dealers through 30 dealer sales and services offices (“DSSOs”) located throughout the United States (“U.S.”) and three customer service centers (“CSCs”) and from industrial equipment dealers through a corporate department located at TMCC’s headquarters in Torrance, California.  The DSSOs primarily support vehicle dealer financing needs by providing services such as acquiring finance and lease contracts from vehicle dealers, financing inventories, and financing other dealer activities and requirements such as business acquisitions, facilities refurbishment, real estate purchases and working capital requirements.  The DSSOs also provide information and support for TMCC’s insurance products sold in the United States (excluding Hawaii) and Puerto Rico.  The CSCs support customer account servicing functions such as collections, lease terminations, and administration of retail and lease customer accounts.  The Central region CSC also supports insurance operations by providing customer service and handling claims processing.

Underwriting of Motor Vehicle Retail Installment Sales Contracts

TMCC purchases retail installment sales contracts secured by new or used automobile and light duty trucks from approximately 1,600 Dealers.  The Dealers are located throughout the U.S. (excluding Hawaii) and Puerto Rico.  Dealers originate these Receivables in accordance with TMCC’s requirements as specified in existing agreements between TMCC and the Dealers.  The Receivables are purchased in accordance with TMCC’s underwriting standards.  TMCC uses a proprietary credit scoring system for decisioning credit applications, which emphasizes, among other factors, the applicant’s willingness and ability to pay, based on the applicant’s previous credit history, debt load, employment status, and amount financed relative to the value of the vehicle to be financed.

Applications received from Dealers include the applicant’s name, address, residential status, source and amount of monthly income and amount of monthly rent or mortgage payment.  Dealers transmit customer applications into TMCC’s online system for contract acquisition (“OSCAR”).  Customers transmit applications online through TMCC’s website.  Upon receipt of the credit application, OSCAR automatically generates and transmits credit bureau requests to one or more of the major credit bureaus, which provide a credit report to TMCC.

Credit applications are then subject to systematic evaluation.  OSCAR evaluates each application to determine if it qualifies for auto-decisioning.  OSCAR distinguishes this type of applicant as meeting specific requirements and promptly approves the offering without manual investigative work or associate analysis by systematically reviewing factors of the application such as debt to income ratios and credit scores.  A significant portion of high quality credit applications are approved automatically.  The automated approval process approves only the applicant’s credit eligibility.  Automated approval does not assign a tier; rather, the tier that is assigned is associated with the credit score on the bureau and is based on TMCC’s internal credit score standards that are detailed on local rate letters.  A small portion of the highest quality credit applications are eligible for a special program that enables the customer to purchase a vehicle without a downpayment.  This program also enables the customer to submit less documentation than would otherwise be required.

Credit analysts (located at the DSSOs) decision all credit applications that do not qualify for auto-decisioning.  A credit analyst decisions applications based on an applicant’s credit worthiness and projected ability to meet the monthly obligation, which is derived from the amount financed, the term, and the assigned contractual interest rate.  TMCC’s proprietary scoring system assists the credit analyst in the credit approval process.  OSCAR calculates and assigns a payment probability and a credit grade.  To calculate the payment probability, key data from credit bureaus are combined with data from customer applications, including ratios such as vehicle payment to income and total debt payments to income.  These and other factors are weighted by a statistically validated credit scoring process to produce the payment probability and credit grade.

A credit analyst will verify information contained in the credit application if the application presents an elevated level of credit risk.  At any time during the credit decisioning process, the credit analyst may elect to counter the offer to extend credit.  A countered credit decision is a credit application that could be purchased upon satisfaction of modified contract terms not originally submitted by the Dealer.

The final credit decision is made based upon the degree of credit risk perceived by the credit analyst.  If an application is conditionally approved or rejected, the Dealer is notified of the conditions required for the approval or reasons for rejection.  Additionally, an Equal Credit Opportunity Act adverse action notice is sent to the customer specifying the reasons for modification or rejection of the application for credit.  When a customer application is approved, the Dealer is required to submit specific contract documentation to the DSSO in accordance with TMCC procedures.

TMCC utilizes a tiered pricing program for retail installment sales contracts.  The program matches customer risk as defined by credit bureau scores with contract rates that allow for a range of risk levels.  Generally, each approved application is assigned a credit tier.  TMCC reviews and adjusts rates regularly based on competitive and economic factors.  Rates vary based on credit tier, term and collateral, including whether a new or used vehicle is being financed.  In limited circumstances, rates may be adjusted on an exception basis.  In addition, special rates may apply as a result of promotional efforts.

TMCC regularly reviews and analyzes its portfolio of Receivables to evaluate the effectiveness of its underwriting guidelines and purchasing criteria.  If external economic factors, credit loss or delinquency experience, market conditions or other factors change, TMCC may adjust its underwriting guidelines and purchasing criteria in order to change the asset quality of its portfolio or to achieve other goals and objectives.

TMCC’s retail installment sales contracts require Obligors to maintain physical damage insurance during the term of the contract and to provide evidence of such insurance upon TMCC’s request.  The terms of each Receivable allow, but do not require, TMCC to obtain any such coverage on behalf of the Obligor.  In accordance with its normal servicing procedures, TMCC currently does not obtain insurance coverage on behalf of the Obligor.

TMCC has begun electronic contracting with Obligors on a pilot basis.  If such electronic contracting systems are implemented more broadly, they will be described in the applicable Prospectus Supplement.

Servicing of Motor Vehicle Retail Installment Sales Contracts

TMCC also services the Receivables (the “Servicer”).  Each of the three customer service centers services the finance contracts using the same servicing system and procedures, for all open accounts.  Centralized units monitor bankruptcy administration, post-charge-off collection and recovery.  The collection department manages the liquidation of each Receivable.  TMCC considers an Obligor to be past due if less than 90% of a regularly scheduled payment is received by the due date.  TMCC uses an on line collection system and auto dialer that prioritizes collections efforts, including the generation of past due notices and signaling TMCC collections personnel to make telephone contact with delinquent Obligors.  Collection efforts are based on behavioral scoring models (which analyze borrowers’ past payment performance, vehicle valuation and FICO scores to predict future payment behavior).  TMCC generally determines whether to commence repossession efforts when a Receivable reaches 60 - 89 days past due.  Repossessed vehicles are held in inventory to comply with statutory requirements and then sold at private auctions, unless public auctions are required by applicable law.  Any unpaid amounts remaining after sale or after full charge-off are pursued by TMCC to the extent practical and legally permitted.  See “Certain Legal Aspects of the Receivables—Deficiency Judgments and Excess Proceeds” in this Prospectus.  Collections of deficiencies are administered at a centralized facility.  TMCC’s policy is to charge-off a finance contract as soon as disposition of the vehicle has been effected and sales proceeds have been received.  In the case of uncollectible accounts, charge-off of a finance contract will occur prior to repossession.  When repossession and disposition of the collateral has not been effected, TMCC’s policy is to charge-off the account as soon as TMCC determines that the vehicle cannot be recovered, but not later than when the contract is 150 days delinquent.

As set forth in each sale and servicing agreement, the Servicer may, in accordance with its customary servicing procedures, waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing the Receivables.  In addition, to the extent provided in each sale and servicing agreement, the Servicer also shall be authorized to grant extensions, rebates or adjustments on a Receivable in accordance with the customary servicing standards of the Servicer without the prior consent of the owner trustee, indenture trustee or any Securityholder, subject to the terms described under “Description of the Transfer and Servicing Agreements—Servicing Procedures” in this Prospectus.

Securitization Experience

TMCC utilizes the asset-backed securities markets as a means to supplement its core unsecured funding programs, to secure an alternate source of liquidity, and to gain access to a unique investor base. TMCC currently maintains a shelf registration statement (with the depositor listed as the registrant) with the SEC relating to the issuance of securities secured by retail finance receivables.  Additional information regarding TMCC’s securitization experience will be described under “The Sponsor, Administrator and Servicer” in the accompanying Prospectus Supplement.

TMCC indirectly originates all Receivables in each asset pool to be securitized in the ordinary course of its business.  For a description of the selection criteria used in selecting the asset pool to be securitized, see “The Receivables” in this Prospectus.  TMCC engages one of the selected underwriters of the related securities to assist in structuring the transaction based on the forecasted cash flows of the pool and to determine class sizes and average lives based on current market conditions.

THE DEPOSITOR

Toyota Auto Finance Receivables LLC (“TAFR LLC” or the “Depositor”) was formed in the State of Delaware on December 22, 2000, as a wholly owned, limited purpose subsidiary of Toyota Motor Credit Corporation. The principal executive offices of the Depositor are located at 19851 S. Western Avenue EF 12, Torrance, California, 90509, Attn: President, and its telephone number is (310) 468-7333.

The Depositor was organized primarily for the purpose of acquiring installment sales contracts  similar to the Receivables and associated rights from TMCC, selling the Receivables and installment sales contracts similar to the Receivables to an Issuing Entity, causing the issuance of securities similar to the notes and certificates and engaging in related transactions.  Initially, the Depositor will also own the Certificate issued by the Issuing Entity.  TAFR LLC’s limited liability company agreement limits the Depositor’s activities to the purposes indicated above and to any activities incidental to and necessary for such purposes (including repurchase obligations for breaches of representations and warranties regarding Receivables).  Other than the obligation to obtain the consent of the Depositor with respect to amendments to the related trust agreement or other consent rights given to the holder of the residual interest in the related Issuing Entity, the Depositor will have no ongoing duties with respect to each Issuing Entity.

The limited liability company agreement of the Depositor includes requirements for independent directors, extensive corporate separateness covenants and restrictions on its permitted corporate functions (including on its ability to borrow money or incur debts), all of which are designed to prevent the consolidation of the assets of the Depositor with those of any of TMCC, any of its affiliates or of the related Issuing Entities in the event of a bankruptcy or insolvency proceeding of TMCC, such other affiliated entity or the related Issuing Entities.

THE ISSUING ENTITY

The Depositor will establish each issuing entity (each, an “Issuing Entity”) pursuant to a Trust Agreement (as amended and supplemented from time to time the “Trust Agreement”).

The terms of each series of notes (the “Notes”) or certificates (the “Certificates” and, together with the Notes, the “Securities”) issued by each Issuing Entity, and additional information concerning the assets of each Issuing Entity and any applicable credit enhancement will be set forth in a supplement to this Prospectus (a “Prospectus Supplement”).

The Issuing Entity for each series will not engage in any activity other than:

1.

issuing the Notes and the Certificates;

2.

entering into and performing its obligations under any currency exchange rate or interest rate swap agreement between the Issuing Entity and a counterparty;

3.

acquiring the Receivables and the other assets of the Issuing Entity from the Depositor in exchange for the Notes and the Certificates;

4.

assigning, granting, transferring, pledging, mortgaging and conveying the Issuing Entity’s property pursuant to the related Indenture;

5.

managing and distributing to the holders of the Certificates any portion of the Issuing Entity’s property released from the lien of the related Indenture;

6.

entering into and performing its obligations under the financing documents;

7.

engaging in other activities that are necessary, suitable or convenient to accomplish the activities listed in clauses (1) through (6) above or are incidental to or connected with those activities;

8.

engaging in any other activities as may be required, to the extent permitted under the related financing documents, to conserve the Issuing Entity’s property and the making of distributions to the holders of the Notes and Certificates; and

9.

engaging in ancillary or related activities as specified in the related Prospectus Supplement.

Each Issuing Entity will be structured, and each Sale and Servicing Agreement pursuant to which an Issuing Entity will purchase Receivables from the Depositor and the Servicer will agree to service such Receivables, each Issuing Entity Agreement pursuant to which an issuing Entity will be created and a Certificate will be issued thereby and each Administration Agreement pursuant to which TMCC will undertake certain administrative duties with respect to an Issuing Entity that issues Notes (collectively, the “Transfer and Servicing Agreements”) will contain non-petition clauses, whereunder all applicable parties covenant not to institute any bankruptcy or insolvency proceedings (or take any related actions) against either the applicable Issuing Entity or the Depositor at any time in connection with any obligations relating to the related Notes or any of the Transfer and Servicing Agreements.

See “Description of the Notes—The Indenture—Certain Covenants” in this Prospectus for additional information regarding permissible activities of or restrictions on each Issuing Entity.

THE ISSUING ENTITY PROPERTY

The property of each Issuing Entity will include a pool (a “Receivables Pool”) of retail installment sales contracts (the “Receivables”) between Dealers and the obligors (the “Obligors”) of new and used cars and light duty trucks (the “Financed Vehicles”) and all payments due on such Receivables on and after the applicable cutoff date (the “Cutoff Date”), as specified in the related Prospectus Supplement.  The Dealers will originate, and TMCC will purchase, the Receivables of each Receivables Pool in the ordinary course of business pursuant to Dealer Agreements.  On the applicable Closing Date, TMCC will transfer the Receivables to the Depositor and the Depositor will sell the Receivables comprising the related initial Receivables Pool to the Issuing Entity pursuant to the related Sale and Servicing Agreement among the Depositor, the Servicer and the Issuing Entity (as amended and supplemented from time to time, the “Sale and Servicing Agreement”); provided that if so specified in the related Prospectus Supplement, subsequent sales of additional Receivables by the Depositor may occur during a Revolving Period or Pre-funding Period.

The property of each Issuing Entity will also include (i) such amounts as from time to time may be held in separate accounts established and maintained by the Servicer or Depositor with the indenture trustee pursuant to the related Sale and Servicing Agreement; (ii) security interests in the vehicles financed by the Receivables (the “Financed Vehicles”) and any accessions thereto; (iii) the rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (iv) the right of the Depositor to receive any proceeds from Dealer Recourse, if any, on Receivables or Financed Vehicles; (v) the rights of the Depositor under the Sale and Servicing Agreement; (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and that shall have been repossessed by or on behalf of the applicable Issuing Entity; and (vii) any and all proceeds of clauses (i) through (vi) above.  Various forms of credit enhancement may be used to provide credit enhancement for the benefit of holders of the related Securities, including a Yield Maintenance Account or a Reserve Fund.  If so specified in the related Prospectus Supplement, the Issuing Entity property may also include the rights of the Issuing Entity and powers of the applicable trustee under the Swap Agreement, and the amounts payable to the Issuing Entity under the Swap Agreement, and the rights of the Issuing Entity and the powers of the related trustee under the Revolving Liquidity Note Agreement, and the amounts so funded by the holder of the Revolving Liquidity Note under such Revolving Liquidity Note Agreement.

THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

An owner trustee for each Issuing Entity and an indenture trustee under any Indenture pursuant to which Notes are issued will be specified in the related Prospectus Supplement.  An owner trustee’s or indenture trustee’s liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such owner trustee or indenture trustee set forth in the related Trust Agreement, and/or Sale and Servicing Agreement or Indenture, as applicable.  An owner trustee or indenture trustee may resign at any time by so notifying the Issuing Entity and each rating agency, in which event the Servicer, or its successor, will be obligated to appoint a successor thereto.  The administrator of an Issuing Entity may also remove an owner trustee or indenture trustee that ceases to be eligible to continue in such capacity under the related Trust Agreement or becomes insolvent.  In addition, the holders of a majority of outstanding notes of the controlling class may remove the indenture trustee if the indenture trustee is adjudged bankrupt or insolvent, a receiver or other public officer takes charge of the indenture trustee or its property, the indenture trustee otherwise becomes incapable of acting, or the indenture trustee breaches any representation, warranty or covenant made by it under any Transfer and Servicing Agreement.  In such circumstances, the Servicer or the administrator, as the case may be, will be obligated to appoint a successor thereto.  Any resignation or removal of an owner trustee and appointment of a successor owner trustee will not become effective until acceptance of the appointment by the successor owner trustee.  No resignation or removal of the indenture trustee and no appointment of a successor indenture trustee shall become effective until the acceptance of appointment by the successor indenture trustee pursuant to the indenture.

The Issuing Entity shall cause the administrator to indemnify the indenture trustee against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the administration of the applicable Issuing Entity and the performance of its duties under the indenture, the sale and servicing agreement or any other Transfer and Servicing Agreement. The indenture trustee shall notify the Issuing Entity and the administrator promptly of any claim for which it may seek indemnity; provided, that, failure by the indenture trustee to provide such notification shall not relieve the Issuing Entity or the administrator of its obligations under the indenture if no prejudice to the Issuing Entity or the administrator shall have resulted from such failure.  Neither the Issuing Entity nor the administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the indenture trustee through the indenture trustee’s own willful misconduct, negligence or bad faith.

WHERE YOU CAN FIND MORE INFORMATION ABOUT YOUR SECURITIES

The Issuing Entity—The indenture trustee will provide to securityholders (“Securityholders”) (which shall be Cede & Co.  as the nominee of DTC unless definitive Securities are issued under the limited circumstances described in this Prospectus) unaudited monthly and annual reports concerning the Receivables and certain other matters.  See “Certain Information Regarding the Securities—Reports to Securityholders” and “Description of the Transfer and Servicing Agreements—Evidence as to Compliance” in the Prospectus.  If and for so long as any Securities are listed on an exchange and the rules of such exchange so require, each such report (including a statement of the outstanding principal balance of each class of Securities) also shall be delivered to such exchange on the related Payment Date or other date for delivery of such reports.  Copies of such reports may be obtained at no charge at the offices specified in the related Prospectus Supplement.

The Depositor—Toyota Auto Finance Receivables LLC, as Depositor of the Receivables, has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933 (the “Securities Act”) of which this Prospectus forms a part.  The Registration Statement is available for inspection without charge at the public reference facilities maintained at the principal office of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the SEC’s reference room by calling the SEC at (800) SEC 0330.  You may obtain copies of such materials at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The SEC also maintains a website (http://www.sec.gov) that contains reports, registration statements, proxy and information statements, and other information regarding issuers that file electronically with the SEC using the SEC’s Electronic Data Gathering Analysis and Retrieval system (commonly known as EDGAR).  All reports filed by the Depositor may be found on EDGAR, or any successor electronic filing website, filed under the name of the Depositor and under the SEC Central Index Key (CIK) 0001131131, and all reports filed with respect to each Issuing Entity will be filed under registration file number 333-134443 plus the applicable serial tag number.  Copies of the transaction agreements relating to the Securities will also be filed with the SEC on EDGAR under the registration number shown above.

For the time period that each Issuing Entity is required to report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Depositor, on behalf of the Issuing Entity of the related series, will file the reports required under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.  These reports include (but are not limited to):

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Reports on Form 8-K (Current Report), following the issuance of the series of securities of the related Issuing Entity, including as Exhibits to the Form 8-K the transaction agreements or other documents specified in the related Prospectus Supplement;

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Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

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Reports on Form 10-D (Asset-Backed Issuer Distribution Report), containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following the payment date specified in the related Prospectus Supplement; and

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Report on Form 10-K (Annual Report), containing the items specified in Form 10-K with respect to a fiscal year, and the items required pursuant to Items 1122 and 1123 of Regulation AB of the Act.

The Depositor does not intend to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act with respect to an Issuing Entity following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.  Unless specifically stated in the report, the report and any information included in the report will neither be examined nor reported on by an independent public accountant.  Each Issuing Entity formed by the Depositor will have a separate file number assigned by the SEC, which unless otherwise specified in the related Prospectus Supplement, is not available until filing of the final Prospectus Supplement related to the series.  Unless a technical problem occurs with the EDGAR system, reports filed with the SEC with respect to an Issuing Entity after the final Prospectus Supplement is filed will be available under the Issuing Entity’s specific number, which will be a series number assigned to the file number of the Depositor shown above.

The distribution and pool performance reports filed on Form 10-D will be forwarded to each Securityholder as specified in “Certain Information Regarding the Securities—Reports to Securityholders” in this Prospectus.  The Depositor will post reports on its website located at “www.toyotafinancial.com” as soon as reasonably practicable after such reports are filed with the SEC.

Static Pool Data—If specified in the related Prospectus Supplement, static pool data with respect to the delinquency, cumulative loss and prepayment data for each Issuing Entity by vintage origination year for TMCC, as applicable, may be presented in an appendix to the related Prospectus Supplement or may be made available through a website.  The Prospectus Supplement related to each series for which the static pool data is provided through a website will contain the website address to obtain this information.  Except as stated below, the static pool data provided through any website will be deemed part of this prospectus and the registration statement of which this prospectus is a part from the date of the related Prospectus Supplement.

Notwithstanding the foregoing, the following information shall not be deemed part of the prospectus or the registration statement of which this prospectus is a part:

•

with respect to information regarding prior securitized pools or vintage origination years, as applicable, that do not include the currently offered pool, information regarding prior securitized pools or vintage origination years, as applicable, that were established before January 1, 2006; and

•

with respect to information regarding the pool or vintage origination year, as applicable, described in the related Prospectus Supplement, information about the pool for periods before January 1, 2006.

Copies of the static pool data presented on a website and deemed part of this prospectus may be obtained upon written request by the Securityholders of the related series at the address specified in the related Prospectus Supplement.  Copies of information related to the period prior to January 1, 2006 may also be obtained upon written request.

TMCC—If the Issuing Entity invests in demand notes issued by TMCC, TMCC, in its capacity as issuer of demand notes, will be a registrant under the Registration Statement.  In that capacity, TMCC will be subject to the informational requirements of the United States Securities Exchange Act.  In accordance with that law, TMCC will file annual, quarterly and current reports and other information with the SEC.  If you want more information about TMCC, you may review the Registration Statement and TMCC’s periodic filings, obtain copies of such documents at prescribed rates or access the SEC’s website.  The relevant contact information for the SEC is set forth in the paragraph captioned “The Depositor” above.

TMCC’s filed periodic reports contain important information regarding TMCC.  If the related Prospectus Supplement specifies that the Issuing Entity will invest in demand notes issued by TMCC, that related Prospectus Supplement will incorporate by reference TMCC’s Annual Report on Form 10-K for its most recent fiscal year, and any filings made by it with the SEC under Sections 13(a) or 15(d) of the United States Securities Exchange Act after the initial filing of the registration statement.  Any information in any such reports filed with the SEC subsequent to the date of this Prospectus will automatically update this Prospectus.

If and for so long as Securities are listed on an exchange and the rules of such exchange so require, the related Prospectus Supplement will include the address of an office in the jurisdictions specified by the rules of such exchange at which copies of the Registration Statement filed by TAFR LLC and TMCC (including all documents incorporated in the Registration Statement) and TMCC’s periodic SEC reports can be obtained for so long as those Securities are outstanding.  If so required by the rules of such exchange, copies of those documents will also be filed with such exchange for so long as those Securities are outstanding.  Copies of the transaction agreements relating to the Securities will also be filed with the SEC and with any such exchange that so requires.

THE RECEIVABLES POOLS

The Receivables Pools will include the Receivables purchased as of the Cutoff Date.  The Receivables will have been originated by Dealers in accordance with TMCC’s requirements and subsequently purchased by TMCC.  The Receivables evidence the indirect financing made available by TMCC to the related Obligors in connection with the purchase by such Obligors of the Financed Vehicles.  On or before the date of initial issuance of the Securities (the “Closing Date”), TMCC will sell the Receivables comprising the related initial Receivables Pool to the Depositor pursuant to the receivables purchase agreement (the “Receivables Purchase Agreement”) between the Depositor and TMCC, provided that if so specified in the related prospectus supplement, the Issuing Entity may subsequently purchase additional Receivables from the Depositor during a specified Revolving Period or Pre-funding Period.  The Depositor will, in turn, sell the Receivables to the Issuing Entity pursuant to the related Transfer and Servicing Agreement.  During the term of the related Transfer and Servicing Agreement, neither the Depositor nor TMCC may substitute any other retail installment sales contract for any Receivable sold to the Issuing Entity.

The Receivables in each Receivables Pool will have been purchased by TMCC from Dealers in the ordinary course of business.  The Receivables are purchased from Dealers pursuant to Dealer Agreements.  TMCC purchases Receivables originated in accordance with its credit standards which are based upon the vehicle buyer’s ability and willingness to repay the obligation as well as the value of the vehicle being financed, as described under “The Sponsor, Administrator and Servicer—Underwriting of Motor Vehicle Retail Installment Sales Contracts” in this Prospectus.

The Receivables to be held by each Issuing Entity for inclusion in a Receivables Pool will be selected from TMCC’s portfolio of auto and/or light duty truck retail installment sales contracts that meet several criteria.  These criteria require that each Receivable (i) is secured by a new or used vehicle, (ii) was originated in the United States, (iii) provides for monthly payments that fully amortize the amount financed over its original term to maturity (except for minimally different payments in the first or last month in the life of the Receivables), and (iv) satisfies the other criteria, if any, set forth in the related Prospectus Supplement, which may include original term to maturity, percentage by principal balance of the Receivables of types of vehicles, geographic location, percentage by principal balance of the Receivables of new vehicles and used vehicles, credit grade, remaining term to maturity, date of origination and contractual annual percentage rate.  No selection procedures believed by the Depositor to be adverse to the Securityholders of any series will be used in selecting the related Receivables.

Each Receivable will provide for the allocation of payments according to (i) the simple interest method (“Simple Interest Receivables”) or (ii) the “actuarial” method (“Actuarial Receivables”).

Simple Interest Receivables.  Payments on Simple Interest Receivables will be applied first to interest accrued through the date immediately preceding the date of payment and then to unpaid principal.  Accordingly, if an Obligor pays an installment before its due date, the portion of the payment allocable to interest for the payment period will be less than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly greater, and the principal balance will be amortized more rapidly than scheduled.  Conversely, if an Obligor pays an installment after its due date, the portion of the payment allocable to interest for the payment period will be greater than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly less, and the principal balance will be amortized more slowly than scheduled, in which case a larger portion of the principal balance may be due on the final scheduled payment date.  No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

Actuarial Receivables.  An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments.  Each Scheduled Payment is deemed to consist of an amount of interest equal to 1/12 of the stated annual percentage rate (“APR”) of the Receivable multiplied by the scheduled principal balance of the Receivable and an amount of principal equal to the remainder of the Scheduled Payment.  No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

Additional information with respect to each Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition, the distribution by APR and by the states of origination, the portion of such Receivables Pool consisting of Actuarial and of Simple Interest Receivables and the portion of such Receivables Pool secured by new vehicles and by used vehicles.  The related Prospectus Supplement will also include static pool information regarding pools of assets related to certain previously issued series of securities.

Pre-Funding.  An Issuing Entity may enter into an agreement with the Depositor, in which the Depositor will sell additional Receivables to the Issuing Entity after the Closing Date.  The transfer of Receivables to the Issuing Entity after the Closing Date is known as a pre-funding feature.  Any subsequent Receivables will be required to conform to the requirements described in the related prospectus supplement. If a pre-funding feature is used, the indenture trustee will be required to deposit all or a portion of the proceeds of the sale of the Securities of the series in a segregated account.  The subsequent Receivables will be transferred to the Issuing Entity in exchange for money released from that segregated account.  Any transfer of Receivables must occur within a specified period.  If all of the monies originally deposited in the segregated account are not used by the end of the specified period, all remaining monies will be applied as a mandatory prepayment of a designated class or classes of Securities.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

Certain information concerning TMCC’s experience pertaining to delinquencies, repossessions and net losses with respect to its portfolio of new and used retail automobile and/or light duty truck receivables (including receivables previously sold that TMCC continues to service) will be set forth in each Prospectus Supplement.  There can be no assurance that the delinquency, repossession and net loss experience on any Receivables Pool will be comparable to prior experience or to such information.

WEIGHTED AVERAGE LIVES OF THE SECURITIES

The weighted average lives of the Securities of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments.  For this purpose, the term “prepayments” includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and repurchases or purchases by the Depositor or TMCC of certain Receivables for administrative reasons or for breaches of representations and warranties.  The term “weighted average life” corresponds to the average amount of time during which each dollar of principal of a Receivable is outstanding.

All of the Receivables will be prepayable at any time without penalty to the Obligor.  However, a partial prepayment received on an Actuarial Receivable made by an Obligor will not be applied to reduce the outstanding principal balance of that Receivable on the Payment Date following the Collection Period in which they were received but will be retained and applied towards payments due in later Collection Periods.  If prepayments in full are received on an Actuarial Receivable or if full or partial prepayments are received on the Simple Interest Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life of the Receivables set forth in the related Prospectus Supplement.  The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Servicer.

No prediction can be made as to the rate of prepayment on the Receivables in either stable or changing interest rate environments.  TMCC maintains records of the historical prepayment experience of the automobile retail installment sales contracts included in its portfolio solely to the extent disclosed in the static pool data included as Appendix A to each Prospectus Supplement.  However, no assurance can be given that prepayments on the Receivables will conform to historical experience and no prediction can be made as to the actual prepayment experience on the Receivables.  The rate of prepayment on the Receivables may also be influenced by the structure of the related loan.

Under certain circumstances, the Depositor or Servicer will be obligated to repurchase Receivables from a given Issuing Entity pursuant to the related Sale and Servicing Agreement as a result of breaches of certain representations and warranties or covenants.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” and “—Servicing Procedures” in this Prospectus.  In addition, pursuant to agreements between TMCC and the Dealers, each Dealer is obligated to repurchase from TMCC contracts that do not meet certain representations and warranties made by such Dealer (such Dealer repurchase obligations are referred to in this Prospectus as “Dealer Recourse”).  Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectibility of such contracts.  Although the Dealer Agreements with respect to the Receivables will not be assigned to the Issuing Entity, the related Sale and Servicing Agreement will require that TMCC deposit any recovery in respect of any Receivable pursuant to any Dealer Recourse in the related Collection Account.  The sales by the Dealers of installment sales contracts to TMCC do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor under such retail installment sales contract, other than in connection with the breach of the foregoing representations and warranties.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” and “—Servicing Procedures” in this Prospectus.

Early retirement of the Securities will occur if the Servicer, or any successor to the Servicer, exercises its option to purchase all of the Receivables remaining in the Issuing Entity when the Pool Balance is equal to or less than the percentage specified in the related Prospectus Supplement of the Pool Balance as of the Cutoff Date.  See “Description of the Transfer and Servicing Agreements—Termination” in this Prospectus.  Certain Events of Default could result in liquidation of the assets of the Issuing Entity and acceleration of the related Securities.  See “Description of the Notes—The Indenture—Events of Default; Rights upon Event of Default” in this Prospectus.  See “The Swap Agreement” in the related Prospectus Supplement regarding events that would result in a termination of a swap.  If the Issuing Entity is party to a revolving liquidity note agreement, events resulting in termination of the revolving liquidity note agreement may also result in liquidation of the assets of the Issuing Entity and acceleration of the related Securities.

Any reinvestment risk resulting from the rate of prepayments of the Receivables and the payment of such prepayments to Securityholders will be borne entirely by the Securityholders.

In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Securities of a given series on each Payment Date, since the amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period.  No prediction can be made as to the actual prepayment experience on the Receivables, and any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Securityholders of a given series.

The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

POOL FACTORS AND TRADING INFORMATION

The “Note Pool Factor” is a seven digit decimal which the Servicer will compute prior to each payment with respect to each class of Notes.  The Note Pool Factor represents the remaining outstanding principal balance of a class of Notes, as of the close of business on the applicable Payment Date, as a fraction of the initial outstanding principal balance of such class of Notes.  The “Certificate Balance,” if any, for each class of Certificates will initially equal the principal balance as of the relevant Closing Date (the “Initial Certificate Balance”) and, on each Payment Date thereafter, will be reduced by all amounts allocable to principal paid on or prior to the Payment Date in respect of each class of Notes.  Certificates may be issued without a Certificate Balance.  The “Certificate Pool Factor” is be a seven digit decimal which the Servicer will compute prior to each payment with respect to such class of Certificates indicating the remaining Certificate Balance of such class of Certificates, as of the close of business on the applicable Payment Date, as a fraction of the Initial Certificate Balance of such class of Certificates.  Each Note Pool Factor and each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or in the Certificate Balance of the applicable class of Certificates, as the case may be.  A Certificateholder’s portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of such Certificateholder’s Note and (ii) the applicable Note Pool Factor.  A Certificateholder’s portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (a) the original denomination of such Certificateholder’s Certificate and (b) the applicable Certificate Pool Factor.

Unless otherwise provided in the related Prospectus Supplement with respect to each Issuing Entity, the Securityholders will receive reports on or about each Payment Date concerning (i) with respect to the Collection Period immediately preceding such Payment Date, payments received on the Receivables, the Pool Balance, each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information, and (ii) with respect to the Collection Period second preceding such Payment Date, as applicable, amounts allocated or paid on the preceding Payment Date and any reconciliation of such amounts with information provided by the Servicer prior to such current Payment Date.  In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law.  See “Certain Information Regarding the Securities—Reports to Securityholders” in this Prospectus.

USE OF PROCEEDS

Unless otherwise provided in the related Prospectus Supplement, the Depositor will use the net proceeds from the sale of the Securities of a given series to purchase Receivables from TMCC and to make the initial deposit into any Reserve Fund or Yield Maintenance Account, if applicable.

DESCRIPTION OF THE NOTES

General

With respect to each Issuing Entity that issues Notes, one or more classes (each, a “class”) of Notes of the related series will be issued pursuant to the terms of an indenture (the “Indenture”), a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part.  The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.

Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by one or more Notes registered in the name of the nominee of DTC (together with any successor depository selected by the Issuing Entity, the “Depository”) except as set forth below.  Notes will be available for purchase in the denominations specified in the related Prospectus Supplement in book entry form only (unless otherwise specified in the related Prospectus Supplement).  The Depositor has been informed by DTC that DTC’s nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement.  Accordingly, such nominee is expected to be the holder of record of the Notes (a “Noteholder”) of each class.  Unless and until Definitive Notes are issued under the limited circumstances described in this Prospectus or in the related Prospectus Supplement, no Noteholder will be entitled to receive a physical certificate representing a Note.  All references in this Prospectus and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the “DTC Participants”) and all references in this Prospectus and in the related Prospectus Supplement to payments, notices, reports and statements to Noteholders refer to payments, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC’s procedures with respect thereto.  See “Certain Information Regarding the Securities—Book Entry Registration” and “—Definitive Securities” in this Prospectus.

Principal and Interest on the Notes

The related Prospectus Supplement will describe the timing and priority of payment, seniority, allocations of losses, interest rate (the “Interest Rate”) and amount of or method of determining payments of principal and interest (or, where applicable, of principal or interest only) on each class of Notes of a given series, including during any periods of payments of interest only or principal only.  Payments of interest on and principal of any Notes will be made on the dates specified in the related Prospectus Supplement (each, a “Payment Date”) in such amounts as are described in the Prospectus Supplement.  The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series.  Payments of interest on the Notes will generally be made prior to payments of principal.  With respect to holders of one or more classes of Notes so designated in the related Prospectus Supplement, during a Revolving Period only payments of interest will be made on the Notes.  A series may include one or more classes of Notes (the “Strip Notes”) entitled to (i) principal payments with disproportionate, nominal or no interest payments or (ii) interest payments with disproportionate, nominal or no principal payments.  Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Strip Notes), or any combination of the foregoing.  The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate.  See also “Certain Information Regarding the Securities—Fixed Rate Securities” and “—Floating Rate Securities” in this Prospectus.  One or more classes of Notes of a series may be redeemable in whole or in part, including as a result of the Servicer exercising its option to purchase the related Receivables Pool or other early termination of the related Issuing Entity.  Noteholders will not be able to cause the Issuing Entity to redeem their Notes.

One or more classes of Notes of a given series may have fixed principal payment schedules, in the manner and to the extent set forth in the related Prospectus Supplement.  Noteholders of such Notes would be entitled to receive as payments of principal on any given Payment Date the amounts set forth on such fixed principal payment schedule.

Unless otherwise specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority.  Under certain circumstances, however, on any Payment Date the amount available for such payments could be less than the amount of interest payable on the Notes.  If this is the case, each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount of interest available for payment on the Notes.  See “Description of the Transfer and Servicing Agreements—Payments” and “—Credit and Cash Flow Enhancement” in this Prospectus.

If a series of Notes includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination of such schedule or formula, of each such class will be set forth in the related Prospectus Supplement.  Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

The Indenture

Modification of Indenture.  If an Issuing Entity has issued Notes pursuant to an Indenture, the Issuing Entity and the applicable indenture trustee may, with the consent of the holders of a majority in principal amount of such Notes then outstanding (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates), execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

Unless otherwise provided in the related Prospectus Supplement, the Issuing Entity and the applicable indenture trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, but with prior notice to the rating agencies, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided, that either (i) the Servicer delivers to the Indenture Trustee an officer’s certificate stating that such amendment will not materially and adversely affect the interest of any such Noteholder or the Swap Counterparty or (ii) the Indenture Trustee has been provided a letter from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., to the effect that such supplemental indenture amendment will not result in the reduction or withdrawal of any rating it currently assigns to any class of Notes of the related series, and the Indenture Trustee has provided Moody’s with 10 days prior written notice of the proposed supplemental indenture and Moody’s shall not have notified the Indenture Trustee that the amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes of the related series.

Additionally, unless otherwise provided in the related Prospectus Supplement, the Issuing Entity and the applicable indenture trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, but with prior notice to the rating agencies, for the purpose of, among other things, correcting or amplifying the description of the collateral, evidencing the assumption of the Issuing Entity’s obligations under the Indenture, the Notes and the Certificates, as applicable, by a permitted successor to the Issuing Entity, adding additional covenants of the Issuing Entity for the benefit of the related Noteholders and/or Swap Counterparty, surrendering rights of the Issuing Entity, conveying, or otherwise transferring or pledging, property to or with the related indenture trustee, evidencing and providing for the appointment of a successor indenture trustee or adding or changing any of the provisions of the Indenture as shall be necessary and permitted to facilitate the administration by more than one indenture trustee, and modifying, eliminating or adding to the provisions of the Indenture in order to comply with the Trust Indenture Act of 1939, as amended.

Unless otherwise specified in the related Prospectus Supplement with respect to a series of Notes, without the consent of the holder of each such outstanding Note affected thereby no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount of any such Note, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults under the related Indenture and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Issuing Entity, any other obligor on such Notes, the Depositor or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the Receivables if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such series; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.

Events of Default; Rights Upon Event of Default.  With respect to the Notes of a given series, unless otherwise specified in the related Prospectus Supplement, “Events of Default” under the related Indenture will consist of: (i) a default for five days or more in the payment of any interest on any such Note; (ii) a default in the payment of the principal of or any installment of the principal of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable Issuing Entity made in the related Indenture which materially and adversely affects interests of the Noteholders and the continuation of any such default for a period of 90 days after written notice of such default is given to such Issuing Entity by the applicable indenture trustee or to such Issuing Entity and such indenture trustee by the holders of at least a majority of the principal amount of such Notes then outstanding acting together as a single class; (iv) any representation or warranty made by such Issuing Entity in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made which materially and adversely affects the interests of the Noteholders, and such breach not having been cured within 60 days after written notice of such breach is given to such Issuing Entity by the applicable indenture trustee or to such Issuing Entity and such indenture trustee by the holders at least a majority of the principal amount of such Notes then outstanding acting together as a single class; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the applicable Issuing Entity (which, if involuntary, remains unstayed for more than 90 days).

However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the Collection Account.  Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for such class of Notes.  Notwithstanding the foregoing, if a delay in or failure of performance referred to under clauses (i) through (iv) above was caused by force majeure or other similar occurrence, the grace period set forth in the applicable clause will be extended for a period of 30 calendar days.  In addition, as described below, following the occurrence of an Event of Default (other than an Event of Default related to the failure to make required payments) and acceleration of the maturity of the Notes, the indenture trustee is not required to sell the assets of the Issuing Entity (as described above under “The Issuing Entity Property” in this Prospectus), and the indenture trustee may sell the assets of the related Issuing Entity only after meeting requirements specified in the Indenture.  Under those circumstances, even if the maturity of the Notes has been accelerated, there may not be any funds to pay the principal owed on the Notes.

If an Event of Default should occur and be continuing with respect to the Notes of any series, the related indenture trustee or holders of a majority in principal amount of such Notes then outstanding (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) acting together as a single class may declare the principal of such Notes to be immediately due and payable.  Unless otherwise specified in the related Prospectus Supplement, such declaration may be rescinded by the holders of a majority in principal amount of such Notes then outstanding (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) acting together as a single class if:

(i)

the Issuing Entity has paid or deposited with the indenture trustee a sum sufficient to pay:

(A) all payments of principal of and interest on the Notes and all other amounts that would then be due on such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(B)  all sums paid by the indenture trustee under the related Indenture and the reasonable compensation, expenses and disbursements of the indenture trustee and its agents and counsel; and

(ii)

all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived.

If so specified in the related Prospectus Supplement, an Event of Default during a Revolving Period may cause the early termination of such Revolving Period and the commencement of payments of principal on the Notes.

If the Notes of any series are due and payable following an Event of Default with respect thereto, the related indenture trustee may institute proceedings to collect amounts due or foreclose on Issuing Entity property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Issuing Entity maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration.  Unless otherwise specified in the related Prospectus Supplement, however, such indenture trustee is prohibited from selling the related Receivables following an Event of Default, other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Note of such series, unless (i) the holders of all such outstanding Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or (iii) such indenture trustee determines that the proceeds of Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such indenture trustee obtains the consent of the holders of 66 2/3% of the aggregate outstanding principal amount of such Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates).  Unless otherwise specified in the Prospectus Supplement, in the event of the sale of the Receivables by the indenture trustee following an Event of Default, the Noteholders will receive notice and opportunity to submit a bid in respect of such sale.

If an Event of Default occurs and is continuing and the indenture trustee has actual knowledge of such Event of Default, the indenture trustee shall be obligated to mail to each Noteholder notice of the Event of Default within 90 days of the discovery of such Event of Default. Except in the case of an Event of Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the indenture trustee may withhold the notice to Noteholders if and so long as a committee of its officers in good faith determines that withholding the notice is in the best interests of Noteholders.

Subject to the provisions of the applicable Indenture relating to the duties of the related indenture trustee, if an Event of Default occurs and is continuing with respect to a series of Notes, the related indenture trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of such Notes, if the related indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request.  Subject to the provisions for indemnification and certain limitations contained in the related Indenture, the holders of not less than a majority of the principal amount of the outstanding Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable indenture trustee, and the holders of a majority in principal amount of such Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) then outstanding may, in certain cases, waive any default under the related Indenture, except a default in the deposit of collections or other required amounts, any required payment from amounts held in any Trust Account in respect of amounts due on the Notes, payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates).

Any Notes owned by the Depositor, the Servicer or any of their affiliates will be entitled to equal and proportionate benefits under the Indenture, except that such Notes, while owned by the Depositor, the Servicer or any of their affiliates, will not be considered to be outstanding for the purpose of determining whether the requisite percentage of noteholders have given any request, demand, authorization, direction, notice, consent or other action under the Indenture.

Unless otherwise specified in the related Prospectus Supplement, no holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable indenture trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series (other than TMCC, TAFR LLC, or any of their affiliates) have made written request to such indenture trustee to institute such proceeding in its own name as indenture trustee, (iii) such holder or holders have offered such indenture trustee reasonable indemnity, (iv) such indenture trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to such indenture trustee during such 60 day period by the holders of a majority in principal amount of such outstanding Notes (other than TMCC, TAFR LLC, or any of their affiliates).

In addition, each indenture trustee and the related Noteholders by accepting the related Notes, covenants that they will not at any time institute against the applicable Issuing Entity any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

With respect to any Issuing Entity, neither the related indenture trustee nor the related owner trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Issuing Entity nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Issuing Entity contained in the applicable Indenture.

Certain Covenants.  Each Indenture will provide that the related Issuing Entity may not consolidate with or merge into any other entity, unless, among other things, (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes such Issuing Entity’s obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Issuing Entity under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Issuing Entity has been advised that the rating of the Notes of such series then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation and (v) such Issuing Entity has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Issuing Entity or to any related Noteholder or Certificateholder.

Each Issuing Entity will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such Issuing Entity (collectively, the “Related Documents”), sell, transfer, exchange or otherwise dispose of any of the assets of such Issuing Entity, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Internal Revenue Code of 1986, as amended (referred to in this Prospectus as the “Code”) or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Issuing Entity, (iii) except as expressly permitted by the Related Documents, dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of such Issuing Entity or any part thereof, or any interest in the assets of the Issuing Entity or the proceeds thereof.

No Issuing Entity may engage in any activity other than as specified in this Prospectus or in the related Prospectus Supplement.  No Issuing Entity will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

Annual Compliance Statement.  Each Issuing Entity will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the Indenture.

Indenture Trustee’s Annual Report.  The indenture trustee for each Issuing Entity will be required to distribute each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Issuing Entity to the applicable indenture trustee in its individual capacity, the property and funds physically held by such indenture trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.

Satisfaction and Discharge of Indenture.  An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related indenture trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such indenture trustee of funds sufficient for the payment in full of all such Notes.

The Indenture Trustee

The indenture trustee for a series of Notes will be specified in the related Prospectus Supplement.  The indenture trustee for any series generally may resign at any time.  Upon resignation of the indenture trustee, the Issuing Entity will be obligated to appoint a successor thereto for such series.  The Issuing Entity or administrator may also remove any such indenture trustee if such indenture trustee ceases to be eligible to continue as such under the related Indenture or if such indenture trustee becomes insolvent.  In such circumstances, the Issuing Entity will be obligated to appoint a successor thereto for the applicable series of Notes.  Any resignation or removal of the indenture trustee and appointment of a successor thereto for any series of Notes will not become effective until acceptance of the appointment by such successor.

DESCRIPTION OF THE CERTIFICATES

General

With respect to each Issuing Entity that issues Certificates, one or more classes (each, a “class”) of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part.  Such Certificates will not be offered by the related Prospectus Supplement.  The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement, as applicable.

Any Certificates of a given series, which will be owned initially by the Depositor or its affiliates, will be entitled to equal and proportionate benefits under the applicable Trust Agreement.

Payments of Principal and Interest

The timing and priority of payments, seniority, allocations of losses, interest rate or pass through rate (the “Pass Through Rate”) and amount of or method of determining payments with respect to principal and interest of each class of Certificates will be described in the related Prospectus Supplement.  Payments of interest on and principal of such Certificates or other distributions on the Certificates, including distributions of excess Available Collections, if interest and principal payments are inapplicable, will be made on the dates specified in the related Prospectus Supplement (each, a “Payment Date”) and in the amounts described in the related Prospectus Supplement.  Each class of Certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate, any combination of the foregoing or, if interest is inapplicable to the Certificates,  none of the foregoing.  The related Prospectus Supplement will specify the Pass Through Rate for each class of Certificates of a given series or the method for determining such Pass Through Rate.  See also “Certain Information Regarding the Securities—Fixed Rate Securities” and “—Floating Rate Securities” in this Prospectus.  To the extent that it is so specified in the related Prospectus Supplement, payments of principal will not be made during a specified Revolving Period.  Unless otherwise provided in the related Prospectus Supplement, payments in respect of the Certificates of a given series that includes Notes may be paid sequentially later than or be subordinated to payments in respect of the Notes of such series as more fully described in the related Prospectus Supplement.

In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of payments in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination of such schedule or formula, of each such class shall be as set forth in the related Prospectus Supplement.

If and as provided in the related Prospectus Supplement, certain amounts remaining on deposit in the Collection Account after all required payments to the related Securityholders have been made may be released to the Depositor, TMCC or one or more third party credit or liquidity enhancement providers.

CERTAIN INFORMATION REGARDING THE SECURITIES

Fixed Rate Securities

Any class of Securities (other than certain classes of Strip Notes) may bear interest at a fixed rate per annum (“Fixed Rate Securities”) or at a variable or adjustable rate per annum (“Floating Rate Securities”), as more fully described below and in the related Prospectus Supplement.  Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass Through Rate, as the case may be, specified in the related Prospectus Supplement.  Unless otherwise set forth in the related Prospectus Supplement, interest on each class of Fixed Rate Securities will be computed on the basis of a 360 day year of twelve 30 day months.  See “Description of the Notes—Principal and Interest on the Notes” and “Description of the Certificates—Payments of Principal and Interest” in this Prospectus.

Floating Rate Securities

Each class of Floating Rate Securities will bear interest during each applicable Interest Period at a rate per annum determined by reference to an interest rate basis (the “Base Rate”), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement.

The “Spread” is the number of basis points to be added to or subtracted from the related Base Rate applicable to such Floating Rate Securities.  The “Spread Multiplier” is the percentage of the related Base Rate applicable to such Floating Rate Securities by which such Base Rate will be multiplied to determine the applicable interest rate on such floating Rate Securities.  The “Index Maturity” is the period to maturity of the instrument or obligation with respect to which the Base Rate will be calculated.

The related Prospectus Supplement will designate one of the following Base Rates as applicable to a given Floating Rate Security: (i) the CD Rate (a “CD Rate Security”), (ii) the Commercial Paper Rate (a “Commercial Paper Rate Security”), (iii) the Federal Funds Rate (a “Federal Funds Rate Security”), (iv) LIBOR (a “LIBOR Security”) or (v) the Treasury Rate (a “Treasury Rate Security”).

“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.  “H.15 Daily Update” means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.  “Interest Reset Date” will be the first day of the applicable Interest Reset Period, or such other day as may be specified in the related Prospectus Supplement with respect to a class of Floating Rate Securities.

Each related Prospectus Supplement will specify whether the rate of interest on the related Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually, annually or such other specified period (each, an “Interest Reset Period”) and the dates on which such Interest Rate will be reset (each, an “Interest Reset Date”).  Unless otherwise specified in the related Prospectus Supplement, the Interest Reset Date will be, in the case of Floating Rate Securities which reset: (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Securities which will reset the Tuesday of each week, except as specified below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of the two months specified in the related Prospectus Supplement; and (vi) annually, the third Wednesday of the month specified in the related Prospectus Supplement.

The interest rate that will take effect with respect to a Floating Rate Security on an Interest Reset Date will be the rate determined as of the applicable interest determination date (each, an “Interest Determination Date”).  Unless otherwise indicated in the applicable prospectus supplement:  the Interest Rate Determination Date with respect to an Interest Reset Date for CD Rate Securities, Commercial Paper Rate Securities and Federal Funds Rate Securities will be such Interest Reset Date; the Interest Determination Date with respect to an Interest Reset Date for LIBOR Securities will be the second London Business Day preceding such Interest Reset Date; the Interest Determination Date with respect to an Interest Reset Date for Treasury Rate Securities will be the day of the week on which Treasury bills normally would be auctioned (Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding an Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction.

Unless otherwise specified in the related Prospectus Supplement, if any Interest Reset Date for any Floating Rate Security would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Security as to which LIBOR is an applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.  Unless specified otherwise in the related Prospectus Supplement, “Business Day” means a day other than a Saturday, a Sunday, a legal holiday or a day on which commercial banks in New York, New York, or San Francisco, California are authorized or obligated by law, regulation, executive order or decree to be closed.  Unless otherwise specified in the related Prospectus Supplement, with respect to determining the Interest Reset Date for Notes as to which LIBOR is an applicable Base Rate, the definition of Business Day will also include all London Business Days.  “London Business Day” means any day (a) on which commercial banks are open for business, including dealings in such Index Currency in London and (b) if the Index Currency is the Euro a day on which the Trans European Automated Real time Gross Settlement Express Transfer System (“TARGET system”) is open and on which commercial banks and foreign exchange markets settle payments in London and New York.

Unless otherwise specified in the related Prospectus Supplement, if any Payment Date for any Floating Rate Security (other than the Final Payment Date) would otherwise be a day that is not a Business Day, such Payment Date will be the next succeeding day that is a Business Day except that in the case of a Floating Rate Security as to which LIBOR is the applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Payment Date will be the immediately preceding Business Day.  Unless otherwise specified in the related Prospectus Supplement, if the final Payment Date of a Floating Rate Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Final Payment Date.

Except as otherwise specified in the related Prospectus Supplement, each Floating Rate Security will accrue interest on an “Actual/360” basis, an “Actual/Actual” basis, or a “30/360” basis, in each case as specified in the related Prospectus Supplement.  For Floating Rate Securities calculated on an Actual/360 basis and Actual/Actual basis, accrued interest for each Interest Period will be calculated by multiplying (i) the face amount of such Floating Rate Security, (ii) the applicable interest rate, and (iii) the actual number of days in the related Interest Period, and dividing the resulting product by 360 or 365, as applicable (or, with respect to an Actual/Actual basis Floating Rate Security, if any portion of the related Interest Period falls in a leap year, the product of (i) and (ii) above will be multiplied by the sum of (X) the actual number of days in that portion of such Interest Period falling in a leap year divided by 366 and (Y) the actual number of days in that portion of such Interest Period falling in a non leap year divided by 365).  For Floating Rate Securities calculated on a 30/360 basis, accrued interest for an Interest Period will be computed on the basis of a 360 day year of twelve 30 day months, irrespective of how many days are actually in such Interest Period.  Unless otherwise specified in the related Prospectus Supplement, with respect to any Floating Rate Security that accrues interest on a 30/360 basis, if any Payment Date including the related Final Payment Date falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Payment Date.  The “Interest Period” with respect to any class of Floating Rate Securities will be set forth in the related Prospectus Supplement.

As specified in the related Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period.  In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

Each Issuing Entity with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a “Calculation Agent”) to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto.  The related Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be the related indenture trustee with respect to such series.  All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class.  Unless otherwise specified in the related Prospectus Supplement, all percentages resulting from any calculation on Floating Rate Securities will be rounded to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on Floating Rate Securities will be rounded to the nearest cent (with one half cent being rounded upward).

CD Rate Securities.  Each CD Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the related Prospectus Supplement.

Unless otherwise specified in the related Prospectus Supplement, the “CD Rate” for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “CD Rate Determination Date”) for negotiable United States dollar certificates of deposit having the Index Maturity specified in the related Prospectus Supplement as published in H.15(519), as defined above, under the heading “Floating Rate Securities.”

The following procedures will be followed if the CD Rate cannot be determined as described above:

(1)

If the rate referred to above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, then the CD Rate on the applicable CD Rate Determination Date will be the rate for negotiable United States dollar certificates of deposit of the Index Maturity specified in the related Prospectus Supplement as published in H.15 Daily Update (as defined above), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market)”.

(2)

If the rate referred to in clause (1) above is not so published by 3:00 p.m., New York City time, on the related Calculation Date, then the CD Rate on the applicable CD Rate Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on the applicable CD Rate Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in the City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the related Prospectus Supplement in an amount that is representative for a single transaction in that market at the time.

(3)

If the dealers selected by the Calculation Agent are not quoting as set forth in clause (2) above, the CD Rate on the applicable CD Rate Determination Date will be the rate in effect on the applicable CD Rate Determination Date.

The “Calculation Date” pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the Business Day preceding the applicable Payment Date.

Commercial Paper Rate Securities.  Each Commercial Paper Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the related Prospectus Supplement.

Unless otherwise specified in the related Prospectus Supplement, the “Commercial Paper Rate” for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Security as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield, as defined below, on the applicable Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the related Prospectus Supplement published in H.15(519) under the heading “Commercial Paper—Nonfinancial.”

The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

(1)

If the rate referred to above is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the Commercial Paper Rate will be the Money Market Yield on the applicable Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the related Prospectus Supplement published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the caption “Commercial Paper—Nonfinancial”.

(2)

If by 3:00 p.m., New York City time, on the related Calculation Date the Commercial Paper Rate is not yet published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate for the applicable Commercial Paper Rate Determination Date will be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on the applicable Commercial Paper Rate Determination Date of three leading dealers of United States dollar commercial paper in The City of New York, which may include the Calculation Agent and its affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity designated in the related Prospectus Supplement placed for industrial issuers whose bond rating is “Aa”, or the equivalent, from a nationally recognized securities rating organization.

(3)

If the dealers selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Commercial Paper Rate determined on the applicable Commercial Paper Rate Determination Date will be the rate in effect on the applicable Commercial Paper Rate Determination Date.

“Money Market Yield” means a yield (expressed as a percentage rounded upward to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

Money Market Yield =	D X 360	X 100
360 - (D X M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Interest Period for which interest is being calculated.

The “Calculation Date” pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the related Payment Date.

Federal Funds Rate Securities.  Each Federal Funds Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the related Prospectus Supplement.

Unless otherwise specified in the related Prospectus Supplement, the “Federal Funds Rate” for each Interest Reset Period shall be the effective rate as of the first Business Day prior to the Interest Reset Date for such Interest Reset Period (a “Federal Funds Rate Determination Date” for United States dollar federal funds as published in H.15(519) under the heading “Federal Funds (Effective),” as displayed on Reuters Telerate LLC or any successor service on page 120 or any other page as may replace the applicable page on that service (“Telerate Page 120”).

The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

(1)

If the rate referred to above does not appear on Telerate Page 120 or is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be the rate on the applicable Federal Funds Rate Determination Date for United States dollar federal funds published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading “Federal Funds (Effective)”.

(2)

If the Federal Funds Rate is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York, which may include the Calculation Agent and its affiliates, selected by the Calculation Agent before 9:00 a.m., New York City time on the applicable Federal Funds Rate Determination Date.

(3)

If the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Federal Funds Rate for the applicable Federal Funds Rate Determination Date will be the Federal Funds Rate in effect on the applicable Federal Funds Rate Determination Date.

The “Calculation Date” pertaining to any Federal Funds Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Federal Funds Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the related Payment Date.

LIBOR Securities.  Each LIBOR Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Security and in the related Prospectus Supplement.

Unless otherwise specified in the related Prospectus Supplement, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Security as follows:

•

Unless otherwise specified in the related Prospectus Supplement, the method for calculating LIBOR will be the rate for deposits in the Index Currency having the Index Maturity designated in the related Prospectus Supplement commencing on the second “London Business Day” (as defined above) immediately following the applicable Interest Determination Date that appears on the Reuters Screen LIBOR 01 Page as of 11:00 a.m. London time, on the applicable Interest Determination Date.

The following procedures will be followed if LIBOR cannot be determined as described above:

(1)

With respect to an Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Reuters Screen LIBOR 01 Page as specified above, LIBOR for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the related Prospectus Supplement, commencing on the second London Business Day immediately following the applicable Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable Index Currency in that market at that time.  If at least two such quotations are provided, LIBOR determined on the applicable Interest Determination Date will be the arithmetic mean of the quotations.

(2)

If fewer than two quotations referred to in clause (1) above are provided, LIBOR determined on the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 a.m., or such other time specified in the related Prospectus Supplement, in the applicable Principal Financial Center, on the applicable Interest Determination Date by three major banks, which may include the Calculation Agent and its affiliates, in that Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the related Prospectus Supplement and in a principal amount that is representative for a single transaction in the Index Currency in that market at that time.

(3)

If the banks so selected by the calculation agent are not quoting as mentioned in clause (2) above, LIBOR for the applicable Interest Determination Date will be LIBOR in effect on the applicable Interest Determination Date.

“Index Currency” means the currency specified in the related Prospectus Supplement as the currency for which LIBOR will be calculated.  If no currency is specified in the related Prospectus Supplement, the Index Currency will be United States dollars.

“Principal Financial Center” means, unless otherwise specified in the related Prospectus Supplement, the capital city of the country issuing the Index Currency relates, except that with respect to United States dollars, Australian dollars, Canadian dollars, euros, South African Rand and Swiss Francs, the Principal Financial Center will be the City of New York, Sydney, Toronto, London, Johannesburg and Zurich, respectively.

Treasury Rate Securities.  Each Treasury Rate Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the related Prospectus Supplement determined on the “Treasury Rate Determination Date” specified in such Prospectus Supplement.

Unless specified otherwise in the related Prospectus Supplement, the “Treasury Rate” for each Interest Period means the rate from the auction held on the applicable Interest Determination Date (“Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified in the applicable pricing supplement under the caption “INVESTMENT RATE” on the display on Reuters Telerate LLC or any successor service on page 56 or any other page as may replace page 56 on that service (“Telerate Page 56”) or page 57 or any other page as may replace page 57 on that service (“Telerate Page 57”).

The following procedures will be followed if the Treasury Rate cannot be determined as described above:

(1)   If the rate described above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High”.

(2)   If the rate described in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury.

(3)   If the rate described in clause (2) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable pricing supplement published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”.

(4)   If the rate described in clause (3) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”.

(5)   If the rate described in clause (4) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date calculated by the calculation agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, which may include the calculation agent or its affiliates, selected by the calculation agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable pricing supplement.

(6)   If the dealers selected by the calculation agent are not quoting as described in clause (5) above, the Treasury Rate for the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

        ”Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =	D x N 360 - (D x M)	x 100

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.

The “Calculation Date” pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

Indexed Securities

To the extent so specified in any Prospectus Supplement, any class of Securities of a given series may consist of Securities (“Indexed Securities”) in which the principal amount payable on the final Payment Date for such class (the “Indexed Principal Amount”) and/or the interest payable on any Payment Date is determined by reference to a measure (the “Index”) which will be related to the exchange rates of one or more currencies or composite currencies (the “Index Currencies”).  Holders of Indexed Securities may receive a principal amount on the related final Payment Date that is greater than or less than the face amount of the Indexed Securities depending upon the relative value on the related final Payment Date of the specified indexed item.  Information as to the method for determining the principal amount payable on the related final Payment Date, if any, and, where applicable, certain historical information with respect to the specific indexed item or items and special tax considerations associated with investment in Indexed Securities, will be set forth in the related Prospectus Supplement.  Notwithstanding anything to the contrary in this Prospectus, for purposes of determining the rights of a Securityholder indexed as to principal in respect of voting for or against amendments to the related Trust Agreement, Indenture, or other related agreements as the case may be, and modifications and the waiver of rights under such Agreements, the principal amount of such Indexed Security shall be deemed to be the face amount thereof upon issuance.

If the determination of the Indexed Principal Amount of an Indexed Security is based on an Index calculated or announced by a third party and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time such Indexed Security was issued and permitted changes described in the related Prospectus Supplement), then such Index shall be calculated for purposes of such Indexed Security by an independent calculation agent named in the related Prospectus Supplement on the same basis, and subject to the same conditions and controls, as applied to the original third party.  If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the Indexed Principal Amount of such Indexed Security shall be calculated in the manner set forth in the related Prospectus Supplement.  Any determination of such independent calculation agent shall, in the absence of manifest error, be binding on all parties.

The related Prospectus Supplement will describe whether the principal amount of the related Indexed Security, if any, that would be payable upon redemption or repayment prior to the applicable final scheduled Payment Date will be the face amount of such Indexed Security, the Indexed Principal Amount of such Indexed Security at the time of redemption or repayment or another amount described in such Prospectus Supplement.

Derivative and Other Cash Flow Enhancement Arrangements

The Issuing Entity may also include one or more derivative or other cash flow arrangements to ensure the timely payment of interest on the Securities of a series or any class of Securities. Such arrangements may include maturity liquidity facilities, interest rate cap or floor agreements or interest rate or currency swap agreements.  The type of arrangements, if any, for a series of Securities or class of Securities, along with a description of the provider of such arrangements, will be described in the related Prospectus Supplement.

Revolving Period

If so specified in the related Prospectus Supplement, the Sale and Servicing Agreement for any series may provide that all or a portion of the principal collected on the Receivables may be applied by the indenture trustee to the acquisition of subsequent Receivables during a specified period rather than used to distribute payments of principal to holders of one or more classes of securities of such series during that period.  The duration of any such Revolving Period (a “Revolving Period”) will not exceed three years.  Any specified Revolving Period would be followed by an “Amortization Period,” during which securityholders would receive payments in respect of principal.  Any Revolving Period may terminate earlier than its scheduled end date upon the occurrence of certain events specified in the related Prospectus Supplement.  Any such termination of a Revolving Period would result in earlier than expected principal repayment of the Securities.

Premium Proceeds

If so specified in the related Prospectus Supplement, on the Closing Date, the aggregate outstanding principal amount of the securities may exceed the aggregate principal balance of the Receivables plus the amount, if any, on deposit in the pre-funding account.  In order to reduce this securities premium, the Issuing Entity will pay additional principal on each Payment Date to the securityholders to the extent of the remaining funds, if any, available for distribution after all other payments due on that Payment Date have been paid and until the outstanding principal amount of the securities is less than or equal to the Pool Balance on the last day of the related Collection Period.

Book Entry Registration

General

Upon issuance, unless otherwise specified in the related Prospectus Supplement, all notes in book-entry form having the same original issue date, Maturity and otherwise having identical terms and provisions will be represented by one or more fully registered global notes. Each global note will be deposited with, or on behalf of, the Depository Trust Company (“DTC”), as depository, registered in the name of DTC or a nominee of DTC.

Except as described below, a global note may not be transferred except as a whole: (1) by DTC to a nominee of DTC; (2) by a nominee of DTC to DTC or another nominee of DTC; (3) by DTC or any nominee to a successor of DTC or a nominee of the successor.

So long as DTC or its nominee is the registered owner of a global note, DTC or its nominee, as the case may be, will be the sole holder of the notes in book-entry form represented by the global note for all purposes under the Indenture. Except as otherwise provided in this section, the actual purchasers, or “Beneficial Owners”, of the global note or notes representing notes in book-entry form will not be entitled to receive physical delivery of notes in certificated form and will not be considered to be the holders of the notes for any purpose under the Indenture, and no global note representing notes in book-entry form will be exchangeable or transferable. Accordingly, each person owning a beneficial interest in a global note must rely on the procedures of DTC and, if a person is not a participant, on the procedures of the participant through which the person owns its interest in order to exercise any rights of a holder under the Indenture.

We may elect to allow Beneficial Owners to hold their interest in a Global Note held by DTC through Clearstream Banking, société anonyme (“Clearstream”) or Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”), if they are participants in those systems, or indirectly through organizations that are participants in those systems. Clearstream and Euroclear will hold interests on behalf of their customers through accounts held in Clearstream’s and Euroclear names on the books of their respective depositaries, which in turn will hold the interests in the depositaries’ names on the books of DTC.

We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a global note desires to give or take any action that a holder is entitled to give or take under the Indenture, DTC would authorize the participants holding the relevant beneficial interests to give or take the desired action, and the participants would authorize Beneficial Owners owning through the participants to give or take the desired action or would otherwise act upon the instructions of Beneficial Owners. Euroclear operator or Clearstream, as the case may be, will take action on behalf of their participants only in accordance with its relevant rules and procedures and subject to its respective depositaries’ ability to effect such actions on its behalf through DTC.

The laws of some jurisdictions require that certain purchasers of securities take physical delivery of the securities in definitive certificated form. These limits and laws may impair the ability to transfer beneficial interests in a global note representing notes in book-entry form. Further, because DTC can act only on behalf of its participants, who in turn act on behalf of indirect participants, the ability of Beneficial Owners to pledge their interest in the notes to persons or entities that do not participate in the DTC system, or otherwise take action with respect to such interest, may be limited by the lack of a definitive certificate of such interest.

Settlement Procedures

The initial depository for the notes will be DTC. The depository will act as securities depository for the notes in book-entry form. The notes in book-entry form will be issued as fully registered securities registered in the name of Cede & Co., the depository’s nominee or such other name as may be requested by an authorized representative of DTC. One global note will be issued to represent each $500,000,000 of aggregate principal amount of notes of the same issue. Additional global notes will be issued to represent any remaining principal amount of the issue.

Purchases of notes in book-entry form under DTC’s system must be made by or through direct participants, which will receive a credit for notes in book-entry form on DTC’s records. The ownership interest of each Beneficial Owner is in turn recorded on the records of direct participants and indirect participants. Beneficial Owners of notes in book-entry form will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participants through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in a global note representing notes in book-entry form are accomplished by entries made on the books of participants acting on behalf of the Beneficial Owners. Beneficial Owners of a global note representing notes in book-entry form will not receive notes in certificated form representing their ownership interests in the notes, unless use of the book-entry system for notes in book-entry form is discontinued.

To facilitate subsequent transfers, all global notes representing notes in book-entry form which are deposited with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of global notes with DTC and their registration in the name Cede & Co. or such other DTC nominee effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the global notes representing the notes in book-entry form; DTC’s records reflect only the identity of the direct participants to whose accounts the notes in book-entry form are credited, which may or may not be the Beneficial Owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers and for forwarding all notices concerning the notes to their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to Beneficial Owners will by governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the notes in book-entry form within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in the issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the global notes representing the notes in book-entry form unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy to us as soon as possible after the applicable record date. The omnibus proxy assigns Cede & Co.’s consenting or voting rights to those direct participants, identified in a listing attached to the omnibus proxy, to whose accounts the notes in book-entry form are credited on the applicable record date.

So long as DTC, or its nominee, is a registered owner of the global notes representing the notes in book-entry form, we will make principal, premium, if any, and interest payments on the global notes representing the notes in book-entry form to DTC. DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds and corresponding detail information from TAFR LLC or the indenture trustee, on the applicable payment date in accordance with their respective holdings shown on DTC’s records. Payments by participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name”, and will be the responsibility of the participant and not of DTC, the indenture trustee or TAFR LLC, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal, premium, if any, and interest to DTC is the responsibility of TAFR LLC or the indenture trustee. Disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of payments to the Beneficial Owners is the responsibility of direct participants and indirect participants. Distributions with respect to Notes held through Clearstream or Euroclear will be credited, to the extent received by their respective depositaries, to the cash accounts of their participants in accordance with the relevant system’s rules and procedures.

DTC may discontinue providing its services as securities depository with respect to the notes in book-entry form at any time by giving reasonable notice to TAFR LLC or the indenture trustee. Under these circumstances, if a successor securities depository is not obtained, notes in certificated form are required to be printed and delivered.

We may decide (subject to the procedures of the securities depository) to discontinue use of a system of book-entry transfers through the depository or a successor securities depository. In that event, notes in definitive certificated form will be printed and delivered.

If DTC is at any time unwilling or unable to continue as depository and a successor depository is not appointed by us within 90 days, we will issue notes in certificated form in exchange for the notes represented by the global notes. In addition, we may at any time and in our sole discretion determine (subject to the procedures of the securities depositary) to discontinue use of a global note and, in that event, will issue notes in certificated form in exchange for the notes represented by the global note.  Notes so issued will be issued in minimum denominations as provided in applicable prospectus supplement and will be issued in registered form only, without coupons.

Secondary Market Trading

Because the purchaser determines the place of delivery, it is important to establish at the time of trading of any notes where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between participants of DTC, or “DTC Participants”.  Secondary market sales of notes held in DTC between DTC Participants will occur in the ordinary way in accordance with DTC rules and will be settled using the procedures applicable to United States corporate debt obligations.

Trading between participants of Euroclear, or “Euroclear Participants” and/or participants of Clearstream, or “Clearstream Participants”.  Secondary market sales of beneficial interests in the notes held through Euroclear or Clearstream to purchasers that will hold beneficial interests through Euroclear or Clearstream will be conducted in accordance with the normal rules and operating procedures of Euroclear and Clearstream and will be settled using the procedures applicable to conventional eurobonds.

Trading between DTC Seller and Euroclear/Clearstream Purchaser.  When book-entry interests in notes are to be transferred from the account of a DTC Participant to the account of a Euroclear or Clearstream accountholder, the purchaser must first send instructions to the Euroclear operator or Clearstream through a participant at least one business day (European time) prior to the settlement date, in accordance with its rules and procedures and within its established deadlines (European time). Clearstream Participants and Euroclear Participants may not deliver instructions directly to DTC. Euroclear or Clearstream will then instruct its depositary to receive the notes and make payment for them. On the settlement date, the depositary will make payment to the DTC Participant’s account and the notes will be credited to the depositary’s account. After settlement has been completed, DTC will credit the notes to the U.S. depositary for Euroclear or Clearstream, as the case may be. Euroclear operator or Clearstream will credit the notes, in accordance with its usual procedures, to the participant’s account, and the participant will then credit the purchaser’s account. These securities credits will appear the next business day (European time) after the settlement date. The cash debit from the account of Euroclear or Clearstream will be back-valued to the value date (which will be the preceding business day (European time) if settlement occurs in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the cash debit will instead be valued at the actual settlement date. Since the settlement will occur during New York business hours, a DTC Participant selling an interest in the notes can use its usual procedures for transferring notes to the U.S. depositary for Euroclear or Clearstream, as the case may be, for the benefit of Euroclear Participants or Clearstream Participants. The DTC seller will receive the sale proceeds on the settlement date. Thus, to the DTC seller, a cross-market sale will settle no differently than a trade between two DTC Participants.

Trading between a Euroclear or Clearstream Seller and a DTC Purchaser.  Due to time zone differences in their favor, Euroclear Participants and Clearstream Participants can use their usual procedures to transfer notes through the applicable U.S. depositary to a DTC Participant. The seller must first send instructions to Euroclear or Clearstream through a participant at least one business day (European time) prior to the settlement date. Euroclear or Clearstream will then instruct its U.S. Depositary to credit the notes to the DTC Participant’s account and receive payment. The payment will be credited in the account of the Euroclear or Clearstream Participant on the following business day (European time), but the receipt of the cash proceeds will be back-valued to the value date (which will be the preceding business day (European time) if settlement occurs in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the receipt of the cash proceeds will instead be valued at the actual settlement date.

Although the foregoing sets out the procedures of Euroclear, Clearstream and DTC in order to facilitate the transfers of interests in the notes among participants of DTC, Clearstream and Euroclear, none of Euroclear, Clearstream or DTC is under any obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither we nor any agent or any paying agent, any underwriter or any affiliate of any of the above, or any person by whom any of the above is controlled for the purposes of the Securities Act will have any responsibility for the performance by DTC, Euroclear and Clearstream or their respective direct or indirect participants or accountholders of their respective obligations under the rules and procedures governing their operations or for the sufficiency for any purpose of the arrangements described above.

The Clearing Systems

DTC.  DTC is a limited-purpose trust company organized under the New York Banking Laws, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants of DTC include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC”. DTCC, in turn, is owned by a number of its direct participants and Members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority.  Access to DTC’s system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC.

Clearstream.  Clearstream holds securities for Clearstream Participants and facilitates the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates. Clearstream provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a registered bank in Luxembourg, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector. Clearstream Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include these underwriters. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Participant either directly or indirectly.

Euroclear.  Euroclear holds securities for Euroclear Participants and clears and settles transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries. Euroclear is owned by Euroclear Clearance System Public Limited Company and operated through a license agreement by the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation, or the “Cooperative”. All operations are conducted by Euroclear, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with Euroclear, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters, dealers or agents with respect to the notes. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly. Euroclear advises that it is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium. Securities clearance accounts and cash accounts with Euroclear are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law, collectively referred to in this prospectus as the “Euroclear Terms and Conditions”. The Euroclear Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. Euroclear acts under the Euroclear Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Although DTC, Clearstream and Euroclear have agreed to these procedures in order to facilitate transfers of Securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Securities

The Certificates of a given series will be issued in fully registered, certificated form (“Definitive Certificates”).  Unless otherwise specified in the related Prospectus Supplement, the Notes of a given series will be issued in fully registered, certificated form (“Definitive Notes” and together with the Definitive Certificates, collectively referred to in this Prospectus as “Definitive Securities”) to Noteholders or their respective nominees, rather than to DTC or its nominee, only if (i) DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such administrator or trustee is unable to locate a qualified successor (and if it is an administrator that has made such determination, such administrator so notifies the applicable trustee in writing), (ii) the Depositor or the administrator or trustee, as applicable, at its option, elects to terminate the book entry system through DTC or (iii) after the occurrence of an Event of Default or a Servicer Default with respect to such Securities, holders representing at least a majority of the outstanding principal amount of the Notes of such series, acting together as a single class (but excluding any Notes held by TMCC, TAFR LLC, or any of their affiliates), advise the applicable trustee through DTC in writing that the continuation of a book entry system through DTC (or a successor to DTC) with respect to such Notes is no longer in the best interest of the holders of such Securities.

Upon the occurrence of any event described in the immediately preceding paragraph, the applicable indenture trustee will be required to notify all applicable Securityholders of a given series through Participants of the availability of Definitive Securities.  Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the applicable indenture trustee will reissue such Securities as Definitive Securities to such Securityholders.

Payments of principal of, and interest on, such Definitive Securities will thereafter be made by the applicable trustee or indenture trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable Record Date specified for such Securities in the related Prospectus Supplement.  Such payments will be made by check mailed to the address of such holder as it appears on the register maintained by the applicable indenture trustee.  The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final payment to the applicable Securityholders.  The applicable indenture trustee will provide such notice to the applicable Securityholders not less than 15 nor more than 30 days prior to the date on which such final payment is expected to occur.

Definitive Securities will be transferable and exchangeable at the offices of the applicable trustee or of a registrar named in a notice delivered to holders of Definitive Securities.  No service charge will be imposed for any registration of transfer or exchange, but the applicable trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

Unless otherwise specified in the related Prospectus Supplement with respect to the Notes of any series, three or more holders of the Notes of such series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related indenture trustee, obtain access to the list of all Noteholders maintained by such indenture trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes.  Such indenture trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders of such series.

The Depositor will be the initial Certificateholder for any series.

The Trust Agreement and Indenture will not provide for the holding of annual or other meetings of Securityholders.

Reports to Securityholders

With respect to each series of Securities that includes Notes, on or prior to each Payment Date, the Servicer will prepare and provide to the related indenture trustee a statement to be delivered to the related Noteholders on such Payment Date.  With respect to each series of Securities that includes Certificates, on or prior to each Payment Date, the Servicer will prepare and provide to the related owner trustee a statement to be delivered to the related Certificateholders.  With respect to each series of Securities, each such statement to be delivered to Securityholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series and as to the Certificates of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable:

(i)

the amount of the payment allocable to the principal amount of each class of Notes and to the Certificate Balance (if any) of each class of Certificates;

(ii)

the amount of the payment allocable to interest on each class of Securities;

(iii)

the number of Receivables, the Pool Balance and the Adjusted Pool Balance as of the close of business on the first day and the last day of the related Collection Period;

(iv)

the aggregate outstanding principal balance and the Note Pool Factor for each class of Notes, and the Certificate Balance and the Certificate Pool Factor for each class of Certificates, in each case before and after giving effect to all payments in respect of principal on such Payment Date;

(v)

the amount of the Basic Servicing Fee paid to the Servicer, the amount of any unpaid Basic Servicing Fee, if any, and the change in that amount from that of the prior Payment Date and the amount of any additional servicing compensation paid to the Servicer, each with respect to the related Collection Period;

(vi)

LIBOR for the immediately succeeding Interest Period;

(vii)

the Interest Rate for the Interest Period relating to the succeeding Payment Date for any class of Notes of such series with variable or adjustable rates;

(viii)

the Noteholders’ Interest Carryover Shortfall, the Noteholders’ Principal Carryover Shortfall, the Certificateholders’ Interest Carryover Shortfall and the Certificateholders’ Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to the Securities, and the change in such amounts from the preceding statement;

(ix)

the amount of Advances, if any, made in respect of the related Receivables and the related Collection Period and the amount of unreimbursed Advances on such Payment Date;

(x)

the balance of any related Reserve Fund, Pre-Funding Account, Yield Maintenance Account, currency swap, interest rate swap or other interest rate protection agreements or other credit or liquidity enhancement (including a Revolving Liquidity Note, surety bond or cash collateral account), on such date, (i) before giving effect to changes thereto on that date and the amount of those changes and (ii) after giving effect to changes thereto on that date and the amount of those changes;

(xi)

the Available Collections (as that term is defined in the prospectus supplement);

(xii)

payments to and from third party credit or cash flow enhancement providers, if any;

(xiii)

delinquency and loss information on the Receivables for the related Collection Period;

(xiv)

any material change in practices with respect to charge-offs, collection and management of delinquent Receivables, and the effect of any grace period, re-aging, re-structure, partial payments or other practices on delinquency and loss experience;

(xv)

any material modifications, extensions or waivers to Receivables terms, fees, penalties or payments during the Collection Period;

(xvi)

any material breaches of representations, warranties or covenants contained in the Transfer and Servicing Agreements;

(xvii)

any new issuance of notes or other securities backed by the Receivables;

(xviii)

any material change in the underwriting, origination or acquisition of Receivables; and

(xxix)

such other information as may be specified in the related prospectus supplement.

Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Issuing Entity, the applicable trustee will mail to each person who at any time during such calendar year has been a Securityholder with respect to such Issuing Entity and received any payment thereon a statement containing certain information for the purposes of such Securityholder’s preparation of federal income tax returns.  See “Certain Federal Income Tax Consequences” in this Prospectus.

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

The following summary describes certain terms of each of the Transfer and Servicing Agreements.  Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus forms a part.  The provisions of any of the Transfer and Servicing Agreements may differ in non-material respects from those described in this Prospectus and, if so, will be described in the related Prospectus Supplement.  This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.  If an Issuing Entity includes a Revolving Period, the related Prospectus Supplement and Transfer and Servicing Agreements will describe the allocations and application to be made in respect of principal during and after such Revolving Period.

Sale and Assignment of Receivables

On or prior to the Closing Date specified with respect to any given Issuing Entity in the related Prospectus Supplement (the “Closing Date”), TMCC will sell and assign to the Depositor, without recourse, pursuant to a Receivables Purchase Agreement (the “Receivables Purchase Agreement”), its entire interest in the Receivables comprising the related Receivables Pool, including the security interests in the Financed Vehicles.  On the Closing Date, the Depositor will transfer and assign to the applicable Issuing Entity, without recourse, pursuant to a Sale and Servicing Agreement, its entire interest in the Receivables comprising the related Receivables Pool, including its security interests in the related Financed Vehicles.  Each such Receivable will be identified in a schedule appearing as an exhibit to such Sale and Servicing Agreement (a “Schedule of Receivables”).  The applicable Issuing Entity will pledge its assets, including the Receivables, to the applicable indenture trustee, for the benefit of the Noteholders.  The applicable indenture trustee will, concurrently with such transfer and assignment, on behalf of the Issuing Entity, execute and deliver the related Notes and/or Certificates.  Unless otherwise provided in the related Prospectus Supplement, the net proceeds received from the sale of the Notes of a given series will be applied to the purchase of the related Receivables from TMCC and, to the extent specified in the related Prospectus Supplement, to make any required initial deposit into the Reserve Fund, Pre-Funding Account or Yield Maintenance Account.  If an Issuing Entity includes a Revolving Period, provision for acquisition of additional Receivables by the Issuing Entity will be made in the applicable Receivables Purchase Agreement and Sale and Servicing Agreement.

TMCC, pursuant to each Receivables Purchase Agreement, and the Depositor, pursuant to each Sale and Servicing Agreement, will represent and warrant, with respect to whether, among other things: (i) the information provided in the related Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures adverse to the Securityholders shall have been utilized in selecting the Receivables; (ii) the terms of each Receivable require the related Obligor to maintain physical damage insurance covering the Financed Vehicle in accordance with the TMCC’s normal requirements; (iii) as of the applicable Closing Date, to the best of its knowledge, the related Receivables are free and clear of all security interests, liens, charges and encumbrances (other than tax liens, mechanics’ liens and any liens that attach to a Receivable or any property, as the context may require, by operation of law) that are prior to, or of the same priority with, the security interests in the Financed Vehicles granted by the related Receivables, and no offsets, defenses or counterclaims have been asserted or threatened; (iv) as of the Closing Date, each of such Receivables is secured by a first priority perfected security interest in favor of the Sponsor in the Financed Vehicle or all necessary and appropriate actions have been taken to perfect a first priority security interest; (v) each related Receivable, at the time it was originated, complied and, as of the Closing Date, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws; and (vi) any other representations and warranties that may be set forth in the related Prospectus Supplement are true and correct in all material respects.

Unless otherwise provided in the related Prospectus Supplement, as of the last day of the second (or, if the Depositor so elects, the first) month following the discovery by or notice to the Depositor of a breach of any representation or warranty of the Depositor that materially and adversely affects the interests of the related Issuing Entity in any Receivable, the Depositor, unless the breach is cured in all material respects, will repurchase such Receivable (a “Warranty Receivable”) from such Issuing Entity and, pursuant to the Receivables Purchase Agreement, TMCC will purchase such Warranty Receivable from the Depositor, at a price equal to the Warranty Purchase Payment for such Receivable.  The “Warranty Purchase Payment” (1) for an Actuarial Receivable, will be equal to (a) the sum of (i) all remaining Scheduled Payments (and any applicable amounts in the Yield Maintenance Account, if any), (ii) all past due Scheduled Payments for which an Advance has not been made, (iii) all outstanding Advances made by the Servicer in respect of such Actuarial Receivable and (iv) an amount equal to any reimbursements of outstanding Advances made by the Servicer with respect to such Actuarial Receivable from collections made on or in respect of other Receivables, minus (b) the sum of (i) the rebate, if any, paid to the Obligor on an Actuarial Receivable on or before the date of such purchase and (ii) any other proceeds previously received (e.g., insurance or other proceeds in respect of the liquidation of such Actuarial Receivable) to the extent applied to reduce the Principal Balance of such Actuarial Receivable and (2) for a Simple Interest Receivable, will be equal to its unpaid principal balance, plus interest thereon at a rate equal to the sum of the Interest Rate or Pass Through Rate specified in the related Sale and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to such repurchase.  This repurchase obligation will constitute the sole remedy available to the Securityholders, the indenture trustee or the Issuing Entity for any such uncured breach by the Depositor.  The obligation of the Depositor to repurchase a Receivable will not be conditioned on performance by TMCC of its obligation to purchase such Receivable from the Depositor pursuant to the Receivables Purchase Agreement.

Pursuant to each Sale and Servicing Agreement, to ensure uniform quality in servicing both the Receivables and the Servicer’s own portfolio of automobile and/or light duty truck installment sales contracts, as well as to reduce administrative costs, the Depositor and each Issuing Entity will designate the Servicer as custodian to maintain possession (directly, or through an agent), on behalf of such Issuing Entity, of the related installment sale contracts and any other documents relating to the Receivables.  In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the Receivable files relating to comparable automotive Receivables that the Servicer services for itself or others.  The Servicer shall make available to the related Issuing Entity and the related Indenture Trustee a list of the locations of the Receivable files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as instructed by the related Issuing Entity or the related Indenture Trustee with reasonable advance notice.  The Receivables will not be physically segregated from other automobile and/or light duty truck installment sales contracts of the Servicer, or those which the Servicer services for others, to reflect the transfer to the related Issuing Entity.  However, UCC financing statements reflecting the sale and assignment of the Receivables by TMCC to the Depositor and by the Depositor to the applicable Issuing Entity and the pledge of the Receivables by the applicable Issuing Entity to the applicable indenture trustee will be filed, and the respective accounting records and computer files of TMCC and the Depositor will reflect such sale and assignment.  The Depositor, or the Servicer on behalf of the Depositor, will be responsible for maintaining such perfected security interest through the filing of continuation statements or amended financing statements, as applicable.  Because the Receivables will remain in the possession of the Servicer or its agent and will not be stamped or otherwise marked to reflect the assignment to the indenture trustee, if a subsequent purchaser were able to take physical possession of the Receivables without knowledge of the assignment, the indenture trustee’s interest in the Receivables could be defeated.  See “Risk Factors—The issuing entity’s security interests in financed vehicles may be unenforceable or defeated” and “Certain Legal Aspects of the Receivables—Security Interests” in this Prospectus.  In addition, under certain circumstances the indenture trustee’s security interest in collections that have been received by the Servicer but not yet remitted to the related Collection Account could be defeated.

Accounts

With respect to each Issuing Entity that issues Notes, the Servicer will establish and maintain with the related indenture trustee one or more accounts (each, a “Collection Account”), in the name of the indenture trustee on behalf of the related Securityholders and the Swap Counterparty, into which payments made on or with respect to the related Receivables, and all amounts released from any Yield Maintenance Account, Reserve Fund, Pre-funding Account or other form of credit enhancement will be deposited for payment to the related Securityholders.

If so provided in the related Prospectus Supplement, the Servicer will establish for each series of Securities an additional account (the “Payahead Account”), in the name of the related indenture trustee, into which, to the extent required by the Sale and Servicing Agreement, early payments by or on behalf of Obligors on Actuarial Receivables will be deposited until such time as the related payment becomes due.  Until such time as payments ahead are transferred from the Payahead Account to a Collection Account, they will not constitute collected interest or collected principal and will not be available for payment to the applicable Noteholders or Certificateholders.  The Payahead Account will initially be maintained with the applicable indenture trustee.

Any other accounts to be established with respect to an Issuing Entity, including any Yield Maintenance Account or any Reserve Fund will be described in the related Prospectus Supplement.

For any series of Securities, funds in the related Collection Account not allocated for the purchase of additional Receivables during any Revolving Period, any Yield Maintenance Account, the Reserve Fund and such other accounts as may be identified in the related Prospectus Supplement (collectively, the “Trust Accounts”) will be invested, at the direction of the Servicer, as provided in the related Sale and Servicing Agreement in Eligible Investments.

“Eligible Investments” will be specified in the related Transfer and Servicing Agreements and are generally limited to investments acceptable to the Rating Agencies rating such Notes as being consistent with the rating of such Notes.  Commercial paper issued by TMCC or its affiliates will be Eligible Investments, subject to satisfying criteria applicable to Eligible Investments.  Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature on or before the next Payment Date for such series.  However, to the extent permitted by the Rating Agencies, funds in any Trust Account may be invested in securities that will not mature prior to the date of the next payment with respect to such Certificates or Notes and will not be sold to meet any shortfalls.  Thus, the amount of cash in any Reserve Account at any time may be less than the balance of the amount specified for such purpose.  If the amount required to be withdrawn from any Reserve Account or drawn down on a Revolving Liquidity Note (at which time the Reserve Account may be unfunded) to cover shortfalls in collections on the related Receivables (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Fund, a temporary shortfall in the amounts paid to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series.  Except as otherwise specified in the related Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, “Investment Earnings”), shall be released to the Servicer on each Payment Date as additional servicing compensation.

The Trust Accounts will be maintained as Eligible Deposit Accounts.  “Eligible Deposit Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.  “Eligible Institution” means, with respect to an Issuing Entity, (a) the corporate trust department of the related indenture trustee or the related owner trustee (if it is the Paying Agent under the Trust Agreement), as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long term unsecured debt rating acceptable to the Rating Agencies or (B) a short term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.  Except as otherwise provided in the Sale and Servicing Agreement, in the event that the Collection Account maintained with the Indenture Trustee is no longer an Eligible Deposit Account, then the Servicer shall, with the Indenture Trustee’s assistance as necessary, cause the Collection Account to be moved to an Eligible Institution.

Servicing Procedures

The Servicer, for the benefit of each Issuing Entity, shall manage, service, administer and make collections on the Receivables (other than Administrative Receivables and Warranty Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle retail installment sales contracts that it services for itself or others.  The Servicer’s duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, state or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections and furnishing monthly and annual statements to the indenture trustee and owner trustee with respect to distributions, generating federal income tax information, making Advances and performing the other duties specified in the related Sale and Servicing Agreement.  The Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.  Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered to execute and deliver, on behalf of itself, each Issuing Entity, the owner trustee, the indenture trustee, the related securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles.  The Servicer is authorized to commence, in its own name or in the name of the related Issuing Entity, a legal proceeding to enforce a defaulted Receivable or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable, including a defaulted Receivable.  If the Servicer commences or participates in such a legal proceeding in its own name, the related Issuing Entity will be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other related property of the Issuing Entity with respect to such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant.  The Servicer is also authorized and empowered under each Sale and Servicing Agreement to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding.  If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the owner trustee on behalf of the related Issuing Entity shall, at the Servicer’s expense and written direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuing Entity, the indenture trustee, the related Noteholders or the related Certificateholders.  The owner trustee on behalf of the related Issuing Entity is required to furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Sale and Servicing Agreement.

The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Issuing Entity and will, consistent with the related Sale and Servicing Agreement, follow the collection procedures it follows with respect to comparable motor vehicle retail installment sale contracts it services for itself and others.

Consistent with its normal procedures, the Servicer will be authorized to grant certain rebates, adjustments or extensions with respect to the Receivables without the prior written consent of the owner trustee or the indenture trustee.  However, if any such modification alters the APR or the Amount Financed or the total number of Scheduled Payments of a Receivable or extends the maturity of a Receivable beyond the final scheduled maturity date for the latest maturing class of Notes of the related series, as set forth in the related Prospectus Supplement (the “Final Scheduled Maturity Date”), the Servicer will be obligated either to purchase such Receivable as described in the next paragraph or make Advances on each subsequent Payment Date in amounts equal to the amount of any reduction to the related Scheduled Payments to be paid by the related Obligors during the subsequent Collection Periods.  However, the Servicer may, if a default, breach, violation, delinquency or event permitting acceleration under the terms of any Receivable shall have occurred or, in the judgment of the Servicer, is imminent:

(A)

extend such Receivable for credit related reasons that would be acceptable to the Servicer with respect to comparable new, or used automobile or light-duty truck receivables that it services for itself, but only if (i) the final scheduled payment date of such Receivable as extended would not be later than the last day of the Collection Period preceding the Final Scheduled Maturity Date for the latest maturing class of Notes of the related series, and (ii) the rescheduling or extension would not modify the terms of such Receivable in a manner that would constitute a cancellation of such Receivable and the creation of a new receivable for federal income tax purposes; or

(B)

reduce an Obligor’s monthly payment amount in the event of a prepayment resulting from refunds of credit life and disability insurance premiums and service contracts and make similar adjustments in an Obligor’s payment terms to the extent required by law;

Additionally, if at the end of the scheduled term of any Receivable, the outstanding principal amount of the Receivable is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest, provided that the last such payment shall be due on or prior to the last day of the Collection Period preceding the Final Scheduled Distribution Date for the latest maturing class of Notes of the related series.  The Servicer may, in accordance with its customary servicing procedures, waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing the Receivables.

In the related Sale and Servicing Agreement, the Servicer will covenant that except as otherwise contemplated in such Sale and Servicing Agreement, (i) it will not  release any Financed Vehicle from the security interest granted in the related Receivable except (a) in the event of payment in full by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its customary servicing procedures, (b) in connection with repossession or (c) as may be required by an insurer in order to receive proceeds from any insurance policy covering such Financed Vehicle; (ii) it will do nothing to impair the rights of the Securityholders in the Receivables and (iii) it will not amend any Receivable such that the total number of Scheduled Payments, the Amount Financed or the APR is altered or the maturity of a Receivable is extended beyond the Final Scheduled Maturity Date unless it is making Advances corresponding to reductions to Scheduled Payments as described in the preceding paragraph above.  As of the last day of the second (or, if the Servicer so elects, the first) Collection Period following the Collection Period in which the Depositor, the Servicer, the indenture trustee or the owner trustee discovers or receives notice of a breach of any such covenant that materially and adversely affects the interests of the Securityholders in a Receivable, the Servicer, unless the breach is cured in all material respects, will purchase the Receivable (an “Administrative Receivable”) from the trustee at a price equal to the Administrative Purchase Payment for such Receivable.  The “Administrative Purchase Payment” (1) for an Actuarial Receivable, will be equal to (a) the sum of (i) all remaining Scheduled Payments (plus any amounts on deposit in the applicable Yield Maintenance Account), (ii) an amount equal to any reimbursements of outstanding Advances made by the Servicer with respect to such Actuarial Receivable from collections on or in respect of other Receivables and (iii) all past due Scheduled Payments for which an Advance has not been made, minus (b) all Payments Ahead with respect to such Receivable then on deposit in the Payahead Account and the Rebate, if any, paid to the Obligor on an Actuarial Receivable on or before the date of such purchase and (2) for a Simple Interest Receivable, will be equal to its unpaid Principal Balance, plus interest thereon at a rate equal to the sum of the contract rate or Pass Through Rate specified in the related Sale and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to such purchase.  Upon the purchase of any Administrative Receivable, the Servicer will for all purposes of the Sale and Servicing Agreement be deemed to have released all claims for the reimbursement of outstanding Advances made in respect of such Receivable.  This purchase obligation will constitute the sole remedy available to the Certificateholders, the Issuing Entity, the indenture trustee or the owner trustee for any such uncured breach by the Servicer.

If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon such Receivable, including the repossession and disposition of the related Financed Vehicle at a public or private sale, or the taking of any other action permitted by applicable law.  See “Certain Legal Aspects of the Receivables” in this Prospectus.

Insurance on Financed Vehicles

Each Receivable requires the related Obligor to maintain physical damage insurance covering loss or damage to the Financed Vehicle in an amount not less than the actual cash value thereof pursuant to which TMCC is named as a loss payee.  Since the Obligors may select their own insurers to provide the requisite coverage, the specific terms and conditions of their policies may vary.  The terms of each Receivable allow, but do not require, TMCC to obtain any such coverage on behalf of the Obligor.  In accordance with its normal servicing procedures, TMCC currently does not obtain insurance coverage on behalf of the Obligor.  TMCC currently does not monitor ongoing insurance compliance in connection with its customary servicing procedures.  In the event that the failure of an Obligor to maintain any such required insurance results in a shortfall in amounts to be paid to Securityholders, to the extent such shortfall is not covered by amounts on deposit in the Reserve Fund or other methods of credit enhancement, the Securityholders could suffer a loss on their investment.

Collections

With respect to each Issuing Entity, the Servicer will deposit all payments on the related Receivables (from whatever source) and all proceeds of such Receivables collected during each collection period specified in the related Prospectus Supplement (each, a “Collection Period”) into the related Collection Account.

The Servicer may retain all payments on or in respect of the Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period without segregation in its own accounts until deposited in the Collection Account on the Business Day immediately preceding the related Payment Date unless and until (i) TMCC ceases to be the Servicer, (ii) an Event of Default exists and is continuing or (iii) the short term unsecured debt of TMCC ceases to be rated at least P-1 by Moody’s and A-1 by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and alternative arrangements acceptable to the Rating Agencies are not made.  Thereafter, the Servicer will deposit all such payments and proceeds into the Collection Account not later than two Business Days after identification.  However, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds, and the Servicer, at its own risk and for its own benefit, may instruct the indenture trustee to invest amounts held in the Collection Account or the Payahead Account from the time deposited until the related Payment Date in Eligible Investments.  The Depositor or the Servicer, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of any Receivables to be purchased from the Issuing Entity into the Collection Account on or before the Business Day immediately preceding the related Payment Date.  If the Servicer were unable to remit such funds, Securityholders might incur a loss.  See “Risk Factors—Funds held by the servicer that are intended to be used to make payments on the securities may be exposed to a risk of loss” in this prospectus.

To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Issuing Entity to secure timely remittances of collections on the related Receivables and payment of the aggregate Warranty Purchase Payments and Administrative Purchase Payments with respect to Receivables required to be repurchased by the Depositor or the Servicer, as applicable.

Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to such Receivable, and then to the related Scheduled Payment.  Any collections on or in respect of a Receivable remaining after such applications will be considered an “Excess Payment”.  Excess Payments constituting a prepayment in full of Actuarial Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in respect of such Receivable (each, a “Prepayment”).  All other Excess Payments in respect of Actuarial Receivables will be held by the Servicer (or if the Servicer has not satisfied the conditions in clauses (i) through (iii) in the second preceding paragraph, deposited in the Payahead Account), as a Payment Ahead.

Advances

The related Prospectus Supplement may specify that the Servicer is permitted or required to make advances of interest or principal payments on the Receivables.  If the related Prospectus Supplement does not specify that the Servicer is required to make advances, then the Servicer is not required to make the advances described below or any other advances in respect of interest or principal payments on the Receivables.

If provided in the related Prospectus Supplement, if the Scheduled Payment due on an Actuarial Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, whether as the result of any extension granted to the Obligor or otherwise, the amount of Payments Ahead, if any, not previously applied with respect to such Actuarial Receivable, shall be applied by the Servicer to the extent of the shortfall and the Payments Ahead shall be reduced accordingly.  If any shortfall remains and provided in the related Prospectus Supplement, the Servicer will make an advance to the Issuing Entity in an amount equal to the amount of such shortfall (each, an “Actuarial Advance”).  The Servicer will not be obligated to make an Actuarial Advance to the extent that it determines, in its sole discretion, that such Actuarial Advance will not be recovered from subsequent collections on or in respect of the related Actuarial Receivable.  All Actuarial Advances shall be reimbursable to the Servicer, without interest, if and when a payment relating to a Receivable with respect to which an Actuarial Advance has previously been made is subsequently received (other than from Administrative Purchase Payments).  Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Actuarial Advances from collections on or in respect of other Receivables.

In addition, if provided in the related Prospectus Supplement, if the Scheduled Payment on a Simple Interest Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, the Servicer shall, subject to the limitations set forth below, advance to the Issuing Entity an amount with respect to such Simple Interest Receivable equal to the product of the Principal Balance of such Simple Interest Receivable as of the first day of the related Collection Period and one twelfth of its APR minus the amount of interest actually received on such Simple Interest Receivable during the related Collection Period (each, a “Simple Interest Advance”,  and together with the Actuarial Advances, the “Advances”).  If such a calculation results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of outstanding Simple Interest Advances.  In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of all outstanding Simple Interest Advances in respect of such Simple Interest Receivable, be withdrawn from the related Collection Account and paid to the Servicer in reimbursement of such outstanding Simple Interest Advances.  No advances of principal will be made with respect to Simple Interest Receivables.  The Servicer will not be obligated to make a Simple Interest Advance (other than in respect of an interest shortfall arising from the prepayment of a Simple Interest Receivable) to the extent that it determines, in its sole discretion, that such Simple Interest Advance will not be recovered from subsequent collections on or in respect of the related Simple Interest Receivable.  All Simple Interest Advances shall be reimbursable to the Servicer, without interest, when a payment relating to a Receivable with respect to which a Simple Interest Advance has previously been made is subsequently received (other than from Administrative Purchase Payments).  Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Simple Interest Advances from collections on or in respect of other Receivables.

If provided in the related Prospectus Supplement, the Servicer will also be required to make Advances with respect to each Receivable that it does not purchase as described above under “—Servicing Procedures” as to which it has made any modification that reduces the amount of Scheduled Payments to be paid by the related Obligor during subsequent Collection Periods.

If provided in the related Prospectus Supplement, the Servicer will make all Advances by depositing into the related Collection Account an amount equal to the aggregate of the Actuarial Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.  The related prospectus supplement will set forth the provisions to be contained in the related Sale and Servicing Agreement with regard to the applicable dates when Advances must be deposited into the related Collection Account.

Servicing Compensation and Payment of Expenses

Unless otherwise specified in the Prospectus Supplement with respect to any Issuing Entity, the Servicer will be entitled to receive the servicing fees for each Collection Period, as compensation for services rendered, in an amount equal to a percentage, specified in the Prospectus Supplement (the “Servicing Fee Rate”), of the Pool Balance as of the first day of the related Collection Period (the “Basic Servicing Fee”).  The Total Servicing Fee (together with any portion of all servicing fees that remains unpaid from prior Payment Dates) will be paid or retained by the Servicer as provided in the related Prospectus Supplement.

Unless otherwise provided in the related Prospectus Supplement with respect to a given Issuing Entity, the Servicer will also be entitled to collect and retain any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables as additional servicing compensation (the “Supplemental Servicing Fee,” and together with the Basic Servicing Fee, the “Total Servicing Fee”) and will be entitled to reimbursement from the Issuing Entity for certain liabilities.  The Servicer may also be entitled to receive any interest earned during a Collection Period from the investment of monies in the Trust Accounts.  Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer’s normal practices and procedures.

The Total Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of Receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, providing payment information, paying costs of collections and policing the collateral.  The Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, including making Advances, accounting for collections and furnishing monthly and annual statements to the related owner trustee and indenture trustee with respect to payments and generating federal income tax information for such Issuing Entity and for the related Noteholders and Certificateholders.  The Total Servicing Fee also will reimburse the Servicer for certain taxes, the fees of the related owner trustee and indenture trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

The “Pool Balance” will equal the aggregate Principal Balance of the Receivables.  The “Principal Balance” of a Receivable as of any date will equal the Amount Financed (as defined in the related Transfer and Servicing Agreement) minus the sum of (i) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such date allocable to principal, computed in accordance with the actuarial method, (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal, (iii) any Warranty Purchase Payment or Administrative Purchase Payment with respect to such Receivable allocable to principal (to the extent not included in clauses (i) and (ii) above) and (iv) any Prepayments or other payments applied to reduce the unpaid principal balance of such Receivable (to the extent not included in clauses (i), (ii) and (iii) above).

If so specified in the related Prospectus Supplement, the initial aggregate Principal Balance of the Receivables to be sold to the Issuing Entity on the Closing Date will be discounted to reflect the present value of all scheduled payments due on the Receivables that have not been applied on or prior to the Cutoff Date.

Payments

With respect to each series of Securities, beginning on the Payment Date specified in the related Prospectus Supplement, payments of principal and interest (or, where applicable, of principal or interest only) on each class of such Securities entitled thereto will be made by the applicable indenture trustee to the Noteholders and by the applicable owner trustee to the Certificateholders of such series.  The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all payments to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

With respect to each Issuing Entity, on each Payment Date collections received on the related Receivables during the preceding Collection Period will be withdrawn from the related Collection Account, based upon information provided by the Servicer, and will be paid to the Noteholders and/or Certificateholders to the extent provided in the related Prospectus Supplement.  Credit enhancement, such as a Reserve Fund, will be available to cover any shortfalls in the amount available for payment to the Securityholders on such date to the extent specified in the related Prospectus Supplement.  As more fully described in the related Prospectus Supplement, and unless otherwise specified in such Prospectus Supplement, (i) payments in respect of principal of a class of Notes of a given series will be subordinate to payments in respect of interest on such class; (ii) payments in respect of the Certificates of such series may be subordinate to payments in respect of Notes, if any, of such series; and (iii) payments in respect of one or more classes of Notes of such series may be subordinated to payments in respect of other classes of Notes of such series.

Credit and Cash Flow Enhancement

The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related Prospectus Supplement.  If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of sequential payment of certain classes of Securities, subordination of one or more classes of Securities, Reserve Funds, Yield Maintenance Accounts and yield maintenance agreements, overcollateralization, letters of credit, cash collateral accounts, surety bonds, guaranteed investment contracts, repurchase obligations, cash deposits, credit or liquidity facilities (including the issuance by an Issuing Entity of a Revolving Liquidity Note), excess interest, or currency or interest rate swap agreements, as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing.  If specified in the related Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series.

The presence of a Reserve Fund and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses.  Unless otherwise specified in the related Prospectus Supplement, the credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon.  If losses occur that exceed the amount covered by any credit enhancement or that are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement.  In addition, if a form of credit enhancement covers more than one class of Securities, Securityholders of any such class will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other classes.

Sequential Payment of Certain Classes of Notes.  The notes are entitled to receive distributions in accordance with various priorities for payment of principal as described in the applicable prospectus supplement.  Distributions of principal on classes of notes having an earlier priority of payment will be affected by the rates of prepayment of the Receivables early in the life of the asset pool.  The timing of commencement of principal distributions and the weighted average lives of classes of notes with a later priority of payment will be affected by the rates of prepayment of the Receivables both before and after the commencement of principal distributions on those classes of notes.

Subordination of Principal and Interest.  As further described in the related prospectus supplement, payments of principal on certain classes of notes will be subordinated to payments of principal on other classes of notes.

Reserve Fund.  If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement, the Depositor or a third party will establish and own for a series or class of Securities an account, as specified in the related Prospectus Supplement (the “Reserve Fund”), which will be maintained with the related indenture trustee.  Unless otherwise provided in the related Prospectus Supplement, the Reserve Fund will be funded by an initial deposit by the Depositor or a third party on the Closing Date in the amount set forth in the related Prospectus Supplement (the “Reserve Fund Initial Deposit”).  To the extent provided in the related Prospectus Supplement, the amount on deposit in the Reserve Fund will be increased on each Payment Date thereafter up to the Specified Reserve Fund Balance (as defined in the related Prospectus Supplement) by the deposit to the Reserve Fund of the amount of collections on the related Receivables remaining on each such Payment Date after the payment of all other required payments on such date.  The related Prospectus Supplement will describe the circumstances and manner under which payments may be made out of the Reserve Fund, either to holders of the Securities covered thereby or to the Depositor or a third party.

Yield Maintenance Account.  A “Yield Maintenance Account” may be established with respect to any class or series of Securities.  The terms relating to any such account will be set forth in the related Prospectus Supplement.  Each Yield Maintenance Account will be designed to hold funds to be applied by the related indenture trustee, to provide payments to Securityholders in respect of Receivables that have APRs less than the sum of the Pass Through Rate or Interest Rate specified in the related Prospectus Supplement plus the Servicing Fee Rate specified in the related Prospectus Supplement (the “Required Rate”).  Unless otherwise specified in the related Prospectus Supplement, each Yield Maintenance Account will be maintained with the same entity with which the related Collection Account is maintained and will be created with an initial deposit in an amount and by the Depositor or other person specified in the related Prospectus Supplement.

On each Payment Date, the related indenture trustee will transfer to the Collection Account from monies on deposit in the Yield Maintenance Account an amount specified in the related Prospectus Supplement (the “Yield Maintenance Deposit” ) in respect of the Receivables having APRs less than the Required Rate for such Payment Date.  Unless otherwise specified in the related Prospectus Supplement, amounts on deposit on any Payment Date in the Yield Maintenance Account in excess of the “Required Yield Maintenance Amount” specified in the related Prospectus Supplement, after giving effect to all payments to be made on such Payment Date, will be released to the Depositor.  Monies on deposit in the Yield Maintenance Account may be invested in Eligible Investments under the circumstances and in the manner described in the related Trust Agreement.  Any monies remaining on deposit in the Yield Maintenance Account upon the termination of the Issuing Entity also will be released to the Depositor.

Yield Maintenance Agreement.  If a Yield Maintenance Account is established with respect to any class or series of Securities that allows or requires any party to make deposits into such Yield Maintenance Account after the Closing Date, TMCC, the Depositor, any third party responsible for such deposits and the related owner trustee or indenture trustee, as the case may be, will enter into a “Yield Maintenance Agreement” pursuant to which, on each Payment Date, such party will deposit into the Yield Maintenance Account the difference between the amount held on deposit in the Yield Maintenance Account as of such Payment Date and the Required Yield Maintenance Amount, in each case determined after giving effect to all required withdrawals from the Yield Maintenance Account on such Payment Date.

Overcollateralization.  Overcollateralization is the amount by which the principal amount of the Receivables owned  by an Issuing entity exceeds the principal amount of all the Issuing Entity’s outstanding securities.  Overcollateralization may be used as credit enhancement and/or to provide limited protection against low-interest receivables.

Letter of Credit.  A letter of credit, which will be issued by a bank or other financial institution, may be issued in a maximum amount which may be permanently reduced as draws are made or may be replenished as previous draws are repaid from certain excess cash amounts generated by the Receivables. Draws may be made to cover shortfalls generally in collections, with respect to particular types of shortfalls such as those due to particular types of losses or with respect to specific situations such as shortfalls in amounts necessary to pay current interest.

Cash Collateral Account.  The Prospectus Supplement may provide that upon the occurrence of an event of default by the Servicer, a segregated cash collateral account may be established as security for the Servicer’s obligations under the Sale and Servicing Agreement.

Surety Bond.  The Prospectus Supplement may provide that the Issuing Entity enter into agreements (i.e. obtain a “Surety Bond” agreement) with an insurer pursuant to which the insurer guarantees payments of principal and/or interest on the Securities. If on any date specified in the prospectus supplement the amount on deposit in the Collection Account, after giving effect to all amounts deposited to or payable from a Payahead Account, any pre-funding account or yield maintenance account or a capitalized interest agreement with respect to the related Payment Date, is less than the sum of the Servicing Fee, and amounts due to Securityholders on the related Payment Date, the indenture trustee by delivering a notice to the insurer shall demand payment under any such Surety Bond in an amount equal to the deficiency. The related Prospectus Supplement will describe the circumstances and manner under which payments may be made under any such Surety Bond, either to Securityholders, or the owner trustee or the indenture trustee.

Guaranteed Investment Contracts.  Specified available funds may be invested under a guaranteed investment contract issued by an insurance company, financial institution or other entity.

Repurchase Obligations.  Pursuant to agreements between TMCC and the Dealers, each Dealer is obligated to repurchase from TMCC contracts that do not meet certain representations and warranties made by such Dealer.  Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectibility of such contracts.  In addition, the Depositor and the Sponsor will make representations and warranties relating to the Receivables’ compliance with law and the Issuing Entity’s ability to enforce the Contracts.  If the Depositor breaches any of these representations or warranties, the Issuing Entity’s sole remedy will be to require the Depositor to repurchase the affected Receivables.  Under certain circumstances, the Servicer will be obligated to repurchase Receivables from a given Issuing Entity pursuant to the related Sale and Servicing Agreement as a result of breaches of certain representations and warranties or covenants.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” and “—Servicing Procedures” in this Prospectus.

Cash Deposits. The Depositor may fund accounts or may otherwise provide cash deposits to provide additional funds that may be applied to make payments on the Securities issued by the Issuing Entity. Any such arrangements will be disclosed in the accompanying Prospectus Supplement.

Revolving Liquidity Note.  If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement, and a Revolving Liquidity Note Agreement (the “Revolving Liquidity Note Agreement”), the Issuing Entity will issue a Revolving Liquidity Note (the “Revolving Liquidity Note”) to TMCC, or a creditworthy third party.  The related Prospectus Supplement will describe the circumstances and manner under which amounts may be drawn down under the Revolving Liquidity Note to make payments either to holders of the Securities covered thereby or to the Depositor or a third party.

Excess Interest. More interest is expected to be paid by the Obligors in respect of the Receivables than is necessary to pay the related servicing fee, trustee fees and expenses, and interest on the Notes for each payment period, as described in the accompanying Prospectus Supplement. Any such excess in interest payments from Obligors will serve as additional credit enhancement.

Derivative Agreements.  If specified in a related Prospectus Supplement, an Issuing Entity may enter into one or more currency or interest rate swap agreements to reduce its exposure to changes in currency exchange rates or interest rate risks, as applicable, or to offset basis risk between Receivables that pay based on one index and Securities that pay based on a different index.

Net Deposits

As an administrative convenience, unless the Servicer is required to remit collections daily (as described in “—Collections” above), the Servicer will be permitted to make the deposit of collections, aggregate Advances and Administrative Purchase Amounts for any Issuing Entity for or with respect to the related Collection Period on a monthly basis and net of payments to be made to the Servicer for such Issuing Entity with respect to such Collection Period.  The Servicer may cause to be made a single, net transfer from the Collection Account to the Payahead Account, if any, or vice versa.  The Servicer, however, will account to the owner trustee, any indenture trustee, the Noteholders and the Certificateholders with respect to each Issuing Entity as if all deposits, payments and transfers were made individually.  If the related Payment Dates are not the same for all classes of Securities, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the same Payment Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on a Payment Date.

Statements to Trustees and Issuing Entity

On a Business Day in each month that precedes each Payment Date (each a “Determination Date” to be specified in the related Prospectus Supplement), the Servicer will provide to the applicable indenture trustee and the applicable owner trustee a statement setting forth with respect to a series of Securities substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under “Certain Information Regarding the Securities—Reports to Securityholders” in this Prospectus.

Evidence as to Compliance

Each Sale and Servicing Agreement will provide that a firm of nationally recognized independent accountants will furnish to the related Issuing Entity, indenture trustee and owner trustee annually a statement as to compliance in all material respects by the Servicer during the preceding twelve months (or, in the case of the first such certificate, from the applicable Closing Date, which may be a longer or shorter period) with certain standards relating to the servicing of the applicable Receivables.

Each Sale and Servicing Agreement will also provide for delivery to the related Issuing Entity, indenture trustee and owner trustee, substantially simultaneously with the delivery of such accountants’ statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement throughout the preceding twelve months (or, in the case of the first such certificate, from the Closing Date) in all material respects or, if there has been a material default in the fulfillment of any such obligation, describing each such default.  The Servicer has agreed to give each indenture trustee and each owner trustee notice of certain Servicer Defaults under the related Sale and Servicing Agreement.

Each Sale and Servicing Agreement will require the Servicer to furnish to the related Issuing Entity and the indenture trustee any report or information required to facilitate compliance by the Issuing Entity with Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as that regulation may be amended from time to time, and subject to such clarification and interpretation as have been provided by the SEC in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1.506.1.531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable indenture trustee.

Certain Matters Regarding the Servicer; Servicer Liability

Each Sale and Servicing Agreement will provide that TMCC may not resign from its obligations and duties as Servicer under the Sale and Servicing Agreement, except upon determination that TMCC’s performance of such duties is no longer permissible under applicable law, except as provided in the immediately following paragraph.  No such resignation will become effective until the related indenture trustee or a successor servicer has assumed TMCC’s servicing obligations and duties under such Sale and Servicing Agreement.

Under the circumstances specified in each Sale and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to all or substantially all of the business of the Servicer will be the successor of the Servicer under such Sale and Servicing Agreement.

Each Sale and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Issuing Entity or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to such Sale and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer’s duties under the Sale and Servicing Agreement or by reason of reckless disregard of its obligations and duties under the Sale and Servicing Agreement.  In addition, each Sale and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer’s servicing responsibilities under such Sale and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

Upon a termination of the Servicer, the indenture trustee will select and appoint a successor servicer to perform the outgoing Servicer’s duties and undertake its responsibilities and liabilities.  The appointed successor servicer must be an established financial institution with a net worth of at least $100,000,000 and whose regular business includes the servicing of contracts.  The successor servicer will hold all the rights of the outgoing Servicer under the Transfer and Servicing Agreements and will receive compensation mutually agreed upon between the successor servicer and the indenture trustee.  The indenture trustee will not be liable for any difference in compensation between the outgoing Servicer and the successor servicer.  No successor servicer appointed in accordance with the Trust Documents may resign from its duties unless the law prohibits it from continuing to perform such duties.

Upon the termination or resignation of the Servicer, the outgoing Servicer shall transfer all cash amounts that are to be held by the successor servicer to the successor servicer and shall provide the successor servicer with all information regarding the Receivable files that is required for the proper servicing of the Receivables.   All reasonable and documented costs, expenses and fees incurred in connection with the transfer of Receivable files to the successor servicer under the provisions described in this paragraph will be paid by the outgoing Servicer.  The owner trustee and the indenture trustee will provide prompt written notice of any resignation or termination of the Servicer to the Certificateholders and Noteholders, respectively, upon either occurrence.

Servicer Default

Except as otherwise provided in the related Prospectus Supplement, “Servicer Default” under each Sale and Servicing Agreement will consist of (i) any failure by the Servicer (or the Depositor, so long as TMCC is the Servicer) to deliver to the applicable owner trustee or indenture trustee for deposit in any of the Trust Accounts any required payment or to direct the applicable owner trustee or indenture trustee to make any required distributions therefrom, which failure continues unremedied for five Business Days after receipt by the Servicer of written notice of such failure given (A) to the Servicer (or the Depositor, so long as TMCC is the Servicer) by the applicable owner trustee or indenture trustee or (B) to the Depositor or the Servicer, as the case may be, and to the applicable owner trustee and indenture trustee, by the holders of Notes of the related series evidencing not less than a majority of the principal amount of such outstanding Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates); (ii) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement in such Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders or the Certificateholders of the related series and which continues unremedied for 90 days after the giving of written notice of such failure (A) to the Servicer or the Depositor, as the case may be, by the applicable owner trustee or indenture trustee or (B) to the Servicer or the Depositor, as the case may be, and to the applicable owner trustee and indenture trustee, by the holders of Notes of the related series evidencing not less than a majority of the principal amount of such outstanding Notes (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates); and (iii) the occurrence of an Insolvency Event with respect to the Servicer.  Notwithstanding the foregoing, if a delay in or failure of performance referred to under clause (i) or (ii) above was caused by force majeure or other similar occurrences, the grace period set forth in clauses (i) and (ii) will be extended for a period of 60 calendar days.  Upon the occurrence of any such event, the Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of the Servicing Agreement, and the Servicer shall provide to the owner trustee, the indenture trustee, the Depositor and the Securityholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.  Upon receipt of notice of the occurrence of a Servicer Default, the Indenture Trustee will give prompt written notice thereof to the Rating Agencies.

“Insolvency Event” means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

Rights Upon Servicer Default

Unless otherwise provided in the related Prospectus Supplement, as long as a Servicer Default under a Sale and Servicing Agreement remains unremedied, the related indenture trustee or holders of Notes of the related series evidencing not less than a majority of principal amount of such Notes then outstanding (excluding any Notes held by TMCC, TAFR LLC, or any of their affiliates), acting together as a single class, may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement (except for obligations that expressly survive termination), whereupon such indenture trustee or a successor servicer appointed by such indenture trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement and will be entitled to similar compensation arrangements.  If the Servicer becomes a debtor in bankruptcy or, if not eligible to be a debtor in bankruptcy, becomes the subject of insolvency proceedings, and no Servicer Default other than such commencement of a bankruptcy or insolvency proceeding has occurred, such indenture trustee or such Noteholders may be unable to effect a transfer of servicing.  In the event that such indenture trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor with a net worth of at least $50,000,000 and whose regular business includes the servicing of automobile and/or light duty truck receivables.  Such indenture trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under such Sale and Servicing Agreement.  Notwithstanding such termination, the Servicer shall be entitled to payment of certain amounts payable to it prior to such termination for services rendered prior to such termination.

Waiver of Past Defaults

With respect to each Issuing Entity that has issued Notes, unless otherwise provided in the related Prospectus Supplement (i) the holders of Notes evidencing not less than a majority of the principal amount of the then outstanding Notes of the related series, acting together as a single class (excluding any Notes held by TMCC, TAFR LLC, or any of their affiliates), acting together as a single class, may, on behalf of all such Noteholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Default in making any required deposits to or payments from any of the Trust Accounts in accordance with such Sale and Servicing Agreement.  No such waiver will impair such Noteholders’ rights with respect to subsequent defaults.

Amendment

Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders to cure any ambiguity, to correct or supplement any provisions in the Transfer and Servicing Agreements or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided, that either (i) the Servicer delivers to the Indenture Trustee and the Owner Trustee an officer’s certificate stating that such amendment will not materially and adversely affect the interest of any such Noteholder or Certificateholder or (ii) the relevant indenture trustee has been provided a letter from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., to the effect that such amendment will not result in the reduction or withdrawal of any rating it currently assigns to any class of Notes of the related series, and the relevant indenture trustee has provided Moody’s with 10 days prior written notice of the proposed amendment and Moody’s shall not have notified the relevant trustee that the proposed amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes of the related series.

Each Transfer and Servicing Agreement may also be amended by the parties thereto without the consent of any Noteholder or Certificateholder for the purpose of changing the formula or percentage for determining the Specified Reserve Fund Balance, the manner in which a Reserve Fund is funded, changing the remittance schedule for deposit of collections in accounts or changing the definition of Eligible Investments if the relevant trustee has been provided a letter from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. to the effect that such amendment will not result in the reduction or withdrawal of any rating it currently assigns to any class of Notes of the related Series, and the relevant trustee has provided Moody’s with 10 days’ prior written notice of the amendment and Moody’s shall not have notified the relevant trustee that the amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to any class of Notes of the related Series.

Unless otherwise specified in the related Prospectus Supplement, the Transfer and Servicing Agreements may also be amended by the Depositor, the Servicer, the related owner trustee and any related indenture trustee with the consent of (i) the holders of Notes evidencing not less than a majority of the principal amount of then outstanding Notes, if any, of the related series, acting together as a single class (excluding Notes held by TMCC, TAFR LLC, or any of their affiliates) or (ii) in the case of any amendment which does not adversely affect the related indenture trustee or the Noteholders and if the Certificateholder is not the Depositor or any of its affiliates, the holders of the Certificates of such series evidencing not less than a majority of the principal amount of the outstanding Certificate Balance, acting together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders.

No amendment, however, shall:

(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Noteholders or Certificateholders without the consent of the holders of all the outstanding Notes or Certificates of each class adversely affected thereby; or

(ii) reduce the aforesaid percentage of the Notes or Certificates of such series which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes or Certificates of each class adversely affected thereby;

provided, that an amendment referred to in clause (i) or (ii) above will be deemed not to “adversely affect” a Noteholder of any class if the relevant trustee has been provided a letter from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. to the effect that such amendment will not result in the reduction or withdrawal of the rating it has currently assigned to the Notes of that class, and the relevant trustee has provided Moody’s with 10 days prior written notice of the amendment and Moody’s shall not have notified the relevant trustee that the amendment might or would result in the reduction or withdrawal of the rating it has currently assigned to the Notes of that class. In connection with any amendment referred to in clause (i) above, the Servicer shall deliver an officer’s certificate to the relevant trustees stating that such amendment will not materially and adversely affect the interest of any such Noteholder or Certificateholder whose consent was not obtained.

Non-Petition

Each Trust Agreement will provide that the applicable owner trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Issuing Entity without the unanimous prior approval of all Certificateholders (including the Depositor) of such Issuing Entity and the delivery to such owner trustee by each such Certificateholder (including the Depositor) of a certificate certifying that such Certificateholder reasonably believes that such Issuing Entity is insolvent.  In addition, the Depositor will covenant that it will not commence bankruptcy proceedings against the Issuing Entity.

Payment of Notes

Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related owner trustee will succeed to all the rights of the indenture trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and Servicing Agreement, except as otherwise provided in such Sale and Servicing Agreement.

Depositor Liability

Under each Trust Agreement, the Depositor will agree to be liable directly to an injured party solely to the extent set forth in each Trust Agreement.

Termination

With respect to each Issuing Entity, the obligations of the Servicer, the Depositor, the related owner trustee and the related indenture trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earlier of (i) the maturity or other liquidation of the last related Receivable and the disposition of any amounts received upon liquidation of any property remaining in the Issuing Entity, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements and (iii) the occurrence of any event described below.

The related indenture trustee will give written notice of termination to each Noteholder of record. The final distribution to any Noteholder will be made only upon surrender and cancellation of that holder’s Note at any office or agency of the related indenture trustee specified in the notice of termination.  Any funds remaining in the Issuing Entity, after the related indenture trustee has taken measures to locate Noteholders as set forth in the related Sale and Servicing Agreement or Indenture and those measures have failed, will be distributed, subject to applicable law, as provided in the Indenture or the Trust Agreement, as applicable.

Unless otherwise provided in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Servicer will have the option to purchase from each Issuing Entity, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by such Issuing Entity is equal to or less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Receivables on the Closing Date plus the amount, if any, on deposit in the pre-funding account, the assets of the Issuing Entity at a price equal to the aggregate Warranty Purchase Payments or Administrative Purchase Payments, as the case may be, for the Receivables (including Receivables that became Defaulted Receivables in the Collection Period preceding the Payment Date on which such purchase is effected) plus the appraised value of any other property held as part of the Issuing Entity (less liquidation expenses), but in any case an amount at least equal to the unpaid principal amount of the outstanding Notes and Certificates plus accrued and unpaid interest thereon and, if so specified in the related prospectus supplement, any amounts payable to the swap counterparty.  The related owner trustee or indenture trustee will give written notice of termination to each Securityholder.

If specified in the related Prospectus Supplement, if a default under the Revolving Liquidity Note occurs, the principal of each class of Notes and Certificates may become immediately payable and the Issuing Entity will terminate upon payment of all amounts due to the Noteholders.  In such event, the indenture trustee will be obligated to liquidate the assets of the Issuing Entity and the proceeds therefrom (and amounts held in related accounts) will be applied to pay the Notes and Certificates of the related series in full, to the extent of amounts available therefor.  Similarly, if so specified in the related Prospectus Supplement, if a Swap Termination or an Event of Default occurs during a Revolving Period, such Swap Termination or Event of Default may cause the early termination of the Revolving Period and the commencement of payments of principal on the Notes.

Upon termination of any Issuing Entity, the related owner trustee shall, or shall direct the related indenture trustee to, promptly sell the assets of such Issuing Entity (other than the Trust Accounts) in a commercially reasonable manner and on commercially reasonable terms.  The proceeds from any such sale, disposition or liquidation of the Receivables of such Issuing Entity will be treated as collections on such Receivables and deposited in the related Collection Account.  With respect to any Issuing Entity, if the proceeds from the liquidation of the related Receivables and any amounts on deposit in the related Reserve Fund, if any, Yield Maintenance Account, if any, Payahead Account, if any, and Collection Account are not sufficient to pay the Notes, if any, and the Certificates of the related series in full, the amount of principal returned to Noteholders and Certificateholders of the related series will be reduced and some or all of such Noteholders and Certificateholders will incur a loss.

As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with any of the events specified above and the subsequent payment to the related Certificateholders of all amounts required to be paid to them pursuant to the applicable Trust Agreement will effect early retirement of the Certificates of such series.

Administration Agreement

TMCC, in its capacity as administrator, will enter into an agreement (as amended and supplemented from time to time, an “Administration Agreement”) with each Issuing Entity that issues Notes and the related indenture trustee pursuant to which the administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture.

In addition, and unless otherwise specified in the related Prospectus Supplement, it will be the obligation of the administrator to:

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pay the related indenture trustee the compensation provided for in the related Indenture;

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reimburse each indenture trustee for its reasonable expenses, disbursements and advances incurred by each such indenture trustee in accordance with the Indenture, except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith; and

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indemnify each owner trustee and indenture trustee for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the applicable agreements, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the related Indenture or Trust Agreement, as applicable, to the extent it is entitled to such indemnification under the related Indenture, with respect to each indenture trustee, and under the related Trust Agreement, with respect to each owner trustee.

The obligations of the administrator with respect to the owner trustee and indenture trustee will survive the termination of the Administration Agreement.

If so specified in the related Prospectus Supplement with respect to any such Issuing Entity, as compensation for the performance of the administrator’s obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the administrator will be entitled to a monthly administration fee of such amount as may be set forth in the related Prospectus Supplement (the “Administration Fee”), which fee will be paid by the Servicer.  The administrator, pursuant to an Administration Agreement, will deliver appropriate draw requests under a Revolving Liquidity Note Agreement for execution and delivery by the indenture trustee 24 or more hours before the Servicer is required to put cash in the Collection Account.

The administrator may not resign or be removed until (i) a successor administrator is appointed by the Issuing Entity, (ii) such successor administrator has agreed in writing to be bound by the terms of the Administration Agreement in the same manner as the administrator and (iii) the applicable rating agencies have confirmed to the related owner trustee that the proposed appointment of the successor administrator will not result in a reduction or withdrawal of any rating then assigned by such rating agency to the Notes issued by the related Issuing Entity.

Under the circumstances specified in each Administration Agreement, any entity into which the administrator may be merged or consolidated, or any entity resulting from any merger or consolidation to which the administrator is a party, or any entity succeeding to all or substantially all of the business of the administrator will be the successor of the administrator under such Administration Agreement.

The Administration Agreement may be amended by a written amendment signed by the Issuing Entity, the administrator, the owner trustee and the indenture trustee, but without the consent of the Noteholders or the Certificateholders, for the purpose of adding any provisions to or modifying or changing in any manner or eliminating any of the provisions of the Administration Agreement; provided, however, that an Officer’s Certificate is delivered by the Servicer to the Indenture Trustee in connection with such amendment certifying that either (i) such officer reasonably believes such amendment will not, adversely affect in any material respect the interests of any Noteholder or Certificateholder or (ii) has received a letter from Standard & Poor’s to the effect that Standard & Poor’s will not reduce or withdraw the rating it has then currently assigned to any Class of Notes as a result of such amendment and (ii) has provided Moody’s with 10 days’ prior written notice of such amendment and Moody’s shall not have notified the Indenture Trustee that such amendment might or would result in the reduction or withdrawal of the rating it has then currently assigned to any Class of Notes.

TMCC DEMAND NOTES

The following summary describes certain terms of demand notes that may be issued from time to time by TMCC (the “TMCC Demand Notes”).  TMCC Demand Notes will be issued under a Demand Notes Indenture (the “Demand Notes Indenture”), between TMCC and the trustee under the Demand Notes Indenture (in such capacity, the “Demand Notes Indenture Trustee”).  The characteristics of any particular series of TMCC Demand Notes and the provisions of any particular Demand Notes Indenture will be more fully described in the related Prospectus Supplement.  In addition, this summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of any Demand Notes Indenture that is entered into by the related Issuing Entity.

General

Collections in respect of the Receivables will be applied to make payments of interest and principal of each class of Securities.  If so specified in the related Prospectus Supplement, payments of interest and/or principal of one or more classes of Securities may be made on a quarterly, semi annual or annual basis, and not simply as a pass through of collections received during a particular month.  In order to make distributions of principal and/or interest on a basis other than monthly, the indenture trustee will be required to invest amounts otherwise payable as principal or interest of the specified classes of Securities in highly rated investments maturing on or just prior to specified Payment Dates and bearing interest at rates specified in the related Prospectus Supplement as directed by the Servicer.  The indenture trustee may invest some or all such funds in TMCC Demand Notes.  The indenture trustee may invest TMCC Demand Notes even if payments to holders of such securities are to be paid monthly.

The principal amount of the TMCC Demand Notes outstanding purchased with collections will change from time to time, depending on the amount of collections invested.  The aggregate principal amount of TMCC Demand Notes that may be issued under any Demand Notes Indenture will be set forth in the related Prospectus Supplement.  Interest on the TMCC Demand Notes will be paid at rates and on terms set forth in the related Prospectus Supplement.  Different forms of TMCC Demand Notes may be used to represent investments of Collections relating to interest and investments of Collections relating to principal.  Interest Collections related demand notes will generally mature on the dates on which interest is to be paid to Securityholders.  Principal Collections related demand notes will generally mature on the dates on which principal is to be paid to Securityholders.  In addition, the indenture trustee will generally have the right to demand payment of the TMCC Demand Notes in connection with the reduction of TMCC’s rating to a level below that specified in the related Prospectus Supplement or upon the occurrence of other events specified in the related Prospectus Supplement.  See “Risk Factors—The rating of a swap counterparty or the issuer of demand notes may affect the ratings of the notes” in this Prospectus.  The payment terms relating to the TMCC Demand Notes will be set forth in detail in the related Prospectus Supplement.

TMCC Demand Notes will be unsecured general obligations of TMCC and will rank pari passu with all other unsecured and unsubordinated indebtedness of TMCC outstanding from time to time.  TMCC Demand Notes will not be subject to redemption by TMCC and will not have the benefit of any sinking fund.

Any TMCC Demand Notes will be issued only in fully registered form without interest coupons, and payment of principal of and interest on TMCC Demand Notes will be made by the Demand Notes Indenture Trustee as paying agent by wire transfer to an account maintained by the indenture trustee, as the holder of the TMCC Demand Notes.

No Securityholder will have a direct interest in any TMCC Demand Notes or have any direct rights under the TMCC Demand Notes or the Demand Notes Indenture.  The Issuing Entity will be the only holder of the TMCC Demand Notes, which it will hold for the benefit of the Securityholders.  In the event any vote or other action, including action upon the occurrence of an Event of Default under the Demand Notes Indenture, is required or permitted by the holders of the TMCC Demand Notes under the Demand Notes Indenture, the Issuing Entity as such holder will be permitted to vote or take such other action as it shall deem fit.  However, the Issuing Entity shall be permitted to seek the direction of the Securityholders before taking any such action, all as further described in the related Prospectus Supplement.  References under this caption to “holders of the TMCC Demand Notes” and phrases of similar import shall be to the trustee as the holder of the TMCC Demand Notes.

Removal of Demand Notes Indenture Trustee; Successor Demand Notes Indenture Trustee

The Demand Notes Indenture Trustee may resign by providing written notice to TMCC and the Issuing Entity, as holder of the TMCC Demand Notes.  The Issuing Entity, as holder of the TMCC Demand Notes, may remove the Demand Notes Indenture Trustee by written notice thereto and to TMCC, and may appoint a successor Demand Notes Indenture Trustee.  TMCC may remove the Demand Notes Indenture Trustee in the event that: (a) the Demand Notes Indenture Trustee fails to continue to satisfy the criteria for eligibility to act as Demand Notes Indenture Trustee; (b) the Demand Notes Indenture Trustee is adjudged a bankrupt or insolvent; (c) a receiver or other public officer takes charge of the Demand Notes Indenture Trustee or its property; or (d) the Demand Notes Indenture Trustee otherwise becomes incapable of acting in such capacity.

If the Demand Notes Indenture Trustee resigns, is removed or is unable to act as Demand Notes Indenture Trustee for any reason, TMCC shall promptly appoint a successor Demand Notes Indenture Trustee, unless the Issuing Entity shall already have done so.  Within one year after a successor Demand Notes Indenture Trustee takes office, the Issuing Entity may appoint a successor Demand Notes Indenture Trustee to replace any successor Demand Notes Indenture Trustee appointed by TMCC.  Any resignation or removal of the Demand Notes Indenture Trustee and appointment of a successor Demand Notes Indenture Trustee shall become effective only upon such successor’s acceptance of such appointment and the payment of outstanding fees and expenses due to the prior Demand Notes Indenture Trustee as set forth in the Demand Notes Indenture.

Successor Corporation

The Demand Notes Indenture provides that TMCC may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other corporation, provided, that in any such case: (i) either TMCC shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States or any state thereof and shall expressly assume, by execution and delivery to the Demand Notes Indenture Trustee of a supplemental Demand Notes Indenture in form satisfactory thereto, all of the obligations of TMCC under the TMCC Demand Notes and the Demand Notes Indenture; and (ii) TMCC or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such obligation.  Subject to certain limitations in the Demand Notes Indenture, the Demand Notes Indenture Trustee may receive from TMCC an officer’s certificate and an opinion of counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, complies with the provisions of the Demand Notes Indenture.

Supplemental Demand Notes Indentures

Supplemental Demand Notes Indentures may be entered into by TMCC and the Demand Notes Indenture Trustee without the consent of the holder of the TMCC Demand Notes (a) to cure any ambiguity, to correct or supplement any provisions in a Supplemental Demand Note Indenture that may be inconsistent with any other provision of such Supplemental Demand Note Indenture or to add any other provision with respect to matters or questions arising under the Demand Notes Indenture which are not inconsistent with the provisions thereof, provided that any such action will not, in the good faith judgment of the parties, materially and adversely affect the interest of any holder of TMCC Demand Notes or any Securityholder and the Demand Notes Indenture Trustee shall be furnished an opinion of counsel to the effect that such amendment will not materially and adversely affect the interest of any Securityholder, and (b) for purposes of appointing a successor trustee under a Demand Notes Indenture or in connection with any merger or consolidation of TMCC or the transfer or lease of the assets of TMCC in their entirety, in each case in accordance with the provisions of the Demand Notes Indenture.  In addition, supplemental Demand Notes Indentures may be entered into by TMCC and the Demand Notes Indenture Trustee with the consent of the holder of the TMCC Demand Notes (which consent will not be given except at the written direction of Holders of at least 25% in aggregate principal amount of the Notes issued by an Issuing Entity acting as a single class for the purpose of adding any provisions to or changing in any manner or eliminating any other provisions of the Demand Notes Indenture or of modifying in any manner the rights with respect to the TMCC Demand Notes, provided that no supplemental Demand Notes Indenture may, among other things, reduce the principal amount of or interest on any TMCC Demand Notes, change the maturity date for the payment of the principal, the date on which interest will be payable or other terms of payment or reduce the percentage of holders of TMCC Demand Notes necessary to modify or alter the Demand Notes Indenture, without the consent of each Holder of Securities affected thereby.

Events of Default Under the Demand Notes Indenture

The Demand Notes Indenture defines an Event of Default with respect to the TMCC Demand Notes as being any one of the following events: (i) default in payment of principal on the TMCC Demand Notes and continuance of such default for a period of 10 days; (ii) default in payment of any interest on the TMCC Demand Notes and continuance of such default for a period of 30 days; (iii) default in the performance, or breach, of any other covenant or warranty of TMCC in the Demand Notes Indenture continued for 60 days after appropriate notice; and (iv) certain events of bankruptcy, insolvency or reorganization.  If an Event of Default occurs and is continuing, the Demand Notes Indenture Trustee or the holders of at least 25% in aggregate principal amount of TMCC Demand Notes may declare the TMCC Demand Notes to be due and payable.  Any past default with respect to the TMCC Demand Notes may be waived by the holders of a majority in aggregate principal amount of the outstanding TMCC Demand Notes, except in a case of failure to pay principal of or interest on the TMCC Demand Notes for which payment has not been subsequently made or a default in respect of a covenant or provision of the Demand Notes Indenture which cannot be modified or amended without the consent of the holder of each outstanding TMCC Demand Note.  TMCC will be required to file with the Demand Notes Indenture Trustee annually an officer’s certificate as to the absence of certain defaults.  The Demand Notes Indenture Trustee may withhold notice to holders of the TMCC Demand Notes of any default with respect to such series (except in payment of principal or interest) if it in good faith determines that it is in the interest of such holders to do so.

Subject to the provisions of the Demand Notes Indenture relating to the duties of the Demand Notes Indenture Trustee in case an Event of Default shall occur and be continuing, the Demand Notes Indenture Trustee will be under no obligation to exercise any of its rights or powers under the Demand Notes Indenture at the request or direction of any of the holders of TMCC Demand Notes, unless such holders have offered to the Demand Notes Indenture Trustee indemnity or security satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.  Subject to provisions in the Demand Notes Indenture for the indemnification of the Demand Notes Indenture Trustee and to certain other limitations, the holders of a majority in principal amount of the outstanding TMCC Demand Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Demand Notes Indenture Trustee, or exercising any Issuing Entity or power conferred on the Demand Notes Indenture Trustee with respect to the TMCC Demand Notes.

Absence of Covenants

The provisions of the Demand Notes Indenture do not contain any covenants that limit the ability of TMCC to subject its properties to liens, to enter into any type of transaction or business or to secure any of its other indebtedness without providing security for the TMCC Demand Notes.  The provisions of the Demand Notes Indenture do not afford the holders of the TMCC Demand Notes protection in the event of a highly leveraged transaction, reorganization, restructuring, change in control, merger or similar transaction or other event.

Defeasance and Discharge of Demand Notes Indenture

TMCC may satisfy and discharge its obligations under the Demand Notes Indenture by delivering to the Demand Notes Indenture Trustee for cancellation all outstanding TMCC Demand Notes, or depositing with the Demand Notes Indenture Trustee money sufficient to pay the principal of and interest on the outstanding TMCC Demand Notes on the date on which any such payments are due and payable in accordance with the terms of the Demand Notes Indenture and the TMCC Demand Notes, and in each case by satisfying certain additional conditions in the Demand Notes Indenture.  However, in the case of any such deposit, certain of TMCC’s obligations under the Demand Notes Indenture (including the obligation to pay the principal and interest on the outstanding TMCC Demand Notes) will continue until all of the TMCC Demand Notes are paid in full.

Regarding the Demand Notes Indenture Trustee

The Demand Notes Indenture Trustee may be the applicable trustee and/or indenture trustee.  The Demand Notes Indenture contains certain limitations on the right of the Demand Notes Indenture Trustee, should it become a creditor of TMCC, to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise.  The Demand Notes Indenture Trustee is permitted to engage in other transactions with TMCC; provided, however, that if the Demand Notes Indenture Trustee acquires any conflicting interest it must eliminate such conflict or resign.

The Demand Notes Indenture provides that, in case an Event of Default has occurred and is continuing, the Demand Notes Indenture Trustee is required to use the degree of care and skill of a prudent person in the conduct of his or her own affairs in the exercise of its powers.

Governing Law

The Demand Notes Indenture and the TMCC Demand Notes will be governed by and construed in accordance with the laws of the State of New York.

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

General

The transfer of the Receivables to the applicable Issuing Entity and the pledge of the Receivables to the applicable Indenture Trustee, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the UCC as in effect in various states.  The Servicer and the Depositor will take the actions described below to perfect the rights of the applicable indenture trustee in the Receivables.  If another party purchases (including the taking of a security interest in) the Receivables for new value in the ordinary course of its business, without actual knowledge of the Issuing Entity’s interest, and takes possession of the Receivables, that purchaser would acquire an interest in the Receivables superior to the interest of the Issuing Entity and the Indenture Trustee.

Security Interests

General.  In states in which retail installment sale contracts such as the Receivables evidence the credit sale of automobiles and/or light duty trucks by dealers to Obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC.  Perfection of security interests in financed automobiles and/or light duty trucks is generally governed by the motor vehicle registration laws of the state in which the vehicle is located.  In most states, a security interest in an automobile or light duty truck is perfected by obtaining possession of the certificate of title to the Financed Vehicle or by a notation of the secured party’s lien on the vehicle’s certificate of title, as applicable.

All retail installment sale contracts acquired by TMCC from Dealers name TMCC as obligee or assignee and as the secured party.  TMCC also takes all actions necessary under the laws of the state in which the related Financed Vehicle is located to perfect its security interest in that Financed Vehicle, including, where applicable, having a notation of its lien recorded on the related certificate of title or with the department of motor vehicles and, where applicable, obtaining possession of that certificate of title.  Because TMCC continues to service the contracts as Servicer under the Sale and Servicing Agreement, the Obligors on the contracts will not be notified of the sale from TMCC to the Depositor or the sale from the Depositor to the related Issuing Entity.

Perfection.  Pursuant to the related Receivables Purchase Agreement, TMCC will sell and assign its security interest in the Financed Vehicles to the Depositor and, with respect to each Issuing Entity, pursuant to the related Sale and Servicing Agreement, the Depositor will sell and assign its security interest in the Financed Vehicles to that Issuing Entity.  Each Issuing Entity will pledge its security interest in the Financed Receivables to the applicable indenture trustee.  However, because of the administrative burden and expense, none of TMCC, the Depositor, the related Issuing Entity or the related indenture trustee will amend any certificate of title to identify that Issuing Entity or the applicable indenture trustee as the new secured party on such certificate of title relating to a Financed Vehicle.  However, UCC financing statements with respect to the transfer to the Depositor of TMCC’s security interest in the Financed Vehicles, the transfer to the Issuing Entity of the Depositor’s security interest in the Financed Vehicles and the transfer to the applicable indenture trustee of the Issuing Entity’s security interest in the Financed Vehicles will be filed with the appropriate governmental authorities.  In addition, the Servicer will continue to hold any certificates of title relating to the vehicles in its possession as custodian for the Depositor and that Issuing Entity pursuant to the related Sale and Servicing Agreement.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” in this Prospectus.

In most states, an assignment of contracts and interests in motor vehicles such as that under each Receivables Purchase Agreement or each Sale and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle’s certificate of title, and the assignee succeeds thereby to the assignor’s rights as secured party.  In those states, the Issuing Entity’s or the applicable indenture trustee’s security interest will not be noted on a vehicle’s certificate of title, but the Issuing Entity will have a perfected security interest in the vehicles.  The security interest of such Issuing Entity and the applicable indenture trustee in the vehicle could be defeated through fraud or negligence because neither the Issuing Entity nor the applicable indenture trustee will be listed as lienholder on the certificates of title.  In those states, in the absence of fraud or forgery by the vehicle owner or the Servicer or administrative error by state or local agencies, the notation of TMCC’s lien on the certificates of title will be sufficient to protect that Issuing Entity against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle.  In each Receivables Purchase Agreement, TMCC will represent and warrant, and in each Sale and Servicing Agreement, the Depositor will represent and warrant, that it has taken all action necessary to obtain a perfected security interest in each Financed Vehicle.  If there are any Financed Vehicles as to which TMCC failed to obtain and assign to the Depositor a perfected security interest, the security interest of the Depositor would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests in the Financed Vehicles.  To the extent that failure has a material and adverse effect on the Issuing Entity’s interest in the related Receivables, however, it would constitute a breach of the warranties of TMCC under the related Receivables Purchase Agreement or the Depositor under the related Sale and Servicing Agreement.  Accordingly, pursuant to the related Sale and Servicing Agreement, the Depositor would be required to repurchase the related Receivable from the Issuing Entity and, pursuant to the related Receivables Purchase Agreement, TMCC would be required to purchase that Receivable from the Depositor, in each case unless the breach was cured.  Pursuant to each Sale and Servicing Agreement, the Depositor will assign its rights to the related Issuing Entity or cause TMCC to purchase the Receivable under the related Receivables Purchase Agreement.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” and “Risk Factors—The issuing entity’s security interests in financed vehicles may be unenforceable or defeated” in this Prospectus.

Continuity of Perfection.  Under the laws of most states, the perfected security interest in a vehicle would continue for up to four months after the vehicle is moved to a state that is different from the one in which it is initially registered and the owner thereof re-registers the vehicle in the new state.  A majority of states generally require surrender of a certificate of title to re-register a vehicle.  In those states (such as California) that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the Obligor under the related installment sale contract to surrender possession of the certificate of title.  In the case of vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party (such as Texas), the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title.  Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation.  However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not list the secured party’s lien.  Additionally, in states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection.  In the ordinary course of servicing the Receivables, TMCC will take steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation.  Similarly, when an Obligor sells a Financed Vehicle, TMCC must surrender possession of the certificate of title or will receive notice as a result of its lien noted on the certificate of title and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien.  Under each Sale and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer’s expense, to maintain perfection of security interests in the Financed Vehicles and will be obligated to purchase the related Receivable if it fails to do so and that failure has a material and adverse effect on the Issuing Entity’s interest in the Receivable.

Priority of Liens Arising by Operation of Law.  Under the laws of most states (including California), liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle.  The Code also grants priority to specified federal tax liens over the lien of a secured party.  The laws of some states and federal law permit the confiscation of vehicles by governmental authorities under some circumstances if used in unlawful activities, which may result in the loss of a secured party’s perfected security interest in the confiscated vehicle.  See “Forfeiture for Drug, RICO and Money Laundering Violations” in this Prospectus.  TMCC will represent and warrant to the Depositor in each Receivables Purchase Agreement, and the Depositor will represent and warrant to the Issuing Entity in each Sale and Servicing Agreement, that, as of the related Closing Date, each security interest in a Financed Vehicle is prior to all other present liens (other than tax liens and any other liens that arise by operation of law) upon and security interests in that Financed Vehicle.  However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable.  No notice will be given to the owner trustee, the indenture trustee, any Noteholders or the Certificateholders in respect of a given Issuing Entity if that a lien arises or confiscation occurs which would not give rise to the Depositor’s repurchase obligation under the related Sale and Servicing Agreement or TMCC’s repurchase obligation under the related Receivables Purchase Agreement.

Repossession

In the event of default by an Obligor, the holder of the related retail installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws.  Among the UCC remedies, the secured party has the right to perform repossession by self-help means, unless it would constitute a breach of the peace or is otherwise limited by applicable state law.  Unless a vehicle financed by TMCC is voluntarily surrendered, self help repossession is the method employed by TMCC in most states and is accomplished simply by retaking possession of the Financed Vehicle.  In cases where an Obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and that vehicle must then be recovered in accordance with that order.  In some jurisdictions, the secured party is required to notify that Obligor of the default and the intent to repossess the collateral and to give that Obligor a time period within which to cure the default prior to repossession.  In some states, an Obligor has right to reinstate its contract and recover the collateral by paying the delinquent installments and other amount due.

Notice of Sale; Reinstatement and Redemption Rights

In the event of default by an Obligor under a retail installment sales contract, some jurisdictions require that the Obligor be notified of the default and be given a time period within which to cure the default prior to repossession.  Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract.

The UCC and other state laws require the secured party to provide an Obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held.  In most states, under certain circumstances after any such financed vehicle has been repossessed, the related Obligor may reinstate the related contract by paying the delinquent installments and other amounts due.  Additionally, in most states, an Obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest on the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys’ fees.  In some states, an Obligor has the right to redeem the collateral prior to actual sale by payment of delinquent installments or the unpaid balance.

Deficiency Judgments and Excess Proceeds

The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness.  While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments.  In addition to the notice requirement described above, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be “commercially reasonable”.  Generally, courts have held that when a sale is not “commercially reasonable,” the secured party loses its right to a deficiency judgment.  However, the deficiency judgment would be a personal judgment against the Obligor for the shortfall, and a defaulting Obligor can be expected to have very little capital or sources of income available following repossession.  Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible.  In addition, the UCC permits the Obligor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC.  Also, prior to a sale, the UCC permits the Obligor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the “default” provisions under the UCC.

Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds.  In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to that vehicle or if no such lienholder exists, the UCC requires the creditor to remit the surplus to the Obligor.

Certain Bankruptcy Considerations

In structuring the transactions contemplated in this Prospectus, the Depositor has taken steps that are intended to make it unlikely that the voluntary or involuntary application for relief by TMCC under the United States Bankruptcy Code or similar applicable state laws (collectively, “Insolvency Laws”) will result in consolidation of the assets and liabilities of the Depositor or the Issuing Entity with those of TMCC.  These steps include the creation of the Depositor as a wholly owned, limited purpose subsidiary pursuant to a limited liability company agreement containing certain limitations (including requiring that the Depositor must at all times have at least one “Independent  Manager” and restrictions on the nature of the Depositor’s business and on its ability to commence a voluntary case or proceeding under any Insolvency Law without the affirmative vote of a majority of its managers, including each Independent Manager).  However, delays in payments on a series of Notes and possible reductions in the amount of those payments could occur if:

1.

a court were to conclude that the assets and liabilities of the Depositor should be consolidated with those of TMCC in the event of the application of applicable Insolvency Laws to TMCC;

2.

a filing were made under any Insolvency Law by or against the Depositor ore the related Issuing Entity; and

3.

an attempt were made to litigate any of the foregoing issues.

On a Closing Date, counsel to the Depositor will give an opinion to the effect that, based on a reasoned analysis of analogous case law (although there is no precedent based on directly similar facts), and, subject to facts, assumptions and qualifications specified in the opinion and applying the principles set forth in the opinion, in the event of a voluntary or involuntary bankruptcy case in respect of TMCC under Title 11 of the United States Bankruptcy Code at a time when TMCC was insolvent, the property of the Depositor or the Issuing Entity would not properly be substantively consolidated with the property of the estate of TMCC.  Among other things, that opinion will assume that each of the Depositor and TMCC will follow specified procedures in the conduct of its affairs, including maintaining records and books of account separate from those of the other, refraining from commingling its assets with those of the other, and refraining from holding itself out as having agreed to pay, or being liable for, the debt of the other.  The Depositor and TMCC intend to follow these and other procedures related to maintaining their separate corporate identities.  However, there can be no assurance that a court would not conclude that the assets and liabilities of the Depositor should be consolidated with those of TMCC.

TMCC will warrant in each Receivables Purchase Agreement that the sale of the related Receivables by it to the Depositor is a valid sale.  Notwithstanding the foregoing, if TMCC were to become a debtor in a bankruptcy case, a court could take the position that the sale of Receivables to the Depositor should instead be treated as a pledge of those Receivables to secure a borrowing of TMCC.  In addition, if the transfer of Receivables to the Depositor is treated as a pledge instead of a sale, a tax or government lien on the property of TMCC arising before the transfer of a Receivable to the Depositor may have priority over the Depositor’s interest in that Receivable.  In addition, while TMCC is the Servicer, cash collections on the Receivables may be commingled with the funds of TMCC and, in the event of that bankruptcy of TMCC, the Issuing Entity may not have a perfected interest in those collections.

TMCC and the Depositor will treat the transactions described in this Prospectus as a sale of the Receivables to the Depositor, so that the automatic stay provisions of the United States Bankruptcy Code should not apply to the Receivables in the event that TMCC were to become a debtor in a bankruptcy case.

Consumer Protection Laws

Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance.  These laws include the Truth in Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson Moss Warranty Act, the Federal Reserve Board’s Regulations B and Z, the Gramm-Leach-Bliley Act, the Servicemembers’ Civil Relief Act (the “Relief Act”), the National Consumer Credit Protection Act, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts and other similar laws.  Many states have adopted “lemon laws” that provide redress to consumers who purchase a vehicle that remains out of compliance with its manufacturer’s warranty after a specified number of attempts to correct a problem or a specified time period.  Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law.  These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions.  In some cases, this liability could affect an assignee’s ability to enforce consumer finance contracts such as the Receivables.

With respect to used vehicles, the Federal Trade Commission’s Rule on Sale of Used Vehicles (the “FTC Rule”) requires all sellers of used vehicles to prepare, complete and display a “Buyers Guide” which explains the warranty coverage for such vehicles.  The Federal Magnuson-Moss Warranty Act and state lemon laws may impose further obligations on motor vehicle dealers.  Holders of the Receivables may have liability or claims and defenses under those statutes, the FTC Rule and similar state statutes.

The so called “Holder in Due Course” Rule of the Federal Trade Commission (the “FTC Rule”), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law in some states, has the effect of subjecting a seller (and specified creditors and their assignees) in a consumer credit transaction to all claims and defenses which the Obligor in the transaction could assert against the seller of the goods.  Liability under the FTC Rule is limited to the amounts paid by the Obligor under the contract, and the holder of the Receivable may also be unable to collect any balance remaining due under that contract from the Obligor.

Most of the Receivables will be subject to the requirements of the HDC Rule.  Accordingly, each Issuing Entity, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the related Financed Vehicle.  For each Obligor, these claims are limited to a maximum liability equal to the amounts paid by the Obligor on the related Receivable.  Under most state motor vehicle dealer licensing laws, sellers of motor vehicles are required to be licensed to sell motor vehicles at retail sale.  Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading.  If the seller is not properly licensed or if a written odometer disclosure statement was not provided to the purchaser of the related financed vehicle, an Obligor may be able to assert a defense against the seller of the vehicle.  If an Obligor were successful in asserting any of those claims or defenses, that claim or defense would constitute a breach of the Depositor’s representations and warranties under the related Sale and Servicing Agreement and a breach of TMCC’s warranties under the related Receivables Purchase Agreement and would, if the breach materially and adversely affects the Receivable or the interest of the Noteholders, create an obligation of the Depositor and TMCC, respectively, to repurchase the Receivable unless the breach is cured.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” in this Prospectus.

Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances.  These equitable principles may have the effect of relieving an Obligor from some or all of the legal consequences of a default.

TMCC and the Depositor will represent and warrant under each Receivables Purchase Agreement and each Sale and Servicing Agreement, as applicable, that each Receivable complies with all requirements of law in all material respects.  Accordingly, if an Obligor has a claim against such Issuing Entity for violation of any law and such claim materially and adversely affects such Issuing Entity’s interest in a Receivable, such violation would constitute a breach of the representations and warranties of TMCC under the Receivables Purchase Agreement and the Depositor under such Sale and Servicing Agreement and would create an obligation of TMCC and the Depositor to repurchase the Receivable unless the breach is cured.  See “Description of the Transfer and Servicing Agreements—Sale and Assignment of Receivables” in this Prospectus.

Any such shortfall, to the extent not covered by amounts payable to the Securityholders from amounts on deposit in the related Reserve Fund or from coverage provided under any other credit enhancement mechanism, could result in losses to the Securityholders.

Forfeiture for Drug, RICO and Money Laundering Violations

Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized and ordered forfeited to the United States of America.  The offenses that can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant thereto, as well as the narcotic drug laws.  In many instances, the United States may seize the property even before a conviction occurs.

Other Limitations

In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment.  For example, in a Chapter 13 proceeding under the United States Bankruptcy Code, a court may prevent a creditor from repossessing a vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness.  A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Under the terms of the Relief Act, an Obligor who enters the military service (including members of the Army, Navy, Air Force, Marines, National Guard, and officers of the National Oceanic and Atmospheric Administration and U.S. Public Health Service assigned to duty with the military) after the origination of that Obligor’s Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor’s Receivable and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of that Obligor’s active duty status after a request for relief by the Obligor.  The Relief Act provides for extension of payments during a period of service upon request of the Obligor.  Interest at a rate in excess of 6% that would have been incurred but for the Relief Act is forgiven.  It is possible that the foregoing could have an effect on the ability of the Servicer to collect the full amount of interest owing on some of the Receivables.  In addition, the Relief Act and the laws of some states, including California, New York and New Jersey, impose limitations that would impair the ability of the Servicer to repossess the released Financed Vehicle during the Obligor’s period of active duty status and, under certain circumstances, during an additional period thereafter.  Thus, if that Receivable goes into default, there may be delays and losses occasioned by the inability to exercise the Issuing Entity’s rights with respect to the Receivable and the related Financed Vehicle in a timely fashion.

Any shortfall pursuant to either of the two preceding paragraphs, to the extent not covered by amounts payable to the Noteholders or Certificateholders from amounts on deposit in the related Reserve Account or from coverage provided under any other credit enhancement mechanism, could result in losses to the Noteholders and Certificateholders. See “Risk Factors— The return on the notes could be reduced by shortfalls due to the Servicemembers Civil Relief Act” in this prospectus.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates of any series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of tax counsel to each Issuing Entity with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this Prospectus.  “Tax Counsel” with respect to each Issuing Entity will be specified in the related Prospectus Supplement.  The discussion does not purport to deal with federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules and does not address which forms should be used to report information related to Notes and Certificates to the Internal Revenue Service, which we refer to in this Prospectus as the “IRS”.  For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities.  Moreover, there are no cases or Internal Revenue Service rulings on similar transactions involving both debt and equity interests issued by an Issuing Entity with terms similar to those of the notes and the certificates.  As a result, the IRS may disagree with all or a part of the discussion below.  It is suggested that prospective investors consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

The following discussion is based upon current provisions of the Code, the Treasury regulations promulgated under the Code and judicial or ruling authority, all of which are subject to change, which change may be retroactive.  Each Issuing Entity will be provided with an opinion of Tax Counsel regarding the federal income tax matters discussed below.

An opinion of Tax Counsel, however, is not binding on the IRS or the courts.  No ruling on any of the issues discussed below will be sought from the IRS.  For purposes of the following discussion, references to the Issuing Entity, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer to each Issuing Entity and the Notes, Certificates and related terms, parties and documents applicable to that Issuing Entity.

Tax Characterization of the Issuing Entity

The following discussion of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates of an Issuing Entity nominally referred to as an “owner trust” in the related Prospectus Supplement (an “Owner Trust”), to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Tax Counsel to each Owner Trust with respect to the related series on the material matters associated with those consequences, subject to the qualifications set forth in this Prospectus.  In addition, Tax Counsel has prepared or reviewed the statements in this Prospectus under the heading “Certain Federal Income Tax Consequences” and is of the opinion that those statements are correct in all material respects.  Those statements are intended as an explanatory discussion of the related tax matters affecting investors, but do not purport to furnish information in the level of detail or with the attention to an investor’s specific tax circumstances that would be provided by an investor’s own tax advisor.  Accordingly, it is suggested that each investor consult its own tax advisor with regard to the tax consequences to it of investing in Notes or Certificates.

Tax Counsel will deliver its opinion that an Owner Trust will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.  This opinion will be based on the assumption that the terms of the Transfer and Servicing Agreement will be complied with, and on Tax Counsel’s conclusion that the nature of the income of the Issuing Entity will exempt it from the rule that some publicly traded partnerships are taxable as corporations.

If the Owner Trust were taxable as a corporation for federal income tax purposes, the Issuing Entity would be subject to corporate income tax on its taxable income.  The Issuing Entity’s taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes.  Any corporate income tax could materially reduce cash available to make payments on the Notes and the Certificates.

Tax Consequences to Owners of the Notes

Treatment of the Notes as Indebtedness.  The Depositor and any Noteholders will agree, and the beneficial owners of the Notes (which we refer to in this Prospectus as the “Note Owners”) will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes.  Except as otherwise provided in the related Prospectus Supplement, Tax Counsel will deliver its opinion that the Notes will be classified as debt for federal income tax purposes.  The discussion below assumes this characterization of the Notes is correct.

OID, Etc.  The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Strip Notes.  Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for “qualified stated interest” under Treasury regulations (the “OID regulations”) relating to original issue discount (“OID”), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in determining their term), all within the meaning of the OID regulations.  In determining whether any OID on the Notes is de minimis, the Depositor expects to use a reasonable assumption regarding prepayments (a “Prepayment Assumption”) to determine the weighted average maturity of the Notes.  If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to those Notes will be disclosed in the related Prospectus Supplement.

Interest Income on the Notes.  Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID.  The stated interest on the Notes will be taxable to a Note Owner as ordinary interest income when received or accrued in accordance with that Note Owner’s method of tax accounting.  Under the OID regulations, the Note Owner of a Note issued with a de minimis amount of OID must include that OID in income, on a pro rata basis, as principal payments are made on the Note.  Subject to a statutorily defined de minimis rule for market discount and a required election for premium, absent an exception based on a taxpayer’s unique circumstances, a purchaser who buys a Note for more or less than its principal amount will be subject, respectively, to the premium amortization or market discount rules of the Code.

The Note Owner of a Note that has a fixed maturity date of not more than one year from the issue date of that note (a “Short-Term Note”) may be subject to special rules.  An accrual basis Note Owner of a Short-Term Note (and some cash method Note Owners, including regulated investment companies, as set forth in Section 1281 of the Code) is required to report interest income as interest accrues on a straight-line basis or under a constant yield method over the term of each interest period.  Other cash basis Note Owners of a Short-Term Note are required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note).  However, a cash basis Note Owner of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note.  A cash basis Note Owner that is not required to report interest income as it accrues under Section 1281 may elect to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the Note Owner would not be subject to the interest expense deferral rule referred to in the preceding sentence.  Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

Sale or Other Disposition.  If a Note Owner sells a Note, the Note Owner will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Note Owner’s adjusted tax basis in the Note.  The adjusted tax basis of a Note to a particular Note Owner will equal the Note Owner’s cost for the Note, increased by any market discount, acquisition discount and OID previously included in income by that Note Owner with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of payments of principal and OID previously received by that Note Owner with respect to that Note.  Any gain or loss, and any gain or loss recognized on a prepayment of the Notes, will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income.  Except for an annual $3,000 exception applicable to individuals, capital losses may be used only to offset capital gains or gains treated as capital gains.

Foreign Owners.  Interest paid (or accrued) to a Note Owner who is not a U.S. Person (a “Foreign Owner”) will be considered “portfolio interest,” and not subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Owner and:

1.

the Foreign Owner is not actually or constructively a “10 percent shareholder” of the Issuing Entity or the Depositor (including a holder of 10% or more of the outstanding certificates issued by the Issuing Entity) or a “controlled foreign corporation” with respect to which the Issuing Entity or the Depositor is a “related person” within the meaning of the Code;

2.

the Foreign Owner is not a bank receiving interest described in Section 881(c)(3)(A) of the Code;

3.

the interest is not contingent interest described in Section 871(h)(4) of the Code; and

4.

the Foreign Owner does not bear specified relationships to any certificateholder.

To qualify for the exemption from taxation, the Foreign Owner must provide the applicable trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement (on Form W-8BEN, Form W-8ECI or similar forms), signed under penalty of perjury, certifying that the Note Owner is a Foreign Owner and providing the Foreign Owner’s name and address.  If a note is held through a securities clearing organization or other financial institution, the organization or may provide the relevant signed statement to the withholding agent; in that case, however, the Foreign Owner must provide the security clearing organization or other financial institution with a Form W-8BEN, Form W-8ECI or similar form.  A Form W-8BEN that provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect, provided the withholding agent reports to the IRS at least one payment annually to such beneficial owner.  A Form W-8BEN on which a U.S. taxpayer identification number is not provided and a Form W-8ECI remains in effect for a period beginning on the date the form is signed and ending on the last day of the third succeeding calendar year, absent a change in circumstances causing any information on the form to be incorrect.  The Foreign Owner must notify the person to whom it provided the Form W-8BEN, the Form W-8ECI or similar form of any changes to the information on the Form W-8BEN or similar form within 30 days of that change.  If interest paid to a Foreign Owner is not considered portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.  In order to claim the benefit of any applicable tax treaty, the Foreign Owner must provide the applicable trustee or other person who is required to withhold U.S. tax with respect to the notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalties of perjury, certifying that the Foreign Owner is entitled to benefits under the treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a Foreign Owner will be exempt from United States federal income and withholding tax, provided that (1) the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Owner and (2) in the case of an individual Foreign Owner, the Foreign Owner is not present in the United States for 183 days or more during the taxable year of disposition.

As used in this Prospectus, a “U.S. Person” means:

1.

a citizen or resident of the United States;

2.

an entity treated as a corporation or a partnership for United States federal income tax purpose created or organized under the laws of the United States, any state thereof, or the District of Columbia;

3.

an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

4.

a trust if (a) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust or (b) such trust was in existence on August 20, 1996 and is eligible to elect, and has made a valid election, to be treated as a U.S. Person despite not meeting the requirements of clause (a).

Backup Withholding.  Each Note Owner (other than an exempt Note Owner such as a corporation, tax-exempt organization, qualified pension and profit- sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate (on Form W-9) providing the Note Owner’s name, address, correct federal taxpayer identification number and a statement that the Note Owner is not subject to backup withholding.  Should a nonexempt Note Owner fail to provide the required certification, amounts otherwise payable to the Note Owner may be subject to backup withholding tax, and the Issuing Entity will be required to withhold and remit the withheld amount to the IRS.  Any such amount withheld would be credited against the Note Owner’s federal income tax liability.

Possible Alternative Treatments of the Notes.  If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the Issuing Entity.  If so treated, the Issuing Entity might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity).  Alternatively, and most likely in the view of Tax Counsel, the Issuing Entity might be treated as a partnership (including a publicly traded partnership) that would not be taxable as a corporation.  Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some Note Owners.  For example, income to some tax-exempt entities (including pension funds) may be “unrelated business taxable income,” income to Foreign Owners may be subject to U.S. income tax and withholding taxes and cause Foreign Owners to be subject to U.S. tax return filing and withholding requirements, and individual Note Owners might be subject to some limitations on their ability to deduct their share of Issuing Entity expenses.

Reportable Transactions.  A penalty in the amount of $10,000 in the case of a natural person and $50,000 in any other case is imposed on any taxpayer that fails to timely file an information return with the IRS with respect to a “reportable transaction” (as defined in Section 6011 of the Code). The rules defining “reportable transactions” are complex, but include (and are not limited to) transactions that result in certain losses that exceed threshold amounts. Prospective investors are advised to consult their own tax advisers regarding any possible disclosure obligations in light of their particular circumstances.

CERTAIN STATE TAX CONSEQUENCES

The above discussion does not address the tax treatment of any Owner Trust, Notes or Note Owners under any state or local tax laws.  The activities to be undertaken by the Servicer in servicing and collecting the Receivables will take place in various states and, therefore, many different state and local tax regimes potentially apply to different portions of these transactions.  Prospective investors are urged to consult with their tax advisors regarding the state and local tax treatment of any Owner Trust as well as any state and local tax consequences for them purchasing, holding and disposing of Notes or Certificates.

The federal and state tax discussions set forth above are included for general information only and may not be applicable depending upon your particular tax situation.  You should consult your tax advisor with respect to the tax consequences to you of the purchase, ownership and disposition of notes, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

ERISA CONSIDERATIONS

The Notes issued by the related Issuing Entity will generally be eligible for purchase by pension, profit-sharing or other employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), IRAs, Keogh Plans and other plans covered by Section 4975 of the Code and entities deemed to hold the plan assets of the foregoing (each, a “Plan”).  The “ERISA Considerations” section of each related Prospectus Supplement includes a detailed description of the ERISA implications for each series of Notes.

Certificates rated below investment grade will not be eligible for any statutory, regulatory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Therefore, such certificates may not be acquired by, for, or on behalf of, any Plan. However, certificates rated at least investment grade may be eligible for an administrative exemption from the Department of Labor and in such event may be purchased by a Plan, if indicated in the related Prospectus Supplement.

PLAN OF DISTRIBUTION

On the terms and conditions set forth in an underwriting agreement with respect to the Notes (the “Underwriting Agreement”), the Depositor will agree to cause the related Issuing Entity to sell to the underwriters named in the related Underwriting Agreement and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes of the related series set forth in the related Underwriting Agreement and in the related Prospectus Supplement.

In the Underwriting Agreement with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth in the related Underwriting Agreement, to purchase all the Notes described in such Underwriting Agreement which are offered hereby and by the related Prospectus Supplement if any of such Notes are purchased.

Each Prospectus Supplement will either (i) set forth the price at which each class of Notes being offered by such Prospectus Supplement will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Notes or (ii) specify that the related Notes are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale.  After the initial public offering of any such Notes, such public offering prices and such concessions may be changed.

Each Underwriting Agreement will provide that TMCC and the Depositor will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect of such civil liabilities.

Each Issuing Entity may, from time to time, invest the funds in its Trust Accounts in Eligible Investments acquired from such underwriters or from the Depositor.

Pursuant to each Underwriting Agreement with respect to a given series of Notes, the closing of the sale of any class of Notes subject to such Underwriting Agreement will be conditioned on the closing of the sale of all other such classes of Notes of that series.

The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

LEGAL OPINIONS

Certain legal matters relating to the Securities of any series will be passed upon for the related Issuing Entity, the Depositor and the Servicer by McKee Nelson LLP.  In addition, certain United States federal income tax and other matters will be passed upon for the related Issuing Entity by McKee Nelson LLP.

INDEX OF DEFINED TERMS

30/360

47

Actual/360

47

Actual/Actual

47

Actuarial Advance

68

Actuarial Receivables

36

Administration Agreement

78

Administration Fee

79

Administrative Purchase Payment

66

Administrative Receivable

66

Advances

68

Amortization Period

54

APR

36

Auction

52

Base Rate

46

Basic Servicing Fee

69

Beneficial Owners

54

Bond Equivalent Yield

53

Business Day

47

Calculation Agent

48

Calculation Date

49, 50, 53

CD Rate

48

CD Rate Determination Date

48

CD Rate Security

46

Certificate Balance

38

Certificate Pool Factor

39

Certificates

31

class

39, 45

Clearstream

55

Closing Date

36, 62

Code

44

Collection Account

63

Collection Period

67

Commercial Paper Rate

49

Commercial Paper Rate Determination Date

49

Commercial Paper Rate Security

46

Cooperative

58

credit enhancement

9

CSCs

28

Cutoff Date

32

Dealer Agreements

28, 32

Dealer Recourse

38

Dealers

32

Definitive Certificates

59

Definitive Notes

59

Definitive Securities

59

Demand Notes Indenture

80

Demand Notes Indenture Trustee

80

Depositor

31

Depository

39

Determination Date

73

DSSOs

28

DTC

54

DTC Participants

39

DTCC

58

Eligible Deposit Account

64

Eligible Institution

64

Eligible Investments

64

ERISA

94

Euroclear

55

Excess Payment

67

Exchange Act

34

Federal Funds Rate

50

Federal Funds Rate Determination Date

50

Federal Funds Rate Security

46

Final Scheduled Maturity Date

65

financed vehicles

7

Financed Vehicles

32

Fixed Rate Securities

46

Floating Rate Securities

46

Foreign Owner

92

FTC Rule

88

H.15 Daily Update

46

H.15(519)

46

Indenture

39

Indenture Trustee

33

Index

53

Index Currencies

53

Index Currency

51

Index Maturity

46

Indexed Principal Amount

53

Indexed Securities

53

Initial Certificate Balance

39

Insolvency Event

75

Insolvency Laws

87

Interest Determination Date

47

Interest Period

48

Interest Rate

40

Interest Reset Date

47

Interest Reset Period

47

Investment Earnings

64

Issuer

31

Issuing Entity

31

LIBOR

51

LIBOR Security

46

London Business Day

47

Money Market Yield

50

Note Owners

91

Note Pool Factor

38

noteholder

25

Noteholder

39

Notes

31

obligors

7

Obligors

32

OID

91

OID regulations

91

OSCAR

28

Owner Trust

90

Pass Through Rate

45

Payahead Account

63

Payment Date

40, 45

Plan

94

Pool Balance

69

Prepayment

67

Prepayment Assumption

91

prepayments

37

Principal Balance

69

Principal Financial Center

51

Prospectus Supplement

31

receivables

7

Receivables

32

Receivables Pool

32

Receivables Purchase Agreement

36, 62

Registration Statement

33

Related Documents

44

Relief Act

26

Required Rate

71

Required Yield Maintenance Amount

71

Reserve Fund

71

Reserve Fund Initial Deposit

71

Revolving Liquidity Note

72

Revolving Liquidity Note Agreement

72

Revolving Period

9

Sale and Servicing Agreement

32

Schedule of Receivables

62

SEC

2, 33

Securities

31

Securities Act

33

securityholder

25

Securityholders

33

Servicer

30

Servicer Default

75

Servicing Fee Rate

69

Short-Term Note

91

Simple Interest Advance

68

Simple Interest Receivables

36

Sponsor

1, 5, 28, 36, 62

Spread

46

Spread Multiplier

46

Strip Notes

40

Supplemental Servicing Fee

69

Surety Bond

72

TAFR LLC

31

TARGET system

47

Tax Counsel

90

TFSC

28

TMC

28

TMCC

28

TMCC Demand Notes

8, 80

Total Servicing Fee

69

Transfer and Servicing Agreements

32

Treasury Bills

52

Treasury Rate

52

Treasury Rate Determination Date

52

Treasury Rate Security

46

Trust Accounts

64

Trust Agreement

31

Trustee

33

U.S.

28

Underwriting Agreement

94

Warranty Purchase Payment

62

Warranty Receivable

62

weighted average life

37

Yield Maintenance Account

71

Yield Maintenance Agreement

71

Yield Maintenance Deposit

71

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions:

Registration Fee	$*
Blue Sky Fees and Expenses	$*
Printing Expenses	$*
Trustee Fees and Expenses	$*
Legal Fees and Expenses	$*
Accounting Fees and Expenses	$*
Rating Agencies’ Fees	$*
Miscellaneous	$*

Total	$*

*  Amounts to be filed by amendment

Item 15.  Indemnification of Directors and Officers.

Toyota Motor Credit Corporation ("TMCC") was incorporated as a California corporation. Section 317 of the California Corporations Code authorizes a corporation to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an officer or director of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Toyota Auto Finance Receivables LLC ("TAFR LLC") was organized as a Delaware limited liability company. Section 18-108 of the Delaware Limited Liability Company Act authorizes a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

TMCC's Bylaws authorize TMCC to indemnify their officers and directors to the maximum extent permitted by the California Corporations Codes. TAFR LLC's limited liability company agreement authorizes TAFR LLC to indemnify its members and managers to the maximum extent permitted by the Delaware Limited Liability Company Act; however, if TAFR LLC has outstanding any securities rated by a rating agency, its indemnification obligations shall be fully subordinated to payments of amounts then due on the rated securities and, in any case, (x) nonrecourse to TAFR LLC's assets pledged to secure the rated securities and (y) not constitute a claim against TAFR LLC to the that it does not have funds sufficient to pay the indemnification obligations.

Item 16.  Exhibits

1.1

Form of Underwriting Agreement*

3.1

Certificate of Formation of Toyota Auto Finance Receivables LLC*

3.2

Limited Liability Company Agreement of Toyota Auto Finance Receivables LLC dated as of June 1, 2001*

4.1

Form of Trust Agreement between the Registrant and the Owner Trustee*

4.2

Form of Indenture between the Trust and the Indenture Trustee*

4.3

Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Owner Trust*

4.5

Form of Receivables Purchase Agreement between TMCC and the Registrant*

4.6

Form of Administration Agreement among the Trust, the Administrator, the Indenture Trustee and the Owner Trustee*

4.7

Form of Demand Note Indenture between TMCC and the Demand Note Indenture Trustee*

4.8

Form of ISDA Master Agreement between TMCC and the Trust*

4.9

Form of Revolving Liquidity Note between TMCC and the Trust*

5.1

Opinion of McKee Nelson LLP with respect to legality*

8.1

Opinion of McKee Nelson LLP with respect to tax matters*

23.1

Consent of McKee Nelson LLP (included as part of Exhibits 5.1 and 8.1)*

23.2

Consent of independent registered public accounting firm**

24.1

Power of Attorney of the Managers of the Registrant

24.2

Power of Attorney of the Directors of Toyota Motor Credit Corporation (G. Borst, I. Yajima, D. Pelliccioni, T. Suzuki, Y. Funo, J. Lentz)

25.1

Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1 as Indenture Trustee under the Indenture***

25.2

Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1 as Indenture Trustee under the Demand Note Indenture****

----------

*

To be filed by amendment.

**

To be filed at the time of an offering of demand notes.

***

To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of debt securities.

****

To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of demand notes.

Item 17.  Undertakings

(a)    As to Rule 415: The undersigned registrant hereby undertakes:

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.  Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is for an offering of asset-backed securities on Form S-3, and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2)    That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(3)    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

That, for the purpose of determining liability of the registrant under the Securities Act of 1933, as amended, to any purchaser in the initial distribution of the securities: The undersigned undertakes that in a primary offering of securities of the undersigned pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)

Any preliminary prospectus or prospectus of the undersigned relating to the offering required to be filed pursuant to Rule 424;

(ii)

Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned or used or referred to by the undersigned;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned or its securities provided by or on behalf of the undersigned; and

(iv)

Any other communication that is an offer in the offering made by the undersigned to the purchaser.

(5)

That, for the purpose of determining liability under the Securities Act of 1933, as amended, to any purchaser:

If the registrant is relying on Rule 430B of the Securities Act of 1933, as amended:

       (i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended, shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

       (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) of the Securities Act of 1933, as amended, as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) of the Securities Act of 1933, as amended, for the purpose of providing the information required by section 10(a) of the Securities Act of 1933, as amended, shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(b)    As to documents subsequently filed that are incorporated by reference: The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(c)    As to indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(d)    As to Rule 430A: The undersigned registrant hereby undertakes that:

(1)    For the purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus files as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)    For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial "bona fide" offering thereof.

(e)

Undertaking in respect of qualification of Indentures under the Trust Indenture Act of 1939.

The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

(f)

The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)  The registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement.  In addition, the Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified Internet address as of the date of the prospectus included in this Registration Statement if a subsequent update or change is made to the information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on May 12, 2009.

TOYOTA MOTOR CREDIT CORPORATION

    (solely as issuer of the Demand Notes)

By:    /s/ George E. Borst

Name: George E. Borst

Title:   President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George E. Borst Name: George E. Borst	President and Chief Executive Officer and Director (Principal Executive Officer)	May 12, 2009
/s/ Ichiro Yajima Name: Ichiro Yajima	Executive Vice President and Treasurer and Director	May 12, 2009
/s/ David Pelliccioni Name: David Pelliccioni	Senior Vice President, Chief Administrative Officer, Secretary and Director	May 12, 2009
/s/ Christopher Ballinger Name: Christopher Ballinger	Group Vice President, Chief Financial Officer and Global Treasurer (Principal Financial Officer)	May 12, 2009
/s/ Carman Turner Name: Carman Turner	Chief Accounting Officer (Principal Accounting Officer)	May 12, 2009

* Name: Takeshi Suzuki	Director of TMCC	May 12, 2009
* Name: Yukitoshi Funo	Director of TMCC	May 12, 2009
* Name: James Lentz	Director of TMCC	May 12, 2009
Name: Eiji Hirano	Director of TMCC
Name: Takahiko Ijichi	Director of TMCC

*  By:    /s/ George E. Borst
              George E. Borst

Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on May 12, 2009.

TOYOTA AUTO FINANCE RECEIVABLES LLC

    (Registrant)

By:   /s/ Christopher Ballinger

Name: Christopher Ballinger

Title:   President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher Ballinger Name: Christopher Ballinger	Manager and President (principal executive officer)	May 12, 2009
/s/ Ichiro Yajima Name: Ichiro Yajima	Manager, Chief Financial Officer and Treasurer (principal accounting officer)	May 12, 2009
/s/ Stephen Howard Name: Stephen Howard	Manager and Secretary	May 12, 2009
* Name: James B. O’Neill	Manager	May 12, 2009
* Name: Ruth K. Lavelle	Manager	May 12, 2009

*  By:    /s/ Christopher Ballinger

              Christopher Ballinger

              Attorney-in-fact

EXHIBIT INDEX

1.1

Form of Underwriting Agreement*

3.1

Certificate of Formation of Toyota Auto Finance Receivables LLC*

3.2

Limited Liability Company Agreement of Toyota Auto Finance Receivables LLC dated as of June 1, 2001*

4.1

Form of Trust Agreement between the Registrant and the Owner Trustee*

4.2

Form of Indenture between the Trust and the Indenture Trustee*

4.3

Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Owner Trust*

4.5

Form of Receivables Purchase Agreement between TMCC and the Registrant*

4.6

Form of Administration Agreement among the Trust, the Administrator, the Indenture Trustee and the Owner Trustee*

4.7

Form of Demand Note Indenture between TMCC and the Demand Note Indenture Trustee*

4.8

Form of ISDA Master Agreement between TMCC and the Trust*

4.9

Form of Revolving Liquidity Note between TMCC and the Trust*

5.1

Opinion of McKee Nelson LLP with respect to legality*

8.1

Opinion of McKee Nelson LLP with respect to tax matters*

23.1

Consent of McKee Nelson LLP (included as part of Exhibits 5.1 and 8.1)*

23.2

Consent of independent registered public accounting firm**

24.1

Power of Attorney of the Managers of the Registrant

24.2

Power of Attorney of the Directors of Toyota Motor Credit Corporation (G. Borst, I. Yajima, D. Pelliccioni, T. Suzuki, Y. Funo, J. Lentz)

25.1

Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1 as Indenture Trustee under the Indenture***

25.2

Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1 as Indenture Trustee under the Demand Note Indenture****

----------

*

To be filed by amendment.

**

To be filed at the time of an offering of demand notes.

***

To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of debt securities.

****

To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act at the time of an offering of demand notes.